           As filed with the Securities and Exchange Commission on April 7, 2010

                                                     Registration No. 333-159267
                                                                        811-4113

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 1


                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 120


                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H
(formerly, The Manufacturers Life Insurance Company (U.S.A.) Separate Account H)
                           (Exact name of Registrant)

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
          (formerly, The Manufacturers Life Insurance Company (U.S.A.))
                               (Name of Depositor)

                              38500 Woodward Avenue
                        Bloomfield Hills, Michigan 48304
              (Address of Depositor's Principal Executive Offices)

                                 (617) 663-3000
               (Depositor's Telephone Number Including Area Code)

                            Thomas J. Loftus, Esquire
                  John Hancock Life Insurance Company (U.S.A.)
                               601 Congress Street
                              Boston, MA 02210-2805
                     (Name and Address of Agent for Service)

                                    Copy to:

Title of Securities Being Registered: Variable Annuity Insurance Contracts

It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485


[X] on May 3, 2010, pursuant to paragraph (b) of Rule 485


[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ] on __________, pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                     PART A

                      INFORMATION REQUIRED IN A PROSPECTUS

                     (AnnuityNote Series 2 Variable Annuity)
                          (currently issued contracts)

                                Table of Contents


I.    GLOSSARY OF SPECIAL TERMS ..............................................     i
II.   OVERVIEW ...............................................................     4
III.  FEE TABLES .............................................................     9
      Examples ...............................................................    10
IV.   GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIO ..    11
      The Companies ..........................................................    11
      The Separate Accounts ..................................................    12
      The Portfolio ..........................................................    13
      Voting Interest ........................................................    16
V.    DESCRIPTION OF THE CONTRACT ............................................    17
      Eligible Plans .........................................................    17
      Contract Provisions Applicable Prior To the Maturity Date ..............    17
      Contract Provisions Applicable After the Maturity Date .................    23
      Other Contract Provisions ..............................................    25
VI.   CHARGES AND DEDUCTIONS .................................................    28
      Withdrawal Charges .....................................................    28
      Asset-Based Charges ....................................................    28
      Reduction or Elimination of Charges and Deductions .....................    29
      Premium Taxes ..........................................................    30
VII.  FEDERAL TAX MATTERS ....................................................    31
VIII. GENERAL MATTERS ........................................................    40
      Distribution of Contracts ..............................................    40
      Confirmation Statements ................................................    42
      Reinsurance Arrangements ...............................................    42
      Statements of Additional Information ...................................    43
APPENDIX U: TABLES OF ACCUMULATION UNIT VALUES ...............................   U-1

               John Hancock AnnuityNote SERIES 2 Variable Annuity


                          PROSPECTUS DATED MAY 3, 2010


This Prospectus describes interests in AnnuityNote Series 2 modified single Purchase Payment individual deferred Variable Annuity contracts (singly, a "Contract" and collectively, the "Contracts") issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) ("John Hancock USA") in all jurisdictions except New York, or by JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK ("John Hancock New York") in New York. Unless otherwise specified, "we," "us," "our," or "Company" refers to the applicable issuing Company of a Contract. You, the Contract Owner, should refer to the first page of your AnnuityNote Series 2 Variable Annuity Contract for the name of your issuing Company.

VARIABLE INVESTMENT OPTION. Your Purchase Payment is allocated to the Contract's Variable Investment Option. We will measure your Contract Value and Annuity payments according to the investment performance of the applicable Subaccount of JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H or, in the case of John Hancock New York, the applicable Subaccount of JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A (singly, a "Separate Account" and collectively, the "Separate Accounts"). The Subaccount invests in the following Portfolio of John Hancock Trust that corresponds to the Variable Investment Option that we make available on the date of this Prospectus. Currently, we offer the following Variable Investment Option; we show the Portfolio's manager (i.e., subadviser) in bold above the name of the Portfolio:

                MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED
                          Core Balanced Strategy Trust

CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY, ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE SEPARATE ACCOUNTS AND THE VARIABLE INVESTMENT OPTION THAT YOU SHOULD KNOW BEFORE INVESTING. THE CONTRACTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

JOHN HANCOCK ANNUITIES SERVICE CENTER   MAILING ADDRESS
164 Corporate Drive                     Post Office Box 9505
Portsmouth, NH 03801-6815               Portsmouth, NH 03802-9505
(800) 344-1029                          www.jhannuities.com

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

JOHN HANCOCK ANNUITIES SERVICE CENTER   MAILING ADDRESS
164 Corporate Drive                     Post Office Box 9506
Portsmouth, NH 03801-6815               Portsmouth, NH 03802-9506
(800) 551-2078                          www.jhannuitiesnewyork.com

                          I. Glossary of Special Terms

The following terms as used in this Prospectus have the indicated meanings.


ANNUITANT: Any natural person to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant must be the Contract Owner unless the Owner is not a natural person. The Annuitant is as designated on the Contract specification page and in the application. If the Annuitant is not the Owner, the Annuitant becomes the Owner of the Contract if the Contract is annuitized after the Maturity Date.


ANNUITIES SERVICE CENTER: The mailing address of our service office is listed on page ii of this Prospectus. You can send overnight mail to us at 164 Corporate Drive, Portsmouth, New Hampshire 03801-6815.

ANNUITY COMMENCEMENT DATE: The date we/you annuitize your Contract. That is, the date we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date prior to the latest permitted Maturity Date.

BENEFICIARY: The person, persons or entity entitled to the death benefit under the Con-tract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.

BUSINESS DAY: Any day on which the New York Stock Exchange is open for business.

CODE: The Internal Revenue Code of 1986, as amended.

COMPANY: John Hancock USA or John Hancock New York.


CONTINGENT BENEFICIARY: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Contingent Beneficiary is as specified in the application, unless changed.


CONTRACTS: The Variable Annuity contracts offered by this Prospectus.

CONTRACT ANNIVERSARY: The anniversary of the Contract Date.

CONTRACT DATE: The date of issue of the Contract.

CONTRACT VALUE: The total Investment Account values attributable to the Contract.

CONTRACT YEAR: The period of twelve consecutive months beginning on the date as of which the Contract is issued, or on any anniversary of that date.

GENERAL ACCOUNT: All of a Company's assets, other than assets in its Separate Account and any other separate accounts it may maintain.

INVESTMENT ACCOUNT: An account we establish for you which represents your interests in the Contract's Investment Option.

INVESTMENT OPTION: The investment Portfolio available to Contract Owners.

JOHN HANCOCK NEW YORK: John Hancock Life Insurance Company of New York.

JOHN HANCOCK USA: John Hancock Life Insurance Company (U.S.A.).

LIFETIME INCOME AMOUNT: The guaranteed withdrawal amount we pay to you under the Contract, calculated annually and paid monthly, beginning on your 5th Contract Anniversary.

MATURITY DATE: The latest date on which we may begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed.

NET PURCHASE PAYMENT: A Purchase Payment less any applicable premium tax.

NET WITHDRAWAL AMOUNT: The Withdrawal Amount reduced by any applicable withdrawal charge, premium tax, income tax, or other similar tax resulting from the withdrawal and withheld by us.

NONQUALIFIED CONTRACT: A Contract which is not issued under a Qualified Plan.

OWNER OR CONTRACT OWNER ("YOU"): The person, persons (co-Owner) or entity entitled to all of the ownership rights under the Contract. References in this Pros-pectus to Contract Owners are typically by use of "you." The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. If the Owner is a natural person, he or she is also the Annuitant. In the case of a non-natural Owner, the Annuitant becomes the Owner of the Contract after the Maturity Date.

PORTFOLIO: A series of a registered open-end management investment company which corresponds to your Variable Investment Option.

PROSPECTUS: This Prospectus that describes interests in the Contracts.


PURCHASE PAYMENT: An amount you pay to us for the benefits provided by the Contracts. Purchase Payment (as opposed to "Net Purchase Payment") is the gross payment amount, and does not reflect a reduction for any applicable premium tax.


QUALIFIED CONTRACT: A Contract issued under a Qualified Plan.

QUALIFIED PLAN: A retirement plan that receives favorable tax treatment under
Section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

SEPARATE ACCOUNT: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. A separate account is a segregated asset account of a company that is not commingled with the general assets and obligations of the company.

SUBACCOUNT: A Subaccount of a Separate Account. Each Subaccount invests in shares of a specific Portfolio.

VARIABLE ANNUITY: A Contract that provides future payments to an Annuitant, the size of which depends on the performance of one or more specified Subaccounts.

VARIABLE INVESTMENT OPTION: An Investment Option corresponding to a Subaccount of a Separate Account that invests in shares of a specific Portfolio.

WITHDRAWAL AMOUNT: The gross amount deducted (as opposed to the "Net With-drawal Amount") from the Contract Value as the result of a withdrawal. This amount is the total of the amount paid to you plus any applicable withdrawal charge, income taxes, premium taxes, or other similar taxes resulting from the withdrawal and withheld by us.

                                  II. Overview

This overview tells you some key points you should know about the Contracts. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices, your Contract and the Statement of Additional Information for more detailed information.


We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material variations in this Prospectus.


In general, John Hancock USA may issue the Contract in any jurisdiction except New York. John Hancock New York issues the Contract only in New York. Each Company sponsors its own Separate Account.

WHAT KIND OF CONTRACTS ARE DESCRIBED IN THIS PROSPECTUS?

Your Contract is a modified single Purchase Payment individual deferred Variable Annuity Contract between you and a Company. "Deferred" means payments by a Company begin on a future date under the Contract. "Variable" means your investment amounts in the Contract may increase or decrease in value daily based upon the value of your underlying investment Portfolio. The Contract provides for the accumulation of your investment amounts, and the election of a guaranteed life- time withdrawal benefit or the payment of fixed annuity benefits. You (or the Annuitant in the case of a non-natural Owner) must be between the ages of 55 and 75 to purchase a Contract.

An AnnuityNote Series 2 Contract is not a promissory note, bond, debenture, evidence of indebtedness or, in general, any interest or instrument commonly known as a "bond." The Contracts and Investment Options are not bank deposits, are not federally insured, are not guaranteed or endorsed by any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. Further, the Contracts are not guaranteed to achieve their goals and are subject to risks, including loss of the amount invested.

HOW CAN I INVEST MONEY IN THE CONTRACTS?

We use the term Purchase Payment to refer to the investments you make in the Contract. Under each of the Contracts, you may make Purchase Payments to a Company, generally for up to nine months after the Contract Date. We will not accept subsequent Purchase Payments after that date. The required minimum amount to purchase a Contract is $25,000. Your Net Purchase Payments are allocated to the Core Balanced Strategy Investment Option. We may offer additional Investment Options in the future, and in that case you may transfer among the Investment Options subject to our rules restricting transfers (see "IV. General Information about Us, the Separate Accounts and the Portfolio - Transfers Among Investment Options").

WHAT ARE SOME BENEFITS OF THE CONTRACTS?

The Contracts offer access to a diversified Portfolio advised by an expert money manager, a guaranteed income option, guaranteed annuity payments, a death benefit, and tax-deferred treatment of earnings.

LIFETIME INCOME AMOUNT. We designed the Contract to make an annual Lifetime Income Amount available, in automatic monthly installments, starting on the 5th Contract Anniversary and continuing for the life of the Annuitant. Generally, the Lifetime Income Amount equals 5% of the greater of your total Purchase Payment or the Contract Value on the 5th Anniversary. We provide the Lifetime Income Amount to you as automatic withdrawals, unless you request otherwise (see "Unscheduled Withdrawals" below, as well as "V. Description of the Contract").

The Contract is designed primarily to offer guaranteed income through automated Lifetime Income Amount withdrawals. If you do not plan to take Lifetime Income Amount withdrawals, you and your registered representative should carefully consider whether another annuity contract or type of investment might be preferable, and whether the features and benefits provided under the Contract, including its favorable tax-deferral benefits, Investment Option, death benefit and other benefits are suitable for your needs and objectives and are appropriate in light of the expense.

UNSCHEDULED WITHDRAWALS. You may withdraw all or a portion of your Contract Value at any time prior to the Maturity Date. If you elect to take any withdrawals prior to your 5th Anniversary, the Lifetime Income Amount as described above will no longer be available, and your Lifetime Income Amount will be equal to 5% of your Contract Value on your 5th Contract Anniversary. If you elect to take any unscheduled withdrawals after your 5th Anniversary, we will suspend the automatic withdrawal of your Lifetime Income Amount. We will reestablish the Lifetime Income Amount as the lesser of the previous Lifetime Income Amount and 5% of the Contract Value after the unscheduled withdrawal. We will resume automatic withdrawals upon your request in a form acceptable to us.

ANNUITIZATION. If you choose to annuitize your Contract instead of taking the Lifetime Income Amount, we also offer an annuity payment option. The monthly annuity payments available under the Contract will be fixed in amount, and calculated as of the date you elect but no later than the Maturity Date (see "V. Description of the Contract - Contract Provisions Applicable After the Maturity Date"). You select the Maturity Date. Annuity payments are made to the Annuitant.


DEATH BENEFIT. We will pay a death benefit to your Beneficiary if you die before the Contract's Maturity Date, which is described in "Death Benefit Prior to Maturity Date" in "V. Description of the Contract." The annuity payment option also includes a lump sum payment of any remaining Contract Value upon the death of the Annuitant.


TAX-DEFERRED EARNINGS. In most cases, no income tax will have to be paid on your earnings under the Contract until these earnings are paid out.

When you purchase a Contract for any tax-qualified retirement plan, including an IRA, the Contract does not provide any additional tax deferred treatment of earnings beyond the treatment provided by the plan. Consequently, you should purchase a Contract for an IRA only on the basis of other benefits offered by the Contract. These benefits may include lifetime income payments, protection through living and death benefits, and guaranteed fees.

VARIABLE INVESTMENT OPTION. Currently, your Contract offers one Variable Investment Option, and does not offer a Fixed Investment Option. The Variable Investment Option is a Subaccount of a Separate Account that invests in a corresponding Portfolio. The Portfolio prospectus contains a full description of the Portfolio. The amount you invest in the Variable Investment Option will increase or decrease prior to the Maturity Date based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct
- see "III. Fee Tables").

You bear the investment risk that your Contract Value will increase or decrease to reflect the investment results of the Contract's single investment Portfolio. Although the Portfolio invests in other underlying funds, you will not have the ability to make the investment decisions. If you would prefer to actively manage the selection of underlying funds, you (and your financial advisor) should carefully consider the features of other variable annuity contracts, offered by us or by other life insurance companies, before purchasing a Contract.


TRANSFERS AMONG INVESTMENT OPTIONS. Although we currently offer only a single Variable Investment Option, we may offer additional Investment Options in the future, and we reserve the right, subject to compliance with applicable law, to add, eliminate, combine, or transfer the assets of, additional Variable Investment Options that we or an affiliated company may establish. If so, we will permit you to transfer your investment amounts among Investment Options before the Maturity Date, subject to certain restrictions we will describe in the Prospectus at that time (see "IV. General Information about Us, the Separate Accounts and the Portfolio - Transfers Among Investment Options").


WHAT CHARGES DO I PAY UNDER MY CONTRACT?

Your Contract has asset-based charges to compensate us primarily for our administrative expenses and the mortality and expense risks that we assume under the Contract. We take the deduction from your Variable Investment Option. See "III. Fee Tables." We also make deductions for any applicable taxes based on the amount of a Purchase Payment. The applicable taxes on Purchase Payments are set forth in "VI. Charges & Deductions - Premium Taxes."

If you withdraw some of your Contract Value, or if you surrender your Contract, in its entirety, for cash prior to the Maturity Date, we may assess a withdrawal charge. The amount of this charge will depend on the number of years that have passed since we issued your Contract, as shown in the Fee Tables.

WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

- full or partial withdrawals (including surrenders and systematic withdrawals);



-    payment of any death benefit proceeds;



-    periodic payments under one of our annuity payment options; and



-    certain ownership changes resulting in taxation of earnings.



How much you will be taxed on a distribution is based upon complex tax rules and depends on matters such as:


-    the type of the distribution;

-    when the distribution is made;

-    the nature of any Qualified Plan for which the Contract is being used; and

-    the circumstances under which the payments are made.

If your Contract is issued in connection with an IRA, all or part of your Purchase Payments may be tax deductible.


Special 10% tax penalties apply in many cases to the taxable portion of any distributions taken from a Contract before you reach age 59 1/2. Also, most IRAs require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax-deferral benefits from any tax-deductible Purchase Payments you paid or on any earnings under the Contract.


If you are purchasing the Contract as an IRA or as an investment vehicle for an IRA, you should consider that the Contract does not provide any additional tax-deferral benefits beyond the treatment provided by the IRA itself. The favorable tax-deferral benefits available for IRA owners that invest in annuity contracts are also generally available if the IRA owners purchase other types of investments, such as mutual funds, equities and debt instruments. However, the Contract offers features and benefits that other investments may not offer. You and your registered representative should carefully consider whether the features and benefits, including the Investment Option and protection through living guarantees, a death benefit and other benefits provided under an annuity contract issued as an IRA or in connection with an IRA are suitable for your needs and objectives and are appropriate in light of the expense.


We provide additional information on taxes in "VII. Federal Tax Matters." We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and tax advisor regarding the suitability of the Contract.


CAN I RETURN MY CONTRACT?


In most cases, you have the right to cancel your Contract within 10 days (or longer in some states) after you receive it. In most states, you will receive a refund equal to the Contract Value on the date of cancellation, which may be increased by any charges for premium taxes deducted by us to that date. In some states, or if your Contract is issued as an IRA, you will receive a refund of any Purchase Payments (including any charges for premium taxes) you made if that amount is higher than the Contract Value (again, increased by any charges for premium taxes). The date of cancellation is the date we receive the Contract.

WILL I RECEIVE A CONFIRMATION STATEMENT?


We will send you a confirmation statement for certain transactions in your Investment Accounts. You should carefully review these statements to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on page ii of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the confirmation statement, you will be deemed to have ratified the transaction. Information regarding e-delivery of confirmation statements appears under "V. Description of the Contract - Contract Provisions Applicable Prior To the Maturity Date - Telephone and Electronic Transactions."

                                 III. Fee Tables

The following tables describe the fees and expenses applicable to buying, owning and surrendering a Contract. These fees are more completely described in this Prospectus under "VI. Charges and Deductions." The items listed under "Total Annual Portfolio Operating Expenses" are described in detail in the Portfolio prospectus. Unless otherwise shown, the tables below show the maximum fees and expenses.

THE FOLLOWING TABLE DESCRIBES FEES AND EXPENSES THAT YOU PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THIS TABLE DOES NOT INCLUDE ANNUAL PORTFOLIO OPERATING EXPENSES. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

                                             JOHN HANCOCK USA AND
                                             JOHN HANCOCK NEW YORK
                                           --------------------------
CONTRACT OWNER TRANSACTION EXPENSES(1)     CONTRACT YEAR   PERCENTAGE
-------------------------------------      -------------   ----------
MAXIMUM WITHDRAWAL CHARGE                        1             2%
(AS PERCENTAGE OF THE WITHDRAWAL AMOUNT)         2             2%
                                                 3             1%

(1) State premium taxes may also apply to your Contract, which currently range from 0.04% to 4.00% of each Purchase Payment (see "VI. Charges and Deductions - Premium Taxes").

PERIODIC FEES AND EXPENSES OTHER THAN PORTFOLIO EXPENSES   ANNUITYNOTE SERIES 2 CONTRACTS
--------------------------------------------------------   ------------------------------
Annual Separate Account Asset-Based Charge(1)                          1.60%


(1) The Annual Separate Account Asset Based Charge is deducted on a daily basis to compensate us for administration, distribution, and mortality and expense risks (see "VI. Charges and Deductions - Asset Based Charges"). This charge is assessed on all active Contracts, including Contracts continued by a beneficiary upon the death of the Contract Owner.



THE NEXT TABLE DESCRIBES THE TOTAL OPERATING EXPENSES CHARGED BY THE CORE BALANCED STRATEGY PORTFOLIO THAT YOU PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING THE PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS.



TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES
 - CORE BALANCED STRATEGY TRUST
-----------------------------------------
Expenses that are deducted from Portfolio assets,
   including management fees, Rule 12b-1 fees,
   and other expenses                               0.59%

EXAMPLES

We provide the following example that is intended to help you compare the costs of investing in a Contract with the costs of investing in other variable annuity contracts. These costs include Separate Account annual expenses and Portfolio fees and expenses.

The following example assumes that you invest $10,000 in a Contract. This example also assumes that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


ANNUITYNOTE SERIES 2 CONTRACT      1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------      ------   -------   -------   --------
If you surrender the Contract
   at the end of the applicable     $427      $793     $1,172    $2,513
   time period:
If you annuitize, or do not
   surrender the Contract at the    $222      $684     $1,172    $2,513
   end of the applicable time
   period:



THE FOLLOWING TABLE DESCRIBES THE OPERATING EXPENSES FOR THE CORE BALANCED STRATEGY PORTFOLIO, AS A PERCENTAGE OF THE PORTFOLIO'S AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2009, EXCEPT AS STATED BELOW IN THE NOTES THAT FOLLOW THE TABLES. MORE DETAIL CONCERNING THE PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS AND IN THE NOTES FOLLOWING THE TABLE.


JOHN HANCOCK TRUST CORE BALANCED STRATEGY (SERIES NAV)


                                ACQUIRED
                                PORTFOLIO     TOTAL        CONTRACTUAL       NET
MANAGEMENT   12B-1    OTHER     FEES AND    OPERATING        EXPENSE      OPERATING
  FEES       FEES    EXPENSES   EXPENSES    EXPENSES(1)   REIMBURSEMENT   EXPENSES
----------   -----   --------   ---------   -----------   -------------   ---------
  0.05%      0.00%     0.07%      0.55%        0.67%         -0.08%         0.59%


NOTES TO PORTFOLIO EXPENSE TABLE

(1.) "Operating Expenses" are based on estimates of projected expenses (other than the management fee and Rule 12b-1 fees) for a Portfolio's first year of operations. "Total Operating Expenses" and "Net Operating Expenses" include estimates of fees and expenses incurred indirectly by each Portfolio as a result of investment in shares of other investment companies ("Acquired Portfolio Fees and Expenses"). Acquired Portfolio Fees and Expenses are estimated, not actual, amounts based on projected expenses for the current fiscal year.


A Table of Accumulation Unit Values relating to the Contract is included in Appendix U to this Prospectus.

    IV. General Information about Us, the Separate Accounts and the Portfolio

We are subsidiaries of Manulife Financial Corporation.

THE COMPANIES

Your Contract is issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.


John Hancock USA is a stock life insurance company originally organized under the laws of Maine on August 20, 1955, by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico, and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805.


John Hancock New York is a wholly owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, NH 03801-6815.

The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005, following Manulife Financial Corporation's acquisition of John Hancock Financial Services, Inc.


The Company incurs obligations under the Contract to guarantee amounts in addition to your Contract Value, such as the Lifetime Income Amount and the Annuity Option, and to the extent that the Company pays such amounts, the payments will come from the Company's general account assets. You should be aware that the Company's general account consists of securities and other investments, the value of which may decline during periods of adverse market conditions. The Company's financial statements contained in the Statement of Additional Information include a further discussion of risks inherent within the Company's general account investments.

We use our Separate Accounts to support the Variable Investment Option

THE SEPARATE ACCOUNTS


You do not invest directly in the Portfolio made available under the Contracts. When your Contract Value is allocated to the Variable Investment Option, we will purchase shares of the corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio's shares in a "Subaccount" (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account's assets (including the Portfolio's shares) belong to the Company that maintains that Separate Account.



For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H. John Hancock USA, then known as The Manufacturers Life Insurance Company (U.S.A.), became the owner of this Separate Account in a merger transaction with The Manufacturers Life Insurance Company of North America ("Manulife North America") on January 1, 2002. Manulife North America initially established Separate Account H on August 24, 1984, as a separate account under the laws of Delaware. When Manulife North America merged with John Hancock USA, John Hancock USA became the owner of Separate Account H and reestablished it as a Separate Account under the laws of Michigan. As a result of this merger, John Hancock USA became the owner of all of Manulife North America's assets, including the assets of Separate Account H, and assumed all of Manulife North America's obligations including those under its contracts. The merger had no other effects on the terms and conditions of contracts issued prior to January 1, 2002.


For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A. John Hancock New York established this Separate Account on March 4, 1992, as a separate account under the laws of New York.

The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company's other income, gains, or losses. Nevertheless, all obligations arising under a Company's Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company's other business.

We reserve the right, subject to compliance with applicable law, to add other Subaccounts, eliminate existing Subaccounts, combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state or federal regulatory authorities.

We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act") as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the

Contracts it issues, that Company's Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

THE PORTFOLIO

We invest your money in the Core Balanced Strategy Subaccount of our Separate Account and it invests in shares of a corresponding Portfolio of John Hancock Trust.

THE PORTFOLIO IN THE SEPARATE ACCOUNT IS NOT A PUBLICLY TRADED MUTUAL FUND. The Core Balanced Strategy Portfolio is only available to you as an Investment Option in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolio also may be available through participation in certain qualified pension or retirement plans.

Investment Management


The Portfolio's investment adviser and manager may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolio is NOT directly related to any publicly traded mutual fund. You should not compare the performance of the Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. THE PERFORMANCE OF ANY PUBLICLY TRADED MUTUAL FUND COULD DIFFER SUBSTANTIALLY FROM THAT OF THE PORTFOLIO HELD IN OUR SEPARATE ACCOUNT.



In selecting any Portfolio to be an available Investment Option under the Contract, we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with our obligations to pay guarantees and benefits under the Contract. We seek to make available Investment Options that use strategies that are intended to lower potential volatility, including, but not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and that allow us to effectively and efficiently manage our exposure under the Contracts. The requirements we impose may affect both the performance and the availability of Investment Options under the Contract.



The John Hancock Trust is a so-called "series" type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") provides investment advisory services to the John Hancock Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Trust's Portfolios (i.e., subadvisers). JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.




The John Hancock Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Trust (other than by reason of serving as subadviser to a Portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.



Subject to any legal regulations, we will always offer at least one Variable Investment Option under the Contract. If shares of the Portfolio are no longer available for investment or in our judgment investment in the Portfolio becomes inappropriate, we may eliminate the shares of the Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).


Portfolio Expenses


The table in "III. Fee Tables" shows the investment management fees, Rule 12b-1 fees and other operating expenses for Portfolio shares as a percentage (rounded to two decimal places) of the Portfolio's average daily net assets for 2009, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolio are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each John Hancock Trust Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you will earn on your Separate Account Investment Option.


The John Hancock Trust Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolio attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio's assets and paid for the services we or our affiliates provide to that Portfolio. Compensation payments may be made by a Portfolio's investment adviser or its affiliates. None of these compensation payments results in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.

Fund-of-Funds


The Core Balanced Strategy Portfolio is a "fund-of-funds" that invests in other underlying Portfolios. Expenses for a fund-of-funds may be higher than those for other Portfolios because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying Portfolios in which it invests.



The prospectus for the Core Balanced Strategy Portfolio contains a description of the underlying Portfolios for that Portfolio, including expenses of the Portfolios, associated investment risks, and deductions from and expenses paid out of the assets of the Portfolio.

Portfolio Investment Objectives and Strategies

You bear the investment risk of any Portfolio used as a Variable Investment Option for your Contract. A general description of the John Hancock Trust Core Balanced Strategy Portfolio currently available under the Contracts is summarized below. You can find a full description of the Portfolio, including its investment objectives, policies and restrictions on, and the risks relating to, investment in the Portfolio in its prospectus. YOU CAN OBTAIN A COPY OF THE CORE BALANCED STRATEGY PORTFOLIO'S PROSPECTUS, WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.

                               JOHN HANCOCK TRUST

           We show the Portfolio's manager (i.e., subadviser) in bold above the name of the Portfolio.

                MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED
                          CORE BALANCED STRATEGY TRUST



Seeks long-term growth of capital. Current income is also a consideration. To do this, the Portfolio operates as a fund-of-funds and invests approximately 50% of its net assets in Portfolios that invest primarily in equity securities and approximately 50% of its net assets in underlying Portfolios that invest primarily in fixed-income securities. The subadviser may determine that the normal percentage limitations should be exceeded to protect the Portfolio or to achieve its objective.


Transfers among Investment Options

Although we currently offer only a single Variable Investment Option, we may offer additional Investment Options in the future. We reserve the right, subject to compliance with applicable law, to add, eliminate, combine, or transfer the assets of additional Variable Investment Options that we, or an affiliated company, may establish. If we do so, we will permit you to transfer your investment amounts among Investment Options, both before and after the Maturity Date, subject to certain restrictions we will describe in the Prospectus at that time, and subject to the restrictions set forth below.

To discourage disruptive frequent trading activity, we reserve the right to take actions to restrict trading, including but not limited to:

-    restricting the number of transfers made during a defined period;

-    restricting the dollar amount of transfers;

- restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and

-    restricting transfers into and out of certain Subaccount(s).

In addition to the transfer restrictions that we impose, the John Hancock Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

You instruct us how to vote Portfolio shares.

VOTING INTEREST


We will vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We will arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. We will vote all Portfolio shares that we hold (including our own shares and those we hold in a Separate Account for Contract Owners) in proportion to the instructions so received. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.


Prior to the Maturity Date, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.

We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

                         V. Description of the Contract

ELIGIBLE PLANS


The Contracts may be used to fund individual retirement accounts and annuities qualifying for special income tax treatment under the Code (see "VII. Federal Tax Matters - Individual Retirement Account/Annuity (IRA) Contracts"). We also designed the Contracts so that they may be used generally as individually owned nonqualified contracts and with certain nonqualified retirement plans.


CONTRACT PROVISIONS APPLICABLE PRIOR TO THE MATURITY DATE

Purchase Payment

You may make your Purchase Payment to us at our Annuities Service Center in a single payment or, if necessary to accumulate the Purchase Payment amount from several sources, in installments generally payable within 9 months after the Contract Date. The minimum Purchase Payment for the Contracts is $25,000. All Purchase Payments must be in U.S. dollars. For a Purchase Payment greater than $1 million, you must obtain our approval in order to make the payment.

We may reduce or eliminate the minimum Purchase Payment requirement, upon your request and as permitted by state law, in the following circumstances:


- You purchase your Contract through an exchange under Section 1035 of the Code or a Qualified Plan transfer of an existing contract(s) issued by another carrier(s) AND at the time of application, the value of your existing contract(s) meets or exceeds the applicable minimum Purchase Payment requirement AND prior to our receipt of such 1035 or Qualified Plan monies, the value drops below the applicable minimum Purchase Payment requirement due to market conditions.


- You purchase more than one new Contract and such Contracts cannot be combined AND the average Purchase Payment for these new Contracts is equal to or greater than $50,000


- You and your spouse each purchase at least one new Contract AND the average Purchase Payment for the new Contracts is equal to or greater than $50,000.


Accumulation Units

When you purchase a Contract, we establish an Investment Account for you for the Variable Investment Option to which your Contract Value is allocated. We credit amounts to the Investment Account in the form of "accumulation units" to measure the value of your Contract prior to the Maturity Date. We calculate and credit the number of accumulation units in your Investment Account by dividing (i) the amount allocated to the Investment Account by (ii) the value of an accumulation unit for the Investment Account that we next compute.


We will usually credit Net Purchase Payments received by mail or wire transfer on the Business Day on which they are received in good order at our Annuities Service Center, and no later than two Business Days after our receipt of all information necessary for issuing the Contract. We will inform you of any deficiencies preventing processing if your Contract cannot be issued. If the deficiencies are not remedied within five Business Days after receipt, we will return your Purchase Payment promptly, unless you specifically consent to our retaining your Purchase Payment until all necessary information is received. We will credit Net Purchase Payments received by wire transfer from broker-dealers on the Business Day received by us if the broker-dealers have made special arrangements with us.

We will deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal, and when we deduct certain Contract charges, pay proceeds, or apply amounts to the Annuity Option.

We measure the value of the Investment Account in accumulation units, which vary in value with the performance of the underlying Portfolio.

Value of Accumulation Units

The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Option for your Contract. We arbitrarily set the value of an accumulation unit for the Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the "net investment factor" for the Subaccount (described below) for the Business Day for which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time the Portfolio determines the net asset value of its shares.


We will use the Portfolio share's net asset value at the end of a Business Day to determine accumulation unit value for a Purchase Payment or a withdrawal of Contract Value only if:



- the Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day; or



- we receive your request for the withdrawal at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day.


Net Investment Factor


The net investment factor is an index used to measure the investment performance of a Subaccount from one Business Day to the next (the "valuation period"). The net investment factor may be greater, less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. We determine the net investment factor for each Subaccount for any valuation period by dividing (a) by (b) and subtracting (c) from the result, where:



     (a) is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period;



     (b) is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period; and

     (c) is a factor representing the charges deducted from the Subaccount on a daily basis for Separate Account annual expenses.


Telephone and Electronic Services

When you purchase a Contract, we will permit you to authorize requests for withdrawals by telephone. We will also permit you to access information about your Contract and update certain personal information electronically through the Internet. You can contact us at the applicable telephone number or Internet address shown on page ii of this Prospectus.

To access and update your personal information through our website, we require you to create an account with a username and password, and maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone or electronically through the Internet by sending us instructions in a form acceptable to us.

We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we will record all conversations with you. When someone contacts us by telephone and follows our procedures, we will assume that you are authorizing us to act upon those instructions. For electronic transactions through the Internet, you will need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

-    any loss or theft of your password; or

-    any unauthorized use of your password.


We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly.



All transaction instructions we receive by telephone or electronically will be followed by either a hardcopy or e-delivery of a confirmation statement of the transaction. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on page ii of this Prospectus to find out whether e-delivery is available in your area and, if so, how to register for it. Transaction instructions we receive by telephone or electronically before the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern Time on any Business Day, will usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.


We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum withdrawal amount available to you through a telephone transaction.

You may withdraw all or a portion of your Contract Value, but this may reduce your Lifetime Income Amount and incur possible tax liability as a result.

Withdrawals

LIFETIME INCOME AMOUNT. The Contract provides an income guarantee, through which an annual Lifetime Income Amount is withdrawn from your Contract and paid to you in monthly installments for life, beginning on the 5th Contract Anniversary. The Lifetime Income Amount is 5% of the greater of your Contract Purchase Payments or the Contract Value as of the 5th Contract Anniversary.

EXAMPLE: Assume that the total of the Contract Purchase Payments is $100,000 and the Contract Value on the 5th Contract Anniversary is $80,000. The Lifetime Income Amount will equal $5,000 (5% x $100,000). If the Contract Value is $120,000 on the 5th Contract Anniversary, the Lifetime Income Amount will equal $6,000 (5% x $120,000).

Any withdrawals, including Required Minimum Distributions (see "VII. Federal Tax Matters - Required Minimum Distributions"), prior to the 5th Contract Anniversary will limit the annual Lifetime Income Amount to 5% of your Contract Value on the 5th Anniversary.

EXAMPLE: Assume that the total of the Contract Purchase Payments is $100,000 and the Contract Value on the 5th Contract Anniversary is $80,000. Since there was a withdrawal, the Lifetime Income Amount will equal $4,000 (5% x $80,000). If the Contract Value is $120,000 on the 5th Contract Anniversary, the Lifetime Income Amount will equal $6,000 (5% x $120,000).


After the 5th Contract Anniversary, any unscheduled withdrawal (i.e., a withdrawal other than or in addition to the scheduled automatic withdrawal) will suspend automatic payments and will reset the Lifetime Income Amount to the lesser of the Lifetime Income Amount prior to the unscheduled withdrawal or 5% of the Contract Value after the unscheduled withdrawal.


EXAMPLE: Assume that the Lifetime Income Amount is $5,000 and you take an unscheduled withdrawal after the 5th Contract Anniversary that reduces your Contract Value to $80,000. The Lifetime Income Amount when you resume automatic payments will equal $4,000 (the lesser of $5,000 or 5% x $80,000). If the Contract Value is $120,000 after the withdrawal, the Lifetime Income Amount will equal $5,000 (the lesser of $5,000 or 5% x $120,000).

Upon your request, in a form acceptable to us, automatic withdrawals will resume based on the new adjusted Lifetime Income Amount.

If you are receiving automated Lifetime Income Amount withdrawals after your 5th Contract Anniversary, and your Contract becomes subject to Required Minimum Distribution ("RMD") rules (see "VII. Federal Tax Matters - Required Minimum Distributions") that set an RMD amount greater than the Lifetime Income Amount, then unless you direct us otherwise, your automated withdrawals will equal the greater of the Lifetime Income Amount or the monthly RMD amount. If you do not take your

RMD as part of the automated withdrawal, any request for your RMD amount will be an unscheduled withdrawal and may reduce the Lifetime Income Amount.

GENERAL. To make withdrawals of all or a portion of your Contract Value, you need to submit a written request (complete with all necessary information) to our Annuities Service Center. UNLESS YOU INSTRUCT US OTHERWISE, YOUR APPLICATION FOR THE CONTRACT WILL BE TREATED AS YOUR WRITTEN REQUEST TO BEGIN AUTOMATIC PAYMENT OF THE LIFETIME INCOME AMOUNT ON YOUR 5TH CONTRACT ANNIVERSARY. You may also make withdrawals by telephone as described above under "Telephone and Electronic Transactions." For IRAs, exercise of the withdrawal right may require the consent of the IRA owner's spouse under the Code. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request at our Annuities Service Center, minus any applicable withdrawal charge or tax. We will then cancel the Contract. In the case of a partial withdrawal, we will pay the Net Withdrawal Amount and cancel accumulation units credited to the Investment Account equal in value to the Withdrawal Amount withdrawn from that Investment Account.

Except as stated above regarding the Lifetime Income Amount, there is no limit on the frequency of partial withdrawals; however, the amount of an unscheduled withdrawal must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal the Contract Value would be reduced to less than $300, we will generally treat the unscheduled withdrawal as a total withdrawal of the Contract Value.

We will pay the amount of any withdrawal from the Variable Investment Option promptly, and in any event within seven days of receipt of the request (complete with all necessary information) at our Annuities Service Center. We reserve the right to defer the right of withdrawal or postpone payments for any period when:

- the New York Stock Exchange is closed (other than customary weekend and holiday closings);

-    trading on the New York Stock Exchange is restricted;

- an emergency exists as determined by the SEC, as a result of which disposal of securities held in the Separate Accounts is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts' net assets; or

- the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.


SCHEDULED AUTOMATIC WITHDRAWALS. Unless you instruct us otherwise, we will send you the monthly automatic withdrawal amounts currently guaranteed under your Contract. That is, we will send you automated annual payments, in monthly installments, of either:


(A) the Lifetime Income Amount under your Contract; or

(B) the RMD amount, if greater than (A).

We may make additional options available in the future or upon request.

Your automatic withdrawals will be suspended (i.e., we will not process any further automated payments until you authorize us to do so) if, on or after the 5th Contract Anniversary, you take an unscheduled withdrawal.

Automatic withdrawals, like other withdrawals:

- may be subject to income tax (including withholding for taxes) and, if you receive an annual guaranteed amount before age 59 1/2, a 10% IRS penalty tax;

-    reduce the death benefit and other optional benefits.

If you do not want automatic withdrawals, you may notify us at any time by contacting your registered representative or our Annuities Service Center. There is no charge for receiving or canceling automatic withdrawals.

SIGNATURE GUARANTEE REQUIREMENTS FOR SURRENDERS AND PARTIAL WITHDRAWALS.

(Not applicable to Contracts issued in New Jersey)

For your protection, we may require that you obtain a signature guarantee on a surrender or partial withdrawal in the following circumstances:

- you are requesting that we mail the amount withdrawn to an alternate address; or

-    you have changed your address within 30 days of the withdrawal request; or

-    you are requesting a withdrawal in the amount of $250,000 or greater.


We must receive the original signature guarantee on your withdrawal request. We will not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and will not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or partial withdrawal as described above.


IMPACT OF DIVORCE. In the event that you and your spouse become divorced after you purchase a Contract, we will treat any request to reduce or divide benefits under a Contract as a request for an unscheduled withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charges, and your income guarantee may be reduced.

TAX CONSIDERATIONS. Withdrawals from the Contract may be subject to income tax and a 10% IRS penalty tax (see "VII. Federal Tax Matters").

Death Benefit Prior To the Maturity Date

The Contracts described in this Prospectus provide for the distribution of the Contract Value to the Beneficiary upon the death of the Owner.

PAYMENT OF DEATH BENEFIT. The determination of the death benefit will be made on the date we receive written notice and "proof of death" as well as all required claims forms from all Beneficiaries at our Annuities Service Center. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following and all required claim forms at our Annuities Service Center:

-    a certified copy of a death certificate; or

- a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

-    any other proof satisfactory to us.

DISTRIBUTION OF DEATH BENEFIT. We will pay a death benefit equal to the Contract Value to the Beneficiary if any Contract Owner dies before the Maturity Date. If there is a surviving Owner, that Contract Owner will be deemed to be the Beneficiary.

EXAMPLE: If the Contract Value is $80,000 when we receive written notice, proof of death and all required claim forms, the Death Benefit payable will equal $80,000.

Upon the death of the Annuitant, the death benefit must be taken in the form of a lump sum. Upon the death of an Owner who is not the Annuitant, the Beneficiary may take the death benefit as a lump sum or, if permitted by federal tax regulations, may continue the Contract as the Owner.


If the death benefit proceeds are taken in the form of a lump sum, we will pay the death benefit within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see "Withdrawals" above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account ("JHSAA"). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death benefit proceeds in a single sum at any time by cashing one check for the entire amount. Note, however, that a JHSAA is not a true checking account as the Beneficiary cannot make deposits. It is solely a means of distributing the death benefit, so the Beneficiary can only make withdrawals. The JHSAA is part of our general account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.


CONTRACT PROVISIONS APPLICABLE AFTER THE MATURITY DATE

You may receive annuity payments from us or take a lump sum payment.

General


Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant on the Contract's Maturity Date. The current Maturity Date is the date you specify, as shown on your Contract's specifications page, or, if you do not specify a date, the Maturity Date is the first day of the month following the 95th birthday of the Annuitant. You may request a different Maturity Date (including a date later than the first day of the month following the 95th birthday of the Annuitant) at any time by written request at least one month before both the current and new Maturity Dates. Under our current administrative procedures, however, the new Maturity Date may not be later than the first day of the month following the 95th birthday of the Annuitant unless we consent otherwise.*



----------
* We will deny our consent to a later Maturity Date based solely upon any current or future legal restrictions imposed by state laws and regulations or by the Internal Revenue Code and the IRS. Currently, for Nonqualified Contracts, the IRS has not provided guidance with respect to a maximum date on which annuity payments must start. In the event that any future rulings, regulations, or other pronouncements by the IRS provide us with guidance, we may need to restrict your ability to change to a Maturity Date under a Nonqualified Contract which occurs when the Annuitant is at an advanced age (i.e., past age 90). You should consult with a qualified tax advisor for information about potential adverse tax consequences for such Maturity Dates. For IRAs, distributions may be required before the Maturity Date (see "VII. Federal Tax Matters - Individual Retirement Account/Annuity
     (IRA) Contracts - Required Minimum Distributions").

NOTICE OF MATURITY DATE. Under our current administrative procedures, we will send you one or more notices at least 30 days before your scheduled Maturity Date and request that you verify the information we currently have on file. We may delay the start of the annuity payments if you fail to verify this information.

Annuity payments will be made monthly. However, if the Contract Value at the Maturity Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Maturity Date.


Annuity payments are available under the Contract on a fixed basis only. Upon purchase of the Contract, and at any time prior to the Maturity Date, you may select the Annuity Option described below or choose an alternate single lump sum payment. If no election is made at Maturity, we will provide the Annuity Option as a default. We will provide annuity payments based on the Investment Account value of the Investment Option at the date the Annuity Option commences. Once annuity payments commence:


-    you will no longer be permitted to make any withdrawals under the Contract;

-    we may not change the Annuity Option or the form of settlement; and

-    your death benefit under the Contract will terminate.

ANNUITY OPTION OFFERED IN THE CONTRACT. If you choose to annuitize your Contract instead of taking the Lifetime Income Amount, the Contracts guarantee the availability of the following Annuity Option:


Lifetime Income Amount with Cash Refund - Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of the Lifetime Income Amount at the election of this option or the amount that would be provided by applying the Contract Value at the election of this option to a cash refund annuity. The amount of the cash refund annuity will be determined by multiplying the Contract Value, reduced by any applicable taxes, by the rate for a fixed cash refund annuity. The rate depends on the age of the Annuitant, and is determined on the basis of 1.50% interest and the Annuity 2000 Mortality table with mortality improvements projected from January 1, 2000, using accepted actuarial principals and Projection Scale G.


EXAMPLE: Assume that the Lifetime Income Amount is $5,000 and you elect to annuitize your Contract when the Contract Value is $100,000. If the annual income factor per $1,000 for a Life with Cash Refund Annuity is $54.57, the annual amount of annuity payments will be $5,457 (the greater of $5,000 or $54.57 x $100,000/$1,000).

If the Contract Value is $80,000, the annual amount of annuity payments will be $5,000 (the greater of $5,000 or $54.57 x $80,000/$1,000).

OTHER CONTRACT PROVISIONS


You have a right to cancel your Contract.


Right to Review

You may cancel the Contract by returning it to our Annuities Service Center or to your registered representative at any time within 10 days after receiving it or such other period as required by law. Within 7 days of receiving a returned Contract, we will pay you the Contract Value computed at the end of the Business Day on which we receive your returned Contract.

The 10-day right to review may vary in certain states in order to comply with the requirements of state insurance laws and regulations. When the Contract is issued as an individual retirement annuity under Sections 408 or 408A of the Code, during the first 7 days of the 10-day period, we will return all Purchase Payments if this is greater than the amount otherwise payable.

If you purchase your Contract in connection with a replacement of an existing contract, your Contract may provide for a longer time period to return it to us. For example, in New York, you may return the Contract at any time within 60 days after receiving it. Replacement of an existing annuity contract generally is defined as the purchase of a new contract in connection with (a) the lapse, partial or full surrender or change of, or borrowing from, an existing annuity or life insurance contract or (b) the assignment to a new issuer of an existing annuity contract. This description, however, does not necessarily cover all situations which could be considered a replacement of an existing contract. Therefore, you should consult with your registered representative or attorney regarding whether the purchase of a new Contract is a replacement of an existing contract.

You own the Contract.

Ownership

The Owner of the Contract is also the Annuitant unless the Contract is owned by a non-natural person. In the case of a non-natural owner, the Contract Owner must be a custodian or a trust established for the sole benefit of the Annuitant or his or her beneficiaries.


In the case of Nonqualified Contracts, you may change ownership of the Contract or you may collaterally assign the Contract at any time prior to the Maturity Date, subject to the rights of any irrevocable Beneficiary. Changing the ownership of a Contract is subject to our underwriting rules and may be treated as a (potentially taxable) distribution from the Contract for federal tax purposes. A collateral assignment is treated as a distribution from the Contract and will be tax reported as such.


You must make any change of ownership or assignment in writing and we must receive such written change at the Annuities Service Center. Except to the extent prohibited by state law, or by a state insurance or bank commissioner or any agency or officer performing like functions of any state, we must approve any change, and we reserve the right to refuse assignments or other transfers at any time on a non-discriminatory basis. A change of ownership, or an assignment, to a person or entity that does not have an insurable interest in the life of the Annuitant will cancel the Lifetime Income Amount. We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted or responsibility for the validity or sufficiency of any assignment. An absolute assignment or ownership change will revoke the interest of any revocable Beneficiary.


In the case of IRAs, ownership of the Contract generally may not be transferred except as otherwise permitted by applicable Treasury Department regulations. Subject to the foregoing, you may not sell, assign, transfer, discount or pledge as collateral for a loan or as security for the performance of an obligation, or for any other purpose, an IRA to any person other than us.


Annuitant


If the Contract Owner is a natural person, the Annuitant is the Owner. If the Contract is owned by a non-natural person, the Annuitant is the natural person whose life is used to determine the Lifetime Income Amount and the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. The Annuitant is as designated on the Contract specifications page and in the application. On the death of the Annuitant prior to the Maturity Date, the death benefit will be paid to the Beneficiary.


The Annuitant becomes the Owner of the Contract at the Maturity Date. An individual IRA Owner must also be the Annuitant.

The Beneficiary is the person you designate to receive the death benefit if you die.

Beneficiary


The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we will treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing. We must approve any change. If approved, we will effect such change as of the date on which written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of IRAs, Treasury Department regulations may limit designations of Beneficiaries.


Modification

We may not modify your Contract or certificate without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.


Code Section 72(s)



In order for our Nonqualified Contracts (i.e., Contracts not purchased to fund an Individual Retirement Account or other Qualified Plan) to be treated as annuities under the Code, we will interpret the provisions of the Contract so as to comply with the requirements of Section 72(s) of the Code, which prescribes certain required provisions governing distributions after the death of the Owner.


Our Approval

We reserve the right to accept or reject any Contract application at our sole discretion.

Misstatement and Proof of Age or Survival

We may require proof of age or survival of any person upon whose age or survival any payment depends. If the age of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant's correct age. If we have made incorrect annuity payments, we will pay the amount of any underpayment immediately and we will deduct the amount of any overpayment from future annuity payments.

                           VI. Charges and Deductions

WITHDRAWAL CHARGES

If you make a withdrawal from your Contract during the first three Contract Years, we will assess a withdrawal charge. We calculate the amount of the withdrawal charge by multiplying the Withdrawal Amount by the applicable withdrawal charge percentage shown below.

      MAXIMUM WITHDRAWAL CHARGE (AS A PERCENTAGE OF THE WITHDRAWAL AMOUNT)

CONTRACT YEAR    %
-------------   --
     1          2%
     2          2%
     3          1%

We deduct any applicable withdrawal charge and any taxes from the Withdrawal Amount and pay the remainder, the Net Withdrawal Amount, to the Contract Owner.

EXAMPLE: If you request a withdrawal of $10,000 in the second Contract Year, the withdrawal charge will equal $200 (2% x $10,000). We will deduct the $200 from the $10,000 and send you $9,800, net of any applicable taxes.


There is no withdrawal charge on withdrawals after the third Contract Year or on distributions made as a result of the death of the Annuitant (or, if applicable, the co-Owner). We also impose no withdrawal charges on the Annuity Commencement Date if the Contract Owner annuitizes as provided in the Contract.


Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including any gains from the asset-based risk charge and other gains with respect to the Contracts, or from general assets. Similarly, administrative expenses not fully recovered by the administrative fees may also be recovered from such other sources.

ASSET-BASED CHARGES


We deduct an asset-based charge in an amount equal to 1.60% on a daily basis to compensate us for our administrative and distribution expenses, and for the mortality and expense risks we assume under the Contracts.


The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of the Lifetime Income Amount and annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. The expense risk we assume is the risk that the administration and distribution components of our asset-based charge and the withdrawal charge may be insufficient to cover actual expenses.


The rate of the asset-based charge cannot be increased. The charge is assessed on all active Contracts, including Contracts continued by a beneficiary upon the death of the Contract Owner. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses.


REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS


(John Hancock USA Contracts only; not available in NY)


We may reduce or eliminate the amount of the charges and deductions for certain Contracts where permitted by state law. These Contracts would involve sales that are made to individuals or to a group of individuals in a manner that results in savings of sales or maintenance expenses or that we expect may result in reduction of other risks that are normally associated with the Contracts. We will determine entitlement to such a reduction in the charges or deductions in the following manner:

- We will consider the size and type of group to which sales are to be made. Generally, sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.

- We will consider the total amount of the Purchase Payment to be received. Per-dollar sales expenses are likely to be less on larger Purchase Payments than on smaller ones.

- We will consider the nature of the group or class for which the Contracts are being purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts.

- We will consider any prior or existing relationship with us. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.

- We will consider the level of commissions paid to selling broker-dealers. Certain broker-dealers may offer the Contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may elect to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses.

- There may be other circumstances of which we are not presently aware, which could result in reduced expenses.


If after consideration of the foregoing factors, we determine that there will be a reduction in expenses, we will provide a reduction in the charges or deductions that we assess. In no event will we permit reduction or elimination of the charges or deductions where that reduction or elimination will be unfairly discriminatory to any person. For further information, contact your broker-dealer. We reserve the right to modify, suspend or terminate any reductions or waivers of sales charges at any time.

We will charge you for state premium taxes to the extent we incur them and reserve the right to charge you for new taxes we may incur.

PREMIUM TAXES

We make deductions for any applicable premium or similar taxes. Currently, certain local jurisdictions assess a tax of up to 4% of each Purchase Payment.


In most cases, and subject to applicable state law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.


                               PREMIUM TAX RATE(1)

STATE OR TERRITORY   IRA CONTRACTS   NONQUALIFIED CONTRACTS
------------------   -------------   ----------------------
       CA                0.50%              2.35%
       GUAM              4.00%              4.00%
       ME(2)             0.00%              2.00%
       NV                0.00%              3.50%
       PR                1.00%              1.00%
       SD(2)             0.00%              1.25%(3)
       TX(4)             0.04%              0.04%
       WV                1.00%              1.00%
       WY                0.00%              1.00%

(1)  Based on the state of residence at the time the tax is assessed.

(2)  We pay premium tax upon receipt of Purchase Payment.

(3)  0.80% on Purchase Payments in excess of $500,000.


(4)  Referred to as a "maintenance fee."

                            VII. Federal Tax Matters

INTRODUCTION


The following discussion of the federal income tax treatment of the Contracts is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of an annuity contract is unclear in certain circumstances, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service ("IRS") rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.


This discussion does not address state or local tax consequences associated with the purchase of a Contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE, OR LOCAL -- OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

OUR TAX STATUS

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our "policyholder reserves." We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Funds. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

NONQUALIFIED CONTRACTS

(Contracts Not Purchased to Fund an Individual Retirement Account or Other Qualified Plan)


Aggregation of Contracts



In certain circumstances, the IRS may determine the amount of an annuity payment or a withdrawal from a contract that is includible in income by combining some or all of the annuity contracts owned by an individual which are not issued in connection with a Qualified Plan. For example, if you purchase a Contract offered by this Prospectus and also purchase at approximately the same time an immediate annuity, the IRS may treat the two contracts as one contract.



In addition, if you purchase two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including withdrawals prior to the Maturity Date) is includible in income. Thus, if during a calendar year you buy two or more of the Contracts offered by this Prospectus (which might be done, for example, in order to purchase different guarantees and/or benefits under different contracts), all of such Contracts would be treated as one Contract in determining whether withdrawals from any of such Contracts are includible in income.



The effects of such aggregation are not always clear and depend on the circumstances. However, aggregation could affect the amount of a withdrawal that is taxable and the amount that might be subject to the 10% penalty tax described above.



Exchanges of Annuity Contracts



We may issue the Contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax-free if certain requirements are satisfied. If the exchange is tax free, your investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any Additional Purchase Payment made as part of the exchange. Your Contract Value immediately after the exchange may or may not exceed your investment in the Contract. Any excess may be includible in income should amounts subsequently be withdrawn or distributed from the Contract (e.g., as a partial surrender, full surrender, annuity payment, or death benefit).



If you exchange part of an existing contract for the Contract, and within 12 months of the exchange you receive a payment (e.g., you make a withdrawal) from either contract, the exchange may not be treated as a tax free exchange. Rather, the exchange may be treated as if you had made a partial surrender from the existing contract and then purchased the Contract. In these circumstances, some or all of the amount exchanged into the Contract could be includible in your income and subject to a 10% penalty tax. There are various circumstances in which a partial exchange followed by receipt of a payment within 12 months of the exchange is unlikely to affect the tax free treatment of the exchange.



You should consult with your tax advisor in connection with an exchange of all or part of an annuity contract for the Contract, especially if you may make a withdrawal from either contract within 12 months after the exchange.



Loss of Interest Deduction Where Contracts are Held by or for the Benefit of Certain Non-Natural Persons



In the case of Contracts issued after June 8, 1997 to a non-natural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that is received or accrued by the Owner during the taxable year. Entities that are considering purchasing the Contract, or entities that will be beneficiaries under the Contract, should consult a qualified tax advisor.


Undistributed Gains

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your Contract until we actually distribute assets to you.


However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company, trust, or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person.


Taxation of Annuity Payments

When we make payments under a Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under IRS regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to tax.

Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant's last tax return or, if there is a beneficiary entitled to receive further payments, will be distributed to the beneficiary as described more fully below under "Taxation of Death Benefit Proceeds."

Surrenders, Withdrawals, and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if no extended payment option is selected for a death benefit payment.

When you take a partial withdrawal from a Contract before the Maturity Date, including a payment under a systematic withdrawal plan or guaranteed withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. When there is no gain included in the Contract's value and only the investment in the Contract remains, any subsequent withdrawal made before the Maturity Date will be a tax-free return of investment, until you have recovered your entire investment in the Contract. f you assign or pledge any part of your Contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.


For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract.


There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to each other. A qualified tax advisor should be consulted in those situations.


Taxation of Death Benefit Proceeds


All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent there is gain in the Contract.


Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. Prior to the Maturity Date, death benefit proceeds are includible in income as follows:

- if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or


- if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or



- if distributed as a series of withdrawals over the Beneficiary's life expectancy, they are taxable to the extent there is gain in the Contract.


After a Contract matures and annuity payments begin, if the annuity elected guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary's income as follows:

- if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or


- if distributed in accordance with an existing period certain Annuity Option, they are fully excludible from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income.


Penalty Tax on Premature Distributions

There is a 10% IRS penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:

-    received on or after the date on which the Contract Owner reaches age 59
     1/2;

- attributable to the Contract Owner becoming disabled (as defined in the tax law);

- made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;

- made as a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated individual Beneficiary;

-    made under a single-premium immediate annuity contract; or

- made with respect to certain annuities issued in connection with structured settlement agreements.

Note that when a series of substantially equal periodic payments is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification will cause retroactive imposition of the penalty plus interest on it.


Diversification Requirements



Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have "investment control" over the underlying assets.



In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular subaccounts of a separate account without being treated as owners of the underlying assets." As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner's ability to allocate funds among as many as twenty subaccounts.



We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.


Puerto Rico Nonqualified Contracts


IF YOU ARE A RESIDENT OF PUERTO RICO, YOU SHOULD CONSULT A QUALIFIED TAX ADVISOR BEFORE PURCHASING AN ANNUITY CONTRACT. Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan ("Nonqualified Contract") are generally treated as a non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Nonqualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax. The Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.



Distributions under a Nonqualified Contract after annuitization are treated as part taxable income and part non-taxable return of principal. The amount excluded from gross income after annuitization under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Nonqualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the Annuitant's life expectancy. Generally Puerto Rico does not require income tax to be withheld from distributions of income from annuity contracts. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully. If you are a resident of Puerto Rico, you should consult a tax advisor before purchasing an annuity contract.



INDIVIDUAL RETIREMENT ACCOUNT/ANNUITY (IRA) CONTRACTS



The Contracts are also available for use as or in connection with IRAs, which qualify to receive favorable treatment under the Code. Numerous special tax rules apply to Contracts that are themselves IRAs or are used as IRA assets. We provide a brief description of types of IRAs and other retirement plans that receive favorable tax treatment ("Qualified Plans") in the SAI, but we make no attempt to provide more than general information about use of the Contracts with the various types of Qualified Plans in this Prospectus and in the SAI. We may limit or discontinue the availability of the Contracts for use as IRAs or as IRA assets in the future. If you intend to use a Contract in connection with an IRA you should consult a qualified tax advisor.


Under the tax rules, the Owner and the Annuitant may not be different individuals if a Contract is used as or in connection with an IRA. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a co-Annuitant is named who is not the Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in ages between the Annuitant and co-Annuitant.

Required Minimum Distributions


Treasury Department regulations prescribe required minimum distribution ("RMD") rules governing the time at which distributions to the Owner and beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to beneficiaries or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. Failure to comply with minimum distribution requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. Distributions made under traditional IRAs and Roth IRAs after the Owner's death must also comply with the minimum distribution requirements, and different rules governing the timing and the manner of payments apply, depending on whether the designated Beneficiary is an individual, and, if so, the Owner's spouse, or an individual other than the Owner's spouse.




Penalty Tax on Premature Distributions

There is also a 10% IRS penalty tax on the taxable amount of any payment from IRAs. (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual's employer.) In the case of an Individual Retire-ment Annuity or an IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:

-    received on or after the date on which the Contract Owner reaches age 59
     1/2;

- received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or

- made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and "designated beneficiary" (as defined in the tax law).

Note that when a series of substantially equal periodic payments is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification will cause retroactive imposition of the penalty plus interest on it.


In addition, the penalty tax does not apply to certain distributions from IRAs which are used for first-time home purchases or for higher education expenses, or for distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your own qualified tax advisor.


Rollovers and Transfers
Generally, you may take a distribution:


- from a traditional IRA and make a "tax-free rollover" to another traditional IRA;

- from a traditional IRA and make a "tax-free rollover" to a retirement plan qualified under Section 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code; or



- from any Qualified Plan (other than a Section 457 deferred compensation plan maintained by a tax-exempt organization) and make a "tax-free rollover" to a traditional IRA.



In addition, if your spouse survives you, he or she is permitted to take a distribution from your tax-qualified retirement account and make a "tax-free rollover" to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse's plan.



You may also make a taxable rollover from a traditional IRA to a Roth IRA. In addition, distributions that you receive from a retirement plan described in
Section 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code may be rolled over directly to a Roth IRA. This type of rollover is taxable. You may make a "tax-free rollover" to a Roth IRA from a Roth IRA or from a Roth account in a retirement plan described in Section 401(a) or Section 403(b) of the Code.


In lieu of taking a distribution from your plan (including a Section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer of plan assets.

Withholding on Rollover Distributions


Eligible rollover distributions from a retirement plan that is qualified under
Section 401(a), 403(a), or 403(b) of the Code, or a governmental deferred compensation plan described in Section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under Section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments," and (iii) if applicable, certain hardship withdrawals.


Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an applicable plan, a traditional IRA, or a Roth IRA.

If you wish to purchase an IRA you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us in lieu of making a distribution to you. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO PURCHASE A CONTRACT FOR USE AS AN IRA OR IRA ASSET.

Conversions and Rollovers to Roth IRAs


You can convert a traditional IRA to a Roth IRA or directly roll over distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to converted or rollover amounts. The former $100,000 adjusted gross income limit for converting traditional IRAS and other qualified retirement accounts to a Roth IRA does not apply to years after 2009.


You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in Section 401(a) or
Section 403(b) of the Code. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.

If you convert a Contract issued as a traditional IRA to a Roth IRA or instruct us to transfer a rollover amount from a traditional IRA to a Roth IRA you may instruct us to not withhold any of the conversion for taxes and remittance to the IRS. A direct rollover or conversion is not subject to mandatory tax withholding even if the distribution is includible in gross income.


The amount converted to a Roth IRA would ordinarily be included in gross income for the year in which the conversion occurs. However, for 2010 only, unless you elect to include the converted amount in your 2010 income, half of it will be included in your income in 2011 and the other half in 2012. In order to maximize the benefit of the conversion, you may wish to consider using resources other than your retirement plan assets to pay taxes on any such conversion. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.





SEE YOUR OWN TAX ADVISOR

The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax advisor.

                              VIII. General Matters

ASSET ALLOCATION SERVICES



We are aware that certain third parties offer asset allocation services ("Asset Allocation Services") in connection with the Contracts through which a third party may transfer amounts among Investment Options from time to time on your behalf. In certain cases we have agreed to honor transfer instructions from such Asset Allocation Services where we have received powers of attorney, in a form acceptable to us, from the Contract Owners participating in the service and where the Asset Allocation Service has agreed to the trading restrictions imposed by us. These trading restrictions include adherence to a Separate Account's policies that we have adopted to discourage disruptive frequent trading activity. (See "Transfers Among Investment Options.") WE DO NOT ENDORSE, APPROVE OR RECOMMEND SUCH SERVICES IN ANY WAY, AND YOU SHOULD BE AWARE THAT FEES PAID FROM YOUR CONTRACT VALUE FOR SUCH SERVICES: (1) ARE TREATED AS WITHDRAWALS UNDER THE TERMS DESCRIBED EARLIER IN THIS PROSPECTUS; AND (2) IF ANY SUCH WITHDRAWALS INCUR A FEE UNDER THE TERMS DESCRIBED IN THIS PROSPECTUS, SUCH FEES WOULD BE SEPARATE AND IN ADDITION TO ANY OTHER FEES PAID UNDER THE CONTRACTS.


We pay compensation for sales of Contracts.

DISTRIBUTION OF CONTRACTS

John Hancock Distributors, LLC ("JH Distributors"), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered by this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.


JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "1934 Act") and is a member of the Financial Industry Regulatory Authority ("FINRA").



We offer the Contracts for sale through certain broker-dealers (firms) that have entered into selling agreements with JH Distributors and us. Broker-dealers sell the Contracts through their registered representatives who have been appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also offer the Contracts directly to potential purchasers.


JH Distributors pays compensation to broker-dealers for the promotion and sale of the Contracts. Contract Owners do not pay this compensation directly. These payments are made from JH Distributors' and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying Portfolio's distribution plan ("12b-1 fees"), the fees and charges imposed under the Contract, and other sources.

The individual representative who sells you a Contract typically will receive a portion of the compensation, under the representative's own arrangement with his or her broker-dealer. A limited number of broker-dealers may also be paid commissions or overrides to "wholesale" the Contract; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling. We may also provide compensation to broker-dealers for providing ongoing service in relation to Contract(s) that have already been purchased.

Standard Compensation


The amount and timing of compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation with respect to AnnuityNote Series 2 Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers at the time of the sale is not expected to exceed 4.00% of the Purchase Payment. In addition, JH Distributors may pay ongoing compensation at an annual rate of up to 0.50% of the values of the Contracts attributable to Purchase Payments. The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation.


Revenue Sharing and Additional Compensation

In addition to standard compensation arrangements and to the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we, either directly or through JH Distributors, may enter into special compensation or reimbursement arrangements ("revenue sharing") with selected firms. We determine which firms to support and the extent of the payments that are made. Under these arrangements, the form of payment may be any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.

We hope to benefit from these revenue sharing arrangements through increased sales of our annuity products. In consideration of these arrangements, a firm may feature the Contract in its sales system or give us preferential access to members of its sales force. In addition, the firm may agree to participate in our marketing efforts by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm's sales force.


These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements, including a list of firms authorized to distribute the Contracts and to whom we paid annual amounts greater than $5,000 under these arrangements in 2009, in the SAI, which is available upon request (see "Statements of Additional Information," below). Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.


Selling broker-dealers may receive additional payments from us, either directly or through JH Distributors, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement payments may include, for example, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions and/or contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash, or other awards, as may be permitted by applicable FINRA rules and other applicable laws and regulations.


In an effort to promote the sale of our products, our affiliated broker-dealers may pay their registered representatives additional cash incentives such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts that they would not receive in connection with the sale of contracts issued by unaffiliated companies.


Differential Compensation

Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling other variable contracts. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received from us to their registered representatives. As a result, registered representatives may be motivated to sell the contracts of one issuer over another issuer, or one product over another product.

You should contact your registered representative for more information on com-pensation arrangements in connection with the sale and purchase of your Contract.

CONFIRMATION STATEMENTS


We will send you confirmation statements for certain transactions in your Investment Account. You should carefully review these statements to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the confirmation statement, we will deem you to have ratified the transaction. Information regarding e-delivery of confirmation statements appears under "V. Description of the Contract - Contract Provisions Applicable Prior To the Maturity Date - Telephone and Electronic Transactions."


REINSURANCE ARRANGEMENTS


From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts' guaranteed benefits and the reinsurer agrees to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreement. The reinsurer's contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, or other obligations.


STATEMENTS OF ADDITIONAL INFORMATION


Our Statements of Additional Information provide additional information about the Contract and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information without charge by contacting us at the Annuities Service Center shown on page ii of this Prospectus. The SEC also maintains a Web site (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.


JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
Statement of Additional Information
Table of Contents


General Information and History .............................     1
Accumulation Unit Value Tables ..............................     1
Services ....................................................     1
   Independent Registered Public Accounting Firm ............     1
   Servicing Agent ..........................................     1
   Principal Underwriter ....................................     2
   Special Compensation and Reimbursement Arrangements ......     2
State Variations Regarding Recognition of Same-Sex Couples ..     5
Qualified Plan Types ........................................     6
Legal and Regulatory Matters ................................    10
Appendix A: Audited Financial Statements ....................   A-1

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A Statement of Additional Information
Table of Contents


General Information and History .............................     1
Accumulation Unit Value Tables ..............................     1
Services ....................................................     1
   Independent Registered Public Accounting Firm ............     1
   Servicing Agent ..........................................     1
   Principal Underwriter ....................................     1
   Special Compensation and Reimbursement Arrangements ......     2
State Variations Regarding Recognition of Same-Sex Couples ..     5
Qualified Plan Types ........................................     5
Legal and Regulatory Matters ................................    10
Appendix A: Audited Financial Statements ....................   A-1


Financial Statements


The Statements of Additional Information also contain the Company's financial statements as of the years ended 2008 and 2009, and its Separate Accounts' financial statements as of the year ended 2009 (the "Financial Statements"). Our Financial Statements provide information on our financial strength as of the year ended 2009, including information on our general account assets that were available at that time to support our guarantees under the Contracts. The Company's general account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.

                 Appendix U: Tables of Accumulation Unit Values



The following table provides information about the Variable Investment Option available under the Contract described in this Prospectus. We present this information in columns that compare the value of the accumulation units for the Variable Investment Option across the periods shown.



We use accumulation units to measure the value of your investment in the Variable Investment Option. Each accumulation unit reflects the value of underlying shares of the Portfolio (including dividends and distributions made by the Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see the Fee Tables section of the Prospectus for additional information on these charges).



                   JOHN HANCOCK USA AND JOHN HANCOCK NEW YORK



         ANNUITYNOTE SERIES 2               YEAR ENDED 12/31/09
-----------------------------------------   -------------------
CORE BALANCED STRATEGY TRUST (SERIES NAV)          13.671

                                     PART B

                            INFORMATION REQUIRED IN A

                       STATEMENT OF ADDITIONAL INFORMATION

                             (JOHN HANCOCK(R) LOGO)


                                             Statement of Additional Information
                                                               dated May 3, 2010


                       Statement of Additional Information
         John Hancock Life Insurance Company (U.S.A.) Separate Account H

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. This Statement of Additional Information should be read in conjunction with the Prospectuses dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the variable portion of the flexible purchase payment deferred combination fixed and variable annuity contracts (singly, a "Contract" and collectively, the "Contracts" issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) ("John Hancock USA") in all jurisdictions except New York as follows:

                     PROSPECTUSES ISSUED BY JOHN HANCOCK USA
           (to be read with this Statement of Additional Information)

                    AnnuityNote Series of Variable Annuities

                            Venture Variable Annuity

                           Venture 4 Variable Annuity

                          Venture III Variable Annuity
                        Venture Vantage Variable Annuity
                         Venture Vision Variable Annuity
                        Venture Strategy Variable Annuity
                           Wealthmark Variable Annuity
                         Wealthmark ML3 Variable Annuity

You may obtain a copy of the Prospectuses listed above by contacting us at the following addresses:

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Annuities Service Center           Mailing Address
164 Corporate Drive                Post Office Box 9505
Portsmouth, NH 03801-6815          Portsmouth, NH 03802-9505
(617) 663-3000 or (800) 344-1029   www.jhannuities.com


JHUSA SEP ACCT H SAI 05/10

                                Table of Contents

GENERAL INFORMATION AND HISTORY ...............................    1
ACCUMULATION UNIT VALUE TABLES ................................    1
SERVICES ......................................................    1
   Independent Registered Public Accounting Firm ..............    1
   Servicing Agent ............................................    1
   Principal Underwriter ......................................    1
   Special Compensation and Reimbursement Arrangements ........    2
STATE VARIATIONS REGARDING RECOGNITION OF SAME-SEX COUPLES ....    5
QUALIFIED PLAN TYPES ..........................................    6
LEGAL AND REGULATORY MATTERS ..................................   10
APPENDIX A:  AUDITED FINANCIAL STATEMENTS .....................   A-1

                         General Information and History

John Hancock Life Insurance Company (U.S.A.) Separate Account H, (the "Separate Account") (formerly, The Manufacturers Life Insurance Company (U.S.A.) Separate Account H) is a separate investment account of John Hancock Life Insurance Company (U.S.A.), ("we," "us," "the Company," or "John Hancock USA") (formerly, The Manufacturers Life Insurance Company (U.S.A.)). We are a stock life insurance company organized under the laws of Delaware in 1979. Our principal office is located at 38500 Woodward Avenue Bloomfield Hills, Michigan 48304. We also have an Annuities Service Center located at 164 Corporate Drive, Portsmouth, New Hampshire 03801-6815. Our ultimate parent is Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.


The Separate Account was established on August 24, 1984 as a separate account of The Manufacturers Life Insurance Company of North America ("Manulife North America"), another wholly-owned subsidiary of MFC which on January 1, 2002 merged into the Company. As a result of this merger, the Company became the owner of all of Manulife North America's assets, including the assets of the Separate Account and assumed all of Manulife North America's obligations including those under the Contracts. The merger had no other effect on the terms and conditions of the Contracts or on your allocations among Investment Options.



Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.


                         Accumulation Unit Value Tables

The Accumulation Unit Value Tables are located in Appendix U of the product prospectus.

                                    Services

Independent Registered Public Accounting Firm


The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2009 and 2008 and for each of the three years in the period ended December 31, 2009, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account H at December 31, 2009 and for each of the two years in the period ended December 31, 2009, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.


Servicing Agent

Computer Sciences Corporation Financial Services Group ("CSC FSG") provides to us a computerized data processing recordkeeping system for variable annuity administration. CSC FSG provides various daily, semimonthly, monthly, semiannual and annual reports including:

     - daily updates on accumulation unit values, variable annuity participants and transactions, and agent production and commissions;

     -    semimonthly commission statements;

     -    monthly summaries of agent production and daily transaction reports;


     -    semiannual statements for Contract Owners; and



     -    annual Contract Owner tax reports.


We pay CSC FSG approximately $7.80 per Contract per year, plus certain other fees for the services provided.

Principal Underwriter


John Hancock Distributors, LLC, ("JH Distributors"), an indirect wholly owned subsidiary of MFC, serves as principal underwriter of the Contracts. Contracts are offered on a continuous basis. The aggregate dollar amounts of underwriting commissions paid to JH Distributors in 2009, 2008, and 2007 were $421,625,749, $597,650,909, and $642,866,360, respectively.

Special Compensation and Reimbursement Arrangements


The Contracts are primarily sold through selected firms. The Contracts' principal distributor, JH Distributors, and its affiliates (collectively, "JHD") pay compensation to broker-dealers (firms) for the promotion and sale of the Contracts. The compensation JHD pays may vary depending on each firm's selling agreement, but compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts (not including Riders) is not expected to exceed the standard compensation amounts referenced in the product prospectuses. The amount and timing of this compensation may differ among firms.


The registered representative through whom your Contract is sold will be compensated pursuant to that registered representative's own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your registered representative's compensation. You are encouraged to ask your registered representative about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with the sale of your Contract.

Compensation to firms for the promotion and sale of the Contracts is not paid directly by Contract owners, but we expect to recoup it through the fees and charges imposed under the Contract.


We may, directly or through JHD, make additional payments to firms, either from 12b-1 distribution fees received from the Contracts' underlying investment Portfolios or out of our own resources. These payments are sometimes referred to as "revenue sharing." Revenue sharing expenses are any payments made to broker-dealers or other intermediaries to either (i) compensate the intermediary for expenses incurred in connection with the promotion and/or sale of John Hancock investment products, or (ii) obtain promotional and/or distribution services for John Hancock investment products. Many firms that sell the Contracts receive one or more types of these cash payments.


We are among several insurance companies that pay additional payments to certain firms to receive "preferred" or recommended status. These privileges include: additional or special access to sales staff; opportunities to provide and/or attend training and other conferences; advantageous placement of our products on customer lists ("shelf-space arrangements"); and other improvements in sales by featuring our products over others.


Revenue sharing payments assist in our efforts to promote the sale of the Contracts and could be significant to a firm. Not all firms, however, receive additional compensation. We determine which firms to support and the extent of the payments we are willing to make, and generally choose to compensate firms that are willing to cooperate with our promotional efforts and have a strong capability to distribute the Contracts. We do not make an independent assessment of the cost of providing such services. Instead, we agree with the firm on the methods for calculating any additional compensation. The methods, which vary by firm and are further described below, may include different categories to measure the amount of revenue sharing payments, such as the level of sales, assets attributable to the firm and the variable annuity contracts covered under the arrangement (including contracts issued by any of our affiliates). The categories of revenue sharing payments that we may provide to firms, directly or through JHD, are not mutually exclusive and may vary from Contract to Contract. We or our affiliates may make additional types of revenue sharing payments for other products, and may enter into new revenue sharing arrangements in the future. The following list includes the names of member firms of the Financial Industry Regulatory Authority ("FINRA,") (or their affiliated broker-dealers) that we are aware (as of December 31, 2009) received a revenue sharing payment of more than $5,000 with respect to annuity business during the latest calendar year:


NAME OF FIRM


                                   DISTRIBUTOR
                            1st Global Capital Corp.
                              AIG - SagePoint, Inc.
                        AIG - FSC Securities Corporation
                      AIG - Royal Alliance Associates, Inc.
                     American Portfolios Financial Services
                        AmTrust Investment Services, Inc.
                    Banc of America Investment Services, Inc.
                       BancWest Investment Services, Inc.
                           Cadaret, Grant & Co., Inc.

                                   DISTRIBUTOR
                          Cambridge Investment Research
                          CapitalOne Investments, Inc.
                            CapWest Securities, Inc.
                               Centaurus Financial
                         Citigroup Global Markets, Inc.
                           CCO Investment Services Co.
                               Comerica Securities
                         Commonwealth Financial Network
                         Crown Capital Securities, L.P.
                          CUSO Financial Services, L.P.
                            Essex National Securities
                             First Allied Securities
                          Fifth Third Securities, Inc.
                               Founders Financial
                         Geneos Wealth Management, Inc.
                          H.D. Vest Investment Services
                            Harbour Investments, Inc.
                    ING - Financial Network Investment Corp.
                             ING Financial Partners
                  ING - Multi-Financial Securities Corporation
                    ING - PrimeVest Financial Services, Inc.
                                 InterSecurities
                                Investacorp, Inc.
                         Investment Professionals, Inc.
                             Investors Capital, Inc.
                        J.J.B. Hilliard, W.L. Lyons, LLC
                          Janney Montgomery Scott, LLC
                         John Hancock Financial Network
                          Key Investments Services, LLC
                           Lasalle St. Securities, LLC
                     Lincoln Financial Advisors Corporation
                       Lincoln Financial Securities Corp.
                               LPL Financial Corp.
                              LPL - Uvest Financial
                           M Holdings Securities, Inc.
                   Merrill Lynch, Pierce, Fenner & Smith, Inc.
                              MICG Investments, LLC
                          MML Investors Services, Inc.
                       Money Concepts Capital Corporation
                            Morgan Keegan & Co., Inc.
                           Morgan Stanley & Co., Inc.
                                 Next Financial
                                 NFP Securities
                    NPH - Investment Center of America, Inc.
                       NPH - Invest Financial Corporation
                          NPH - National Planning Corp.
                           NPH - SII Investments, Inc.
                    PAC - United Planners Financial Services
                            People's Securities, Inc.
                                ProEquities, Inc.
                               Prospera Financial
                           Questar Capital Corporation
                            Raymond James Associates
                        Raymond James Financial Services

                                   DISTRIBUTOR
                             RBC Dain Rauscher, Inc.
                            Securities America, Inc.
                           Sigma Financial Corporation
                        Stifel, Nicolaus & Company, Inc.
                              TFS Securities, Inc.
                        The Huntington Investment Company
                           The Investment Center, Inc.
                          Tower Square Securities, Inc.
                      Transamerica Financial Advisors, Inc.
                          UBS Financial Services, Inc.
                       Unionbanc Investment Services, LLC
                         Walnut Street Securities, Inc.
                    Wells Fargo Financial Advisors, LLC (ISG)
                    Wells Fargo Financial Advisors, LLC (PCG)
                       Wells Fargo Financial Network, LLC
                          Wells Fargo Investments, LLC
                        Woodbury Financial Services, Inc.


Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of a variable annuity contract.

Inclusion on this list does not imply that these sums necessarily constitute "special cash compensation" as defined by NASD Conduct Rule 2830(l)(4). We will endeavor to update this listing annually; interim arrangements may not be reflected. We assume no duty to notify any investor whether his or her registered representative is or should be included in any such listing. You are encouraged to review the prospectus for each Portfolio for any other compensation arrangements pertaining to the distribution of Portfolio shares.

We may, directly or through JHD, also have arrangements with intermediaries that are not members of FINRA.

Sales and Asset Based Payments. We may, directly or through JHD, make revenue sharing payments as incentives to certain firms to promote and sell the Contracts. We hope to benefit from revenue sharing by increasing Contract sales. In consideration for revenue sharing, a firm may feature the Contracts in its sales system or give us additional access to members of its sales force or management. In addition, a firm may agree to participate in our marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the firm's sales force. Although a firm may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have purchased the Contracts, the firm may earn a profit on these payments. Revenue sharing payments may provide a firm with an incentive to favor the Contracts in its sales efforts.

The revenue sharing payments we make may be calculated on sales of our products by the firm ("Sales-Based Payments"). These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. We make these payments on a periodic basis.

Such payments also may be calculated based upon the "assets under management" attributable to a particular firm ("Asset-Based Payments"). These payments are based upon a percentage of the contract value of some or all of our (and/or our affiliates') insurance products that were sold through the firm. We make these payments on a periodic basis.

Sales-Based Payments primarily create incentives to make new sales of our insurance products and Asset-Based Payments primarily create incentives to service and maintain previously sold Contracts. We may pay a firm either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments. We may, directly or through JHD, also make payments to certain firms that sell our products for certain administrative services, including record keeping and sub-accounting Contract owner accounts, and in connection with account maintenance support, statement preparation and transaction processing. The types of payments that we may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a firm, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm's mutual fund trading system.

Other Payments. We may, directly or through JHD, also provide, either from the 12b-1 distribution fees received from the Portfolios underlying the Contracts or out of our own resources, additional compensation to firms that sell or arrange for the sale of Contracts. Such compensation may include seminars for the public, advertising and sales campaigns regarding the Contracts to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. We may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash, or other awards.

Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. We make payments for entertainment events we deem appropriate, subject to our guidelines and applicable law. These payments may vary widely, depending upon the nature of the event or the relationship. We may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

We may have other relationships with firms relating to the provisions of services to the Contracts, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for Portfolios. If a firm provides these services, we may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with us that are not related to the Contracts.

Signator Investors, Inc. may pay their respective registered representatives additional cash incentives in the form of bonus payments, expense payments, employment benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

           State Variations Regarding Recognition of Same-Sex Couples


The federal Defense of Marriage Act ("DOMA") does not recognize civil unions or same-sex marriages. Therefore, the federal tax treatment available to spouses who fall within the definition of DOMA may not be available to civil union or same-sex marriage partners. However, the following table identifies the states that may, pursuant to state law, extend to civil union and same-sex marriage partners the same benefits (other than federal tax benefits) that are granted to spouses who fall within the definition of DOMA:



       STATE                   TYPE OF JURISDICTION                                    RELATED RULE
--------------------   ------------------------------------   ---------------------------------------------------------------
     California                Domestic Partnership
      Colorado           Designated Beneficiary Agreements    May recognize spouses of civil unions from other jurisdictions
    Connecticut                    Civil Union,
                                 Same-Sex Marriage
District of Columbia           Domestic Partnership,
                                 Same-Sex Marriage
       Hawaii           Reciprocal Beneficiary Relationship
        Iowa                     Same-Sex Marriage
       Maine                   Domestic Partnerships
      Maryland                 Domestic Partnership           Also recognizes spouses of same-sex marriages who were married in another jurisdiction
   Massachusetts                 Same-Sex Marriage
       Nevada                  Domestic Partnership
   New Hampshire                 Same-Sex Marriage
     New Jersey                    Civil Union,               Also recognizes spouses of civil unions who were married in
                               Domestic Partnership           another jurisdiction
      New York                          --                    Recognizes spouses of civil unions and same-sex marriages who were married in another jurisdiction
       Oregon                  Domestic Partnership
    Rhode Island               Domestic Partnership           Recognizes spouses of civil unions and same-sex marriages who were married in another jurisdiction
      Vermont                    Same-Sex Marriage

       STATE                   TYPE OF JURISDICTION                                    RELATED RULE
--------------------   ------------------------------------   ---------------------------------------------------------------
     Washington                Domestic Partnership
     Wisconsin                 Domestic Partnerships



The table above is current only as of the date of this Statement of Additional Information. Please consult with your own qualified tax advisor for information on: (1) how federal tax rules may affect Contracts where civil union or same-sex marriage partners either singularly or jointly own the Contract, or are designated Annuitant(s), Beneficiary(ies) and/or Covered Person(s); and (2) your state's regulations regarding civil unions and same-sex marriages.


                              Qualified Plan Types

TRADITIONAL IRAS

Individual Retirement Annuities

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or IRA (sometimes referred to as a traditional IRA to distinguish it from the Roth IRA discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-deferred basis into an IRA. The Contract may not, however, be used in connection with an Education IRA under Section 530 of the Code.


The Contract may be issued with a death benefit or certain benefits provided by an optional Rider. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the required minimum distribution rules.


Distributions

In general, unless you have made non-deductible contributions to your IRA, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a Contract not purchased under a Qualified Plan, you may incur an additional 10% penalty tax if you make a surrender or withdrawal before you reach age 59 1/2 (unless certain exceptions apply as specified in Code Section 72(t)). If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender distribution, single sum death benefit or annuity payment, may be excluded from your taxable income when you receive the distribution.

The tax law requires that annuity payments or other distributions under a traditional IRA contract begin no later than April 1 of the year following the year in which the Owner attains age 70 1/2. The amount that must be distributed each year is computed on the basis of the Owner's age and the value of the Contract, taking into account both the account balance and, in 2006 and subsequent years, the actuarial present value of other benefits provided under the Contract.

ROTH IRAS

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain significant respects.

Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income. A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

     -    made after the Owner attains age 59 1/2;

     -    made after the Owner's death;

     -    attributable to the Owner being disabled; or

     -    a qualified first-time homebuyer distribution within the meaning of
          Section 72(t) (2) (F) of the Code.

In addition, distributions from Roth IRAs need not commence when the Owner attains age 70 1/2. Distributions must, however, begin after the Owner's death. A Roth IRA may (subject to constraints explained below under "Conversion or Direct Rollover to a Roth

IRA") accept a "qualified rollover contribution" from another Roth IRA, a traditional IRA, a qualified retirement plan described in Section 401(a) or 403(a) of the Code, a tax-sheltered annuity contract described in Section 403(b) of the Code, or an eligible deferred compensation plan maintained by a governmental employer under Section 457(b) of the Code.


If the Contract is issued with certain death benefits or benefits provided by an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which include Roth IRAs) and other Contracts subject to the minimum distribution rules. Also, the state tax treatment of a Roth IRA may differ from the federal income tax treatment of a Roth IRA. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO USE THE CONTRACT IN CONNECTION WITH A ROTH IRA.


Conversion or Direct Rollover to a Roth IRA


You can convert a traditional IRA to a Roth IRA or directly roll over distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to converted or rollover amounts.



You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers to a Roth IRA from another Roth IRA or from a designated Roth account within a qualified retirement plan. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If the converted or rollover amount is held in an annuity contract issued by us, we may have to withhold (make a contract withdrawal and remit to the IRS) up to 20% of the taxable gain in the contract. This amount withheld could reduce the benefit value of any elected optional guarantee Rider, in a proportion determined by the Rider. You may find it advantageous to pay the tax due on the conversion from resources outside of the annuity contract in order to avoid any benefit reduction. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO USE THE CONTRACT IN CONNECTION WITH A ROTH IRA.


SIMPLE IRA PLANS


In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA retirement plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. If the Contract is issued with certain death benefits or benefits provided by an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SIMPLE IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SIMPLE IRA retirement plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA, except that (i) tax free rollovers may be made from a SIMPLE IRA plan only to another SIMPLE IRA plan during the first two years of participation in the plan; and (ii) the penalty tax on early distribution from a SIMPLE IRA plan that occurs during the first two years of participation is 25%, instead of 10%. EMPLOYERS INTENDING TO USE THE CONTRACT IN CONNECTION WITH SUCH PLANS SHOULD SEEK INDEPENDENT TAX ADVICE.


SIMPLIFIED EMPLOYEE PENSIONS (SEP-IRAS)


Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. If the Contract is issued with certain death benefits or benefits provided by an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SEP - IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SEP - IRA, and rules on taxation of distributions from a SEP - IRA, are generally the same as those discussed above for distributions from a traditional IRA.


SECTION 403(B) QUALIFIED PLANS OR TAX-SHELTERED ANNUITIES

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. These Contracts are commonly referred to as "tax-sheltered annuities." PURCHASERS OF THE CONTRACTS FOR SUCH PURPOSES SHOULD SEEK INDEPENDENT ADVICE AS TO ELIGIBILITY, LIMITATIONS ON PURCHASE PAYMENTS, AND OTHER TAX CONSEQUENCES. In particular, purchasers should note that the Contract provides death benefit options that may exceed the greater of the Purchase

Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the Owner. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. If a Contract is issued with a death benefit or benefits provided by an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made.


Final regulations concerning tax sheltered annuity contracts became effective on July 26, 2007, but are generally applicable for tax years beginning after December 31, 2008. These regulations require the employer to adopt a written defined contribution plan which, in both form and operation, satisfies the requirements of the regulations. The regulations specify that any exchange of a 403(b) annuity contract for another 403(b) annuity contract occurring after September 24, 2007 will not be treated as a taxable distribution provided the employer and the company issuing the new contract have agreed to share information concerning the employee's employment status, hardship distributions and loans, if any.

Restrictions on Section 403(b) Qualified Plans

AVAILABILITY. We currently are not offering this Contract for use in a retirement plan intended to qualify as a Section 403(b) Qualified Plan (a "Section 403(b) Qualified Plan" or the "Plan") unless (a) we (or an affiliate of ours) previously issued annuity contracts to that retirement plan, (b) the initial purchase payment for the new Contract is sent to us directly from the
Section 403(b) Qualified Plan through your employer, the Plan's administrator, the Plan's sponsor or in the form of a transfer acceptable to us, (c) we have entered into an agreement with your Section 403(b) Qualified Plan concerning the sharing of information related to your Contract (an "Information Sharing Agreement"), and (d) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Qualified Plan that the plan qualifies under Section 403(b) of the Code and complies with applicable Treasury regulations (a "Certificate of Compliance") (Information Sharing Agreement and Certificate of Compliance, together the "Required Documentation").

We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Qualified Plan.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with a rollover transfer of initial Purchase Payment funds, the transfer may be treated as a taxable transaction.

OWNERSHIP. You may not sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a 403(b) Qualified Contract or some or all of such a Contract's value to any person other than us without the consent of an employer, a Plan administrator or a Plan sponsor. A request to transfer ownership must be accompanied by the Required Documentation. In the event we do not receive the Required Documentation and you nonetheless direct us to proceed with a transfer of ownership, the transfer may be treated as a taxable transaction and your Contract may no longer be qualified under Section 403(b), which may result in additional adverse tax consequences to you.

ADDITIONAL PURCHASE PAYMENTS. We will not accept Additional Purchase Payments in the form of salary reduction, matching or other similar contributions in the absence of the Required Documentation. Matching or other employer contributions to Contracts issued on or after January 1, 2009, will be subject to restrictions on withdrawals specified in the Section 403(b) Qualified Plan.

We will not knowingly accept transfers, in the absence of the Required Documentation, from another existing annuity contract or other investment under a Section 403(b) Qualified Plan to a previously issued Contract used in a
Section 403(b) Qualified Plan. Such transfers shall be made directly from a Plan through an employer, a Plan administrator or a Plan sponsor, or by a transfer acceptable to us.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with the Additional Purchase Payments, the Additional Purchase Payment may be treated as a taxable transaction and your Contract may no longer be qualified under Section 403(b), which may result in additional adverse tax consequences to you.

WITHDRAWALS. Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

     - contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

     -    earnings on those contributions; and

     - earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of 1988.

These amounts can be paid only if the employee has reached age 59 1/2, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions for elective contributions made after 1988; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Section 403(b)(7) custodial accounts may be subject to more stringent restrictions.

Exercise of the withdrawal right for each withdrawal under the Contract may be subject to the terms of the Section 403(b) Qualified Plan and may require the consent of the employer, the Plan administrator or the Plan sponsor, as well as the participant's spouse, under Section 403(b) of the Code and applicable Treasury Regulations.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with the withdrawal, your Contract may no longer be qualified under Section 403(b), which may result in additional adverse tax consequences to you. Employer consent is not required when we have received documentation in a form acceptable to us confirming that you have reached age 59 1/2, separated from service, died or become disabled. (These limitations on withdrawals do not apply to the extent we are directed to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a
Section 403(b)(7) custodial account.)


LOANS. Loans from Qualified Contracts intended for use under Section 403(b) Qualified Plans, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan and the manner in which the loan must be repaid. We currently offer a loan privilege to Owners of Contracts issued in connection with Section 403(b) Qualified Plans: (1) that were issued prior to January 1, 2009; (2) that are not subject to Title 1 of ERISA, and (3) that have not elected a guaranteed minimum withdrawal benefit Rider. We will not permit nor support loans from Contracts issued on or after January 1, 2009 in connection with Section 403(b) Qualified Plans.


COLLECTING AND USING INFORMATION. Through your participation in a retirement plan intended to qualify under Section 403(b), the Company, your employer, your Plan administrator, and your Plan sponsor collect various types of confidential information you provide in your agreements, such as your name and the name of any Beneficiary, Social Security Numbers, addresses, and occupation information. The Company, your employer, the Plan administrator, and your Plan sponsor also collect confidential information relating to your Plan transactions, such as contract values, purchase payments, withdrawals, transfers, loans and investments. In order to comply with IRS regulations and other applicable law in servicing your Contract, the Company, your employer, the Plan administrator and the Plan sponsor may be required to share such confidential information among themselves, other current, former or future providers under the Section 403(b) Qualified Plan, and among their employees. By applying for or purchasing a Contract for use in a Section 403(b) Qualified Plan or by intending to make an additional purchase payment, transfer of ownership, transfer, withdrawal or loan on an existing Contract for use in a Section 403(b) Qualified Plan, you consent to such sharing of confidential information. The Company will not disclose any such confidential information to anyone, except as permitted by law or in accordance with your consent.

If you are considering making a rollover transfer from a retirement plan described in Section 403(b) of the Code to a traditional IRA or a Roth IRA, you should consult with a tax advisor regarding possible tax consequences. If you have a loan outstanding under the section 403(b) plan, the transfer may subject you to income taxation on the amount of the loan balance.

Restrictions Under the Texas Optional Retirement Program

Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program ("ORP") to withdraw their interest in a variable annuity contract issued under the ORP only upon:

     - termination of employment in all Texas public institutions of higher education;

     -    retirement;

     -    death; or

     -    the participant's attainment of age 70 1/2.

Accordingly, before you withdraw any amounts from the Contract, you must furnish proof to us that one of these four events has occurred. For these purposes a change of company providing ORP benefits or a participant's transfer between institutions of higher education is not a termination of employment. Consequently there is no termination of employment when a participant in the ORP transfers the Contract Value to another Contract or another qualified custodian during the period of participation in the ORP.

CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT-SHARING PLANS


Sections 401(a) and 403(a) of the code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. - 10" or "Keogh," permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans. The Contract provides death benefit options that in certain circumstances may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the participant. There also are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans. If the Contract is issued with certain death benefits or benefits provided under an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made. EMPLOYERS INTENDING TO USE THE CONTRACT IN CONNECTION WITH SUCH PLANS SHOULD SEEK INDEPENDENT ADVICE.


Minimum distributions to the employee under an employer's pension and profit sharing plan qualified under Section 401(a) of the Code must begin no later than April 1 of the year following the calendar year in which the employee reaches age 70 1/2 or, if later, retires. In the case of an employee who is a 5 percent Owner as defined in Code Section 416, the required beginning date is April 1 of the year following the calendar year in which employee reaches age 70 1/2.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes.

A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency).

When we make payments under your Contract, the payment is taxed as ordinary income. Minimum distributions under a Section 457 plan must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires.

                          Legal and Regulatory Matters

There are no legal proceedings to which we, the Separate Account or the principal underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

     -    the Separate Account; or

     - the ability of the principal underwriter to perform its contract with the Separate Account; or

     - on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.

On June 25, 2007, John Hancock Investment Management Services, LLC (the "Adviser") and John Hancock Distributors LLC (the "Distributor") and two of their affiliates (collectively, the "John Hancock Affiliates") reached a settlement with the Securities and Exchange Commission ("SEC") that resolved an investigation of certain practices relating to the John Hancock Affiliates' variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $14,838,943 and prejudgment interest of $2,001,999 to the John Hancock Trust Portfolios that participated in the Adviser's commission recapture program during the period from 2000 to April 2004. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of Portfolio shares in April 2004.

                    APPENDIX A: Audited Financial Statements

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)
Years Ended December 31, 2009, 2008, and 2007

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

               INDEX TO AUDITED CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm..................    F-2
Audited Consolidated Financial Statements
   Consolidated Balance Sheets-
   As of December 31, 2009 and 2008......................................    F-3
   Consolidated Statements of Operations-
   For the Years Ended December 31, 2009, 2008, and 2007.................    F-5
   Consolidated Statements of Changes in Shareholder's Equity and
   Comprehensive Income (Loss)-
   For the Years Ended December 31, 2009, 2008, and 2007.................    F-6
   Consolidated Statements of Cash Flows-
   For the Years Ended December 31, 2009, 2008, and 2007.................    F-9
   Notes to Consolidated Financial Statements............................   F-11

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying consolidated balance sheets of John Hancock Life Insurance Company (U.S.A.) ("the Company") as of December 31, 2009 and 2008, and the related consolidated statements of operations, changes in shareholders' equity and comprehensive income (loss), and cash flows for each of the three years in the period ended December 31, 2009. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company (U.S.A.) at December 31, 2009 and 2008, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2009 the Company changed their method of accounting and reporting for other-than-temporary impairments on debt securities, in 2008 the Company changed their method of accounting and reporting for certain assets to a fair value measurement approach, and in 2007 the Company changed their method of accounting for income tax related cash flows generated by investments in leveraged leases.

                                    /s/ ERNST & YOUNG LLP

Boston, Massachusetts
April 7, 2010

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                           CONSOLIDATED BALANCE SHEETS

                                                                             DECEMBER 31,
                                                                         -------------------
                                                                           2009       2008
                                                                         --------   --------
                                                                            (IN MILLIONS)
ASSETS
   Investments
   Fixed maturities:
      Available-for-sale--at fair value
      (amortized cost: 2009--$55,386; 2008--$53,112) .................   $ 55,581   $ 49,547
      Held-for-trading--at fair value
      (cost: 2009--$1,231; 2008--$1,228) .............................      1,208      1,057
   Equity securities:
      Available-for-sale--at fair value
      (cost: 2009--$489; 2008--$726) .................................        558        616
   Mortgage loans on real estate .....................................     12,623     12,472
   Investment real estate, agriculture, and timber ...................      3,084      2,983
   Policy loans ......................................................      4,949      4,918
   Short-term investments ............................................      3,973      3,670
   Other invested assets .............................................      3,417      3,295
                                                                         --------   --------
      Total Investments ..............................................     85,393     78,558
   Cash and cash equivalents .........................................      4,915      4,850
   Accrued investment income .........................................        896        913
   Goodwill ..........................................................      3,053      3,053
   Value of business acquired ........................................      2,171      2,564
   Deferred policy acquisition costs and deferred sales inducements ..      9,565      9,846
   Amounts due from and held for affiliates ..........................      3,828      3,035
   Intangible assets .................................................      1,294      1,308
   Reinsurance recoverable ...........................................     10,171      9,418
   Derivative asset ..................................................      2,142      6,129
   Other assets ......................................................      1,680      1,560
   Separate account assets ...........................................    122,466     92,058
                                                                         --------   --------
      TOTAL ASSETS ...................................................   $247,574   $213,292
                                                                         ========   ========

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                                                       DECEMBER 31,
                                                                                   -------------------
                                                                                     2009       2008
                                                                                   --------   --------
                                                                                      (IN MILLIONS)
LIABILITIES AND SHAREHOLDER'S EQUITY
LIABILITIES
   Future policy benefits ......................................................   $ 78,478   $ 76,249
   Policyholders' funds ........................................................      9,125     10,785
   Unearned revenue ............................................................      2,615      2,458
   Unpaid claims and claim expense reserves ....................................      1,303        890
   Policyholder dividends payable ..............................................        619        637
   Amounts due to affiliates ...................................................      3,714      2,554
   Short-term debt .............................................................          6          4
   Long-term debt ..............................................................        484        483
   Consumer notes ..............................................................      1,205      1,600
   Current income tax payable ..................................................        232        282
   Deferred income tax liability ...............................................      1,755        682
   Coinsurance funds withheld ..................................................      4,359      4,263
   Derivative liability ........................................................      2,629      3,112
   Other liabilities ...........................................................      3,008      3,956
   Separate account liabilities ................................................    122,466     92,058
                                                                                   --------   --------
      Total Liabilities ........................................................    231,998    200,013
COMMITMENTS, GUARANTEES, CONTINGENCIES, AND LEGAL PROCEEDINGS (NOTE 11)
SHAREHOLDER'S EQUITY
   Preferred stock ($1.00 par value; 50,000,000 shares authorized;
      100,000 shares issued and outstanding at December 31, 2009 and 2008) .....         --         --
   Common stock ($1.00 par value; 50,000,000 shares authorized; 4,728,938
      shares issued and outstanding at December 31, 2009 and 2008) .............          5          5
   Additional paid-in capital ..................................................     12,427     12,412
   Retained earnings ...........................................................      2,822      1,765
   Accumulated other comprehensive income (loss) ...............................        129     (1,086)
                                                                                   --------   --------
      Total John Hancock Life Insurance Company (U.S.A.) Shareholder's Equity ..     15,383     13,096
   Noncontrolling interests ....................................................        193        183
                                                                                   --------   --------
      Total Shareholder's Equity ...............................................     15,576     13,279
                                                                                   --------   --------
      TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY ...............................   $247,574   $213,292
                                                                                   ========   ========

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                         YEARS ENDED DECEMBER 31,
                                                                       ---------------------------
                                                                         2009      2008      2007
                                                                       -------   -------   -------
                                                                              (IN MILLIONS)
REVENUES
   Premiums ........................................................   $ 3,946   $    81   $ 3,707
   Fee income ......................................................     3,561     3,427     4,449
   Net investment income ...........................................     4,346     4,441     4,839
   Net realized investment and other (losses) gains:
      Total other-than-temporary impairment losses .................      (754)   (1,767)     (386)
      Portion of loss recognized in other comprehensive income .....        91        --        --
                                                                       -------   -------   -------
      Net impairment losses recognized in earnings .................      (663)   (1,767)     (386)
      Other net realized investment and other (losses) gains .......    (1,174)    1,544       693
                                                                       -------   -------   -------
   Total net realized investment and other (losses) gains ..........    (1,837)     (223)      307
   Other revenue ...................................................        46        62        68
                                                                       -------   -------   -------
         Total revenues ............................................    10,062     7,788    13,370
BENEFITS AND EXPENSES
   Benefits to policyholders .......................................     4,558     4,771     6,854
   Policyholder dividends ..........................................       918       939       942
   Amortization of deferred policy acquisition costs, deferred
      sales inducements, and value of business acquired ............     1,211      (336)      751
   Other operating costs and expenses ..............................     3,071     3,064     2,649
                                                                       -------   -------   -------
         Total benefits and expenses ...............................     9,758     8,438    11,196
                                                                       -------   -------   -------
Income (loss) before income taxes ..................................       304      (650)    2,174
Income tax (benefit) expense .......................................        (7)     (339)      652
                                                                       -------   -------   -------
Net income (loss) ..................................................       311      (311)    1,522
Less: Net (loss) income attributable to noncontrolling interests ...       (16)       16        32
                                                                       -------   -------   -------
Net income (loss) attributable to John Hancock Life Insurance
   Company (U.S.A.) ................................................   $   327   $  (327)  $ 1,490
                                                                       =======   =======   =======

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

               CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S
                     EQUITY AND COMPREHENSIVE INCOME (LOSS)

                                                                            TOTAL JOHN
                                                                            HANCOCK LIFE
                                                                             INSURANCE
                                                              ACCUMULATED     COMPANY
                                         ADDITIONAL              OTHER        (U.S.A.)                      TOTAL
                                 CAPITAL   PAID-IN  RETAINED COMPREHENSIVE SHAREHOLDER'S NONCONTROLLING SHAREHOLDER'S   OUTSTANDING
                                  STOCK    CAPITAL  EARNINGS INCOME (LOSS)     EQUITY       INTERESTS       EQUITY        SHARES
                                 ------- ---------- -------- ------------- ------------- -------------- ------------- --------------
                                                     (IN MILLIONS, EXCEPT FOR SHARES OUTSTANDING)                     (IN THOUSANDS)
BALANCE AT JANUARY 1, 2007, as
   previously reported after
   giving retroactive effect to
   the Merger (Note 1) .........    $5     $11,896   $2,283      $  916       $15,100         $133         $15,233         4,829
Comprehensive income:
   Net income ..................                      1,490                     1,490           32           1,522
   Other comprehensive income,
      net of tax:
      Net unrealized investment
         gains .................                                    100           100                          100
      Foreign currency
         translation
         adjustment ............                                     (4)           (4)                          (4)
      Pension and postretirement
         benefits:
         Change in prior service
            cost ...............                                     24            24                           24
         Change in net actuarial
            gain ...............                                     (8)           (8)                          (8)
      Cash flow hedges .........                                     55            55                           55
                                                                              -------         ----         -------
Comprehensive income ...........                                                1,657           32           1,689
Adoption of ASC 840 (Note 1) ...                       (133)                     (133)                        (133)
Transfer of invested assets with
   affiliates ..................                10                                 10                           10
Share-based payments ...........                20                                 20                           20
Contributions from
   noncontrolling interests ....                                                                22              22
Distributions to noncontrolling
   interests ...................                                                               (44)            (44)
Dividends paid to Parent .......                       (594)                     (594)                        (594)
                                   ---     -------   ------      ------       -------         ----         -------         -----
BALANCE AT DECEMBER 31, 2007 ...    $5     $11,926   $3,046      $1,083       $16,060         $143         $16,203         4,829
                                   ===     =======   ======      ======       =======         ====         =======         =====

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

               CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S
              EQUITY AND COMPREHENSIVE INCOME (LOSS) - (CONTINUED)

                                                                            TOTAL JOHN
                                                                            HANCOCK LIFE
                                                                             INSURANCE
                                                              ACCUMULATED     COMPANY
                                         ADDITIONAL              OTHER        (U.S.A.)                      TOTAL
                                 CAPITAL   PAID-IN  RETAINED COMPREHENSIVE SHAREHOLDER'S NONCONTROLLING SHAREHOLDER'S   OUTSTANDING
                                  STOCK    CAPITAL  EARNINGS INCOME (LOSS)     EQUITY       INTERESTS       EQUITY        SHARES
                                 ------- ---------- -------- ------------- ------------- -------------- ------------- --------------
                                                     (IN MILLIONS, EXCEPT FOR SHARES OUTSTANDING)                     (IN THOUSANDS)
BALANCE AT JANUARY 1, 2008 .....    $5     $11,926   $3,046     $ 1,083       $16,060         $143         $16,203         4,829
Comprehensive (loss) income:
   Net (loss) income ...........                       (327)                     (327)          16            (311)
      Other comprehensive loss,
         net of tax:
      Net unrealized investment
         losses ................                                 (2,534)       (2,534)                      (2,534)
      Foreign currency
         translation
         adjustment ............                                    (23)          (23)                         (23)
      Pension and postretirement
         benefits:
         Change in prior service
            cost ...............                                     (1)           (1)                          (1)
         Change in net actuarial
            loss ...............                                   (666)         (666)                        (666)
      Cash flow hedges .........                                  1,055         1,055                        1,055
                                                                              -------         ----         -------
Comprehensive (loss) income ....                                               (2,496)          16          (2,480)
Adoption of ASC 825 (Note 1) ...                          7                         7                            7
Adoption of ASC 715 (Note 1) ...                         (1)                       (1)                          (1)
Share-based payments ...........                 9                                  9                            9
Contributions from
   noncontrolling interests ....                                                                62              62
Distributions to noncontrolling
   interests ...................                                                               (38)            (38)
Capital contribution from
   Parent ......................               477                                477                          477
Dividends paid to Parent .......                       (960)                     (960)                        (960)
                                   ---     -------   ------     -------       -------         ----         -------         -----
BALANCE AT DECEMBER 31, 2008 ...    $5     $12,412   $1,765     $(1,086)      $13,096         $183         $13,279         4,829
                                   ===     =======   ======     =======       =======         ====         =======         =====

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

               CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S
              EQUITY AND COMPREHENSIVE INCOME (LOSS) - (CONTINUED)

                                                                            TOTAL JOHN
                                                                            HANCOCK LIFE
                                                                             INSURANCE
                                                              ACCUMULATED     COMPANY
                                         ADDITIONAL              OTHER        (U.S.A.)                      TOTAL
                                 CAPITAL   PAID-IN  RETAINED COMPREHENSIVE SHAREHOLDER'S NONCONTROLLING SHAREHOLDER'S   OUTSTANDING
                                  STOCK    CAPITAL  EARNINGS INCOME (LOSS)     EQUITY       INTERESTS       EQUITY        SHARES
                                 ------- ---------- -------- ------------- ------------- -------------- ------------- --------------
                                                     (IN MILLIONS, EXCEPT FOR SHARES OUTSTANDING)                     (IN THOUSANDS)
BALANCE AT JANUARY 1, 2009 .....    $5     $12,412   $1,765     $(1,086)      $13,096         $183         $13,279         4,829
Comprehensive income (loss):
   Net income (loss) ...........                        327                       327          (16)            311
      Other comprehensive
         income, net of tax:
      Net unrealized investment
         gains .................                                  2,916         2,916                        2,916
      Foreign currency
         translation
         adjustment ............                                      5             5                            5
      Pension and postretirement
         benefits:
         Change in prior service
            cost ...............                                     (2)           (2)                          (2)
         Change in net actuarial
            loss ...............                                     60            60                           60
         Net unrealized gain on
            split-dollar life
            insurance benefit ..                                      2             2                            2
      Cash flow hedges .........                                 (1,005)       (1,005)                      (1,005)
                                                                              -------         ----         -------
Comprehensive income (loss) ....                                                2,303          (16)          2,287
Adoption of ASC 320 (Note 1) ...                        730        (761)          (31)                         (31)
Share-based payments ...........                 8                                  8                            8
Contributions from
   noncontrolling interests ....                                                                39              39
Distributions to noncontrolling
   interests ...................                                                               (13)            (13)
Capital contribution from
   Parent ......................                 7                                  7                            7
                                   ---     -------   ------     -------       -------         ----         -------         -----
BALANCE AT DECEMBER 31, 2009 ...    $5     $12,427   $2,822     $   129       $15,383         $193         $15,576         4,829
                                   ===     =======   ======     =======       =======         ====         =======         =====

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                      YEARS ENDED DECEMBER 31
                                                                                  ------------------------------
                                                                                    2009       2008       2007
                                                                                  --------   --------   --------
                                                                                           (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss) .............................................................   $    311   $   (311)  $  1,522
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
   Amortization of premiums and accretion of discounts associated with
      investments, net ........................................................        153        168        296
   Net realized investment and other losses (gains) ...........................      1,837        223       (307)
   Amortization of deferred policy acquisition costs, deferred sales
      inducements, and value of business acquired .............................      1,211       (336)       751
   Capitalization of deferred policy acquisition costs and deferred sales
      inducements .............................................................     (1,642)    (2,009)    (1,974)
   Depreciation and amortization ..............................................        134        129        125
   Net cash flows from trading securities .....................................       (151)        46         --
   Decrease (increase) in accrued investment income ...........................         17         12        (68)
   (Increase) decrease in other assets and other liabilities, net .............       (885)     2,030      1,159
   (Decrease) increase in policyholder liabilities and accruals, net ..........       (143)     4,178      3,256
   Increase in deferred income taxes ..........................................         29        114        443
                                                                                  --------   --------   --------
Net cash provided by operating activities .....................................        871      4,244      5,203
CASH FLOWS FROM INVESTING ACTIVITIES:
   Sales of:
      Fixed maturities ........................................................     11,418     10,428     15,561
      Equity securities .......................................................      1,022        422      1,453
      Real estate .............................................................          2          7         29
      Other invested assets ...................................................         71        884        646
   Maturities, prepayments, and scheduled redemptions of:
      Fixed maturities ........................................................      2,101      2,318      2,235
      Mortgage loans on real estate ...........................................      2,112      2,056      3,428
      Other invested assets ...................................................        234         --         --
   Purchases of:
      Fixed maturities ........................................................    (14,722)   (12,491)   (18,035)
      Equity securities .......................................................       (733)      (288)      (555)
      Real estate .............................................................       (151)      (233)      (201)
      Other invested assets ...................................................       (578)    (1,056)    (1,056)
   Mortgage loans on real estate issued .......................................     (2,467)    (2,627)    (2,766)
   (Issuance) repayments of notes receivable from affiliates ..................        (11)      (755)        43
   Net purchases of short-term investments ....................................       (303)      (944)    (1,997)
   Other, net .................................................................        716        692        (61)
                                                                                  --------   --------   --------
Net cash used in investing activities .........................................     (1,289)    (1,587)    (1,276)

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                                                    YEARS ENDED DECEMBER 31,
                                                                                  ---------------------------
                                                                                    2009      2008      2007
                                                                                  -------   -------   -------
                                                                                         (IN MILLIONS)
CASH FLOWS FROM FINANCING ACTIVITIES:
   Capital contribution from Parent ...........................................   $     7   $   477   $    --
   Dividends paid to Parent ...................................................        --      (500)     (594)
   Increase (decrease) in amounts due to affiliates ...........................     1,425      (964)      507
   Universal life and investment-type contract deposits .......................     7,547     7,375     4,964
   Universal life and investment-type contract maturities and
      withdrawals .............................................................    (5,287)   (7,948)   (6,580)
   Net transfers to separate accounts from policyholders' funds ...............    (2,593)   (1,918)     (844)
   Excess tax benefits related to share-based payments ........................         8         2        17
   Repayments of consumer notes, net ..........................................      (395)     (557)     (297)
   Issuance of long-term debt .................................................         1         2         1
   Repayments of short-term debt ..............................................        --        --      (477)
   Repayments of long-term debt ...............................................        --        (6)       (2)
   Unearned revenue on financial reinsurance ..................................       (44)    1,592      (149)
   Net reinsurance recoverable ................................................      (186)     (125)      (35)
                                                                                  -------   -------   -------
Net cash provided by (used in) financing activities ...........................       483    (2,570)   (3,489)
                                                                                  -------   -------   -------
Net increase in cash and cash equivalents .....................................        65        87       438
Cash and cash equivalents at beginning of year ................................     4,850     4,763     4,325
                                                                                  -------   -------   -------
CASH AND CASH EQUIVALENTS AT END OF YEAR ......................................   $ 4,915   $ 4,850   $ 4,763
                                                                                  =======   =======   =======
NON-CASH FINANCING ACTIVITIES DURING THE YEAR:
Dividend of note receivable to Parent .........................................   $    --   $  (460)  $    --

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BUSINESS. John Hancock Life Insurance Company (U.S.A.) ("JHUSA" or the "Company") is a wholly-owned subsidiary of The Manufacturers Investment Corporation ("MIC"). MIC is a wholly-owned subsidiary of John Hancock Holdings (Delaware) LLC ("JHHLLC"), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company ("MLI"). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation ("MFC"), a Canadian-based, publicly traded life insurance company.

The Company provides a wide range of insurance and investment products to both individual and institutional customers located primarily in the United States. These products, including individual life insurance, individual and group fixed and variable annuities, individual and group long-term care insurance, and mutual funds, are sold through an extensive network of agents, securities dealers, and other financial institutions. The Company also offers investment management services with respect to the Company's separate account assets and to mutual funds and institutional customers. The Company is licensed in forty-nine states.

On December 31, 2009, John Hancock Life Insurance Company ("JHLICO"), which was a wholly-owned subsidiary of John Hancock Financial Services, Inc. ("JHFS"), and John Hancock Variable Life Insurance Company ("JHVLICO"), which was a wholly-owned subsidiary of JHLICO, merged with and into JHUSA. As a result of the merger, JHLICO and JHVLICO ceased to exist, and the companies' property and obligations became the property and obligations of JHUSA.

Below is a summary of the individual and consolidated revenues and net income
(loss) for JHUSA and JHLICO for the years ended December 31, 2009, 2008, and 2007. Amounts for the prior years have been restated to include financial results for JHLICO and JHVLICO.

                                 2009, PRIOR TO MERGER
                       -----------------------------------------
                       JOHN HANCOCK LIFE                                           2009
                       INSURANCE COMPANY     JOHN HANCOCK LIFE     -------------------------------------
(IN MILLIONS)               (U.S.A.)       INSURANCE COMPANY (1)   MERGER ADJUSTMENTS (2)   CONSOLIDATED
-------------          -----------------   ---------------------   ----------------------   ------------
Revenues ...........        $4,493                $5,692                    $(123)             $10,062
Net income (loss) ..        $  911                $ (573)                   $ (27)             $   311

                              2008, AS PREVIOUSLY REPORTED
                       -----------------------------------------
                       JOHN HANCOCK LIFE                                            2008
                       INSURANCE COMPANY     JOHN HANCOCK LIFE     -------------------------------------
(IN MILLIONS)               (U.S.A.)       INSURANCE COMPANY (1)   MERGER ADJUSTMENTS (2)   CONSOLIDATED
-------------          -----------------   ---------------------   ----------------------   ------------
Revenues............        $5,512                $2,618                    $(342)             $7,788
Net loss............        $  (38)               $ (304)                   $  31              $ (311)

                              2007, AS PREVIOUSLY REPORTED
                       -----------------------------------------
                       JOHN HANCOCK LIFE                                            2007
                       INSURANCE COMPANY     JOHN HANCOCK LIFE     -------------------------------------
(IN MILLIONS)               (U.S.A.)       INSURANCE COMPANY (1)   MERGER ADJUSTMENTS (2)   CONSOLIDATED
-------------          -----------------   ---------------------   ----------------------   ------------
Revenues............        $5,636                $7,843                    $(109)             $13,370
Net income..........        $  719                $  771                    $  32              $ 1,522

(1)  Includes the results of JHVLICO.

(2) Represents the elimination of significant intercompany transactions, reclassifications to conform to the current year presentation, and the impact of retroactive accounting changes.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

On December 31, 2009, JHFS, which was a wholly-owned subsidiary of JHHLLC, merged with and into MIC. As a result of the merger, JHFS ceased to exist, and the company's property and obligations became the property and obligations of MIC.

On December 31, 2009, Manulife Holdings (Delaware) LLC ("MHDLLC"), which was the parent company of MIC, merged with and into JHHLLC. As a result of the merger, MHDLLC ceased to exist, and the company's property and obligations became the property and obligations of JHHLLC.

BASIS OF PRESENTATION. The accompanying consolidated financial statements of the Company give effect to the merger of JHUSA with JHLICO and JHVLICO, which is reflected in JHUSA's audited consolidated financial statements for the year ended December 31, 2009, as a merger of entities under common control.

These financial statements have been prepared in conformity with U.S. generally accepted accounting principles ("U.S. GAAP"), which requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

The accompanying consolidated financial statements include the accounts of the Company and its majority-owned and controlled subsidiaries and variable interest entities ("VIEs") in which the Company is the primary beneficiary. Partnerships, joint venture interests, and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. All significant intercompany transactions and balances have been eliminated. For further discussion regarding VIEs, see Note 3 - Relationships with Variable Interest Entities.

RECLASSIFICATIONS. Certain prior year amounts have been reclassified to conform to the current year presentation.

INVESTMENTS. The Company classifies its fixed maturity securities, other than leveraged leases, as either available-for-sale or held-for-trading and records these securities at fair value. Unrealized investment gains and losses related to available-for-sale securities are reflected in shareholder's equity, net of policyholder related amounts and deferred income taxes. Unrealized investment gains and losses related to held-for-trading securities are reflected in net realized investment and other gains (losses). Interest income is generally recognized on the accrual basis. The amortized cost of debt securities is adjusted for other-than-temporary impairments, amortization of premiums, and accretion of discounts to maturity. Amortization of premiums and accretion of discounts are included in net investment income. The Company recognizes an impairment loss only when management does not expect to recover the amortized cost of the security.

The Company classifies its leveraged leases as fixed maturity securities and calculates their carrying value by accruing income at their expected internal rate of return.

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities include common stock and preferred stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities that the Company classifies as available-for-sale, unrealized investment gains and losses are reflected in shareholder's equity, as described above for available-for-sale fixed maturity securities. Equity securities that do not have readily determinable fair values are carried at cost and are included in other invested assets. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. The Company considers its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value. Dividends are recorded as income on the ex-dividend date.

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premiums or accretion of discounts, less an allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. The valuation allowance established as a result of impairment is based on

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

the present value of the expected future cash flows, discounted at the loan's original effective interest rate, or is based on the collateral value of the loan if higher and the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in net investment income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral's fair value. Foreclosed real estate is recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, agriculture, and timber, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate, agriculture, and timber is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances.

Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase, are reported at fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating contract holder accounts.

DERIVATIVE FINANCIAL INSTRUMENTS. Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, other financial instruments, commodity prices, or indices. The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices and also to manage the duration of assets and liabilities. All derivative instruments are carried on the Company's Consolidated Balance Sheets at fair value.

In certain cases, the Company uses hedge accounting by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, any changes in fair value of the derivative instruments, as well as the offsetting changes in fair value of the hedged items, are recorded in net realized investment and other gains (losses). Basis adjustments are amortized into income through net realized investment and other gains (losses).

For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in accumulated other comprehensive income and then reclassified into income when the hedged item affects income. When a cash flow hedge is terminated, the effective portion of the accumulated derivative gain or loss continues to be reported in accumulated other comprehensive income and then is reclassified into income when the hedged item affects income. If it is determined that the forecasted transaction is no longer probable, the balance remaining in accumulated other comprehensive income is immediately recognized in earnings.

Hedge effectiveness is assessed quarterly using a variety of techniques, including regression analysis and cumulative dollar offset. When it is determined that a derivative is not effective as a hedge, the Company discontinues hedge accounting. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the risk in the hedged item.

In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument (i.e., interest rate caps and floors and swaptions), the premium is amortized into net investment income over the term of the derivative instrument. The change in fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not non-qualifying hedges are included in net realized investment and other gains (losses).

The Company is a party to financial instruments that may contain embedded derivatives. The Company assesses each identified embedded derivative to determine whether bifurcation is required. If it is determined that the terms of the

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

embedded derivative are not clearly and closely related to the economic characteristics of the host contract and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract. Embedded derivatives are carried at fair value with changes in fair value reported in net realized investment and other gains (losses) for derivatives embedded in investment securities and reinsurance contracts or benefits to policyholders for the reinsurance recoverable related to guaranteed minimum income benefits and certain separate account guarantees related to guaranteed minimum withdrawal benefits.

CASH AND CASH EQUIVALENTS. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

GOODWILL, VALUE OF BUSINESS ACQUIRED, AND OTHER INTANGIBLE ASSETS. On April 28, 2004 (the "acquisition date"), MFC acquired JHFS and its subsidiaries, including JHLICO and JHVLICO, which was accounted for using the purchase method of accounting. The allocation of purchase consideration resulted in the recognition of goodwill, value of business acquired ("VOBA"), and other intangible assets as of the acquisition date.

Goodwill recorded on the Company's Consolidated Balance Sheets represents primarily the excess of the cost over the fair value of identifiable net assets acquired by MFC.

VOBA is the present value of estimated future profits of insurance policies in-force related to businesses acquired by MFC. The Company amortizes VOBA using the same methodology and assumptions used to amortize deferred policy acquisition costs ("DAC") and tests for recoverability at least annually.

Other intangible assets include brand name, investment management contracts (fair value of the investment management relationships between the Company and the mutual funds managed by the Company), distribution networks, and other investment management contracts (institutional investment management contracts managed by the Company's investment management subsidiaries) recognized at the acquisition date. Brand name and investment management contracts are not subject to amortization. Distribution networks and other investment management contracts are amortized over their respective estimated lives in other operating costs and expenses.

The Company tests goodwill, brand name, and investment management contracts for impairment at least annually, or more frequently if circumstances indicate impairment may have occurred. Distribution networks and other investment contracts are reviewed for impairment only upon the occurrence of certain triggering events. An impairment is recorded whenever an intangible asset's fair value is deemed to be less than its carrying value.

DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS. DAC are costs that vary with, and are related primarily to, the production of new business and have been deferred to the extent that they are deemed recoverable. Such costs include sales commissions, certain policy issuance and underwriting costs, and certain agency expenses. Similarly, any amounts assessed as initiation fees or front-end loads are recorded as unearned revenue. The Company tests the recoverability of DAC at least annually.

DAC related to participating traditional life insurance is amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve, and expected annual policyholder dividends. For annuity, universal life insurance, and investment-type products, DAC and unearned revenue are amortized generally in proportion to the change in present value of expected gross profits arising principally from surrender charges, investment results, including realized gains (losses), and mortality and expense margins. DAC amortization is adjusted retrospectively when estimates are revised. For annuity, universal life insurance, and investment-type products, the DAC asset is adjusted for the impact of unrealized gains (losses) on investments as if these gains (losses) had been realized, with corresponding credits or charges included in accumulated other comprehensive income.

DAC related to non-participating traditional life and long-term care insurance is amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The Company offers sales inducements, including enhanced crediting rates or bonus payments, to contract holders on certain of its individual and group annuity products. The Company defers sales inducements and amortizes them over the life of the underlying contracts using the same methodology and assumptions used to amortize DAC.

REINSURANCE. Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Consolidated Statements of Operations reflect premiums, benefits, and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its contract holders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.

SEPARATE ACCOUNT ASSETS AND LIABILITIES. Separate account assets and liabilities reported on the Company's Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of contract holders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value, and separate account liabilities are set equal to the fair value of the separate account assets. Deposits, surrenders, net investment income, net realized investment and other gains (losses), and the related liability changes of separate accounts are offset within the same line item in the Consolidated Statements of Operations. Fees charged to contract holders, principally mortality, policy administration, investment management, and surrender charges, are included in the revenues of the Company.

FUTURE POLICY BENEFITS AND POLICYHOLDERS' FUNDS. Future policy benefits for participating traditional life insurance policies are based on the net level premium method. The net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies. Participating business represented 38% and 41% of the Company's traditional life net insurance in-force at December 31, 2009 and 2008, respectively, and 81%, 85%, and 91% of the Company's traditional life net insurance premiums for the years ended December 31, 2009, 2008, and 2007, respectively.

Benefit liabilities for annuities during the accumulation period are equal to accumulated contract holders' fund balances and after annuitization are equal to the present value of expected future payments.

For payout annuities in loss recognition, future policy benefits are computed using estimates of expected mortality, expenses, and investment yields as determined at the time these contracts first moved into loss recognition. Payout annuity reserves are adjusted for the impact of net realized investment and other gains (losses) associated with the underlying assets.

Future policy benefits for long-term care insurance policies are based on the net level premium method. Assumptions established at policy issue as to mortality, morbidity, persistency, and interest and expenses, which include a margin for adverse deviation, are based on estimates developed by management.

For non-participating traditional life insurance policies and reinsurance policies, future policy benefits are estimated using a net level premium method based upon actuarial assumptions as to mortality, persistency, interest, and expenses established at the policy issue or acquisition date. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest and expense assumptions, include a margin for adverse deviation.

Policyholders' funds for universal life insurance, individual and group annuities, and investment-type products, including guaranteed investment contracts and funding agreements, are equal to the total of the policyholder account values before surrender charges, additional reserves established to adjust for lower market interest rates as of the acquisition date, and additional reserves established on certain guarantees offered in certain investment-type products. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders' account balances.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Components of policyholders' funds were as follows:

                                                          DECEMBER 31,
                                                        ----------------
                                                         2009      2008
                                                        ------   -------
                                                          (IN MILLIONS)
Guaranteed investment contracts......................   $  948   $ 1,057
Funding agreements...................................    1,753     3,644
Other investment-type products.......................    1,976     1,975
                                                        ------   -------
   Total liabilities for investment-type products....    4,677     6,676
Individual and group annuities.......................    2,124     1,948
Universal life and other.............................    2,324     2,161
                                                        ------   -------
Total policyholders' funds...........................   $9,125   $10,785
                                                        ======   =======

Included in funding agreements at December 31, 2009 and 2008, are $1,753 million and $3,502 million, respectively, of funding agreements purchased from the Company by special purpose entities ("SPEs"), which in turn issued medium-term notes to global investors that are non-recourse to the Company. The SPEs are not consolidated in the Company's consolidated financial statements.

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual and group life, long-term care, and group accident and health insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves, and expenses are reviewed on a regular basis and adjusted as necessary. Any changes in estimates are reflected in current earnings.

POLICYHOLDER DIVIDENDS. Policyholder dividends for the closed blocks are approved annually by the Company's Board of Directors. The aggregate amount of policyholder dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year as appropriate, as well as management's judgment as to the proper level of statutory surplus to be retained by the Company. For policies included in the JHUSA closed block, expense experience is included in determining policyholder dividends. Expense experience is not included for policies included in the JHLICO closed block. For additional information on the closed blocks, see Note 6 -- Closed Blocks.

REVENUE RECOGNITION. Premiums from participating and non-participating traditional life insurance, annuity policies with life contingencies, and reinsurance contracts are recognized as revenue when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Premiums from long-term care insurance contracts are recognized as income when due.

Deposits related to universal life and investment-type products are credited to policyholders' account balances. Revenues from these contracts, as well as annuities, consist of amounts assessed against policyholders' account balances for mortality, policy administration, and surrender charges and are recorded in fee income in the period in which the services are provided.

Fee income also includes advisory fees, broker-dealer commissions and fees, and administration service fees. Such fees and commissions are recognized in the period in which services are performed. Commissions related to security transactions and related expenses are recognized as income on the trade date. Contingent deferred selling charge commissions are recognized as income when received. Selling commissions paid to the selling broker-dealer for sales of mutual funds that do not have a front-end sales charge are deferred and amortized on a straight-line basis over periods ranging from one to six years. This is the approximate period of time expected to be benefited and during which fees earned pursuant to Rule 12b-1 distribution plans are received from the funds and contingent deferred sales charges are received from shareholders of the funds.

SHARE-BASED PAYMENTS. The Company recognizes the costs resulting from share-based payment transactions with employees in its consolidated financial statements utilizing a fair value-based measurement method.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Certain Company employees are provided compensation in the form of stock options, deferred share units, and restricted share units in MFC. The fair value of the stock options granted by MFC to the Company's employees is recorded by the Company over the vesting periods. The fair value of the deferred share units and the intrinsic fair value of the restricted share units granted by MFC to Company employees are recognized in the accounts of the Company over the vesting periods of the units. The share-based payments are a legal obligation of MFC, but in accordance with U.S. GAAP, are recorded in the accounts of the Company in other operating costs and expenses.

The Company reports the benefits of tax deductions in excess of recognized compensation cost as a financing cash flow item.

INCOME TAXES. The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax and financial statement bases of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Foreign subsidiaries and U.S. subsidiaries operating outside of the United States are taxed under applicable foreign statutory rates.

FOREIGN CURRENCY. Assets and liabilities of foreign operations are translated into U.S. dollars using current exchange rates as of the balance sheet date. Revenues and expenses are translated using the average exchange rates during the year. The resulting net translation adjustments for each year are included in accumulated other comprehensive income. Gains or losses on foreign currency transactions are reflected in earnings.

ADOPTION OF RECENT ACCOUNTING PRONOUNCEMENTS

Financial Accounting Standards Board ("FASB") Accounting Standards Codification

Effective July 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 168, "The FASB Accounting Standards Codification(TM) and the Hierarchy of Generally Accepted Accounting Principles - a Replacement of FASB Statement No. 162," and FASB Accounting Standards Update ("ASU") No. 2009-01, "Topic 105- Generally Accepted Accounting Principles amendments based on Statement of Financial Accounting Standards No. 168 - The FASB Accounting Standards Codification(TM) and the Hierarchy of Generally Accepted Accounting Principles."

FASB Accounting Standards Codification (TM) ("ASC") Topic 105 establishes the FASB Accounting Standards Codification(TM) as the single source of authoritative U.S. GAAP recognized by the FASB to be applied by nongovernmental entities and to supersede all previous U.S. GAAP literature. Adoption of the ASC had no effect on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations, as it did not change U.S. GAAP principles.

Fair Value Measurements

Effective December 31, 2009, the Company adopted ASU No. 2009-12, "Fair Value Measurements and Disclosures - Investment in Certain Entities That Calculate Net Asset per Share (or Its Equivalent)." This amendment to ASC Topic 820, "Fair Value Measurements and Disclosures" ("ASC 820"), allows entities to use the net asset value of certain investments when determining fair value, provided certain criteria are met. Adoption of this guidance had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective December 31, 2009, the Company adopted ASU No. 2009-05, "Measuring Liabilities at Fair Value." This amendment to ASC 820 simplifies, in certain instances, the assessment of fair value of a liability. This amendment, when applicable, allows the use of the fair value of the instrument associated with the liability when it is traded as an asset as a proxy for its fair value as a liability, given inherent difficulties in measuring the fair value of such liabilities directly. The fair value of the liability is not adjusted to reflect any restrictions on its transfer. Adoption of this guidance had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective April 1, 2009, the Company adopted FASB Staff Position ("FSP") No. FAS 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly," which is now incorporated into ASC 820. This accounting guidance carries forward and elaborates on previous fair value concepts. The fair value of an asset or liability continues to be the price that would be received to sell the asset or paid to transfer the liability in an orderly transaction between market participants at the measurement date under then current market conditions. ASC 820 provides indicators of when a transaction is considered disorderly and elaborates on how

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

to determine the fair value of a financial instrument if such conditions exist. Adoption of this guidance had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

In October 2008, the FASB issued FSP FAS 157-3, "Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active," which is now incorporated into ASC 820. This pronouncement provided additional guidance on determining fair values of illiquid securities. This guidance was immediately effective, retroactive to prior reporting periods for which financial statements had not yet been issued. Adoption of this guidance had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted FSP FAS 157-1, "Application of FASB Statement No. 157 to FASB Statement No. 13 and Other Accounting Pronouncements That Address Fair Value Measurements for Purposes of Lease Classification or Measurement under Statement 13," which is now incorporated into ASC 820. This guidance provides a scope exception for applying Statement of Financial Accounting Standards No. 157, "Fair Value Measurements ("SFAS No. 157")," fair value methodologies to the evaluation criteria on lease classification or measurement. Adoption of this guidance had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted SFAS No. 157, which is now incorporated into ASC 820. This guidance provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements.

ASC 820 requires, among other things, an exit value approach for valuing assets and liabilities, using the best available information about what a market would bear. The exit value approach focuses on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Exit values for liabilities should include margins for risk even if they are not observable. ASC 820 provides guidance on how to measure fair value when required under existing accounting standards. ASC 820 establishes a fair value hierarchy based on the observability of the inputs to valuation techniques used to measure fair value, sorted into three levels ("Level 1, 2, and 3") with the most observable input level being Level 1. The impact of changing valuation methods to comply with ASC 820 resulted in adjustments to actuarial liabilities, which were recorded as an increase in net income of $60 million, net of tax, on January 1, 2008.

Pension and Postretirement Benefit Plans

Effective December 31, 2009, the Company adopted FSP No. FAS 132(R)-1, "Employers' Disclosures about Postretirement Benefit Plan Assets," which is now incorporated into ASC Topic 715, "Compensation" ("ASC 715"). This guidance requires enhanced disclosures of the assets of the Company's pension and other postretirement benefit plans in the Company's consolidated financial statements. ASC 715 requires a narrative description of investment policies and strategies for plan assets and discussion of long-term rate of return assumptions for plan assets. ASC 715 requires application of ASC 820 style disclosures to fair values of plan assets, including disclosure of fair values of plan assets sorted by asset category and valuation levels 1, 2, and 3, with roll forward of level 3 plan assets and discussion of valuation processes used. Adoption of this guidance resulted in expanded disclosures related to the Company's pension and postretirement benefit plans, but had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted Emerging Issues Task Force ("EITF") Issue No. 06-10, "Accounting for Deferred Compensation and Postretirement Benefit Aspects of Collateral Assignment Split-Dollar Life Insurance Arrangements," which is now incorporated into ASC 715. This guidance requires employers to recognize a liability for the postretirement benefit related to collateral assignment split-dollar life insurance arrangements. ASC 715 also requires employers to recognize and measure an asset based on the nature and substance of the collateral assignment split-dollar life insurance arrangement. The impact of adoption of this guidance was recorded directly to the beginning balance of 2008 retained earnings and reported as a change in accounting principle. Adoption of this guidance did not have a material impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted EITF Issue No. 06-4, "Accounting for Deferred Compensation and Postretirement Benefit Aspects of Endorsement Split-Dollar Life Insurance Arrangements," which is now incorporated into ASC
715. This guidance requires employers that enter into endorsement split-dollar life insurance arrangements that provide an employee with a postretirement benefit to recognize a liability for the future benefits promised based on the substantive agreement made with the employer. Whether the accrual is based on a death benefit or on the future cost of maintaining the

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

insurance depends on what the employer has effectively agreed to provide during the employee's retirement. The purchase of an endorsement-type life insurance policy does not qualify as a settlement of the liability. The impact of adoption of this guidance was recorded directly to the beginning balance of 2008 retained earnings and reported as a change in accounting principle. Adoption of this guidance did not have a material impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Subsequent Events

Effective April 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 165, "Subsequent Events," which is now incorporated into ASC Topic 855, "Subsequent Events" ("ASC 855"). This guidance was retroactively amended by the FASB in February 2010 by issuance of ASU No. 2010-09, "Subsequent Events," which requires an entity which files or furnishes its financial statements with the U.S. Securities and Exchange Commission ("SEC") to evaluate subsequent events through the date that its financial statements are issued. Adoption of this guidance resulted in expanded disclosures related to subsequent events, but had no impact on the Company's Balance Sheets or Statements of Operations.

Other-Than-Temporary Impairments

Effective April 1, 2009, the Company adopted FSP No. FAS 115-2 and FAS 124-2, "Recognition and Presentation of Other-Than-Temporary Impairments," which is now incorporated into ASC Topic 320, "Investments - Debt and Equity Securities" ("ASC 320"). This new guidance removes the concept of "intent and ability to hold until recovery of value" associated with other-than-temporary impairment of a debt security whose fair value is less than its cost. Impairment losses should be recorded in earnings on an available-for-sale debt security only when management does not expect to recover the amortized cost of the security. For additional information regarding the Company's impairment process, see Note 2 - Investments.

The Company's adoption of this guidance required reassessment of previous impairment losses recorded on debt securities held at March 31, 2009, with any reversals of previous impairment losses recorded through retained earnings and offset to accumulated other comprehensive income for available-for-sale debt securities and other actuarial related amounts included in other comprehensive income, and related impact on deferred policy acquisition costs, as of April 1, 2009.

As a result of adoption of ASC 320, the Company recognized an increase in retained earnings of $730 million, net of tax, on April 1, 2009 with a corresponding (decrease) increase in accumulated other comprehensive income of ($761) million, net of tax, attributable to (1) available-for-sale debt securities of ($898) million, (2) unearned revenue liability of ($5) million,
(3) deferred policy acquisition costs and deferred sales inducements of $96 million, (4) value of business acquired of $30 million, and (5) future policy benefits of $16 million. Other balance sheet items were impacted as follows: value of business acquired decreased by $36 million, deferred policy acquisition costs and deferred sales inducements decreased by $11 million, deferred income tax liability decreased by $17 million, and future policy benefits increased by $1 million.

Derivative Instruments and Hedging Activities

Effective January 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities," which is now incorporated into ASC Topic 815, "Derivatives and Hedging" ("ASC 815"). This guidance provides extensively expanded disclosure requirements for derivative instruments and hedging activities and applies to all derivative instruments, including bifurcated derivative instruments and related hedged items. Adoption of this guidance resulted in expanded disclosures related to derivative instruments and hedging activities, but had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective December 31, 2007, the Company early adopted FSP No. FIN 39-1, "Amendment of Offsetting of Amounts Related to Certain Contracts," which is now incorporated into ASC 815. This guidance specifies that an entity that has in the past elected to offset fair value of derivative assets and liabilities may change its policy election. The Company changed its accounting policy from net to gross balance sheet presentation of offsetting derivative balances with the same counterparty. This accounting policy change was applied retrospectively. Adoption of ASC 815 resulted in an increase in derivative assets equally offset by an increase in derivative liabilities at December 31, 2007 of $673 million and had no impact on the Company's Consolidated Statements of Operations.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Consolidated Financial Statements

Effective January 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 160, "Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51," which is now incorporated into ASC Topic 810, "Consolidation" ("ASC 810"). ASC 810 establishes accounting guidance for noncontrolling interests in a subsidiary and for deconsolidation of a subsidiary. Noncontrolling interests in subsidiaries are included as a separate component of shareholder's equity on the Consolidated Balance Sheets, net income attributable to both the Company's interest and the noncontrolling interests is presented separately on the Consolidated Statement of Operations, and any changes in the Company's ownership of a subsidiary, which do not result in deconsolidation, would be accounted for as transactions in the Company's own stock. Deconsolidation will typically result in the recognition of a gain or loss, with any retained noncontrolling interest measured initially at fair value. This accounting guidance was applied prospectively, except for the presentation and disclosure requirements, which were applied retrospectively. Adoption of this guidance had no measurement impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective December 31, 2008, the Company adopted FSP FAS No. 140-4 and FIN 46(R)-8, "Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities," which is now incorporated into ASC 810. This guidance requires enhanced disclosures about transfers of financial assets and interests in VIEs. While the Company is not involved in securitizing financial assets, it does have significant relationships with VIEs. Adoption of this guidance resulted in expanded disclosures related to VIEs, but had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Investments

Effective December 31, 2008, the Company adopted FSP No. EITF 99-20-1, "Amendments to the Impairment Guidance EITF Issue No. 99-20," which is now incorporated into ASC Topic 325, "Investments" ("ASC 325"). This guidance helps conform the impairment guidance in EITF Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continue to Be Held by a Transferor in Securitized Financial Assets," which is also now incorporated into ASC 325, to the impairment guidance of ASC 320. This impairment guidance applies to debt securities backed by securitized financial assets ("ABS"), which are of less than high credit quality and can be contractually prepaid in a way that the investor could lose part of its investment. These securities are categorized as available-for-sale and most have fair values below their carrying values. ASC 325 allows the Company to consider its own expectations about probabilities that the ABS can and will be held until the fair values recover, while assessing whether the ABS is other-than-temporarily impaired. Adoption of this guidance had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Financial Instruments

Effective January 1, 2008, the Company adopted Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities," which is now incorporated into ASC Topic 825, "Financial Instruments" ("ASC 825"). The objective of this guidance is to enable companies to mitigate the earnings volatility caused by measuring related assets and liabilities differently, without having to apply complex hedge accounting provisions. ASC 825 provides the option to use fair value accounting for most financial assets and financial liabilities, with changes in fair value reported in earnings. Selection of the fair value option is irrevocable and can be applied on an instrument-by-instrument basis.

The Company elected to adopt ASC 825 for certain bonds classified as available-for-sale that support certain actuarial liabilities to participating policyholders. The book and market value for these bonds prior to this election were $1,307 million and $1,314 million, respectively. The amount of net unrealized gains reclassified from accumulated other comprehensive income on January 1, 2008 was $7 million. The actuarial liabilities in these products are recorded through earnings primarily based on fluctuations in the fair value of the underlying bonds. The bonds were classified as held-for-trading on the Consolidated Balance Sheet at December 31, 2008. The adoption of ASC 825 resulted in an adjustment to retained earnings of $7 million as of January 1, 2008.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Leases

Effective January 1, 2007, the Company adopted FSP No. FAS 13-2, "Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction," which is now incorporated into ASC Topic 840, "Leases" ("ASC 840"), and requires that changes in the projected timing of cash flows relating to income taxes generated by a leveraged lease be considered triggers requiring recalculation of the rate of return and allocation of lease income from the inception of the lease, with gain or loss recognition of the impact of any resulting change. Prior to this amendment, only changes to lease assumptions which affected the total amount of estimated net income were considered to be such triggers. This guidance cannot be retrospectively applied. Adoption of ASC 840 resulted in a charge to opening retained earnings at January 1, 2007 of $133 million, net of tax.

Income Taxes

Effective January 1, 2007, the Company adopted FASB Financial Interpretation No. 48, "Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109," which is now incorporated into ASC Topic 740, "Income Taxes" ("ASC 740"). This guidance prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that it has taken or expects to take on a tax return. ASC 740 requires evaluation of whether a tax position taken on a tax return is more likely than not to be sustained if challenged, and if so, evaluation of the largest benefit that is more than 50% likely of being realized on ultimate settlement. Differences between these benefits and actual tax positions result in either (a) an increase in a liability for income taxes payable or a reduction of an income tax refund receivable; (b) a reduction in a deferred tax asset or an increase in a deferred tax liability, or both (a) and (b). ASC 740 requires recording a cumulative effect of adoption in retained earnings as of the beginning of the year of adoption. Adoption of this guidance had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Deferred Policy Acquisition Costs

Effective January 1, 2007, the Company adopted American Institute of Certified Public Accountants Statement of Position ("SOP") No. 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts," which is now incorporated into ASC Topic 944, "Financial Services - Insurance" ("ASC 944"). ASC 944 provides guidance on accounting for deferred policy acquisition costs of internal replacements of insurance and investment contracts. An internal replacement that is determined to result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized deferred policy acquisition costs, unearned revenue liabilities, and deferred sales inducement assets from extinguished contracts should no longer be deferred and should be charged to expense. Adoption of this guidance had no material impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

FUTURE ADOPTION OF RECENT ACCOUNTING PRONOUNCEMENTS

Fair Value Measurements

In January 2010, the FASB issued ASU No. 2010-06, "Fair Value Measurements and Disclosures - Improving Disclosures about Fair Value Measurements," which amends ASC 820. This guidance adds additional requirements for disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. These amendments to ASC 820 will be effective for the Company on January 1, 2010. Adoption of this guidance will result in expanded disclosures related to fair value measurements, but will have no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Consolidation Accounting

In June 2009, the FASB issued Statement of Financial Accounting Standards No. 167, "Amendments to FASB Interpretation No. 46(R)," which was incorporated into ASC 810 by ASU No. 2009-17, "Consolidation - Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities."

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Modifications to ASC 810 will revise the accounting principles for assessing consolidation of a VIE and include the following features:

     - A new concept of control - now defined as an entity's ability to make decisions that are most economically significant to the VIE coupled with economic exposure to the VIE's variability. This definition replaces the previous concept of "exposure to the majority of the VIE's variability" in determining when to consolidate another entity.

     - New guidance for determining which party, among parties with shared decision making powers over a VIE, makes the most significant decisions for the VIE.

     - A bright line test for removal rights over an entity's decision maker by its equity owners, whereby removal rights are disregarded as an element of control unless they can be exercised successfully by a single party.

     - Expanded guidance on whether fees charged to a VIE by its decision maker are variable interests, leading to consolidation by the decision maker.

     - Removal of the previous scope exception for qualifying special purpose entities.

ASC 810 retains a scope exception for consolidation by investment companies of their investments. These amendments to ASC 810 will be effective for the Company on January 1, 2010. In February 2010, the FASB issued ASU No. 2010-10, "Consolidation - Amendments for Certain Investment Funds," which deferred the effective date of these amendments for relationships with investment companies. The Company is currently evaluating the impact of adopting these amendments to ASC 810 on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Transfers of Financial Assets

In June 2009, the FASB issued Statement of Financial Accounting Standards No. 166, "Accounting for Transfers of Financial Assets - an amendment of FASB Statement No. 140," which upon its effective date will amend ASC Topic 860, "Transfers and Servicing" ("ASC 860"). ASC 860 focuses on securitization activity, and these amendments affect the transferor's derecognition principles for assets transferred. Amendments to ASC 860 eliminate the concept of qualifying special purpose entities, removing their previous exemption from consolidation accounting by transferors of financial assets to them. Further, ASC 860 will not permit derecognition accounting for transfers of portions of financial assets when the portions transferred do not meet the definition of a participating interest. ASC 860 will strengthen the requirement that transferred assets be legally isolated from the transferor and all of its consolidated affiliates in order for the transfer to be accounted for as a sale. ASC 860 will require that retained interests in transferred assets be recognized at fair value instead of amounts based on relative fair value allocations of the previous carrying value of assets transferred.

These amendments to ASC 860 will be effective on a prospective basis for transfers of financial assets occurring on or after January 1, 2010.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 2 -- INVESTMENTS

FIXED MATURITIES AND EQUITY SECURITIES

The Company's investments in fixed maturities and equity securities are summarized below:

                                                                                              DECEMBER 31, 2009
                                                                        ------------------------------------------------------------
                                                                                                                         OTHER-
                                                                                      GROSS       GROSS              THAN-TEMPORARY
                                                                        AMORTIZED  UNREALIZED  UNREALIZED    FAIR    IMPAIRMENTS IN
                                                                           COST       GAINS      LOSSES     VALUE       AOCI (2)
                                                                        ---------  ----------  ----------  -------  ----------------
                                                                                                (IN MILLIONS)
FIXED MATURITIES AND EQUITY SECURITIES:
   Corporate debt securities ........................................    $41,667     $1,803      $  965    $42,505       $ (98)
   Commercial mortgage-backed securities ............................      4,643         69         238      4,474          (1)
   Residential mortgage-backed securities ...........................        843          1         368        476          (8)
   Collateralized debt obligations ..................................        291         --         156        135          (1)
   Other asset-backed securities ....................................      1,238         41          37      1,242          --
   U.S. Treasury securities and obligations of U.S. government
      corporations and agencies .....................................      1,945         40          17      1,968          --
   Obligations of states and political subdivisions .................      1,533         11          53      1,491          --
   Debt securities issued by foreign governments ....................      1,214         98          34      1,278          --
                                                                         -------     ------      ------    -------       -----
   Fixed maturities .................................................     53,374      2,063       1,868     53,569        (108)
   Other fixed maturities (1) .......................................      2,012         --          --      2,012          --
                                                                         -------     ------      ------    -------       -----
   Total fixed maturities available-for-sale ........................     55,386      2,063       1,868     55,581        (108)
   Equity securities available-for-sale .............................        489         77           8        558          --
                                                                         -------     ------      ------    -------       -----
   Total fixed maturities and equity securities available-for-sale ..    $55,875     $2,140      $1,876    $56,139       $(108)
                                                                         =======     ======      ======    =======       =====

                                                                                      DECEMBER 31, 2008
                                                                        ---------------------------------------------
                                                                                      GROSS       GROSS
                                                                        AMORTIZED  UNREALIZED  UNREALIZED
                                                                           COST       GAINS      LOSSES    FAIR VALUE
                                                                        ---------  ----------  ----------  ----------
                                                                                        (IN MILLIONS)
FIXED MATURITIES AND EQUITY SECURITIES:
   Corporate debt securities ........................................    $41,297     $  856      $3,940      $38,213
   Commercial mortgage-backed securities ............................      4,852          4         620        4,236
   Residential mortgage-backed securities ...........................        635         17           1          651
   Collateralized debt obligations ..................................        272         --         100          172
   Other asset-backed securities ....................................      1,501         23         191        1,333
   U.S. Treasury securities and obligations of U.S. government
      corporations and agencies .....................................      1,276        207          --        1,483
   Obligations of states and political subdivisions .................        171          6           9          168
   Debt securities issued by foreign governments ....................      1,083        209          26        1,266
                                                                         -------     ------      ------      -------
   Fixed maturities .................................................     51,087      1,322       4,887       47,522
   Other fixed maturities (1) .......................................      2,025         --          --        2,025
                                                                         -------     ------      ------      -------
   Total fixed maturities available-for-sale ........................     53,112      1,322       4,887       49,547
   Equity securities available-for-sale .............................        726         81         191          616
                                                                         -------     ------      ------      -------
   Total fixed maturities and equity securities available-for-sale ..    $53,838     $1,403      $5,078      $50,163
                                                                         =======     ======      ======      =======

(1) The Company classifies its leveraged leases as fixed maturities and calculates their carrying value by accruing income at their expected internal rate of return.

(2) Represents the amount of other-than-temporary impairment losses in accumulated other comprehensive income ("AOCI"), which from the date of adoption of ASC 320 on April 1, 2009, were not included in earnings.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The amortized cost and fair value of available-for-sale fixed maturities at December 31, 2009, by contractual maturity, are shown below:

                                                                        AMORTIZED COST   FAIR VALUE
                                                                        --------------   ----------
                                                                               (IN MILLIONS)
FIXED MATURITIES:
Due in one year or less..............................................       $ 2,167       $ 2,182
Due after one year through five years................................        11,792        12,112
Due after five years through ten years...............................        12,409        12,928
Due after ten years..................................................        19,991        20,020
                                                                            -------       -------
                                                                             46,359        47,242
Asset-backed and mortgage-backed securities..........................         7,015         6,327
                                                                            -------       -------
   Total.............................................................       $53,374       $53,569
                                                                            =======       =======

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties. Asset-backed and mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

FIXED MATURITIES AND EQUITY SECURITIES IMPAIRMENT REVIEW

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers' credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where market value is less than 80 percent of amortized cost for six months or more or if there is a significant unrealized loss at the balance sheet date to determine whether impairments need to be taken. The analysis focuses on each company's or project's ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at MFC. This committee includes MFC's Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company's ability and intent to hold the security to maturity or until it recovers in value. If the Company intends to sell, or if it is more likely than not that it will be required to sell an impaired security prior to recovery of its cost basis, the security is considered other-than-temporarily impaired, and the Company records a charge to earnings for the full amount of impairment (the difference between the current carrying amount and fair value of the security). For those securities in an unrealized loss position where the Company does not intend to sell or is not more likely than not to be required to sell, the Company determines its ability to recover the amortized cost of the security by comparing the net present value of the projected future cash flows to the amortized cost of the security. If the net present value of the cash flow is less than the security's amortized cost, then the difference is recorded as a credit loss. The difference between the estimates of the credit loss and the overall unrealized loss on the security is the non-credit-related component. The credit loss portion is charged to net realized investment and other gains (losses) on the Consolidated Statements of Operations, while the non-credit loss is charged to accumulated other comprehensive income on the Consolidated Balance Sheets.

The net present value used to determine the credit loss is calculated by discounting the Company's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. The projection of future cash flows are subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 2 -- INVESTMENTS - (CONTINUED)

The projections are estimated using assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. For mortgage-backed and asset-backed securities, cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company's assessment of an issuer's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company's investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead it to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for both fixed maturity securities and equity securities are net of other-than-temporary impairment charges.

The following table rolls forward the amount of credit losses recognized in earnings on available-for-sale fixed maturities for which a portion of the other-than-temporary impairment was also recognized in accumulated other comprehensive income, starting with the date of adoption of ASC 320 on April 1, 2009:

CREDIT LOSSES ON AVAILABLE-FOR-SALE FIXED MATURITIES:
(IN MILLIONS)

Balance at December 31, 2008 ....................................   $  --
Additions:
Credit losses remaining in retained earnings related to
   adoption of new authoritative guidance on April 1, 2009 ......     726
Credit losses for which an other-than-temporary impairment
   was not previously recognized ................................     159
Credit losses for which an other-than-temporary impairment
   was previously recognized ....................................      15
Deletions:
Amounts related to sold, matured, or paid down available-for-sale
   fixed maturities .............................................    (539)
                                                                    -----
Balance at December 31, 2009 ....................................   $ 361
                                                                    =====

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The following table shows the carrying value and gross unrealized losses aggregated by investment category and length of time that individual available-for-sale fixed maturity securities and equity securities have been in a continuous unrealized loss position:

  UNREALIZED LOSSES ON AVAILABLE-FOR-SALE FIXED MATURITY SECURITIES AND EQUITY
                         SECURITIES -- BY INVESTMENT AGE

                                                                           YEAR ENDED DECEMBER 31, 2009
                                                      ---------------------------------------------------------------------
                                                       LESS THAN 12 MONTHS      12 MONTHS OR MORE             TOTAL
                                                      ---------------------------------------- ----------------------------
                                                      CARRYING   UNREALIZED   CARRYING   UNREALIZED   CARRYING   UNREALIZED
                                                        VALUE      LOSSES       VALUE      LOSSES       VALUE      LOSSES
                                                      --------   ----------   --------   ----------   --------   ----------
                                                                                  (IN MILLIONS)
Corporate debt securities .........................    $ 6,358      $235       $6,167      $  730      $12,525     $  965
Commercial mortgage-backed securities .............        772        38          946         200        1,718        238
Residential mortgage-backed securities ............        194       147          275         221          469        368
Collateralized debt obligations ...................          5         1          103         155          108        156
Other asset-backed securities .....................        199         7          325          30          524         37
U.S. Treasury securities and obligations of U.S.
   government corporations and agencies ...........      1,155        17           --          --        1,155         17
Obligations of states and political subdivisions ..      1,148        50           23           3        1,171         53
Debt securities issued by foreign governments .....        335        12           67          22          402         34
                                                       -------      ----       ------      ------      -------     ------
Total fixed maturities available-for-sale .........     10,166       507        7,906       1,361       18,072      1,868
Equity securities available-for-sale ..............         40         3           58           5           98          8
                                                       -------      ----       ------      ------      -------     ------
Total .............................................    $10,206      $510       $7,964      $1,366      $18,170     $1,876
                                                       =======      ====       ======      ======      =======     ======

                                                                           YEAR ENDED DECEMBER 31, 2008
                                                      ---------------------------------------------------------------------
                                                       LESS THAN 12 MONTHS      12 MONTHS OR MORE             TOTAL
                                                      ---------------------------------------- ----------------------------
                                                      CARRYING   UNREALIZED   CARRYING   UNREALIZED   CARRYING   UNREALIZED
                                                        VALUE      LOSSES       VALUE      LOSSES       VALUE      LOSSES
                                                      --------   ----------   --------   ----------   --------   ----------
                                                                                  (IN MILLIONS)
Corporate debt securities .........................    $17,248     $1,982      $ 9,479     $1,958      $26,727     $3,940
Commercial mortgage-backed securities .............      2,565        357        1,216        263        3,781        620
Residential mortgage-backed securities ............        102          1           32         --          134          1
Collateralized debt obligations ...................         33          5          110         95          143        100
Other asset-backed securities .....................        629        117          155         74          784        191
Obligations of states and political subdivisions ..        100          8           11          1          111          9
Debt securities issued by foreign governments .....         28          1           61         25           89         26
                                                       -------     ------      -------     ------      -------     ------
Total fixed maturities available-for-sale .........     20,705      2,471       11,064      2,416       31,769      4,887
Equity securities available-for-sale ..............        347        161           40         30          387        191
                                                       -------     ------      -------     ------      -------     ------
Total .............................................    $21,052     $2,632      $11,104     $2,446      $32,156     $5,078
                                                       =======     ======      =======     ======      =======     ======

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies' statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade available-for-sale fixed maturity securities decreased to $606 million at December 31, 2009 from $768 million at December 31, 2008.

At December 31, 2009 and 2008, there were 1,545 and 2,182 available-for-sale fixed maturity securities with an aggregate gross unrealized loss of $1,868 million and $4,887 million, respectively, of which the single largest unrealized loss was $24 million and $48 million, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

At December 31, 2009 and 2008, there were 141 and 633 equity securities with an aggregate gross unrealized loss of $8 million and $191 million, respectively, of which the single largest unrealized loss was $2 million and $14 million, respectively. The Company anticipates that these equity securities will recover in value in the near term.

Available-for-sale securities with amortized cost of $203 million were non-income producing for the year ended December 31, 2009. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2009.

SECURITIES LENDING

The Company participated in a securities lending program for the purpose of enhancing income on securities held in 2009 and 2008, but there were no securities on loan and no collateral held as of December 31, 2009 and 2008. The Company maintains collateral at a level of at least 102% of the loaned securities' market value and monitors the market value of the loaned securities on a daily basis.

ASSETS ON DEPOSIT

As of December 31, 2009 and 2008, fixed maturity securities with a fair value of $50 million and $59 million, respectively, were on deposit with government authorities as required by law.

MORTGAGE LOANS ON REAL ESTATE

At December 31, 2009, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

COLLATERAL                         CARRYING     GEOGRAPHIC                      CARRYING
PROPERTY TYPE                       AMOUNT      CONCENTRATION                    AMOUNT
---------------------------------------------   -------------------------------------------
                                (IN MILLIONS)                                (IN MILLIONS)
Apartments...................      $ 1,659      East North Central........      $ 1,172
Hotels.......................           13      East South Central........          381
Industrial...................        1,803      Middle Atlantic...........        2,215
Office buildings.............        3,106      Mountain..................          876
Retail.......................        3,392      New England...............        1,060
Mixed use....................          245      Pacific...................        3,345
Agricultural.................          793      South Atlantic............        2,168
Agri business................        1,105      West North Central........          355
Other........................          549      West South Central........          855
                                                Canada/Other..............          238
Provision for losses.........          (42)     Provision for losses......          (42)
                                   -------                                      -------
Total........................      $12,623      Total.....................      $12,623
                                   =======                                      =======

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Changes in the allowance for probable losses on mortgage loans on real estate are summarized below:

                                        BALANCE AT BEGINNING                                BALANCE AT END OF
                                              OF PERIOD          ADDITIONS     DEDUCTIONS         PERIOD
                                        --------------------   -------------   ----------   -----------------
                                                                    (IN MILLIONS)
Year ended December 31, 2009.........            $29                $36            $23             $42
Year ended December 31, 2008.........             17                 15              3              29
Year ended December 31, 2007.........             41                 13             37              17

Mortgage loans with a carrying value of $108 million were non-income producing for the year ended December 31, 2009. At December 31, 2009, mortgage loans with a carrying value of $14 million were delinquent by less than 90 days and $5 million were delinquent by 90 days or more.

The total recorded investment in mortgage loans that are considered to be impaired along with the related provision for losses were as follows:

                                                                          DECEMBER 31,
                                                                         -------------
                                                                          2009   2008
                                                                          ----   ----
                                                                         (IN MILLIONS)
Impaired mortgage loans on real estate with provision for losses......    $150   $ 75
Provision for losses..................................................     (42)   (29)
                                                                          ----   ----
Net impaired mortgage loans on real estate............................    $108   $ 46
                                                                          ====   ====

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

                                                             YEARS ENDED
                                                            DECEMBER 31,
                                                         ------------------
                                                         2009   2008   2007
                                                         ----   ----   ----
                                                            (IN MILLIONS)
Average recorded investment in impaired loans.........   $113    $60    $94
Interest income recognized on impaired loans..........     --     --     --

INVESTMENT REAL ESTATE, AGRICULTURE, AND TIMBER

Investment real estate, agriculture, and timber of $145 million was non-income producing for the year ended December 31, 2009. Depreciation expense on investment real estate, agriculture, and timber was $53 million, $51 million, and $53 million in 2009, 2008, and 2007, respectively. Accumulated depreciation was $413 million and $367 million at December 31, 2009 and 2008, respectively.

EQUITY METHOD INVESTMENTS

Investments in other assets, which include unconsolidated joint ventures, partnerships, and limited liability corporations, accounted for using the equity method of accounting totaled $3,059 million and $2,847 million at December 31, 2009 and 2008, respectively. Net investment income (loss) on investments accounted for under the equity method totaled $78 million, $(4) million, and $210 million in 2009, 2008, and 2007, respectively. Total combined assets of such investments were $34,412 million and $33,770 million (consisting primarily of investments) and total combined liabilities were $9,960 million and $10,428 million (including $6,539 million and $7,229 million of debt) at December 31, 2009 and 2008, respectively. Total combined revenues and expenses of these investments in 2009 were $4,199 million and $4,075 million, respectively, resulting in $124 million of total combined income from operations. Total combined revenues and expenses of these investments in 2008 were $3,071 million and $3,482 million, respectively, resulting in $411 million of total combined loss from operations. Total combined revenues and expenses in 2007 were $1,349 million and $1,113 million, respectively, resulting in $236 million of total combined income from operations. Depending on the timing of receipt of the audited financial statements of these other assets, the above investee level financial data may be up to one year in arrears.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NET INVESTMENT INCOME AND NET REALIZED INVESTMENT AND OTHER (LOSSES) GAINS

The following information summarizes the components of net investment income and net realized investment and other (losses) gains:

                                                            YEARS ENDED DECEMBER 31,
                                                           --------------------------
                                                             2009      2008     2007
                                                           --------------------------
                                                                  (IN MILLIONS)
NET INVESTMENT INCOME
   Fixed maturities ....................................   $ 3,333   $ 3,286   $3,422
   Equity securities ...................................        31        56       45
   Mortgage loans on real estate .......................       739       714      683
   Investment real estate, agriculture, and timber .....       146       155      181
   Policy loans ........................................       332       322      304
   Short-term investments ..............................        27       182      251
   Equity method investments and other .................        15        (8)     217
                                                           -------   -------   ------
   Gross investment income .............................     4,623     4,707    5,103
      Less investment expenses .........................       277       266      264
                                                           -------   -------   ------
Net investment income (1) ..............................   $ 4,346   $ 4,441   $4,839
                                                           =======   =======   ======
NET REALIZED INVESTMENT AND OTHER (LOSSES) GAINS
   Fixed maturities ....................................   $  (180)  $(1,577)  $  (41)
   Equity securities ...................................       (59)     (129)     124
   Mortgage loans on real estate .......................       (83)      (23)      76
   Derivatives and other invested assets ...............    (1,366)    1,317      157
   Amounts credited to participating contract holders ..      (149)      189       (9)
                                                           -------   -------   ------
Net realized investment and other (losses) gains (1) ...   $(1,837)  $  (223)  $  307
                                                           =======   =======   ======

(1) Includes net investment income and net realized investment and other (losses) gains on assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 8 - Related Party Transactions for information on the associated MRBL reinsurance agreement.

The change in net unrealized loss on fixed maturities classified as held-for-trading of $(107) million and $216 million is included in net realized investment and other (losses) gains for the years ended December 31, 2009 and December 31, 2008, respectively. There were no fixed maturities classified as held-for-trading for the year ended December 31, 2007.

For 2009, 2008, and 2007, net investment income passed through to participating contract holders as interest credited to policyholders' account balances amounted to $111 million, $138 million, and $133 million, respectively.

Gross gains were realized on the sale of available-for-sale securities of $363 million, $352 million, and $418 million for the years ended December 31, 2009, 2008, and 2007, respectively, and gross losses were realized on the sale of available-for-sale securities of $131 million, $30 million, and $100 million for the years ended December 31, 2009, 2008, and 2007, respectively. In addition, other-than-temporary impairments on available-for-sale securities of $663 million, $1,767 million, and $386 million for the years ended December 31, 2009, 2008, and 2007, respectively, were recognized in the Consolidated Statements of Operations.

NOTE 3 -- RELATIONSHIPS WITH VARIABLE INTEREST ENTITIES

In its capacities as an investor and as an investment manager, the Company has relationships with various types of entities, some of which are considered variable interest entities ("VIEs") in accordance with ASC 810.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Under ASC 810, the variable interest holder, if any, that will absorb a majority of the VIE's expected losses, receive a majority of the VIE's expected residual returns, or both, is deemed to be the primary beneficiary and must consolidate the VIE. An entity that holds a significant variable interest in a VIE, but is not the primary beneficiary, must disclose certain information regarding its involvement with the VIE.

The Company determines whether it is the primary beneficiary of a VIE by evaluating the contractual rights and obligations associated with each party involved in the entity, calculating estimates of the entity's expected losses and expected residual returns, and allocating the estimated amounts to each party. In addition, the Company considers qualitative factors, such as the extent of the Company's involvement in creating or managing the VIE.

If it is not considered to be the primary beneficiary, the Company assesses the materiality of its relationship with the VIE to determine if it holds a significant variable interest, which requires disclosure. This assessment considers the materiality of the VIE relationship to the Company as, among other factors, a percentage of total investments, percentage of total net investment income, and percentage of total funds under management. For purposes of assessing materiality and disclosing significant variable interests, the Company aggregates similar entities.

CONSOLIDATED VARIABLE INTEREST ENTITIES

The Company's separate accounts are considered the primary beneficiary of certain timberland VIEs, as discussed further below. The consolidation of these VIEs in the separate accounts of the Company resulted in an increase in separate account assets of $1,574 million, with an equal increase in separate account liabilities at December 31, 2009 and an increase in separate account assets of $192 million, with an equal increase in separate account liabilities at December 31, 2008.

The liabilities recognized as a result of consolidating the timberland VIEs do not represent additional claims on the general assets of the Company; rather, they represent claims against the assets recognized as a result of consolidating the VIEs. Conversely, the assets recognized as a result of consolidating the timberland VIEs do not represent additional assets which the Company can use to satisfy claims against its general assets; rather they can only be used to settle the liabilities recognized as a result of consolidating the VIEs.

SIGNIFICANT VARIABLE INTERESTS IN UNCONSOLIDATED VARIABLE INTEREST ENTITIES

The following table presents the total assets of, investment in, and maximum exposure to loss relating to VIEs for which the Company has concluded that it holds significant variable interests, but it is not the primary beneficiary, and which have not been consolidated. The Company does not record any liabilities related to the unconsolidated VIEs.

                                                                         DECEMBER 31,
                                                                             2009
                                                         --------------------------------------------
                                                                        INVESTMENT   MAXIMUM EXPOSURE
                                                         TOTAL ASSETS       (1)         TO LOSS (2)
                                                         ------------   ----------   ----------------
                                                                         (IN MILLIONS)
Collateralized debt obligations (3)...................      $1,431         $ 27            $ 27
Real estate limited partnerships (4)..................       1,166          466             522
Timber funds (5)......................................       5,010          180             183
                                                            ------         ----            ----
Total.................................................      $7,607         $673            $732
                                                            ======         ====            ====

                                                                         DECEMBER 31,
                                                                             2008
                                                         --------------------------------------------
                                                                        INVESTMENT   MAXIMUM EXPOSURE
                                                         TOTAL ASSETS       (1)         TO LOSS (2)
                                                         ------------   ----------   ----------------
                                                                         (IN MILLIONS)
Collateralized debt obligations (3)..................        $2,039        $ 27            $ 27
Real estate limited partnerships (4).................         1,208         486             537
Timber funds (5).....................................         5,413         176             182
                                                             ------        ----            ----
Total................................................        $8,660        $689            $746
                                                             ======        ====            ====

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

     (1) The Company's investments in unconsolidated VIEs are included in other invested assets on the Consolidated Balance Sheets.

     (2) The maximum exposure to loss related to collateralized debt obligations ("CDOs") is limited to the investment reported on the Company's Consolidated Balance Sheets. The maximum exposure to loss related to real estate limited partnerships and timber funds is limited to the Company's investment plus unfunded capital commitments. The maximum loss is expected to occur only upon bankruptcy of the issuer or investee or as a result of a natural disaster in the case of the timber funds.

     (3) The Company acts as an investment manager to certain asset-backed investment vehicles, commonly known as CDOs, for which it collects a management fee. In addition, the Company may invest in debt or equity securities issued by these CDOs or by CDOs managed by others. CDOs raise capital by issuing debt and equity securities and use the proceeds to purchase investments.

     (4) Real estate limited partnerships include partnerships established for the purpose of investing in real estate that qualifies for low income housing and/or historic tax credits. Limited partnerships are owned by a general partner, who manages the business, and by limited partners, who invest capital, but have limited liability and are not involved in the partnerships' management. The Company is typically the sole limited partner or investor member of each and is not a general partner or managing member.

     (5) The Company acts as investment manager for the VIEs owning the timberland properties (the "timber funds"), which the general account and institutional separate accounts invest in. Timber funds are investment vehicles used primarily by large institutional investors, such as public and corporate pension plans, whose primary source of return is derived from the growth and harvest of timber and long-term appreciation of the property. The primary risks of timberland investing include market uncertainty (fluctuation of timber and timberland investments), relative illiquidity (compared to stocks and other investment assets), and environmental risk (natural hazards or legislation related to threatened or endangered species). These risks are mitigated through effective investment management and geographic diversification of timberland investments. The Company collects an advisory fee from each timber fund and is also eligible for performance and forestry management fees.

NOTE 4 -- DERIVATIVES AND HEDGING INSTRUMENTS

TYPES OF DERIVATIVES AND DERIVATIVE STRATEGIES

INTEREST RATE CONTRACTS. The Company uses interest rate futures contracts, interest rate swap agreements, and cancelable interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate futures contracts are contractual obligations to buy or sell a financial instrument, foreign currency, or other underlying commodity on a pre-determined future date at a specified price. Interest rate futures contracts are agreements with standard amounts and settlement dates that are traded on regulated exchanges. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements to hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company's long-term care and life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. During future periods when the acquired assets are held by the Company, the accumulated gain or loss will be amortized into investment income as a yield adjustment on the assets.

The Company also uses interest rate swap agreements to hedge the variable cash flows associated with payments that it will receive on certain floating rate fixed income securities. The accumulated gain or loss will be amortized into investment income as a yield adjustment when the payments are made.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in non-qualifying hedging relationships.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes. The Company utilizes inflation swaps in qualifying and non-qualifying hedging relationships.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument, foreign currency, or other underlying commodity on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time. The Company also purchases interest rate caps and floors primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

FOREIGN CURRENCY CONTRACTS. Foreign currency derivatives, including foreign currency swaps and foreign currency forwards, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency rate swap agreements are used to manage the Company's exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in qualifying and non-qualifying hedging relationships.

EQUITY MARKET CONTRACTS. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in qualifying and non-qualifying hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes currency forwards in non-qualifying hedging relationships.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The table below provides a summary of the gross notional amount and fair value of derivatives contracts by the underlying risk exposure for all derivatives in hedging and non-hedging relationships:

                                                                            DECEMBER 31, 2009                DECEMBER 31, 2008
                                                                      -----------------------------   ------------------------------
                                                                                 FAIR       FAIR                  FAIR
                                                                      NOTIONAL   VALUE     VALUE      NOTIONAL   VALUE    FAIR VALUE
                                                                       AMOUNT   ASSETS  LIABILITIES    AMOUNT    ASSETS  LIABILITIES
                                                                      --------  ------  -----------   --------  -------  -----------
                                                                                               (IN MILLIONS)
QUALIFYING HEDGING RELATIONSHIPS
Fair value hedges  Interest rate swaps..............................   $14,922  $  402     $  752      $16,308  $   923     $1,431
                   Foreign currency swaps...........................       883      --        253        2,408       92        322
Cash flow hedges   Interest rate swaps..............................    12,961     912         66       10,661    2,903        117
                   Foreign currency swaps...........................       629       4        122        1,482      291        301
                   Foreign currency forwards........................       266      43         --           --       --         --
                   Equity market contracts..........................        38       8         --           48       --         27
                                                                       -------  ------     ------      -------  -------     ------
TOTAL DERIVATIVES IN HEDGING RELATIONSHIPS..........................   $29,699  $1,369     $1,193      $30,907  $ 4,209     $2,198
                                                                       -------  ------     ------      -------  -------     ------
NON-HEDGING RELATIONSHIPS
                   Interest rate swaps..............................   $22,535  $  526     $  500      $15,011  $ 1,369     $  681
                   Foreign currency swaps...........................     4,461     238        319        2,879      348        223
                   Foreign currency forwards........................       800      --          1          506        3          3
                   Total return swaps...............................     1,030      --         --        1,086       --         --
                   Interest rate options............................       287       1         --          437       --         --
                   Embedded derivatives - fixed maturities..........        86      --          2          178       --          7
                   Embedded derivatives - reinsurance contracts.....        --       8        614           --      200         --
                   Embedded derivatives - participating pension
                      contracts (1).................................        --      --         71           --       58         --
                   Embedded derivatives - benefit guarantees (1)....        --   1,703        640           --    4,382      2,859
                                                                       -------  ------     ------      -------  -------     ------
TOTAL DERIVATIVES IN NON-HEDGING RELATIONSHIPS......................    29,199   2,476      2,147       20,097    6,360      3,773
                                                                       -------  ------     ------      -------  -------     ------
TOTAL DERIVATIVES (2)...............................................   $58,898  $3,845     $3,340      $51,004  $10,569     $5,971
                                                                       =======  ======     ======      =======  =======     ======

(1) Embedded derivatives related to participating pension contracts are reported as part of future policy benefits and embedded derivatives related to benefit guarantees are reported as part of reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets.

(2) The fair values of all derivatives in an asset position are reported within derivative asset on the Consolidated Balance Sheets, and derivatives in a liability position are reported within derivative liability on the Consolidated Balance Sheets, excluding embedded derivatives related to participating pension contracts and benefit guarantees.

HEDGING RELATIONSHIPS

The Company uses derivatives for economic hedging purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting. Hedging relationships eligible for hedge accounting are designated as either fair value hedges or cash flow hedges, as described below.

FAIR VALUE HEDGES. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The Company recognizes gains and losses on derivatives and the related hedged items in fair value hedges in net realized investment and other gains (losses). For the years ended December 31, 2009 and 2008, the Company did not recognize any gains or losses related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. At December 31, 2009, the Company had no hedges of firm commitments.

The following table shows the investment gains (losses) recognized:

FOR THE YEAR ENDED DECEMBER 31, 2009

                                                         GAINS (LOSSES)   GAINS (LOSSES)
DERIVATIVES IN FAIR VALUE   HEDGED ITEMS IN FAIR VALUE    RECOGNIZED ON   RECOGNIZED FOR   INEFFECTIVENESS
  HEDGING RELATIONSHIPS        HEDGING RELATIONSHIPS       DERIVATIVES     HEDGED ITEMS       RECOGNIZED
-------------------------   --------------------------   --------------   --------------   ---------------
                                                                           (IN MILLIONS)
Interest rate swaps         Fixed-rate assets.........       $ 470            $(348)            $122
                            Fixed-rate liabilities....        (310)             263              (47)
Foreign currency swaps      Fixed-rate assets.........          90              (83)               7
                                                             -----            -----             ----
Total                                                        $ 250            $(168)            $ 82
                                                             =====            =====             ====

FOR THE YEAR ENDED DECEMBER 31, 2008

                                                         GAINS (LOSSES)   GAINS (LOSSES)
DERIVATIVES IN FAIR VALUE   HEDGED ITEMS IN FAIR VALUE    RECOGNIZED ON   RECOGNIZED FOR   INEFFECTIVENESS
  HEDGING RELATIONSHIPS        HEDGING RELATIONSHIPS       DERIVATIVES     HEDGED ITEMS       RECOGNIZED
-------------------------   --------------------------   --------------   --------------   ---------------
                                                                           (IN MILLIONS)
Interest rate swaps         Fixed-rate assets.........       $(657)           $ 684             $ 27
                            Fixed-rate liabilities....         220             (272)             (52)
Foreign currency swaps      Fixed-rate assets.........        (114)              92              (22)
                                                             -----            -----             ----
Total                                                        $(551)           $ 504             $(47)
                                                             =====            =====             ====

CASH FLOW HEDGES. The Company uses interest rate swaps to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

For the years ended December 31, 2009 and 2008, all of the Company's hedged forecast transactions qualified as cash flow hedges. For the years ended December 31, 2009 and 2008, no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The following table presents the effects of derivatives in cash flow hedging relationships on the Consolidated Statements of Operations and the Consolidated Statements of Changes in Shareholder's Equity:

FOR THE YEAR ENDED DECEMBER 31, 2009

                                                                                      GAINS RECLASSIFIED
                                                                                           FROM AOCI
                                                                                           INTO NET           INEFFECTIVENESS
                                                                  GAINS (LOSSES)      REALIZED INVESTMENT    RECOGNIZED IN NET
                                                                    DEFERRED IN            AND OTHER        REALIZED INVESTMENT
DERIVATIVES IN CASH FLOW        HEDGED ITEMS IN CASH FLOW       AOCI ON DERIVATIVES     GAINS (LOSSES)           AND OTHER
  HEDGING RELATIONSHIPS           HEDGING RELATIONSHIPS            (NET OF TAX)          (NET OF TAX)          GAINS (LOSSES)
-------------------------   ---------------------------------   -------------------   -------------------   -------------------
                                                                                         (IN MILLIONS)
Interest rate swaps         Floating rate assets.............        $   (23)                 $--                  $ --
                            Forecasted fixed-rate assets.....         (1,082)                  (5)                  (17)
                            Inflation indexed liabilities....            108                   --                    --
Foreign currency swaps      Fixed-rate assets................            (35)                  --                    --
Foreign currency forwards   Forecasted expenses..............             28                   --                    --
Equity market contracts     Stock-based compensation ........              4                   --                    --
                                                                     -------                  ---                  ----
Total                                                                $(1,000)                 $(5)                 $(17)
                                                                     =======                  ===                  ====

FOR THE YEAR ENDED DECEMBER 31, 2008

                                                                                      GAINS RECLASSIFIED
                                                                                           FROM AOCI
                                                                                           INTO NET           INEFFECTIVENESS
                                                                  GAINS (LOSSES)      REALIZED INVESTMENT    RECOGNIZED IN NET
                                                                    DEFERRED IN            AND OTHER        REALIZED INVESTMENT
DERIVATIVES IN CASH FLOW        HEDGED ITEMS IN CASH FLOW       AOCI ON DERIVATIVES     GAINS (LOSSES)           AND OTHER
  HEDGING RELATIONSHIPS           HEDGING RELATIONSHIPS            (NET OF TAX)          (NET OF TAX)          GAINS (LOSSES)
-------------------------   ---------------------------------   -------------------   -------------------   -------------------
                                                                                         (IN MILLIONS)
Interest rate swaps         Floating rate assets.............         $   37                 $ --                   $--
                            Forecasted fixed-rate assets.....          1,118                  (31)                   30
                            Inflation indexed liabilities....            (73)                  --                    --
Foreign currency swaps      Fixed-rate assets................              5                   --                    --
Equity market contracts     Stock-based compensation ........             (1)                  --                    --
                                                                      ------                 ----                   ---
Total                                                                 $1,086                 $(31)                  $30
                                                                      ======                 ====                   ===

The Company anticipates that net gains of approximately $32 million will be reclassified from accumulated other comprehensive income to earnings within the next twelve months. The maximum time frame for which variable cash flows are hedged is 37 years.

For a roll forward of the net accumulated gains (losses) on cash flow hedges see
Note 12 - Shareholder's Equity.

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swap agreements, interest rate futures contracts, credit default swaps, and interest rate cap and floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Credit default swaps are contracts in which the buyer makes a series of payments to the seller and, in exchange, receives compensation if one of the events specified in the contract occurs. Interest rate cap agreements are contracts with counterparties which require the payment of a premium for the right to receive payments for the difference between the cap interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal).

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 4 -- DERIVATIVES AND HEDGING INSTRUMENTS - (CONTINUED)

In addition, the Company uses interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses, without designating the derivatives as hedging instruments.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit ("GMWB") rider. This rider is effectively an embedded option on the basket of mutual funds which is offered to contract holders. Beginning in November 2007, for certain contracts, the Company implemented a hedging program to reduce its exposure to the GMWB rider. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor's 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), and foreign currency futures to match the sensitivities of the GMWB rider liability to the market risk factors.

For the years ended December 31, 2009 and 2008, net losses of $1,289 million and net gains of $957 million, respectively, related to derivatives in a non-hedge relationship were recognized by the Company. These amounts were recorded in net realized investment and other gains (losses).

FOR THE YEARS ENDED DECEMBER 31,                                       2009    2008
--------------------------------                                     -------   ----
NON-HEDGING RELATIONSHIPS
   Investment (losses) gains:
      Interest rate swaps ........................................   $  (906)  $818
      Interest rate futures ......................................         3    (28)
      Interest rate options ......................................         4     --
      Foreign currency swaps .....................................      (121)    31
      Foreign currency forwards ..................................        18    (28)
      Foreign currency futures ...................................       (24)    (2)
      Equity market contracts ....................................        30    (25)
      Equity index futures .......................................      (293)   191
                                                                     -------   ----
TOTAL INVESTMENT (LOSSES) GAINS FROM DERIVATIVES IN NON-HEDGING
   RELATIONSHIPS .................................................   $(1,289)  $957
                                                                     =======   ====

EMBEDDED DERIVATIVES. The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include fixed maturities, reinsurance contracts, participating pension contracts, and certain benefit guarantees.

For more details on the Company's embedded derivatives see Note 14 - Fair Value of Financial Instruments.

CREDIT RISK. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company's derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its over-the-counter derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company's derivative usage is required. As of December 31, 2009 and 2008, the Company had accepted collateral consisting of various securities with a fair value of $861 million and $2,472 million, respectively, which is held in separate custodial accounts. In addition, as of December 31, 2009 and 2008, the Company pledged collateral of $598 million and $546 million, respectively, which is included in fixed maturities on the Consolidated Balance Sheets.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 5 -- INCOME TAXES

The Company files tax returns as part of two consolidated groups, MHDLLC and JHHLLC. MHDLLC includes JHUSA and JHHLLC includes JHLICO and JHVLICO. Beginning in 2010, these groups will be consolidated and reported as one tax group.

In accordance with the income tax sharing agreements in effect for the applicable tax years, the income tax provision (or benefit) is computed as if each entity filed separate federal income tax returns. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

Income (loss) before income taxes includes the following:

                                                          YEARS ENDED
                                                          DECEMBER 31,
                                                     ---------------------
                                                     2009    2008    2007
                                                     ----   -----   ------
                                                         (IN MILLIONS)
Domestic .........................................   $290   $(670)  $2,155
Foreign ..........................................     14      20       19
                                                     ----   -----   ------
Income (loss) income before income taxes .........   $304   $(650)  $2,174
                                                     ====   =====   ======

The components of income taxes were as follows:

                                                          YEARS ENDED
                                                          DECEMBER 31,
                                                     ---------------------
                                                     2009    2008    2007
                                                     ----   -----   ------
                                                         (IN MILLIONS)

Current taxes:
   Federal .......................................   $(45)  $(462)  $ 194
   Foreign .......................................      6       4      10
   State .........................................      3       5       5
                                                     ----   -----   -----
   Total .........................................    (36)   (453)    209
                                                     ----   -----   -----
Deferred taxes:
   Federal .......................................     31     111     448
   Foreign .......................................     (1)      2      (4)
   State .........................................     (1)      1      (1)
                                                     ----   -----   -----
   Total .........................................     29     114     443
                                                     ----   -----   -----
Total income tax (benefit) expense ...............   $ (7)  $(339)  $ 652
                                                     ====   =====   =====

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

A reconciliation of income taxes at the federal income tax rate to income tax expense charged to operations follows:

                                                          YEARS ENDED
                                                          DECEMBER 31,
                                                     ---------------------
                                                     2009    2008    2007
                                                     ----   -----   ------
                                                         (IN MILLIONS)
Tax at 35% .......................................   $106   $(227)  $ 762
Add (deduct):
   Prior year taxes ..............................     14      26     (46)
   Tax credits ...................................    (76)    (72)    (92)
   Tax-exempt investment income ..................    (76)    (92)   (193)
   Lease income ..................................     63       3      22
   Unrecognized tax benefits .....................    (44)     15     185
   Other .........................................      6       8      14
                                                     ----   -----   -----
Total income tax (benefit) expense ...............   $ (7)  $(339)  $ 652
                                                     ====   =====   =====

Deferred income tax assets and liabilities result from tax effecting the differences between the financial statement values and income tax values of assets and liabilities at each Consolidated Balance Sheet date. Deferred tax assets and liabilities consisted of the following:

                                                       DECEMBER 31,
                                                     ---------------
                                                      2009     2008
                                                     ------   ------
                                                      (IN MILLIONS)
DEFERRED TAX ASSETS:
   Policy reserves ...............................   $1,339   $2,434
   Net operating loss carryforwards ..............      384      614
   Net capital loss carryforwards ................       74       --
   Tax credits ...................................      670      566
   Unearned revenue ..............................      915      756
   Unrealized investment losses on securities ....        5      595
   Deferred compensation .........................      212      212
   Deferred policy acquisition costs .............       --        2
   Federal interest deficiency ...................      307      221
   Dividends payable to policyholders ............      144      123
   Securities and other investments ..............        1      182
   Other .........................................      245      158
                                                     ------   ------
      Total deferred tax assets ..................    4,296    5,863
                                                     ------   ------
DEFERRED TAX LIABILITIES:
   Unrealized investment gains on securities .....      498        5
   Deferred policy acquisition costs .............    2,367    2,514
   Intangibles ...................................    1,213    1,296
   Lease income ..................................       68      116
   Premiums receivable ...........................       42       41
   Deferred sales inducements ....................      132      121
   Deferred gains ................................      628      609
   Securities and other investments ..............    1,023    1,738
   Other .........................................       80      105
                                                     ------   ------
      Total deferred tax liabilities .............    6,051    6,545
                                                     ------   ------
         Net deferred tax liabilities ............   $1,755   $  682
                                                     ======   ======

At December 31, 2009, the Company had $1,097 million of operating loss carryforwards, which will expire in various years through 2023, and $209 million of capital loss carryforwards, which will expire in 2014. The Company believes that it will realize the full benefit of its deferred tax assets.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The Company made income tax payments of $4 million, $13 million, and $37 million in 2009, 2008, and 2007, respectively.

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. With few exceptions, the Company is no longer subject to U.S. federal, state, or local income tax examinations by taxing authorities for years before 1998.

For MHDLLC, the Internal Revenue Service ("IRS") completed its examinations and the appeals process for years 1998 through 2003, and the Company received income tax refunds for these years in April 2009 totaling $44 million, including interest. The IRS completed its examination of this group's income tax returns for the years 2004 and 2005 in July 2009. The Company filed protests with the IRS Appeals Division for various adjustments raised by the IRS in its examinations of these years. The IRS commenced an examination of this group's income tax returns for years 2006 and 2007 in November 2009.

For JHHLLC, the IRS completed its examinations for years 1996 through 1998 in September 2003 and completed its examination for years 1999 through 2001 in October 2006. The Company filed protests with the IRS Appeals Division for various adjustments raised by the IRS in its examinations of these years. In June 2008, the Company and the IRS Appeals Division agreed to compromise settlement on several issues that arose in the 1996 through 1998 examinations, and in December 2008, the IRS issued a statutory notice of deficiency covering the remaining issues. In March 2009, the Company filed a petition in U.S. Tax Court contesting the statutory notice of deficiency. IRS Appeals Division proceedings involving the years 1999 through 2001 are ongoing. The IRS completed its examination of this group's income tax returns for the years 2002 through 2004 in August 2009. The Company filed protests with the IRS Appeals Division for various adjustments raised by the IRS in its examinations of these years. The IRS examination for years 2005 and 2006 commenced in January 2010.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

                                                                      DECEMBER 31
                                                                    ---------------
                                                                     2009     2008
                                                                    ------   ------
                                                                     (IN MILLIONS)
Beginning balance ...............................................   $1,869   $1,463
Additions based on tax positions related to the current year ....      182      182
Reductions based on tax positions related to the current year ...       --      (10)
Additions for tax positions of prior years ......................      349      301
Reductions for tax positions of prior years .....................     (239)     (67)
                                                                    ------   ------
Ending balance ..................................................   $2,161   $1,869
                                                                    ======   ======

Included in the balances as of December 31, 2009 and 2008, respectively, are $356 million and $410 million of unrecognized benefits that, if recognized, would affect the Company's effective tax rate.

Included in the balances as of December 31, 2009 and 2008, respectively, are $1,805 million and $1,459 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest or penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate, but would accelerate the payment of taxes to an earlier period.

An estimate of the change in unrecognized tax benefits attributable to deductions for dividends received cannot be made at this time because there is no specific information available with respect to either the position that will be taken by the U.S. Treasury Department or the effective dates of the anticipated regulations.

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense (part of other operating costs and expenses) and penalties in income tax expense. During the years ended December 31, 2009, 2008, and 2007, the Company recognized approximately $224 million, $195 million, and $95 million in interest expense, respectively. The Company had approximately $878 million and $634 million accrued for interest as of December 31, 2009 and December 31, 2008, respectively. The Company did not recognize any material amounts of penalties during the years ended December 31, 2009, 2008, and 2007.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 6 -- CLOSED BLOCKS

The Company operates two separate closed blocks for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999. The JHLICO closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000. Assets were allocated to the closed blocks in an amount that, together with anticipated revenues from policies included in the closed blocks, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, and taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues. Assets allocated to the closed blocks inure solely to the benefit of the holders of the policies included in the closed blocks and will not revert to the benefit of the shareholder of the Company. No reallocation, transfer, borrowing, or lending of assets can be made between the closed blocks and other portions of the Company's general account, any of its separate accounts, or any affiliate of the Company without prior approval from the State of Michigan Office of Financial and Insurance Regulation.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

The assets and liabilities allocated to the closed blocks are recorded in the Company's Consolidated Balance Sheets and Statements of Operations on the same basis as other similar assets and liabilities. The carrying amount of the closed blocks' liabilities in excess of the carrying amount of the closed blocks' assets at the date the closed blocks were established (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the maximum future earnings from the assets and liabilities designated to the closed blocks that can be recognized in income over the period the policies in the closed blocks remain in force. The Company has developed an actuarial calculation of the timing of such maximum future shareholder earnings, and this is the basis of the policyholder dividend obligation.

If actual cumulative earnings of a closed block are greater than expected cumulative earnings of that block, only expected earnings will be recognized in that closed block's income. Actual cumulative earnings in excess of expected cumulative earnings of a closed block represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation because the excess will be paid to the policyholders of that closed block as an additional policyholder dividend unless otherwise offset by future closed block performance that is less favorable than originally expected. If actual cumulative performance of a closed block is less favorable than expected, expected earnings for that closed block will be recognized in net income, unless the policyholder dividend obligation has been reduced to zero, in which case actual earnings will be recognized in income. Actual experience within the JHLICO closed block, in particular realized and unrealized losses, resulted in a reduction of the remaining policyholder dividend obligation to zero during the year ended December 31, 2008.

For all closed block policies, the principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders' benefits, policyholder dividends, premium taxes, guaranty fund assessments, and income taxes. For the JHLICO closed block policies, the principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, and net investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred acquisition costs. There are no exclusions applicable to the JHUSA closed block. The amounts shown in the following tables for assets, liabilities, revenues, and expenses of the closed blocks are those that enter into the determination of amounts that are to be paid to policyholders.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 6 -- CLOSED BLOCKS - (CONTINUED)

The following tables set forth certain summarized financial information relating to the closed blocks as of the dates indicated:

JHUSA CLOSED BLOCK

                                                                                          DECEMBER 31,
                                                                                        ---------------
                                                                                         2009     2008
                                                                                        ------   ------
                                                                                         (IN MILLIONS)
LIABILITIES
Future policy benefits ..............................................................   $8,632   $8,680
Policyholders' funds ................................................................       79       79
Policyholder dividends payable ......................................................      202      211
Other closed block liabilities ......................................................      214      191
                                                                                        ------   ------
         Total closed block liabilities .............................................   $9,127   $9,161
                                                                                        ======   ======
ASSETS
Investments
   Fixed maturities:
      Available-for-sale--at fair value
      (amortized cost: 2009--$3,084; 2008--$3,235) ..................................   $3,179   $3,128
   Mortgage loans on real estate ....................................................      652      583
   Policy loans .....................................................................    1,619    1,700
   Other invested assets ............................................................      659      644
                                                                                        ------   ------
         Total investments ..........................................................    6,109    6,055
Cash borrowings and cash equivalents ................................................     (244)    (345)
Accrued investment income ...........................................................      117      115
Amounts due from and held for affiliates ............................................    1,779    1,752
Other closed block assets ...........................................................      355      488
                                                                                        ------   ------
         Total assets designated to the closed block ................................   $8,116   $8,065
                                                                                        ======   ======
Excess of closed block liabilities over assets designated
   to the closed block ..............................................................   $1,011   $1,096
Portion of above representing accumulated other comprehensive income:
      Unrealized appreciation, net of deferred income tax expense of
         $142 million and $42 million, respectively .................................      264       78
      Adjustment for deferred policy acquisition costs, net of deferred
         income tax benefit of $46 million and $14 million, respectively ............      (85)     (26)
      Foreign currency translation adjustment .......................................      (67)     (21)
                                                                                        ------   ------
         Total amounts included in accumulated other comprehensive income ...........      112       31
                                                                                        ------   ------
Maximum future earnings to be recognized from closed block assets and liabilities ...   $1,123   $1,127
                                                                                        ======   ======

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

JHUSA CLOSED BLOCK

                                                                    YEARS ENDED DECEMBER 31,
                                                                    ------------------------
                                                                     2009     2008     2007
                                                                    ------   ------   ------
                                                                          (IN MILLIONS)
REVENUES
Premiums ........................................................   $  624   $  647   $  661
Net investment income ...........................................      455      473      438
Net realized investment and other (losses) gains ................      (35)      (9)      17
                                                                    ------   ------   ------
   Total revenues ...............................................    1,044    1,111    1,116
BENEFITS AND EXPENSES
Benefits to policyholders .......................................      734      782      799
Policyholder dividends ..........................................      392      411      409
Amortization of deferred policy acquisition costs ...............      (76)    (218)     (50)
Other closed block operating costs and expenses .................       24       25       25
                                                                    ------   ------   ------
   Total benefits and expenses ..................................    1,074    1,000    1,183
Revenues, net of benefits and expenses before income taxes ......      (30)     111      (67)
Income tax (benefit) expense ....................................      (11)      39      (24)
                                                                    ------   ------   ------
Revenues, net of benefits and expenses and income taxes .........   $  (19)  $   72   $  (43)
                                                                    ======   ======   ======

Maximum future earnings from closed block assets and liabilities:

                                                                    YEARS ENDED DECEMBER 31,
                                                                    ------------------------
                                                                       2009          2008
                                                                    ----------   -----------
                                                                          (IN MILLIONS)
Beginning of period..............................................     $1,127       $1,199
Revenues, net of benefits and expenses and income taxes..........         19          (72)
Adoption of ASC 320 (Note 1).....................................        (23)          --
                                                                      ------       ------
End of period....................................................     $1,123       $1,127
                                                                      ======       ======

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

JHLICO CLOSED BLOCK

                                                                                           DECEMBER 31,
                                                                                        -----------------
                                                                                          2009      2008
                                                                                        -------   -------
                                                                                          (IN MILLIONS)
LIABILITIES
Future policy benefits...............................................................   $10,916   $10,979
Policyholders' funds.................................................................     1,511     1,510
Policyholder dividends payable.......................................................       407       418
Other closed block liabilities.......................................................       118       119
                                                                                        -------   -------
         Total closed block liabilities..............................................   $12,952   $13,026
                                                                                        =======   =======
ASSETS
Investments
   Fixed maturities:
      Available-for-sale--at fair value
      (amortized cost: 2009--$6,378; 2008--$6,773)...................................   $ 6,456   $ 6,159
   Equity securities:
      Available-for-sale--at fair value
      (cost: 2009--$7; 2008--$5).....................................................         8         4
   Mortgage loans on real estate.....................................................     1,928     1,684
   Policy loans......................................................................     1,533     1,533
   Other invested assets.............................................................       153       165
                                                                                        -------   -------
         Total investments...........................................................    10,078     9,545
Cash and cash equivalents............................................................       299       162
Accrued investment income............................................................       134       143
Other closed block assets............................................................       165       426
                                                                                        -------   -------
         Total assets designated to the closed block.................................   $10,676   $10,276
                                                                                        =======   =======
Excess of closed block liabilities over assets designated                               $ 2,276   $ 2,750
   to the closed block...............................................................
Portion of above representing accumulated other comprehensive income:
      Unrealized appreciation (depreciation), net of deferred income tax expense of
         $28 million and deferred income tax benefit of $204 million, respectively...        53      (378)
                                                                                        -------   -------
Maximum future earnings to be recognized from closed block assets and liabilities....   $ 2,329   $ 2,372
                                                                                        =======   =======

                                                    YEARS ENDED DECEMBER 31,
                                                    ------------------------
                                                       2009         2008
                                                    ----------   -----------
                                                          (IN MILLIONS)
CHANGE IN THE POLICYHOLDER DIVIDEND OBLIGATION:
Balance at beginning of period...................       $--         $142
Impact on net income before income taxes.........        --          (83)
Unrealized investment gains......................        --          (31)
Change in deferred income tax liability..........        --          (28)
                                                        ---         ----
Balance at end of period.........................       $--         $ --
                                                        ===         ====

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

JHLICO CLOSED BLOCK

                                                                     YEARS ENDED DECEMBER 31,
                                                                     ------------------------
                                                                      2009     2008     2007
                                                                     ------   ------   ------
                                                                           (IN MILLIONS)
REVENUES
Premiums .........................................................   $  648   $  699   $  734
Net investment income ............................................      588      581      590
Net realized investment and other (losses) gains .................      (12)    (118)      20
                                                                     ------   ------   ------
   Total revenues ................................................    1,224    1,162    1,344
BENEFITS AND EXPENSES
Benefits to policyholders ........................................      761      794      841
Policyholder dividends ...........................................      461      478      482
Change in the policyholder dividend obligation ...................       --      (62)     (88)
Other closed block operating costs and expenses ..................        3        2       (2)
                                                                     ------   ------   ------
   Total benefits and expenses ...................................    1,225    1,212    1,233
Revenues, net of benefits and expenses before income taxes .......       (1)     (50)     111
Income tax (benefit) expense, net of amounts credited to the policyholder dividend obligation of $0 million, $0 million,
   and $1 million, respectively ..................................       (2)     (17)      39
                                                                     ------   ------   ------
Revenues, net of benefits and expenses and income taxes ..........   $    1   $  (33)  $   72
                                                                     ======   ======   ======

Maximum future earnings from closed block assets and liabilities:

                                                                     YEARS ENDED DECEMBER 31,
                                                                     ------------------------
                                                                        2009         2008
                                                                     ----------   -----------
                                                                           (IN MILLIONS)
Beginning of period...............................................     $2,372       $2,339
Revenues, net of benefits and expenses and income taxes...........         (1)          33
Adoption of ASC 320 (Note 1)......................................        (42)          --
                                                                       ------       ------
Change during period..............................................     $2,329       $2,372
                                                                       ======       ======

NOTE 7 -- DEBT AND LINE OF CREDIT

External short-term and long-term debt consisted of the following:

                                                                       DECEMBER 31,
                                                                     ----------------
                                                                      2009     2008
                                                                     ------   -------
                                                                       (IN MILLIONS)
SHORT-TERM DEBT:
Current maturities of long-term debt..............................   $    6   $    4
LONG-TERM DEBT:
   Surplus notes, 7.38% maturing in 2024 (1)......................      491      492
   Notes payable, interest ranging from 5.09% to 12.1% due in
      varying amounts to 2015.....................................       15       12
   Fair value adjustments related to interest rate swaps (1)......      (16)     (17)
                                                                     ------   ------
                                                                        490      487
Less current maturities of long-term debt.........................       (6)      (4)
                                                                     ------   ------
Total long-term debt..............................................   $  484   $  483
                                                                     ======   ======
CONSUMER NOTES:
   Notes payable, interest ranging from 0.72% to 6.25% due in
      varying amounts to 2036.....................................   $1,205   $1,600
                                                                     ======   ======

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

     (1) As part of its interest rate management, the Company uses interest rate swaps to convert the interest expense on the surplus notes from fixed to variable. Under ASC 815, these swaps are designated as fair value hedges, which results in the carrying value of the notes being adjusted for changes in fair value.

LONG-TERM DEBT

Aggregate maturities of long-term debt are as follows: 2010--$6 million; 2011--$0 million; 2012--$0 million; 2013--$0 million; 2014--$0 million; and
thereafter--$484 million.

Interest expense on debt, included in other operating costs and expenses, was $34 million, $34 million, and $39 million in 2009, 2008, and 2007, respectively. Interest paid on debt was $34 million, $34 million, and $41 million in 2009, 2008, and 2007, respectively.

Any payment of interest or principal on the surplus notes requires the prior approval of the Michigan Commissioner of Financial and Insurance Regulation (the "Commissioner").

CONSUMER NOTES

The Company issues consumer notes through its SignatureNotes program. SignatureNotes is an investment product sold through a broker-dealer network to retail customers in the form of publicly traded fixed and/or floating rate securities. SignatureNotes have a variety of maturities, interest rates, and call provisions.

Aggregate maturities of consumer notes, net of unamortized dealer fees, are as follows: 2010--$251 million; 2011--$162 million; 2012--$113 million; 2013--$60 million; 2014--$226 million; and thereafter--$393 million.

Interest expense on consumer notes, included in benefits to policyholders, was $47 million, $104 million, and $115 million in 2009, 2008, and 2007, respectively. Interest paid amounted to $50 million, $104 million, and $112 million in 2009, 2008, and 2007, respectively.

LINE OF CREDIT

At December 31, 2009, the Company had a committed line of credit established by MFC totaling $1 billion pursuant to a 364-day revolving credit facility. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, which were met at December 31, 2009. At December 31, 2009, the Company had no outstanding borrowings under the agreement.

At December 31, 2009, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $250 million pursuant to a multi-year facility, which will expire in 2010. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2009. At December 31, 2009, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

NOTE 8 -- RELATED PARTY TRANSACTIONS

REINSURANCE TRANSACTIONS

Effective December 31, 2008, the Company entered into an amended and restated reinsurance agreement with an affiliate, John Hancock Reassurance Company Limited ("JHRECO"), to reinsure 20% of the risk related to payout annuity policies issued January 1, 2008 through September 30, 2008 and 65% of the risk related to payout annuity policies issued prior to January 1, 2008. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. Under the terms of the agreement, the Company recorded a reduction of $3,640 million in premiums in the Consolidated Statements of Operations and recorded a modified coinsurance reserve adjustment of $3,640 million, which reduced benefits to policyholders in the Consolidated Statements of Operations for the year ended December 31, 2008. As of December 31, 2008, the Company also recorded $55 million related to the cost of

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 8 -- RELATED PARTY TRANSACTIONS - (CONTINUED)

reinsurance, which was reported with reinsurance recoverables on the Consolidated Balance Sheets. The cost of reinsurance is being amortized into income through benefits to policyholders over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies. The balance of unearned revenue related to the cost of reinsurance was $133 million as of December 31, 2009.

The Company reinsured certain portions of its long-term care insurance and group annuity contracts with JHRECO. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are written both on a funds withheld basis where the related financial assets remain invested at the Company and a modified coinsurance agreement. As of July 1, 2008, amendments were made to the contracts to update the calculation of investment income and the expense allowance to reflect current experience and practices. The Company recorded a liability for coinsurance amounts withheld from JHRECO of $4,158 million and $3,860 million at December 31, 2009 and 2008, respectively, on the Company's Consolidated Balance Sheets and recorded a reinsurance recoverable from JHRECO of $4,749 million and $4,130 million at December 31, 2009 and 2008, respectively, which was included with reinsurance recoverables on the Company's Consolidated Balance Sheets. Premiums ceded to JHRECO were $644 million, $656 million, and $651 million during the years ended December 31, 2009, 2008, and 2007, respectively. Claim reserves ceded to JHRECO were $603 million, $538 million, and $528 million during the years ended December 31, 2009, 2008, and 2007, respectively.

Effective October 1, 2008, the Company entered into a reinsurance agreement with an affiliate, Manulife Reinsurance (Bermuda) Limited ("MRBL"), to reinsure 75% of certain group annuity contracts in-force. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider, issued and in-force as of September 30, 2008. As the underlying contracts being reinsured are considered investment contracts, the agreement does not meet the criteria for reinsurance accounting and was classified as a financial instrument. Under the terms of the agreement, the Company received initial consideration of $1,495 million, which was classified as unearned revenue. Effective October 1, 2009, the original agreement was amended to increase the quota share percentage from 75% to 87%. Under the terms of the amended agreement, additional consideration of $250 million was due to the Company on December 31, 2009 and payable by MRBL no later than March 31, 2010. The Company recorded this amount as a receivable as of December 31, 2009. As a result of the amendment, the unearned revenue of $250 million as of September 30, 2009 was included with the balance of unearned revenue related to the initial consideration. These amounts are being amortized into income through other operating costs and expenses on a basis consistent with the manner in which the deferred policy acquisition costs on the underlying reinsured contracts are recognized. The balance of the unearned revenue liability was $1,705 million and $1,484 million as of December 31, 2009 and 2008, respectively.

Effective December 31, 2004, the Company entered into a reinsurance agreement with MRBL to reinsure 75% of the non-reinsured risk of the JHLICO closed block. The Company amended this treaty during 2008 to increase the portion of non-reinsured risk reinsured under this treaty to 90% and amended it during 2009 to provide additional surplus relief. The reinsurance agreement is written on a modified coinsurance basis where the related financial assets remain invested within the Company. As the reinsurance agreement does not subject the reinsurer to the reasonable possibility of significant loss, it was classified as financial reinsurance and given deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses in the Consolidated Statements of Operations.

Effective December 31, 2003, the Company entered into a reinsurance agreement with MRBL to reinsure 90% of the non-reinsured risk of the JHUSA closed block. As approximately 90% of the mortality risk is covered under previously existing contracts with third-party reinsurers and the resulting limited mortality risk is inherent in the new contract with MRBL, it was classified as financial reinsurance and given deposit-type accounting treatment. The Company retained title to the invested assets supporting this block of business. These invested assets are held in trust on behalf of MRBL and are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. The amounts held at December 31, 2009 and 2008 were $2,290 million and $2,190 million, respectively, and are accounted for as invested assets available-for-sale.

Effective January 1, 2002, the Company entered into a 90% quota share reinsurance agreement with MRBL to reinsure a block of variable annuity business (the "Original Agreement"). The Original Agreement covered base contracts, but excluded the guaranteed benefit riders. The primary risk reinsured was investment and lapse risk with only limited coverage, of mortality risk. Accordingly, the contract was classified as financial reinsurance and given deposit-type accounting

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

treatment. Under the terms of the Original Agreement, the Company received a net ceding commission of $113 million for the year ended December 31, 2008. This amount was classified as unearned revenue and was being amortized into income as payments were made to MRBL. The Original Agreement was amended effective October 1, 2008, as discussed further below. As a result of the amendment, the unearned revenue balance of $580 million as of September 30, 2008 was included in the calculation of the cost of reinsurance, which was reported with reinsurance recoverables on the Consolidated Balance Sheets.

Effective October 1, 2008, the Company entered into an amended and restated variable annuity reinsurance agreement with MRBL. The base contracts continue to be reinsured on a modified coinsurance basis; however, MRBL now reinsures all substantial risks, including all guaranteed benefits, related to certain specified policies not already reinsured to third parties. Guaranteed benefit reinsurance coverage was apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance funds withheld as of December 31, 2009 and 2008. The assets supporting the reinsured policies remained invested with the Company. As of December 31, 2009 and 2008, respectively, the Company reported net ceded reserves and cost of reinsurance of $1,681 million and $792 million, which was included with reinsurance recoverables, a reinsurance payable to MRBL of $261 million and $781 million, which was included with amounts due to affiliates, and a liability for coinsurance funds withheld of $194 million and $285 million on the Consolidated Balance Sheets. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Consolidated Statements of Operations.

SERVICE AGREEMENTS

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months notice. Under the various agreements, the Company will pay direct operating expenses incurred by MFC and MLI on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting, and certain other administrative services. Costs incurred under the agreements were $394 million, $374 million, and $336 million for the years ended December 31, 2009, 2008, and 2007, respectively. As of December 31, 2009 and December 31, 2008, the Company had amounts payable to MFC and MLI of $10 million and amounts receivable from MFC and MLI of $8 million, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company's Consolidated Balance Sheets may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

DEBT TRANSACTIONS

Pursuant to a subordinated surplus note dated September 30, 2008, the Company borrowed $110 million from an affiliate, John Hancock Financial Holdings (Delaware), Inc. ("JHFH"). The interest rate is fixed at 7%, and interest is payable semi-annually. The note matures on March 31, 2033. Interest expense was $8 million and $2 million for the years ended December 31, 2009 and 2008, respectively.

Pursuant to a subordinated surplus note dated September 30, 2008, the Company borrowed $295 million from JHFH. The interest rate is fixed at 7%, and interest is payable semi-annually. The note matures on March 31, 2033. Interest expense was $21 million and $5 million for the years ended December 31, 2009 and 2008, respectively.

On December 22, 2006, the Company issued a subordinated note to MHDLLC in the amount of $136 million due December 15, 2016 (the "Original Note"). Interest on the Original Note accrued at a variable rate equal to LIBOR plus 0.3% per annum calculated and reset quarterly on March 15, June 15, September 15, and December 15 and payable semi-annually on June 15 and December 15 of each year until December 15, 2011, and thereafter at a variable rate equal to LIBOR plus 1.3% per annum reset quarterly as aforesaid until payment in full. On September 30, 2008, the Original Note was converted to a subordinated surplus note on the same economic terms. Interest on the subordinated surplus note from October 1, 2008 until December 15, 2011 accrues at a variable rate equal to LIBOR plus 0.3% per annum calculated and reset quarterly on March 31, June 30, September 30, and December 31 and payable semi-annually on March 31 and September 30 of each year. Thereafter, interest accrues at a variable rate equal to LIBOR plus 1.3% per annum reset quarterly as aforementioned and

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

payable semi-annually on June 15 and September 15 of each year until payment in full. Interest expense was $2 million, $5 million, and $10 million for the years ended December 31, 2009, 2008, and 2007, respectively.

The issuance of surplus notes by the Company was approved by the Commissioner, and any payments of interest or principal on the surplus notes require the prior approval of the Commissioner. The surplus notes were included with amounts due to affiliates on the Consolidated Balance Sheets.

Pursuant to a demand note dated September 30, 2008, the Company loaned $295 million to JHFS. The interest rate is calculated at a fluctuating rate equal to 3-month LIBOR plus 50 basis points. Interest income was $4 million and $3 million for the years ended December 31, 2009 and 2008, respectively.

Pursuant to a senior promissory note dated March 1, 2007, the Company borrowed $477 million from MHDLLC. The note was repaid on September 30, 2008. Interest was calculated at a fluctuating rate equal to 3-month LIBOR plus 33.5 basis points. Interest expense was $13 million and $23 million for the years ended December 31, 2008 and 2007, respectively.

Pursuant to a short-term senior promissory note dated December 14, 2006, the Company borrowed $477 million from MHDLLC. The note was repaid on March 1, 2007. Interest expense was $5 million for the year ended December 31, 2007.

CAPITAL STOCK TRANSACTIONS

On September 30, 2008, the Company issued two shares of common stock to MIC for $477 million in cash.

OTHER

On December 10, 2008, the Company issued a dividend in-kind of $460 million to JHFS as repayment on an outstanding loan.

The Company, in the ordinary course of business, invests funds deposited by customers and manages the resulting invested assets for growth and income for customers. From time to time, successful investment strategies of the Company may attract deposits from affiliates of the Company. At December 31, 2009 and 2008, the Company managed approximately $6,098 million and $3,187 million of deposits from affiliates, respectively.

The Company operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Liquidity Pool and Loan Facility Agreement effective November 13, 2007. The maximum aggregate amounts that the Company can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. Interest payable on the funds will be reset daily to the one-month London Interbank Bid Rate.

The following table details the affiliates and their participation in the Company's Liquidity Pool:

                                                       DECEMBER 31,
                                                      -------------
                                                       2009    2008
                                                      ------   ----
                                                      (IN MILLIONS)
The Manufacturers Investment Corporation...........   $   87   $122
John Hancock Holdings (Delaware) LLC...............       42     14
Manulife Reinsurance Limited.......................      207    144
Manulife Reinsurance (Bermuda) Limited.............      993     54
Manulife Hungary Holdings KFT......................       65     44
John Hancock Life Insurance Company of Vermont.....       54     31
John Hancock Reassurance Company Limited...........      505     37
John Hancock Financial Holdings (Delaware), Inc. ..        6      3
                                                      ------   ----
   Total...........................................   $1,959   $449
                                                      ======   ====

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The balances above are reported on the Consolidated Balance Sheets as amounts due to affiliates.

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The Claims Guarantee Agreement was revoked effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

On July 8, 2005, MFC fully and unconditionally guaranteed the Company's SignatureNotes, both those outstanding at that time and those to be issued subsequently. MFC's guarantee of the SignatureNotes is an unsecured obligation of MFC and is subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC which by their terms are designated as ranking equally in right of payment with or subordinate to MFC's guarantee of the SignatureNotes. As a result of the guarantee by MFC, the Company is exempt from filing quarterly and annual reports with the SEC pursuant to SEC Rule 12h-5, and in lieu thereof, MFC reports condensed consolidating financial information regarding the Company in its quarterly and annual reports.

NOTE 9 -- REINSURANCE

The effect of reinsurance on life, health, and annuity premiums written and earned was as follows:

                                            YEARS ENDED DECEMBER 31,
                           ---------------------------------------------------------
                                  2009                2008                2007
                                PREMIUMS            PREMIUMS            PREMIUMS
                           -----------------   -----------------   -----------------
                           WRITTEN    EARNED   WRITTEN   EARNED    WRITTEN   EARNED
                           -------   -------   -------   -------   -------   -------
                                                 (IN MILLIONS)
Direct..................   $ 5,169   $ 5,171   $ 5,157   $ 5,157   $ 4,777   $ 4,785
Assumed.................     1,384     1,384     1,221     1,221     1,127     1,127
Ceded...................    (2,609)   (2,609)   (6,297)   (6,297)   (2,205)   (2,205)
                           -------   -------   -------   -------   -------   -------
   Net life, health, and
      annuity premiums..   $ 3,944   $ 3,946   $    81   $    81   $ 3,699   $ 3,707
                           =======   =======   =======   =======   =======   =======

For the years ended December 31, 2009, 2008, and 2007, benefits to policyholders under life, health, and annuity ceded reinsurance contracts were $2,668 million, $2,049 million, and $1,619 million, respectively.

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks, and provide additional capacity for growth.

On February 28, 1997, the Company sold a major portion of its group insurance business to UniCare Life & Health Insurance Company ("UniCare"), a wholly-owned subsidiary of WellPoint, Inc. The business sold included the Company's group accident and health business and related group life business, and Cost Care, Inc., Hancock Association Services Group, and Tri-State, Inc., all of which were indirect, wholly-owned subsidiaries of the Company. The Company retained its group long-term care operations. The insurance business sold was transferred to UniCare through a 100% coinsurance agreement. The Company remains liable to its policyholders to the extent that UniCare does not meet its contractual obligations under the coinsurance agreement.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 10 -- PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

The Company provides a funded qualified defined benefit plan (the "Plan") that covers substantially all of its employees. Effective January 1, 2008, the John Hancock Financial Services, Inc. Pension Plan was renamed the John Hancock Pension Plan. Pursuant to the merger of JHFS into MIC, as discussed in Note 1, JHFS ceased to exist, and sponsorship of the Plan transferred to the Company effective January 1, 2010.

Historically, pension benefits were calculated utilizing a traditional formula. Under the traditional formula, benefits were provided based upon length of service and final average compensation. As of January 1, 2002, all defined benefit pension plans were amended to a cash balance basis. Under the cash balance formula, participants are credited with benefits equal to a percentage of eligible pay, as well as interest. Certain grandfathered employees are eligible to receive benefits based upon the greater of the traditional formula or cash balance formula. In addition, early retirement benefits are subsidized for certain grandfathered employees.

The Company's funding policy for its qualified defined benefit plan is to contribute annually an amount at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other applicable laws and generally not greater than the maximum amount that can be deducted for federal income tax purposes. In 2009, 2008, and 2007, no contributions were made to the qualified plan. The Company expects that no contributions will be made in 2010.

The Company also participates in an unfunded non-qualified defined benefit plan. Sponsorship of this plan transferred from JHFS to the Company effective January 1, 2010. This plan provides supplemental benefits in excess of the compensation limit outlined in the Internal Revenue Code for certain employees.

The Company's funding policy for its non-qualified defined benefit plan is to contribute an amount equal to the plan's benefit payments made during the year. The contribution to the non-qualified plan was $34 million, $33 million, and $34 million in 2009, 2008, and 2007, respectively. The Company expects to contribute approximately $41 million to its non-qualified pension plan in 2010.

The Company participates in a non-qualified defined contribution pension plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for the new plan was $7 million in both 2009 and 2008. The prior non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company provides postretirement medical and life insurance benefits for its retired employees and their spouses through its participation in the John Hancock Financial Services, Inc. Employee Welfare Plan. Effective January 1, 2010, the plan was renamed the John Hancock Employee Welfare Plan and plan sponsorship was transferred from JHFS to the Company. Certain employees hired prior to January 1, 2005 who meet age and service criteria may be eligible for these postretirement benefits in accordance with the plan's provisions. The majority of retirees contribute a portion of the total cost of postretirement medical benefits. Life insurance benefits are based on final compensation subject to the plan maximum.

The welfare plan was amended effective January 1, 2007 whereby participants who had not reached a certain age and years of service with the Company were no longer eligible for such Company contributory benefits. Also, the number of years of service required to be eligible for the benefit was increased to 15 years for all participants. The future retiree life insurance coverage amount was frozen as of December 31, 2006.

The Company's policy is to fund its other postretirement benefits in amounts at or below the annual tax qualified limits. The contribution for the other postretirement benefits was $54 million, $59 million, and $58 million in 2009, 2008, and 2007, respectively.

The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. Sponsorship of these plans transferred from JHFS to the Company effective January 1, 2010. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. The expense for the defined contribution plans was $19 million, $19 million, and $16 million in 2009, 2008, and 2007, respectively.

The Company uses a December 31 measurement date to account for its pension and other postretirement benefit plans.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

OBLIGATIONS AND FUNDED STATUS OF DEFINED BENEFIT PLANS

The amounts disclosed below represent the Company's share of the pension and other postretirement benefit plans described above:

                                                            YEARS ENDED DECEMBER 31,
                                                        --------------------------------
                                                                               OTHER
                                                                           POSTRETIREMENT
                                                        PENSION BENEFITS      BENEFITS
                                                        ----------------   -------------
                                                         2009     2008      2009    2008
                                                        ------   ------    -----   -----
                                                                  (IN MILLIONS)
CHANGE IN BENEFIT OBLIGATION:
Benefit obligation at beginning of year .............   $2,237   $2,214    $ 573   $ 576
Service cost ........................................       30       30        1       1
Interest cost .......................................      128      129       33      34
Participant contributions ...........................       --       --        5       3
Actuarial loss (gain) ...............................      132       42       (8)     17
Plan amendments .....................................       --       (2)      --      --
Retiree drug subsidy ................................       --       --        3       4
Benefits paid .......................................     (173)    (176)     (59)    (62)
                                                        ------   ------    -----   -----
Benefit obligation at end of year ...................   $2,354   $2,237    $ 548   $ 573
                                                        ======   ======    =====   =====
CHANGE IN PLAN ASSETS:
Fair value of plan assets at beginning of year ......   $1,628   $2,465    $ 245   $ 326
Actual return on plan assets ........................      354     (694)      61     (81)
Employer contributions ..............................       34       33       54      59
Participant contributions ...........................       --       --        5       3
Benefits paid .......................................     (173)    (176)     (59)    (62)
                                                        ------   ------    -----   -----
Fair value of plan assets at end of year ............   $1,843   $1,628    $ 306   $ 245
                                                        ======   ======    =====   =====
Funded status at end of year ........................   $ (511)  $ (609)   $(242)  $(328)
                                                        ======   ======    =====   =====
AMOUNTS RECOGNIZED ON CONSOLIDATED BALANCE SHEETS:
Assets ..............................................   $   --   $   --    $  --   $  --
Liabilities .........................................     (511)    (609)    (242)   (328)
                                                        ------   ------    -----   -----
Net amount recognized ...............................   $ (511)  $ (609)   $(242)  $(328)
                                                        ======   ======    =====   =====
AMOUNTS RECOGNIZED IN ACCUMULATED OTHER COMPREHENSIVE
   INCOME:
Prior service cost ..................................   $  (29)  $  (32)   $  --   $  --
Net actuarial loss ..................................      739      789       29      71
                                                        ------   ------    -----   -----
Total ...............................................   $  710   $  757    $  29   $  71
                                                        ======   ======    =====   =====

The accumulated benefit obligation for all defined benefit plans was $2,329 million and $2,208 million at December 31, 2009 and 2008, respectively.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The following table provides information for pension plans with accumulated benefit obligations in excess of plan assets:

                                      DECEMBER 31,
                                    ---------------
                                     2009     2008
                                    ------   ------
                                     (IN MILLIONS)
Accumulated benefit obligation ..   $2,329   $2,208
Projected benefit obligation ....    2,354    2,237
Fair value of plan assets .......    1,843    1,628

COMPONENTS OF NET PERIODIC BENEFIT COST

                                                 YEARS ENDED DECEMBER 31,
                                        ------------------------------------------
                                                                      OTHER
                                                                  POSTRETIREMENT
                                           PENSION BENEFITS          BENEFITS
                                        ---------------------   ------------------
                                         2009    2008    2007   2009   2008   2007
                                        -----   -----   -----   ----   ----   ----
                                                       (IN MILLIONS)
Service cost ........................   $  30   $  30   $  33   $  1   $  1   $  2
Interest cost .......................     128     129     126     33     34     34
Expected return on plan assets ......    (175)   (181)   (183)   (26)   (26)   (25)
Special termination benefits ........      --      --       1     --     --     --
Curtailment gain ....................      --      --      (1)    --     --     --
Amortization of prior service cost ..      (3)     (3)     (2)    --     --     --
Recognized actuarial loss ...........       4       5       1     --     --     --
                                        -----   -----   -----   ----   ----   ----
Net periodic benefit cost ...........   $ (16)  $ (20)  $ (25)  $  8   $  9   $ 11
                                        =====   =====   =====   ====   ====   ====

The amounts included in accumulated other comprehensive income expected to be recognized as components of net periodic benefit cost in 2010 were as follows:

                                                                 OTHER
                                                            POSTRETIREMENT
                                         PENSION BENEFITS      BENEFITS
                                         ----------------   --------------
                                                   (IN MILLIONS)
Amortization of prior service cost ...         $(4)               $--
Amortization of actuarial loss, net ..          15                 --
                                               ---                ---
Total ................................         $11                $--
                                               ===                ===

ASSUMPTIONS

Weighted-average assumptions used to determine benefit obligations were as follows:

                                                 YEARS ENDED DECEMBER 31,
                                            ---------------------------------
                                                                    OTHER
                                                               POSTRETIREMENT
                                            PENSION BENEFITS      BENEFITS
                                            ----------------   --------------
                                               2009   2008      2009   2008
                                               ----   ----      ----   ----
Discount rate............................      5.50%  6.00%     5.50%  6.00%
Rate of compensation increase............      4.35%  4.10%      N/A    N/A
Health care cost trend rate for following
   year..................................                       8.50%  8.50%
Ultimate trend rate......................                       5.00%  5.00%
Year ultimate rate reached...............                       2028   2016

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Weighted-average assumptions used to determine net periodic benefit cost were as follows:

                                                           YEARS ENDED DECEMBER 31,
                                                   ---------------------------------------
                                                                               OTHER
                                                                          POSTRETIREMENT
                                                    PENSION BENEFITS         BENEFITS
                                                   ------------------   ------------------
                                                   2009   2008   2007   2009   2008   2007
                                                   ----   ----   ----   ----   ----   ----
Discount rate...................................   6.00%  6.00%  5.75%  6.00%  6.00%  5.75%
Expected long-term return on plan assets........   8.00%  8.00%  8.25%  8.00%  8.00%  8.25%
Rate of compensation increase...................   4.10%  5.10%  4.00%   N/A    N/A    N/A
Health care cost trend rate for following year..                        8.50%  9.00%  9.50%
Ultimate trend rate.............................                        5.00%  5.00%  5.00%
Year ultimate rate reached......................                         2016   2016  2016

The overall expected long-term rate of return on plan assets assumption reflects the Company's best estimate. The general approach used to develop the assumption takes into consideration the allocation of assets held on the measurement date, plus the target allocation of expected contributions to the plan for the upcoming fiscal year, net of investment expenses. The rate is calculated using historical weighted-average real returns for each significant class of plan assets including the effects of continuous reinvestment of earnings. In addition, the calculation includes a long-term expectation of general inflation. Current market conditions and published commentary are also considered when assessing the reasonableness of the overall expected long-term rate of return on plan assets assumption.

Assumed health care cost trend rates have a significant effect on the amounts reported for the postretirement healthcare plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                                        ONE-PERCENTAGE   ONE-PERCENTAGE
                                                                        POINT INCREASE   POINT DECREASE
                                                                        --------------   --------------
                                                                                 (IN MILLIONS)
Effect on total service and interest costs in 2009...................         $ 1             $ (1)
Effect on postretirement benefit obligation as of December 31, 2009..          20              (17)

PLAN ASSETS

The Company's overall investment strategy is to achieve a mix of approximately 94% of investments for long-term growth and 6% for near-term benefit payments, with a wide diversification of asset types, fund strategies, and fund managers.

The target allocations for plan assets are 52% equity securities, 35% fixed income securities, and 13% to all other types of investments. Equity securities primarily include investments in large-cap, mid-cap, and small-cap companies primarily located in the United States. Fixed income securities include corporate bonds of companies from a diverse range of industries, mortgage-backed securities, and U.S. Treasuries. Other types of investments include investments in private equity funds and timber and agriculture investments that follow several different strategies.

Pension plan assets of $702 million and $617 million at December 31, 2009 and 2008, respectively, were investments managed by related parties. Welfare plan assets of $185 million and $132 million at December 31, 2009 and 2008, respectively, were investments in related parties.

The plans do not own any of the Company's or MFC's common stock at December 31, 2009 and 2008.

FAIR VALUE MEASUREMENTS

VALUATION HIERARCHY

Following ASC 820 guidance, fair value measurements of pension and other postretirement benefit plan assets are categorized according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the plans' valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 10 -- PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS - (CONTINUED)

The three levels of the fair value hierarchy are defined as follows:

- Level 1 - Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets that the Plan has the ability to access at the measurement date. Valuations are based on quoted prices reflecting market transactions involving assets identical to those being measured.

- Level 2 - Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset, either directly or indirectly. These include quoted prices for similar assets in active markets, quoted prices for identical or similar assets in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data.

- Level 3 - Fair value measurements using significant nonmarket observable inputs. These include valuations for assets that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include less liquid securities and impaired securities, as well as lower quality securities that have little or no price transparency.

DETERMINATION OF FAIR VALUE

The valuation methodologies used to determine the fair values of plan assets under the exit value approach of ASC 820 reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the plans use quoted market prices to determine fair value and classify such items within Level 1. If quoted market prices are not available, fair value is based upon matrix pricing models which discount expected cash flows utilizing independently-sourced market interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The plans classify financial instruments in Level 3 of the fair value hierarchy when there is an unobservable input to the valuation model that is significant to the fair value measurement in its entirety. In addition to these unobservable inputs, the valuation models for Level 3 financial instruments also typically rely on a number of inputs that are readily observable either directly or indirectly. Thus, the gains and losses presented below include changes in the fair value related to both observable and unobservable inputs.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

DOMESTIC EQUITY - Includes investments in separate accounts and common/collective trusts. Separate account fair values are determined by the fair value of the underlying assets. Underlying domestic equity assets are valued based on observable quoted prices in active markets, and these separate account investments are included in Level 1. Collective trust fair values are determined monthly and bi-monthly based on observable quoted prices in an inactive market, and these investments are included in Level 2.

INTERNATIONAL EQUITY - Includes investments in mutual funds and common/collective trusts. Mutual fund fair values are determined based upon observable net asset values ("NAV"), and these investments are included in Level
1. Collective trust fair values are determined monthly and bi-monthly based on observable quoted prices in an inactive market, and these investments are included in Level 2.

DOMESTIC FIXED INCOME - Includes investments in mutual funds and separate accounts of the group annuity contract. Mutual fund fair values are determined based upon observable NAV, and these investments are included in Level 1. Fair values of investments in separate accounts of the group annuity contract are based upon the fair value of underlying assets. Underlying domestic fixed-income investments are valued based on observable quoted prices in active and inactive markets, as well as observable market inputs other than quoted prices. These investments are included in Level 2.

INTERNATIONAL FIXED INCOME - Includes investments in mutual funds and separate accounts of the group annuity contract. Mutual fund fair values are determined based upon observable NAV, and these investments are included in Level 1. Fair values of investments in separate accounts of the group annuity contract are based upon the fair value of underlying assets. Underlying

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

international fixed-income investments are valued based on observable quoted prices in active markets, as well as observable market inputs other than quoted prices. These investments are included in Level 2.

PRIVATE EQUITY - Fair values are determined based upon market inputs other than quoted prices and significant unobservable assumptions. Private equity investments are included in Level 3.

TIMBER/AGRICULTURE - Fair values are determined based upon market inputs other than quoted prices and significant unobservable assumptions. Timber/agriculture investments are included in Level 3.

CASH AND CASH EQUIVALENTS - The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments. Cash and cash equivalents are included in Level 1.

401(H) ACCOUNT NET ASSETS - Fair values are determined based upon the fair values of the investments held in the Plan, as described above. The 401(h) account net assets are included in Level 1, Level 2, or Level 3.

The fair value of the Company's pension plan assets at December 31, 2009 and December 31, 2008, by asset category is as follows:

                                                 DECEMBER 31, 2009
                                     ----------------------------------------
                                       TOTAL
                                     FAIR VALUE   LEVEL 1   LEVEL 2   LEVEL 3
                                     ----------   -------   -------   -------
                                                  (IN MILLIONS)
Assets:
   Cash and cash equivalents......     $   26      $ 26      $ --      $ --
   Equity
      Domestic....................        783       331       452        --
      International...............        268       108       160        --
   Fixed Income
      Domestic (a)................        437       142       215        80
      International (b)...........        121        80        41        --
   Other Types of Investments
      Private Equity (c)..........        129        --        --       129
      Timber / Agriculture (d)....         79        --        --        79
                                       ------      ----      ----      ----
Total Assets at Fair Value........     $1,843      $687      $868      $288
                                       ======      ====      ====      ====

                                                DECEMBER 31, 2008
                                     ----------------------------------------
                                       TOTAL
                                     FAIR VALUE   LEVEL 1   LEVEL 2   LEVEL 3
                                     ----------   -------   -------   -------
                                                     (IN MILLIONS)
Assets:
   Cash and cash equivalents......     $   18      $ 18      $ --      $ --
   Equity
      Domestic....................        633       322       311        --
      International...............        209        81       128        --
   Fixed Income
      Domestic (e)................        430       131       226        73
      International (f)...........        116        74        42        --
   Other Types of Investments
      Private Equity (c)..........        150        --        --       150
      Timber / Agriculture (d)....         72        --        --        72
                                       ------      ----      ----      ----
Total Assets at Fair Value........     $1,628      $626      $707      $295
                                       ======      ====      ====      ====

(a) This category consists of approximately 40% corporate bonds from U.S. issuers in diverse industries, 18% invested in the general account of the Company, 13% mortgage-backed securities, 13% U.S. Treasuries and other government debt, 9% cash and other domestic fixed income investments, and 7% sovereign debt. Investments in the general account of the Company consist primarily of domestic fixed income securities.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(b) This category consists of approximately 95% sovereign debt, with the remaining 5% invested in foreign currency and other international fixed income investments.

(c) This category consists of limited partnerships with buyout, mezzanine, and fund-of-fund private equity investments.

(d) This category consists of limited partnerships with timber and agriculture investments.

(e) This category consists of approximately 32% corporate bonds from U.S. issuers in diverse industries, 29% mortgage-backed securities, 17% invested in the general account of the Company, 14% cash and other domestic fixed income investments, 7% U.S. Treasuries and other government debt, and 1% sovereign debt. Investments in the general account of the Company consist primarily of domestic fixed income securities.

(f) This category consists of approximately 94% sovereign debt, with the remaining 6% invested in foreign currency and other international fixed income investments.

The changes in Level 3 assets measured at fair value on a recurring basis for the year ended December 31, 2009 are summarized as follows:

                                                                 DOMESTIC     PRIVATE     TIMBER /
                                                               FIXED INCOME   EQUITY    AGRICULTURE
                                                               ------------   -------   -----------
                                                                           (IN MILLIONS)
Balance at January 1, 2009..................................       $ 73        $150        $72
   Actual return on plan assets:
      Relating to assets still held at the reporting date...         18         (19)         6
      Relating to assets sold during the period.............         --           5          2
   Purchases, sales, and settlements........................        (11)         (7)        (1)
   Transfers in and/or out of Level 3.......................         --          --         --
                                                                   ----        ----        ---
Balance at December 31, 2009................................       $ 80        $129        $79
                                                                   ====        ====        ===

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The fair value of the Company's other postretirement benefit plan assets at December 31, 2009 and December 31, 2008, by asset category is as follows:

                                                 DECEMBER 31, 2009
                                     ----------------------------------------
                                        TOTAL
                                     FAIR VALUE   LEVEL 1   LEVEL 2   LEVEL 3
                                     ----------   -------   -------   -------
                                                   (IN MILLIONS)
Assets:
   Cash and cash equivalents......      $ 23        $23      $ --       $--
   Equity
      Domestic ...................       129         14       115        --
      International...............        22         11        11        --
   Fixed Income
      Domestic (a)................       124         24        98         2
      International (b)...........         3          2         1        --
   Other Types of Investments
      Private Equity (c)..........         3         --        --         3
      Timber / Agriculture (d)....         2         --        --         2
                                        ----        ---      ----       ---
Total Assets at Fair Value........      $306        $74      $225       $ 7
                                        ====        ===      ====       ===

                                                  DECEMBER 31, 2008
                                     ----------------------------------------
                                        TOTAL
                                     FAIR VALUE   LEVEL 1   LEVEL 2   LEVEL 3
                                     ----------   -------   -------   -------
                                                   (IN MILLIONS)
Assets:
   Cash and cash equivalents......      $ 20        $20      $ --       $--
   Equity
      Domestic....................        99         11        88        --
      International...............        17          9         8        --
   Fixed Income
      Domestic (e)................       102         21        79         2
      International (f)...........         2          1         1        --
   Other Types of Investments
      Private Equity (c)..........         3         --        --         3
      Timber / Agriculture (d)....         2         --        --         2
                                        ----        ---      ----       ---
Total Assets at Fair Value........      $245        $62      $176       $ 7
                                        ====        ===      ====       ===

(a) This category consists of approximately 44% corporate bonds from U.S. issuers in diverse industries, 27% mortgage-backed securities, 17% U.S. Treasuries and other government debt, 6% cash and other domestic fixed income investments, 4% sovereign debt, and 2% invested in the general account of the Company. Investments in the general account of the Company consist primarily of domestic fixed income securities.

(b) This category consists of approximately 95% sovereign debt, with the remaining 5% invested in foreign currency and other international fixed income investments.

(c) This category consists of limited partnerships with buyout, mezzanine, and fund-of-fund private equity investments.

(d) This category consists of limited partnerships with timber and agriculture investments.

(e) This category consists of approximately 49 % mortgage-backed securities, 35% corporate bonds from U.S. issuers in diverse industries, 10% U.S. Treasuries and other government debt, 4% cash and domestic fixed equities, 1% sovereign debt, and 1% invested in the general account of the Company. Investments in the general account of the Company consist primarily of domestic fixed income securities.

(f) This category consists of approximately 94% sovereign debt, with the remaining 6% invested in foreign currency and other international fixed income investments.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The fair value of Level 3 assets measured on a recurring basis at December 31, 2009 of $7 million is unchanged from the fair value reported at December 31, 2008.

RISK MANAGEMENT PRACTICES AND INVESTMENT GOALS

Investment allocation decisions for plan assets are made in accordance with the criteria and limitations set forth in the most recent Statement of Investment Policies and Procedures (the "Statement"), as amended and restated effective November 17, 2009. The Company relies on the Statement to set forth guidelines for adopting and maintaining certain funding policies in accordance with the provisions of ERISA and to ensure that the Plan maintains sufficient amounts to meet the obligations of the Plan as they come due.

The Company's board of directors has delegated the fiduciary oversight responsibility of the Plan to the U.S. Benefits Committee (the "Committee"), which in turn, established and actively monitors specialized subcommittees to ensure continued prudent and effective management of the Plan. One such subcommittee, the Investment Committee, is responsible for diversification of plan assets to achieve a suitable combination of investment risk and rate of return for the exclusive benefit of plan participants and beneficiaries. In order to satisfy the Plan's ongoing obligations and minimize the likelihood of a significant deterioration in the Plan's funded status resulting from capital market activity, the Investment Committee retains an Investment Advisor, John Hancock Investment Management Services, LLC, a subsidiary of the Company, to assist in the overall strategic investment direction of the fund.

INVESTMENT POLICIES AND STRATEGIES

The overall investment policies and strategies of the Plan are based on the guiding principle of diversification. Plan investments are allocated primarily between the major asset classes of fixed income and equity, with a relatively smaller proportion of investments in alternative asset classes. These investments fall into two broad categories within the context of the current asset allocation policy.

LIABILITY-HEDGING ASSETS - These assets consist primarily of fixed income investments, such as bonds, that generally have characteristics similar to pension liabilities, including predictable cash flows and comparable durations. In addition to capital preservation, the payment streams provided by liability-hedging assets are used to satisfy plan obligations as they become due.

RETURN-SEEKING ASSETS - All non-fixed income investments, such as equities and certain alternative asset classes, fall into this category. In pursuing these investments, the Plan seeks to experience higher returns from appreciation in asset values. Historically, the long-term rate of return on equities has been higher than most investment grade fixed income securities. The increased yield comes at the expense of increased volatility and unpredictability in cash flows.

The Plan's current asset allocation policy is formalized in the most recent Statement, and it is based on an assessment of the Plan's long-term goals and desired risk levels.

ASSET CLASS            INITIAL TARGET   DYNAMIC POLICY CATEGORY
-----------            --------------   -----------------------
U.S equity                  39%          Return-Seeking Assets
International equity        13%          Return-Seeking Assets
Alternatives                13%          Return-Seeking Assets
                           ---
Total                       65%
Fixed Income                35%         Liability-Hedging Assets
                           ---
Total                      100%

The Investment Committee intends for the preceding target asset allocation to adjust periodically based on the funded status of the Plan and reviews the funded ratio and asset allocation for the Plan on a monthly basis. Theoretically, an overfunded pension plan would not require the same level of capital appreciation from invested assets as an underfunded plan. As such, the Plan's asset allocation policy is dynamic, in that the asset allocations are revised in response to the funded status of the plan. The policy is intended to facilitate the Plan's long-term goal of reaching and maintaining fully funded status.

PERMITTED AND PROHIBITED INVESTMENTS

Plan investments are permitted to be made either directly, through pooled or mutual funds, or through insurance contracts, and both active and passive strategies may be used. In order to fulfill its fiduciary responsibility and to ensure that plan assets

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 10 -- PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS - (CONTINUED)

are invested prudently, the Committee has compiled a list of prohibited investments, as well as placed constraints on certain permitted investments. Moreover, the Plan is not permitted to borrow funds to acquire securities or otherwise deal in margin trading. Additional restrictions and constraints, by asset class, are outlined below.

Fixed Income

The Plan's fixed income exposure is achieved through investments in separate accounts or mutual funds. For securities held in separate accounts, the combined market value of any individual investments, as a percentage of the aggregate market value of all fixed income investments, is not to exceed the maximum quality limits outlined below. Each mutual fund investment is governed by its own prospectus, and therefore not subject to these quality limits.

INVESTMENT RATING   MAXIMUM LIMIT
-----------------   -------------
AAA                     100%
AA                       90%
A                        75%
BBB & Lower              45%
BB & Lower                8%

Equities

The Plan's domestic and international equity investments are required to be fully diversified across sectors and countries at all times. In addition, the Plan is prohibited from acquiring more than 7.5% of the outstanding securities of any one company. The Plan is also prohibited from holding greater than 10% of its assets in the form of MFC stock.

Derivatives, Options, and Futures

The use of derivatives is permitted for the purpose of hedging investment risks, including market, interest rate, credit, liquidity, and currency risks. Derivatives may also be used to replicate direct investments, in instances where the Plan will benefit from lower costs or transactional ease. Conversely, the use of derivatives to create leverage for speculative purposes is prohibited. The Plan is also required to hold cash and cash equivalents equal to the underlying market exposure of derivatives, net of margin funds. The Plan is permitted to invest in options and futures on any securities that are not specifically prohibited by the Statement, but it is prohibited from selling derivatives on securities it does not own.

Investments in Other Assets

Pursuant to the asset allocation policy, the Plan is permitted to make investments in alternative asset classes. The Plan is permitted to invest in private equity, power and infrastructure equity, timber and agricultural investments, but hedge funds are prohibited. The Investment Committee is required to approve any proposed investments in other assets that are not specifically permitted above.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CASH FLOWS

Expected Future Benefit Payments for Defined Benefit Plans

Projections for benefit payments for the next ten years are as follows:

                                                                      OTHER
                                                                  POSTRETIREMENT
                                                                    BENEFITS-
                                         OTHER POSTRETIREMENT     MEDICARE PART D
                    PENSION BENEFITS    BENEFITS GROSS PAYMENTS      SUBSIDY
                    ----------------    -----------------------   ---------------
                                            (IN MILLIONS)
2010.............         $210                   $ 49                   $ 3
2011.............          202                     49                     3
2012.............          197                     49                     4
2013.............          197                     49                     4
2014.............          195                     48                     4
2015-2019........          957                    227                    18

NOTE 11 -- COMMITMENTS, GUARANTEES, CONTINGENCIES, AND LEGAL PROCEEDINGS

COMMITMENTS. The Company has extended commitments to purchase U.S. private debt and to issue mortgage loans on real estate totaling $1,711 million and $11 million, respectively, at December 31, 2009. If funded, loans related to real estate mortgages would be fully collateralized by the mortgaged properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The majority of these commitments expire in 2010.

The Company leases office space under non-cancelable operating lease agreements of various expiration dates. Rental expenses, net of sub-lease income, were $26 million, $22 million, and $24 million for the years ended December 31, 2009, 2008, and 2007, respectively.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. The terms of the lease agreement provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under the remaining ground lease and other non-cancelable operating leases along with the associated sub-lease income are as follows:

                        NON-
                    CANCELABLE
                     OPERATING   SUB-LEASE
                      LEASES       INCOME
                    ----------   ----------
                        (IN MILLIONS)
2010.............     $ 52         $17
2011.............       46          17
2012.............       43          17
2013.............       40          17
2014.............       30          14
Thereafter.......      207           4
                      ----         ---
Total............     $418         $86
                      ====         ===

GUARANTEES. In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under U.S. GAAP specific to the insurance industry. The Company had no material guarantees outstanding outside the scope of insurance accounting at December 31, 2009.

CONTINGENCIES. The Company is an investor in leveraged leases and has established provisions for possible disallowance of the tax treatment and for interest on past due taxes. During the years ended December 31, 2009 and 2008, the Company increased this provision by $186 million and $192 million, net of tax, respectively. The Company continues to believe that deductions originally claimed in relation to these arrangements are appropriate. Although not expected to occur, should the

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 11 -- COMMITMENTS, GUARANTEES, CONTINGENCIES, AND LEGAL PROCEEDINGS - (CONTINUED)

tax attributes of the leveraged leases be fully denied, the maximum after tax exposure including interest would be an additional estimated $282 million at December 31, 2009. See Note 19 -- Subsequent Events.

The Company owns an 80% interest in Phipps Tower Associates LLC, a limited liability company formed for the purpose of development, construction, leasing, and operation of Phipps Tower, an office building located in Atlanta, Georgia. The construction of Phipps Tower will be substantially complete in early 2010. Under an LLC agreement entered into by the Company with its partner developer, both parties have rights to a one-time put/call option when the project has achieved its stabilization stage, defined as when 85% of the gross rentable area of the building has been leased and the tenants under such leases have accepted delivery of the demised premises. At that time, the Company may exercise its call option to purchase the partner developer's interest in the project, and the partner developer may exercise its put option and sell its interest to the Company. If on or before March 5, 2013 the stabilization stage has not been achieved, or stabilization has been achieved but options have not been exercised, the Company is obligated to purchase the partner developer's entire interest (20%) in the project for the greater of the project cost or 95% of market value at the time of the buyout. The current estimated minimum amount that the Company would be required to pay is $8 million. This estimate is 20% of the $135 million cost of construction, net of $95 million of related loans payable.

LEGAL PROCEEDINGS. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, state regulatory bodies, state attorneys general, the SEC, the Financial Industry Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company's compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. The Company does not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on its consolidated financial condition or results of operations.

NOTE 12 -- SHAREHOLDER'S EQUITY

CAPITAL STOCK

The Company has two classes of capital stock, preferred stock and common stock. All of the outstanding preferred and common stock of the Company is owned by MIC, its parent.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 12 -- SHAREHOLDER'S EQUITY - (CONTINUED)

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

The components of accumulated other comprehensive income (loss) were as follows:

                                                                                       ADDITIONAL
                                                             NET                      PENSION AND
                                                         ACCUMULATED     FOREIGN     POSTRETIREMENT    ACCUMULATED
                                        NET UNREALIZED   GAIN (LOSS)     CURRENCY     UNRECOGNIZED        OTHER
                                          INVESTMENT       ON CASH     TRANSLATION    NET PERIODIC    COMPREHENSIVE
                                        GAINS (LOSSES)   FLOW HEDGES    ADJUSTMENT    BENEFIT COST    INCOME (LOSS)
                                        --------------   -----------   -----------   --------------   -------------
                                                                       (IN MILLIONS)
BALANCE AT JANUARY 1, 2007 ..........        $ 477           $295          $31            $113            $  916
Gross unrealized investment gains
   (net of deferred income tax
   expense of $230 million) .........          428             --           --              --               428
Reclassification adjustment for gains
   realized in net income (net of
   deferred income tax benefit of
   $124 million) ....................         (229)            --           --              --              (229)
Adjustment for policyholder
   liabilities (net of deferred
   income tax expense of $3
   million) .........................            4             --           --              --                 4
Adjustment for deferred policy
   acquisition costs, deferred sales
   inducements, value of business
   acquired, and unearned revenue
   liability (net of deferred income
   tax benefit of $28 million) ......          (53)            --           --              --               (53)
Adjustment for policyholder dividend
   obligation (net of deferred income
   tax benefit of $27 million) ......          (50)            --           --              --               (50)
                                             -----           ----          ---            ----            ------
Net unrealized investment gains .....          100             --           --              --               100
Foreign currency translation
   adjustment .......................           --             --           (4)             --                (4)
Pension and postretirement benefits:
   Change in prior service cost (net
      of deferred income tax expense
      of $13 million) ...............           --             --           --              24                24
   Change in net actuarial gain
      (net of deferred income tax
      benefit of $4 million) ........           --             --           --              (8)               (8)
Net gains on the effective portion of
   the change in fair value of cash
   flow hedges (net of deferred
   income tax expense of $39
   million) .........................           --             71           --              --                71
Reclassification of net cash flow
   hedge gains to net income (net of
   deferred income tax benefit of
   $8 million) ......................           --            (16)          --              --               (16)
                                             -----           ----          ---            ----            ------
BALANCE AT DECEMBER 31, 2007 ........        $ 577           $350          $27            $129            $1,083
                                             =====           ====          ===            ====            ======

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                                                       ADDITIONAL
                                                             NET                      PENSION AND
                                                         ACCUMULATED     FOREIGN     POSTRETIREMENT    ACCUMULATED
                                        NET UNREALIZED   GAIN (LOSS)     CURRENCY     UNRECOGNIZED        OTHER
                                          INVESTMENT       ON CASH     TRANSLATION    NET PERIODIC    COMPREHENSIVE
                                        GAINS (LOSSES)   FLOW HEDGES    ADJUSTMENT    BENEFIT COST    INCOME (LOSS)
                                        --------------   -----------   -----------   --------------   -------------
                                                                       (IN MILLIONS)
BALANCE AT JANUARY 1, 2008 ..........       $   577         $  350         $ 27           $ 129          $ 1,083
Gross unrealized investment losses
   (net of deferred income tax
   benefit of $1,574 million) .......        (2,932)            --           --              --           (2,932)
Reclassification adjustment for gains
   realized in net income (net of
   deferred income tax benefit of
   $101 million) ....................          (187)            --           --              --             (187)
Adjustment for policyholder
   liabilities (net of deferred
   income tax expense of $87
   million) .........................           162             --           --              --              162
Adjustment for deferred policy
   acquisition costs, deferred sales
   inducements, value of business
   acquired, and unearned revenue
   liability (net of deferred income
   tax expense of $216 million) .....           403             --           --              --              403
Adjustment for policyholder dividend
   obligation (net of deferred income
   tax expense of $11 million) ......            20             --           --              --               20
                                            -------         ------         ----           -----          -------
Net unrealized investment losses ....        (2,534)            --           --              --           (2,534)
Foreign currency translation
   adjustment .......................            --             --          (23)             --              (23)
Pension and postretirement benefits:
   Change in prior service cost (net
      of deferred income tax benefit
      of $1 million) ................            --             --           --              (1)              (1)
   Change in net actuarial loss (net
      of deferred income tax benefit
      of $359 million) ..............            --             --           --            (666)            (666)
Net gains on the effective portion of
   the change in fair value of cash
   flow hedges (net of deferred
   income tax expense of $586
   million) .........................            --          1,086           --              --            1,086
Reclassification of net cash flow
   hedge gains to net income (net of
   deferred income tax benefit of
   $17 million) .....................            --            (31)          --              --              (31)
                                            -------         ------         ----           -----          -------
BALANCE AT DECEMBER 31, 2008 ........       $(1,957)        $1,405         $  4           $(538)         $(1,086)
                                            =======         ======         ====           =====          =======

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                                                       ADDITIONAL
                                                             NET                      PENSION AND
                                                         ACCUMULATED     FOREIGN     POSTRETIREMENT    ACCUMULATED
                                        NET UNREALIZED   GAIN (LOSS)     CURRENCY     UNRECOGNIZED        OTHER
                                          INVESTMENT       ON CASH     TRANSLATION    NET PERIODIC    COMPREHENSIVE
                                        GAINS (LOSSES)   FLOW HEDGES    ADJUSTMENT    BENEFIT COST    INCOME (LOSS)
                                        --------------   -----------   -----------   --------------   -------------
                                                                       (IN MILLIONS)
BALANCE AT JANUARY 1, 2009 ..........       $(1,957)       $ 1,405         $ 4            $(538)         $(1,086)
Gross unrealized investment gains
   (net of deferred income tax
   expense of $1,400 million) .......         2,600             --          --               --            2,600
Reclassification adjustment for
   losses realized in net income (net
   of deferred income tax expense of
   $109 million) ....................           202             --          --               --              202
Adjustment for policyholder
   liabilities (net of deferred
   income tax benefit of $59
   million) .........................          (110)            --          --               --             (110)
Adjustment for deferred policy
   acquisition costs, deferred sales
   inducements, value of business
   acquired, and unearned revenue
   liability (net of deferred income
   tax benefit of $289 million) .....          (537)            --          --               --             (537)
                                            -------        -------         ---            -----          -------
Net unrealized investment gains .....         2,155             --          --               --            2,155
Foreign currency translation
   adjustment .......................            --             --           5               --                5
Pension and postretirement benefits:
   Change in prior service cost (net
      of deferred income tax benefit
      of $1 million) ................            --             --          --               (2)              (2)
   Change in net actuarial loss (net
      of deferred income tax expense
      of $31 million) ...............            --             --          --               60               60
   Net unrealized gain on split-
      dollar life insurance benefit
      (net of deferred income tax
      expense of $1 million) ........            --             --          --                2                2
Net losses on the effective portion
   of the change in fair value of
   cash flow hedges (net of deferred
   income tax benefit of $538
   million) .........................            --         (1,000)         --               --           (1,000)
Reclassification of net cash flow
   hedge gains to net income (net of
   deferred income tax benefit of
   $3 million) ......................            --             (5)         --               --               (5)
                                            -------        -------         ---            -----          -------
BALANCE AT DECEMBER 31, 2009 ........       $   198        $   400         $ 9            $(478)         $   129
                                            =======        =======         ===            =====          =======

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 12 -- SHAREHOLDER'S EQUITY - (CONTINUED)

Net unrealized investment gains (losses) included on the Company's Consolidated Balance Sheets as a component of shareholder's equity are summarized below:

                                                                                      DECEMBER 31,
                                                                                ------------------------
                                                                                 2009     2008     2007
                                                                                -----   -------   ------
                                                                                      (IN MILLIONS)
Balance, end of year comprises:
   Unrealized investment gains (losses) on:
      Fixed maturities.......................................................   $ 547   $(3,345)  $  815
      Equity securities......................................................     249       (79)     461
      Other investments......................................................      (3)      (91)       4
                                                                                -----   -------   ------
   Total (1).................................................................     793    (3,515)   1,280
Amounts of unrealized investment gains (losses) attributable to:
      Deferred policy acquisition costs, deferred sales inducements, value of
         business acquired, and unearned revenue liability...................    (368)      458     (159)
      Policyholder liabilities...............................................    (121)       49     (200)
      Policyholder dividend obligation.......................................      --        --      (31)
      Deferred income taxes..................................................    (106)    1,051     (313)
                                                                                -----   -------   ------
   Total.....................................................................    (595)    1,558     (703)
                                                                                -----   -------   ------
Net unrealized investment gains (losses).....................................   $ 198   $(1,957)  $  577
                                                                                =====   =======   ======

(1) Includes unrealized investment gains (losses) on invested assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 8 -- Related Party Transactions, for information on the associated MRBL reinsurance agreement.

STATUTORY RESULTS

The Company and its wholly-owned subsidiaries, John Hancock Life Insurance Company of New York and John Hancock Life & Health Insurance Company, are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance departments of their states of domicile, which are Michigan, New York, and Massachusetts, respectively.

At December 31, 2008, JHUSA, with the explicit permission of the Commissioner, used the implied forward rates from the rolling average of the swap rates that have been observed over the past three years instead of the implied forward rates from the swap curve observed at December 31, 2008 for purposes of its C-3 Phase II calculation. The impact of using this approach was a $53 million decrease in JHUSA's authorized control level risk-based capital as of December 31, 2008. This permitted practice was effective for reporting periods beginning on or after December 31, 2008 and ended September 30, 2009.

At December 31, 2008, JHUSA, with the explicit permission of the Commissioner, recorded an increase in the net admitted deferred tax asset ("DTA") instead of the deferred tax calculation required by prescribed statutory accounting practices. If the net admitted DTA was reflected on the statutory balance sheet based on prescribed practices, the DTA and statutory surplus at December 31, 2008 would both be decreased by $84 million. The permitted practice had no effect on statutory net income. This permitted practice was effective for reporting periods beginning on or after December 31, 2008 and ended September 30, 2009.

The Company's risk-based capital ratio of total adjusted capital to company action level risk-based capital was in excess of 300% at December 31, 2009.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Unless approved by the Commissioner prior to payment, dividends to the shareholder shall be declared or paid only from the Company's earned surplus. Dividends to the shareholder that may be paid without prior approval of the Commissioner are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, do not exceed the greater of 10% of the Company's surplus as of December 31 of the preceding year, or the net gain from operations for the 12 month period ending December 31 of the immediately preceding year.

NOTE 13 -- SEGMENT INFORMATION

The Company operates in the following three business segments: (1) Insurance and
(2) Wealth Management, which primarily serve retail customers and institutional customers and (3) Corporate and Other, which includes the institutional advisory business, the remaining international insurance operations, the reinsurance operations, and the corporate account.

The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets, and distribution channels.

INSURANCE SEGMENT. Offers a variety of individual life insurance products, including participating whole life, term life, universal life, and variable life insurance, and individual and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing.

WEALTH MANAGEMENT SEGMENT. Offers individual and group annuities and mutual fund products and services. Individual annuities consist of fixed deferred annuities, fixed immediate annuities, and variable annuities. Mutual fund products and services primarily consist of open-end mutual funds, closed-end funds, institutional advisory accounts, and privately managed accounts. These products are distributed through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks.

This segment also offers a variety of retirement products to qualified defined benefit plans, defined contribution plans, and non-qualified buyers, including guaranteed investment contracts, funding agreements, single premium annuities, and general account participating annuities and fund-type products. These contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products.

These products are distributed through a combination of dedicated regional representatives, pension consultants, and investment professionals. The segment's consumer notes program is distributed primarily through brokers affiliated with the Company and securities brokerage firms.

CORPORATE AND OTHER SEGMENT. Primarily consists of the Company's remaining international insurance operations, certain corporate operations, the institutional advisory business, reinsurance operations, and businesses that are either disposed or in run-off. Corporate operations primarily include certain financing activities, income on capital not specifically allocated to the reporting segments, and certain non-recurring expenses not allocated to the segments. Reinsurance refers to the transfer of all or part of certain risks related to policies issued by the Company to a reinsurer or to the assumption of risk from other insurers. The disposed business primarily consists of group health insurance and related group life insurance, property and casualty insurance, and selected broker-dealer operations.

The accounting policies of the segments are the same as those described in Note 1 -- Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

The following table summarizes selected financial information by segment for the periods indicated. Included in the Insurance Segment for all periods presented are the assets, liabilities, revenues, and expenses of the closed blocks. For additional information on the closed blocks, see Note 6 -- Closed Blocks.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                                                              WEALTH     CORPORATE
                                                                                INSURANCE   MANAGEMENT   AND OTHER     TOTAL
                                                                                ---------   ----------   ---------   --------
                                                                                                (IN MILLIONS)
2009
   Revenues from external customers .........................................    $ 4,366     $  2,652     $   535    $  7,553
   Net investment income ....................................................      2,265        1,624         457       4,346
   Net realized investment and other losses .................................       (732)      (1,103)         (2)     (1,837)
   Inter-segment revenues ...................................................         --            1          (1)         --
                                                                                 -------     --------     -------    --------
   Revenues .................................................................    $ 5,899     $  3,174     $   989    $ 10,062
                                                                                 =======     ========     =======    ========
   Total net (loss) income ..................................................    $  (258)    $    412     $   157    $    311
                                                                                 =======     ========     =======    ========
SUPPLEMENTAL INFORMATION:
   Equity in net income of investees accounted for under the equity method ..    $    28     $      9     $    41    $     78
   Carrying value of investments accounted for under the equity method ......      1,622        1,123         314       3,059
   Amortization of deferred policy acquisition costs, deferred sales
      inducements, and value of business acquired ...........................        308          898           5       1,211
   Interest expense .........................................................         --           --          34          34
   Income tax (benefit) expense .............................................       (167)          63          97          (7)
   Segment assets ...........................................................    $75,509     $149,336     $22,729    $247,574

                                                                                              WEALTH     CORPORATE
                                                                                INSURANCE   MANAGEMENT   AND OTHER     TOTAL
                                                                                ---------   ----------   ---------   --------
                                                                                                (IN MILLIONS)
2008
   Revenues from external customers .........................................    $ 3,407     $   (357)    $   520    $  3,570
   Net investment income ....................................................      2,300        1,578         563       4,441
   Net realized investment and other gains (losses) .........................        120          102        (445)       (223)
   Inter-segment revenues ...................................................         --            1          (1)         --
                                                                                 -------     --------     -------    --------
   Revenues .................................................................    $ 5,827     $  1,324     $   637    $  7,788
                                                                                 =======     ========     =======    ========
   Total net income (loss) ..................................................    $   272     $   (360)    $  (223)   $   (311)
                                                                                 =======     ========     =======    ========
SUPPLEMENTAL INFORMATION:
   Equity in net income (loss) of investees accounted for under the equity
      method ................................................................    $     8     $     26     $   (38)   $     (4)
   Carrying value of investments accounted for under the equity method ......      1,418          991         438       2,847
   Amortization of deferred policy acquisition costs, deferred sales
      inducements, and value of business acquired ...........................       (362)          21           5        (336)
   Interest expense .........................................................         --           --          34          34
   Income tax expense (benefit) .............................................        137         (413)        (63)       (339)
   Segment assets ...........................................................    $67,127     $120,637     $25,528    $213,292


                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                                                              WEALTH     CORPORATE
                                                                                INSURANCE   MANAGEMENT   AND OTHER     TOTAL
                                                                                ---------   ----------   ---------   --------
                                                                                                (IN MILLIONS)
2007
   Revenues from external customers .........................................     $3,931      $3,525      $  768      $ 8,224
   Net investment income ....................................................      2,246       1,888         705        4,839
   Net realized investment and other gains ..................................        146          11         150          307
   Inter-segment revenues ...................................................         --           1          (1)          --
                                                                                  ------      ------      ------      -------
   Revenues .................................................................     $6,323      $5,425      $1,622      $13,370
                                                                                  ======      ======      ======      =======
   Total net income .........................................................     $  569      $  513      $  440      $ 1,522
                                                                                  ======      ======      ======      =======
SUPPLEMENTAL INFORMATION:
   Equity in net income (loss) of investees accounted for under the equity
      method ................................................................     $  139      $   (3)     $   74      $   210
   Carrying value of investments accounted for under the equity method ......      1,155         369         883        2,407
   Amortization of deferred policy acquisition costs, deferred sales
      inducements, and value of business acquired ...........................        368         377           6          751
   Interest expense .........................................................          1          --          38           39
   Income tax expense .......................................................        281          96         275          652

The Company operates primarily in the United States and has no reportable major customers. The following table summarizes selected financial information by geographic location for or at the end of periods presented:

                                                INCOME
                                            (LOSS) BEFORE   LONG-LIVED
LOCATION                         REVENUES    INCOME TAXES     ASSETS      ASSETS
--------                         --------   -------------   ----------   --------
                                                   (IN MILLIONS)
2009
United States ................    $10,004      $  290          $198      $247,431
Foreign -- other .............         58          14            --           143
                                  -------      ------          ----      --------
Total ........................    $10,062      $  304          $198      $247,574
                                  =======      ======          ====      ========
2008
United States ................    $ 7,722      $ (670)         $234      $213,146
Foreign -- other .............         66          20            --           146
                                  -------      ------          ----      --------
Total ........................    $ 7,788      $ (650)         $234      $213,292
                                  =======      ======          ====      ========
2007
United States ................    $13,043      $2,155
Foreign -- other .............        327          19
                                  -------      ------
Total ........................    $13,370      $2,174
                                  =======      ======

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 14 -- FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and estimated fair values of the Company's financial instruments. Fair values have been determined by using available market information and the valuation methodologies described below.

                                                                                  DECEMBER 31,
                                                                    ----------------------------------------
                                                                            2009                 2008
                                                                    -------------------   ------------------
                                                                    CARRYING     FAIR     CARRYING     FAIR
                                                                      VALUE      VALUE      VALUE     VALUE
                                                                    --------   --------   --------   -------
                                                                                  (IN MILLIONS)
ASSETS:
   Fixed maturities (1):
      Available-for-sale ........................................   $ 53,569   $ 53,569    $47,522   $47,522
      Held-for-trading ..........................................      1,208      1,208      1,057     1,057
   Equity securities:
      Available-for-sale ........................................        558        558        616       616
   Mortgage loans on real estate ................................     12,623     13,252     12,472    12,067
   Policy loans .................................................      4,949      4,949      4,918     4,918
   Short-term investments .......................................      3,973      3,973      3,670     3,670
   Cash and cash equivalents ....................................      4,915      4,915      4,850     4,850
   Derivatives:
      Interest rate swap agreements .............................      1,770      1,770      5,194     5,194
      Inflation swaps ...........................................         70         70          1         1
      Cross currency rate swap agreements .......................        242        242        731       731
      Foreign exchange forward agreements .......................         43         43          3         3
      Interest rate options .....................................          1          1         --        --
      Total return swap agreements ..............................          8          8         --        --
      Embedded derivatives ......................................      1,711      1,711      4,640     4,640
   Assets held in trust .........................................      2,290      2,290      2,190     2,190
   Separate account assets ......................................    122,466    122,466     92,058    92,058
LIABILITIES:
   Consumer notes ...............................................      1,205      1,234      1,600     1,532
   Debt .........................................................        490        463        487       474
   Guaranteed investment contracts and funding agreements .......      2,701      2,760      4,701     4,603
   Fixed-rate deferred and immediate annuities ..................      9,255      8,696      8,283     8,171
   Supplementary contracts without life contingencies ...........         51         53         53        51
   Derivatives:
      Interest rate swap agreements .............................      1,318      1,318      2,101     2,101
      Inflation swaps ...........................................         --         --        128       128
      Cross currency rate swap agreements .......................        694        694        846       846
      Foreign exchange forward agreements .......................          1          1          3         3
      Total return swap agreements ..............................         --         --         12        12
      Equity swaps ..............................................         --         --         15        15
      Embedded derivatives ......................................      1,327      1,327      2,866     2,866

(1) Fixed maturities exclude leveraged leases of $2,012 million and $2,025 million at December 31, 2009 and 2008, respectively, which are carried at the net investment calculated by accruing income at the lease's expected internal rate of return in accordance with ASC 840.

As discussed in Note 1, the Company adopted ASC 820 and ASC 825 effective January 1, 2008. In conjunction with the adoption of ASC 825, the Company elected the fair value option for certain bonds that support certain actuarial liabilities to participating policyholders. These bonds were classified as held-for-trading on the Consolidated Balance Sheet at December 31, 2009 and 2008.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

ASC 820 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. The exit value assumes the asset or liability is exchanged in an orderly transaction; it is not a forced liquidation or distressed sale.

ASC 820 resulted in effectively creating the following two primary categories of financial instruments for the purpose of fair value disclosure:

- Financial Instruments Measured at Fair Value and Reported in the Consolidated Balance Sheets - This category includes assets and liabilities measured at fair value on a recurring and nonrecurring basis. Financial instruments measured on a recurring basis include fixed maturities, equity securities, short-term investments, derivatives, and separate account assets. Assets and liabilities measured at fair value on a nonrecurring basis include mortgage loans, joint ventures, and limited partnership interests, which are reported at fair value only in the period in which an impairment is recognized.

- Other Financial Instruments Not Reported at Fair Value - This category includes assets and liabilities, which do not require the additional ASC 820 disclosures, as follows:

MORTGAGE LOANS ON REAL ESTATE - The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

POLICY LOANS - These loans are carried at unpaid principal balances, which approximate their fair values.

CASH AND CASH EQUIVALENTS - The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments.

CONSUMER NOTES, GUARANTEED INVESTMENT CONTRACTS, AND FUNDING AGREEMENTS - The fair values associated with these financial instruments are determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus the Company's own corporate spread. The fair value attributable to credit risk represents the present value of the spread.

DEBT - The fair value of the Company's long-term debt is estimated using discounted cash flows based on the Company's incremental borrowing rates for similar type of borrowing arrangements. The carrying values for commercial paper and short-term borrowings approximate fair value.

FIXED-RATE DEFERRED AND IMMEDIATE ANNUITIES - The fair value of fixed-rate deferred annuities is estimated by projecting multiple stochastically generated interest rate scenarios under a risk neutral environment reflecting inputs (interest rates, volatility, etc.) observable at the valuation date. The fair value of fixed immediate annuities is determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus the Company's own corporate spread. The fair value attributable to credit risk represents the present value of the spread.

FINANCIAL INSTRUMENTS MEASURED AT FAIR VALUE ON THE CONSOLIDATED BALANCE SHEETS

VALUATION HIERARCHY

Following ASC 820 guidance, the Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company's valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

- Level 1 - Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 securities primarily include exchange traded equity securities and certain separate account assets.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

- Level 2 - Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data.

Most debt securities are classified within Level 2. Also included in the Level 2 category are derivative instruments that are priced using models with observable market inputs, including most derivative financial instruments and certain separate account assets.

- Level 3 - Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk.

Level 3 securities include less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency. Embedded and complex derivative financial instruments and separate account investments in real estate are also included in Level 3.

DETERMINATION OF FAIR VALUE

The valuation methodologies used to determine the fair values of assets and liabilities under ASC 820 reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the Company uses quoted market prices to determine fair value and classifies such items within Level 1. If quoted market prices are not available, fair value is based upon valuation techniques, which discount expected cash flows utilizing independent market observable interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

FAIR VALUE MEASUREMENTS ON A RECURRING BASIS

FIXED MATURITIES

For fixed maturities, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds. These fixed maturities are classified within Level 2. Fixed maturities with significant pricing inputs which are unobservable are classified within Level 3.

EQUITY SECURITIES

Equity securities with active markets are classified within Level 1, as fair values are based on quoted market prices.

SHORT-TERM INVESTMENTS

Short-term investments are comprised of securities due to mature within one year of the date of purchase that are traded in active markets and are classified within Level 1, as fair values are based on quoted market prices. Securities such as commercial paper and discount notes are classified within Level 2 because these securities are typically not actively traded due to their short maturities and, as such, their cost generally approximates fair value.

DERIVATIVES

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter ("OTC") derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company's derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

EMBEDDED DERIVATIVES

As defined in ASC 815, the Company holds assets and liabilities classified as embedded derivatives on the Consolidated Balance Sheets. These assets include guaranteed minimum income benefits that are ceded under modified coinsurance reinsurance arrangements ("Reinsurance GMIB Assets"). Liabilities include policyholder benefits offered under variable annuity contracts such as guaranteed minimum withdrawal benefits with a term certain ("GMWB") and embedded reinsurance derivatives.

Embedded derivatives are recorded on the Consolidated Balance Sheets at fair value, separately from their host contract, and the change in their fair value is reflected in net income. Many factors including, but not limited to, market conditions, credit ratings, variations in actuarial assumptions regarding policyholder liabilities, and risk margins related to non-capital market inputs may result in significant fluctuations in the fair value of these embedded derivatives that could materially affect net income.

The fair value of embedded derivatives is estimated as the present value of future benefits less the present value of future fees. The fair value calculation includes assumptions for risk margins including nonperformance risk.

Risk margins are established to capture the risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, persistency, partial withdrawal, and surrenders. The establishment of these actuarial assumptions, risk margins, nonperformance risk, and other inputs requires the use of significant judgment.

Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value of the liability. The fair value measurement assumes that the nonperformance risk is the same before and after the transfer; therefore, fair value reflects the reporting entity's own credit risk.

Nonperformance risk for liabilities held by the Company is based on MFC's own credit risk, which is determined by taking into consideration publicly available information relating to MFC's debt, as well as its claims paying ability. Nonperformance risk is also reflected in the Reinsurance GMIB Assets held by the Company. The credit risk of the reinsurance companies is most representative of the nonperformance risk for the Reinsurance GMIB Assets and is derived from publicly available information relating to the reinsurance companies' publicly issued debt.

The fair value of embedded derivatives related to reinsurance agreements is determined based on a total return swap methodology. These total return swaps are reflected as assets or liabilities on the Consolidated Balance Sheets representing the difference between the statutory book value and fair value of the related modified coinsurance assets with ongoing changes in fair value recorded in income. The fair value of the underlying assets is based on the valuation approach for similar assets described herein.

SEPARATE ACCOUNT ASSETS

Separate account assets are reported at fair value and reported as a summarized total on the Consolidated Balance Sheets in accordance with SOP No. 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts," which is now incorporated into ASC 944. The fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. Assets owned by the Company's separate accounts primarily include investments in mutual funds, fixed maturity securities, equity securities, real estate, short-term investments, and cash and cash equivalents.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The fair value of mutual fund investments is based upon quoted market prices or reported net asset values. Open-ended mutual fund investments that are traded in an active market and have a publicly available price are included in Level 1. The fair values of fixed maturity securities, equity securities, short-term investments, and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the Company's general account.

Separate account assets classified as Level 3 consist primarily of debt and equity investments in private companies, which own real estate and carry it at fair value. The values of the real estate investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase of properties and at two or three-year intervals thereafter, depending on the property. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of a real estate investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser's review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating property value. These real estate investments are classified as Level 3 by the companies owning them. The equity investments in these companies are considered to be Level 3 by the Company.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The following tables present the Company's assets and liabilities that are measured at fair value on a recurring basis by ASC 820 fair value hierarchy levels, as of December 31, 2009 and December 31, 2008:

                                                                          DECEMBER 31, 2009
                                                               ---------------------------------------
                                                                 TOTAL
                                                                 FAIR
                                                                 VALUE     LEVEL 1   LEVEL 2   LEVEL 3
                                                               --------   --------   -------   -------
                                                                            (IN MILLIONS)
ASSETS:
   Fixed maturities available-for-sale (1):
      Corporate debt securities ............................   $ 42,505   $     --   $39,889    $2,616
      Commercial mortgage-backed securities ................      4,474         --     4,039       435
      Residential mortgage-backed securities ...............        476         --        16       460
      Collateralized debt obligations ......................        135         --        57        78
      Other asset-backed securities ........................      1,242         --     1,151        91
      U.S. Treasury and agency securities ..................      1,968         --     1,968        --
      Obligations of states and political subdivisions .....      1,491         --     1,261       230
      Debt securities issued by foreign governments ........      1,278         --     1,213        65
                                                               --------   --------   -------    ------
   Total fixed maturities available-for-sale ...............     53,569         --    49,594     3,975
   Fixed maturities held-for-trading (1):
      Corporate debt securities ............................        898         --       882        16
      Commercial mortgage-backed securities ................        216         --       206        10
      Residential mortgage-backed securities ...............          3         --        --         3
      Collateralized debt obligations ......................          2         --         1         1
      Other asset-backed securities ........................         21         --        20         1
      U.S. Treasury and agency securities ..................         29         --        29        --
      Obligations of states and political subdivisions .....         26         --        23         3
      Debt securities issued by foreign governments ........         13         --        --        13
                                                               --------   --------   -------    ------
   Total fixed maturities held-for-trading .................      1,208         --     1,161        47
   Equity securities available-for-sale ....................        558        558        --        --
   Short-term investments ..................................      3,973         --     3,973        --
   Derivative assets (2) ...................................      2,134         --     2,074        60
   Embedded derivatives (3) ................................      1,711         --         8     1,703
   Assets held in trust (4) ................................      2,290        624     1,666        --
   Separate account assets (5) .............................    122,466    116,875     2,494     3,097
                                                               --------   --------   -------    ------
TOTAL ASSETS AT FAIR VALUE .................................   $187,909   $118,057   $60,970    $8,882
                                                               ========   ========   =======    ======
LIABILITIES:
   Derivative liabilities (2) ..............................   $  2,013   $     --   $ 1,987    $   26
   Embedded derivatives (3) ................................      1,327         --       688       639
                                                               --------   --------   -------    ------
TOTAL LIABILITIES AT FAIR VALUE ............................   $  3,340   $     --   $ 2,675    $  665
                                                               ========   ========   =======    ======

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                                          DECEMBER 31, 2008
                                                               ---------------------------------------
                                                                 TOTAL
                                                                 FAIR
                                                                 VALUE     LEVEL 1   LEVEL 2   LEVEL 3
                                                               --------   --------   -------   -------
                                                                            (IN MILLIONS)
ASSETS:
   Fixed maturities available-for-sale (1):
      Corporate debt securities ............................   $ 38,213    $    --   $36,421   $ 1,792
      Commercial mortgage-backed securities ................      4,236         --     3,790       446
      Residential mortgage-backed securities ...............        651         --        27       624
      Collateralized debt obligations ......................        172         --        84        88
      Other asset-backed securities ........................      1,333         --     1,034       299
      U.S. Treasury and agency securities ..................      1,483         --     1,483        --
      Obligations of states and political subdivisions .....        168         --       167         1
      Debt securities issued by foreign governments ........      1,266         --     1,204        62
                                                               --------    -------   -------   -------
   Total fixed maturities available-for-sale ...............     47,522         --    44,210     3,312
   Fixed maturities held-for-trading (1):
      Corporate securities .................................        834         --       818        16
      Commercial mortgage-backed securities ................        185         --       178         7
      Residential mortgage-backed securities ...............          4         --         1         3
      Collateralized debt obligations ......................          2         --         1         1
      Other asset-backed securities ........................         20         --        18         2
      Debt securities issued by foreign governments ........         12         --        --        12
                                                               --------    -------   -------   -------
   Total fixed maturities held-for-trading .................      1,057         --     1,016        41
   Equity securities available-for-sale ....................        616        616        --        --
   Short-term investments ..................................      3,670         --     3,670        --
   Derivative assets (2) ...................................      5,929         --     5,718       211
   Embedded derivatives (3) ................................      4,640         --       258     4,382
   Assets held in trust (4) ................................      2,190        497     1,693        --
   Separate account assets (5) .............................     92,058     87,841     1,245     2,972
                                                               --------    -------   -------   -------
TOTAL ASSETS AT FAIR VALUE .................................   $157,682    $88,954   $57,810   $10,918
                                                               ========    =======   =======   =======
LIABILITIES:
   Derivative liabilities (2) ..............................   $  3,105    $    --   $ 3,089   $    16
   Embedded derivatives (3) ................................      2,866         --        --     2,866
                                                               --------    -------   -------   -------
TOTAL LIABILITIES AT FAIR VALUE ............................   $  5,971    $    --   $ 3,089   $ 2,882
                                                               ========    =======   =======   =======

(1) Fixed maturities exclude leveraged leases of $2,012 million and $2,025 million at December 31, 2009 and 2008, respectively, which are carried at the net investment calculated by accruing income at the lease's expected internal rate of return in accordance with ASC 840.

(2) Derivative assets and liabilities are presented gross to reflect the presentation in the Consolidated Balance Sheets, but are presented net for purposes of the Level 3 roll forward in the following table.

(3) Embedded derivatives related to fixed maturities and reinsurance contracts are reported as part of the derivative asset or liability on the Consolidated Balance Sheets. Embedded derivatives related to benefit guarantees are reported as part of the reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets. Embedded derivatives related to participating pension contracts are reported as part of future policy benefits on the Consolidated Balance Sheets.

(4) Represents the fair value of assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 8 -- Related Party Transactions for information on the associated MRBL reinsurance agreement. The fair value of the trust assets are determined on a basis consistent with the methodologies described herein for similar financial instruments.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(5) Separate account assets are recorded at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets as prescribed by ASC 944.

LEVEL 3 FINANCIAL INSTRUMENTS

The changes in Level 3 assets and liabilities measured at fair value on a recurring basis for the years ended December 31, 2009 and 2008 are summarized as follows:

                                                                                                    NET        SEPARATE
                                                                        FIXED         NET         EMBEDDED      ACCOUNT
                                                                     MATURITIES   DERIVATIVES   DERIVATIVES   ASSETS (6)
                                                                     ----------   -----------   -----------   ----------
                                                                                        (IN MILLIONS)
BALANCE AT JANUARY 1, 2009 .......................................   $3,353        $ 195         $1,516         $2,972
   Net realized/unrealized gains (losses) included in:
      Net loss ...................................................       (6)(1)      (38)(4)       (452)(5)       (493)
      Other comprehensive income (loss) ..........................      764(2)       (12)            --             (1)
   Purchases, issuances, (sales), and (settlements), net .........     (335)          --             --            619
   Transfers in and/or (out) of Level 3, net (3) .................      246         (111)            --             --
                                                                     ------        -----         ------         ------
BALANCE AT DECEMBER 31, 2009 .....................................   $4,022        $  34         $1,064         $3,097
                                                                     ======        =====         ======         ======
Gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and
   liabilities still held at December 31, 2009 ...................   $    5        $ (32)        $ (452)        $ (389)

                                                                                                              NET        SEPARATE
                                                                     FIXED       EQUITY         NET         EMBEDDED      ACCOUNT
                                                                  MATURITIES   SECURITIES   DERIVATIVES   DERIVATIVES   ASSETS (6)
                                                                  ----------   ----------   -----------   -----------   ----------
                                                                                            (IN MILLIONS)
BALANCE AT JANUARY 1, 2008 ....................................   $5,023          $ 4         $ (7)        $   14       $2,882
   Net realized/unrealized gains (losses) included in:
      Net (loss) income .......................................     (454)(1)        4          187(4)       1,502(5)       (15)
      Other comprehensive loss ................................     (899)(2)       --           --             --           --
   Purchases, issuances, (sales), and (settlements), net ......     (290)          (8)           5             --          105
   Transfers in and/or (out) of Level 3, net (3) ..............      (27)          --           10             --           --
                                                                  ------          ---         ----         ------       ------
BALANCE AT DECEMBER 31, 2008 ..................................   $3,353          $--         $195         $1,516       $2,972
                                                                  ======          ===         ====         ======       ======
Gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to
   assets and liabilities still held at December 31, 2008 .....   $   34          $--         $187         $1,502       $  (15)

(1) This amount is included in net realized investment and other gains (losses) on the Consolidated Statements of Operations.

(2) This amount is included in accumulated other comprehensive income (loss) on the Consolidated Balance Sheets.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 14 -- FAIR VALUE OF FINANCIAL INSTRUMENTS - (CONTINUED)

(3) For financial assets that are transferred into and/or out of Level 3, the Company uses the fair value of the assets at the beginning of the reporting period.

(4) This amount is included in net realized investment and other gains (losses) on the Consolidated Statements of Operations and contains unrealized gains (losses) on Level 3 derivatives held at December 31, 2009 and 2008. All gains and losses related to Level 3 assets are classified as realized gains (losses) for the purpose of this disclosure, as it is not practicable to track realized and unrealized gains (losses) separately by security.

(5) This amount is included in benefits to policyholders on the Consolidated Statements of Operations. All gains and losses on Level 3 liabilities are classified as realized gains (losses) for the purpose of this disclosure, as it is not practicable to track realized and unrealized gains (losses) separately on a contract by contract basis.

(6) Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose liability is reflected within separate account liabilities.

The Company may hedge positions with offsetting positions that are classified in a different level. For example, the gains and losses for assets and liabilities in the Level 3 category presented in the tables above may not reflect the effect of offsetting gains and losses on hedging instruments that have been classified by the Company in the Level 1 and Level 2 categories.

FINANCIAL INSTRUMENTS MEASURED AT FAIR VALUE ON A NONRECURRING BASIS

Certain financial assets are reported at fair value on a nonrecurring basis, including investments such as mortgage loans, joint ventures, and limited partnership interests, which are reported at fair value only in the period in which an impairment is recognized. The fair value of these securities is calculated using either models that are widely accepted in the financial services industry or the valuation of collateral underlying impaired mortgages. During the reporting period, there were no material assets or liabilities measured at fair value on a nonrecurring basis.

NOTE 15 -- GOODWILL, VALUE OF BUSINESS ACQUIRED, AND OTHER INTANGIBLE ASSETS

The changes in the carrying value of goodwill by segment were as follows:

                                                   WEALTH     CORPORATE AND
                                     INSURANCE   MANAGEMENT       OTHER        TOTAL
                                     ---------   ----------   -------------   ------
                                                      (IN MILLIONS)
Balance at January 1, 2009 .......     $1,600      $1,307          $146       $3,053
Dispositions and other, net ......         --          --            --           --
                                       ------      ------          ----       ------
Balance at December 31, 2009 .....     $1,600      $1,307          $146       $3,053
                                       ======      ======          ====       ======

                                                   WEALTH     CORPORATE AND
                                     INSURANCE   MANAGEMENT       OTHER        TOTAL
                                     ---------   ----------   -------------   ------
                                                      (IN MILLIONS)
Balance at January 1, 2008 .......     $1,600      $1,307          $156       $3,063
Dispositions and other, net (1) ..         --          --           (10)         (10)
                                       ------      ------          ----       ------
Balance at December 31, 2008 .....     $1,600      $1,307          $146       $3,053
                                       ======      ======          ====       ======

(1)  The Company reduced goodwill by $10 million for excess severance accruals.

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit, which is defined as an operating segment or one level below an operating segment, below its carrying amount. There were no impairments recorded in 2009 or 2008, and there were no accumulated impairment losses at December 31, 2009 or 2008.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 15 -- GOODWILL, VALUE OF BUSINESS ACQUIRED, AND OTHER INTANGIBLE ASSETS - (CONTINUED)

VALUE OF BUSINESS ACQUIRED

The balance of and changes in VOBA as of and for the years ended December 31, were as follows:

                                                      DECEMBER 31,
                                                    ---------------
                                                     2009     2008
                                                    ------   ------
                                                     (IN MILLIONS)
Balance, beginning of year ......................   $2,564   $2,375
Amortization ....................................      (15)     (59)
Change in unrealized investment (losses) gains ..     (342)     248
Adoption of ASC 320 (Note 1) ....................      (36)      --
                                                    ------   ------
Balance, end of year ............................   $2,171   $2,564
                                                    ======   ======

The following table provides estimated future amortization for the periods indicated:

                VOBA
           AMORTIZATION
           -------------
           (IN MILLIONS)
2010 ...        $62
2011 ...         65
2012 ...         63
2013 ...         58
2014 ...         50

OTHER INTANGIBLE ASSETS

Other intangible asset balances were as follows:

                                                   GROSS     ACCUMULATED      NET
                                                 CARRYING        NET       CARRYING
                                                  AMOUNT    AMORTIZATION    AMOUNT
                                                 --------   ------------   --------
                                                            (IN MILLIONS)
DECEMBER 31, 2009
Not subject to amortization:
   Brand name ................................    $  600         $--        $  600
   Investment management contracts ...........       295          --           295
Subject to amortization:
   Distribution networks .....................       397          37           360
   Other investment management contracts .....        64          25            39
                                                  ------         ---        ------
Total ........................................    $1,356         $62        $1,294
                                                  ======         ===        ======
DECEMBER 31, 2008
Not subject to amortization:
   Brand name ................................    $  600         $--        $  600
   Investment management contracts ...........       295          --           295
Subject to amortization:
   Distribution networks .....................       397          27           370
   Other investment management contracts .....        64          21            43
                                                  ------         ---        ------
Total ........................................    $1,356         $48        $1,308
                                                  ======         ===        ======

Amortization expense (net of tax) for other intangible assets was $9 million, $8 million, and $8 million for the years ended December 31, 2009, 2008, and 2007, respectively. Amortization expense (net of tax) for other intangible assets is expected to be approximately $9 million in 2010, $10 million in 2011, $11 million in 2012, $11 million in 2013, and $12 million in 2014.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 16 -- CERTAIN SEPARATE ACCOUNTS

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue to, and investment risk is borne by, the contract holder. All contracts contain certain guarantees, which are discussed more fully below.

The assets supporting the variable portion of variable annuities are carried at fair value and reported on the Consolidated Balance Sheets as total separate account assets with an equivalent total reported for separate account liabilities. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue, and changes in liabilities for minimum guarantees are included in benefits to policyholders in the Company's Consolidated Statements of Operations. For the years ended December 31, 2009 and 2008, there were no gains or losses on transfers of assets from the general account to the separate account.

The deposits related to the variable life insurance contracts are invested in separate accounts, and the Company guarantees a specified death benefit on certain policies if specified premiums on these policies are paid by the policyholder, regardless of separate account performance.

The following table reflects variable life insurance contracts with guarantees held by the Company:

                                                      DECEMBER 31,
                                                    ---------------
                                                     2009     2008
                                                    ------   ------
                                                     (IN MILLIONS,
                                                    EXCEPT FOR AGE)
LIFE INSURANCE CONTRACTS WITH GUARANTEED BENEFITS
   In the event of death
   Account value ................................   $6,969   $5,739
   Net amount at risk related to deposits .......      208      618
   Average attained age of contract holders .....       50       47

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, income, and/or withdrawal benefits. Guaranteed Minimum Death Benefit ("GMDB") features guarantee the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary.

Contracts with Guaranteed Minimum Income Benefit ("GMIB") riders provide a guaranteed lifetime annuity, which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance would purchase at then-current purchase rates.

Multiple variations of an optional Guaranteed Minimum Withdrawal Benefit ("GMWB") rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of "step-up" provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Unaffiliated and affiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The Company had the following variable annuity contracts with guarantees. Amounts at risk are shown net of reinsurance. Note that the Company's variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                                 DECEMBER 31,
                                                              ------------------
                                                                2009      2008
                                                              -------   --------
                                                                 (IN MILLIONS,
                                                               EXCEPT FOR AGES
                                                                 AND PERCENTS)
GUARANTEED MINIMUM DEATH BENEFIT
   Return of net deposits
   In the event of death
      Account value .......................................   $23,472   $16,564
      Net amount at risk- net of reinsurance ..............       309       886
      Average attained age of contract holders ............        64        63
   Return of net deposits plus a minimum return
   In the event of death
      Account value .......................................   $   744   $   775
      Net amount at risk- net of reinsurance ..............       238       314
      Average attained age of contract holders ............        70        69
      Guaranteed minimum return rate ......................         5%        5%
   Highest specified anniversary account value minus
      withdrawals post anniversary
   In the event of death
      Account value .......................................   $28,414   $22,944
      Net amount at risk- net of reinsurance ..............       696     1,456
      Average attained age of contract holders ............        64        64
GUARANTEED MINIMUM INCOME BENEFIT
      Account value .......................................   $ 6,293   $ 5,488
      Net amount at risk- net of reinsurance ..............        54        96
      Average attained age of contract holders ............        63        63
GUARANTEED MINIMUM WITHDRAWAL BENEFIT
      Account value .......................................   $35,595   $24,769
      Net amount at risk ..................................     1,012     1,812
      Average attained age of contract holders ............        63        63

Account balances of variable contracts with guarantees invest in various separate accounts with the following characteristics:

                    DECEMBER 31,
                   -------------
                    2009   2008
                    ----   ----
                   (IN BILLIONS)
TYPE OF FUND
Equity .........     $28    $22
Balanced .......      22     14
Bond ...........       7      5
Money Market ...       2      3
                     ---    ---
   Total .......     $59    $44
                     ===    ===

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The following table summarizes the liabilities for guarantees on variable contracts reflected in the general account:

                                      GUARANTEED   GUARANTEED   GUARANTEED
                                        MINIMUM      MINIMUM      MINIMUM
                                         DEATH       INCOME     WITHDRAWAL
                                        BENEFIT      BENEFIT      BENEFIT
                                        (GMDB)       (GMIB)       (GMWB)       TOTAL
                                      ----------   ----------   ----------   -------
                                                       (IN MILLIONS)
Balance at January 1, 2009 ........     $ 424       $   442      $ 2,890     $ 3,756
Incurred guarantee benefits .......      (192)         (166)          --        (358)
Other reserve changes .............        (1)          (67)      (2,227)     (2,295)
                                        -----       -------      -------     -------
Balance at December 31, 2009 ......       231           209          663       1,103
Reinsurance recoverable ...........      (104)       (1,177)        (548)     (1,829)
                                        -----       -------      -------     -------
Net balance at December 31, 2009 ..     $ 127       $  (968)     $   115     $  (726)
                                        =====       =======      =======     =======
Balance at January 1, 2008 ........     $ 140       $   160      $   568     $   868
Incurred guarantee benefits .......      (126)          (74)          --        (200)
Other reserve changes .............       410           356        2,322       3,088
                                        -----       -------      -------     -------
Balance at December 31, 2008 ......       424           442        2,890       3,756
Reinsurance recoverable ...........      (259)       (2,056)      (2,352)     (4,667)
                                        -----       -------      -------     -------
Net balance at December 31, 2008 ..     $ 165       $(1,614)     $   538     $  (911)
                                        =====       =======      =======     =======

The GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserves were determined in accordance with ASC 944, and the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve were determined in accordance with ASC 815.

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the amounts above at December 31, 2009 and 2008:

     - Data used included 1,000 stochastically generated investment performance scenarios. For ASC 815 calculations, risk neutral scenarios were used.

     - For life products, reserves were established using stochastic modeling of future separate account returns and best estimate mortality, lapse, and premium persistency assumptions, which vary by product.

     - Mean return and volatility assumptions were determined by asset class. Market consistent observed volatilities were used where available for ASC 815 calculations.

     - Annuity mortality was based on the 1994 MGDB table multiplied by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

     - Annuity base lapse rates vary by contract type, commission type, and by with or without living benefit or death benefit riders. The lapse rates range from 0.8% to 41.5% for GMDB and 0.3% and 41.5% for GMIB and GMWB.

     - The discount rates used in the ASC 944 calculations range from 6.4% to 7%. The discount rates used in the ASC 815 calculations were based on the term structure of swap curves with a credit spread based on the credit standing of MFC (for GMWB) and the reinsurers (for GMIB).

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 17 -- DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS

The balance of and changes in deferred policy acquisition costs as of and for the years ended December 31, were as follows:

                                                         DECEMBER 31,
                                                       ----------------
                                                         2009     2008
                                                       -------   ------
                                                         (IN MILLIONS)
Balance, beginning of year .........................   $ 9,419   $6,718
Capitalization .....................................     1,579    1,893
Amortization (1) ...................................    (1,119)     398
Change in unrealized investment gains and losses ...      (704)     410
Adoption of ASC 320 (Note 1) .......................        11       --
                                                       -------   ------
Balance, end of year ...............................   $ 9,186   $9,419
                                                       =======   ======

(1) In 2008, DAC amortization includes significant unlocking due to the impact of lower estimated gross profits arising from higher benefits to policyholders related to certain separate account guarantees. This unlocking contributed to the overall negative amortization during the year.

The balance of and changes in deferred sales inducements as of and for the years ended December 31, were as follows:

                                                       DECEMBER 31,
                                                       ------------
                                                        2009   2008
                                                        ----   ----
                                                       (IN MILLIONS)
Balance, beginning of year .........................    $427   $313
Capitalization .....................................      63    116
Amortization .......................................     (77)    (3)
Change in unrealized investment gains and losses ...     (12)     1
Adoption of ASC 320 (Note 1) .......................     (22)    --
                                                        ----   ----
Balance, end of year ...............................    $379   $427
                                                        ====   ====

NOTE 18 -- SHARE-BASED PAYMENTS

The Company participates in the stock compensation plans of MFC. The Company uses the Black-Scholes-Merton option pricing model to estimate the value of stock options granted to employees. The stock-based compensation is a legal obligation of MFC, but in accordance with U.S. GAAP, is recorded in the accounts of the Company in other operating costs and expenses.

STOCK OPTIONS (ESOP)

Under MFC's Executive Stock Option Plan ("ESOP"), stock options are granted to selected individuals. Options provide the holder with the right to purchase common shares at an exercise price equal to the higher of the prior day or prior five day average closing market price of MFC's common shares on the Toronto Stock Exchange on the date the options were granted. The options vest over a period not exceeding four years and expire not more than 10 years from the grant date. A total of 73.6 million common shares have been reserved for issuance under the ESOP.

MFC grants Deferred Share Units ("DSUs") under the ESOP and the Stock Plan for Non-Employee Directors. Under the ESOP, the holder is entitled to receive cash payment equal to the value of the same number of common shares plus credited dividends on retirement or termination of employment. These DSUs vest over a three-year period, and each DSU entitles the holder to receive one common share on retirement or termination of employment. When dividends are paid on MFC's common shares, holders of DSUs are deemed to receive dividends at the same rate, payable in the form of additional DSUs. In 2009, 2008, and 2007, 56,000, 217,000, and 191,000 DSUs, respectively, were issued to certain employees who elected to defer receipt of all or part of their annual bonus. Also, in 2008 and 2007, 269,000, and 260,000 DSUs were issued to certain employees who elected to defer payment of all or part of their restricted share units. In 2009, no DSUs were granted to certain employees to defer payment of all or part of their restricted share units since the restricted share units scheduled to vest in 2009 did so without any payment value. Restricted share units are discussed below. The DSUs issued in 2009, 2008, and 2007 vested immediately upon grant.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Under the Stock Plan for Non-Employee Directors, each eligible director may elect to receive his or her annual director's retainer and fees in DSUs or common shares in lieu of cash. Upon termination of board service, an eligible director who has elected to receive DSUs will be entitled to receive cash equal to the value of the DSUs accumulated in his or her account or, at his or her direction, an equivalent number of common shares. A total of one million common shares of MFC have been reserved for issuance under the Stock Plan for Non-Employee Directors

The Company recorded compensation expense for stock options granted of $9 million, $9 million, and $6 million for the years ended December 31, 2009, 2008, and 2007, respectively.

GLOBAL SHARE OWNERSHIP PLAN (GSOP)

Effective January 1, 2001, MFC established the Global Share Ownership Plan ("GSOP") for its eligible employees and the Stock Plan for Non-Employee Directors. Under the GSOP, qualifying employees can choose to apply up to 5% of their annual base earnings toward the purchase of common shares of MFC. MFC matches a percentage of the employee's eligible contributions up to a maximum amount. MFC's contributions vest immediately. All contributions are used by the GSOP's trustee to purchase common shares in the open market. The Company's compensation expense related to the GSOP was $1 million for each of the three years ended December 31, 2009, 2008, and 2007.

RESTRICTED SHARE UNIT PLAN (RSU)

In 2003, MFC established the Restricted Share Unit ("RSU") Plan. For the years ended December 31, 2009, 2008, and 2007, 3.8 million, 1.8 million, and 1.5 million RSUs, respectively, were granted to certain eligible employees under this plan. During 2009, in addition to the RSUs, 0.6 million Special RSUs and
1.5 million Performance Share Units ("PSUs") were granted to eligible employees under this plan. There were no Special RSUs or PSUs granted in 2008 or 2007. Each RSU/Special RSU/PSU entitles the recipient to receive payment equal to the market value of one common share, plus credited dividends, at the time of vesting, subject to any performance conditions.

For the years ended December 31, 2009, 2008, and 2007, the Company granted 2.0 million, 0.7 million, and 0.7 million RSUs, respectively, to certain eligible employees. RSUs granted in 2009 vest 25% on the first anniversary, 25% on the second anniversary, and 50% on the date that is 34 months from the grant date. RSUs granted prior to 2009 vest three years from the grant date. The related compensation expense is recognized over this period, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. The Company's compensation expense related to RSUs was $14 million, $24 million, and $28 million for the years ended December 31, 2009, 2008, and 2007, respectively.

For the year ended December 31, 2009, the Company granted 0.3 million Special RSUs to certain eligible employees. Special RSUs vest on the date that is 22 months from the grant date, and the related compensation expense is recognized over this period, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. The Company's compensation expense related to Special RSUs was $2 million for the year ended December 31, 2009.

For the year ended December 31, 2009, the Company granted 0.4 million PSUs to certain eligible employees. PSUs vest 25% on the first anniversary, 25% on the second anniversary, and 50% on the date that is 34 months from the grant date, subject to performance conditions that are equally weighted over the three performance periods, and the related compensation expense is recognized over this period, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. The Company's compensation expense related to PSUs was $3 million for the year ended December 31, 2009.

NOTE 19 -- SUBSEQUENT EVENTS

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2009 consolidated financial statements through the date on which the consolidated financial statements were issued.

During the quarter ended March 31, 2010, the Company changed its assessment of the possible disallowance of the tax treatment and for interest on past due taxes related to the leveraged lease contingency disclosed in Note 11 - Commitments, Guarantees, Contingencies, and Legal Proceedings. Had this change been reflected in the results for the year ended December

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 19 -- SUBSEQUENT EVENTS - (CONTINUED)

31, 2009, the Company would have increased its provision by an additional $93 million and the maximum exposure would have decreased by $93 million.

                   AUDITED FINANCIAL STATEMENTS

                   John Hancock Life Insurance Company (U.S.A.)
                   Separate Account H
                   December 31, 2009

                  John Hancock Life Insurance Company (U.S.A.)
                               Separate Account H

                          Audited Financial Statements

                                December 31, 2009

                                    CONTENTS

Report of Ernst & Young LLP, Independent Registered Public Accounting Firm .....    1
Statement of Assets and Liabilities ............................................    4
Statement of Operations and Changes in Contract Owners' Equity .................   30
Notes to Financial Statements ..................................................   87

(ERNST & YOUNG LOGO)                            ERNST & YOUNG LLP
                                                200 Clarendon Street
                                                Boston, Massachusetts 02116-5072

                                                Tel: + 1 617 266 2000
                                                Fax: + 1 617 266 5843
                                                www.ey.com

              REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

To the Contract Owners of
John Hancock Life Insurance Company (U.S.A.) Separate Account H

We have audited the accompanying statements of assets and liabilities of John Hancock Life Insurance Company (U.S.A.) Separate Account H ("the Account,") comprised of the following sub-accounts,

500 Index Fund B Series NAV
500 Index Series I
500 Index Series II
500 Index Series NAV
Active Bond Series I
Active Bond Series II
All Cap Core Series I
All Cap Core Series II
All Cap Growth Series I
All Cap Growth Series II
All Cap Value Series I
All Cap Value Series II
American Asset Allocation Series I
American Asset Allocation Series II
American Asset Allocation Series III
American Blue-Chip Income & Growth Series II
American Blue-Chip Income & Growth Series III
American Bond Series II
American Bond Series III
American Fundamental Holdings Series II
American Fundamental Holdings Series III
American Global Diversification Series II
American Global Growth Series II
American Global Growth Series III
American Global Small Capitalization Series II
American Global Small Capitalization Series III
American Growth Series II
American Growth Series III
American Growth-Income Series I
American Growth-Income Series II
American Growth-Income Series III
American High-Income Bond Series II
American High-Income Bond Series III
American International Series II
American International Series III
American New World Series II
American New World Series III
Balanced Series I
Basic Value Focus
Blue Chip Growth Series I
Blue Chip Growth Series II
Capital Appreciation Series I
Capital Appreciation Series II
Capital Appreciation Value Series II
CGTC Overseas Equity Series II
Core Allocation Plus Series I
Core Allocation Plus Series II
Core Allocation Series I
Core Allocation Series II
Core Balanced Series I
Core Balanced Series II
Core Balanced Strategy Series NAV
Core Disciplined Diversification Series II
Core Fundamental Holdings Series II
Core Fundamental Holdings Series III
Core Global Diversification Series II
Core Global Diversification Series III
Core Strategy Series II
Core Strategy Series NAV
Disciplined Diversification Series II
DWS Equity 500 Index
Equity- Income Series I
Equity-Income Series II
Financial Services Series I
Financial Services Series II
Founding Allocation Series I
Founding Allocation Series II
Fundamental Value Series I
Fundamental Value Series II
Global Bond Series I

                                   A member firm of Ernst & Young Global Limited

                              (ERNST & YOUNG LOGO)

Global Bond Series II
Global Trust Series I
Global Trust Series II
Health Sciences Series I
Health Sciences Series II
High Income Series II
High Yield Series I
High Yield Series II
International Core Series I
International Core Series II
International Equity Index A Series I
International Equity Index A Series II
International Equity Index Series NAV
International Small Company Series I
International Small Company Series II
International Value Series I
International Value Series II
Investment Quality Bond Series I
Investment Quality Bond Series II
Large Cap Value Series I
Large Cap Value Series II
Lifestyle Aggressive Series I
Lifestyle Aggressive Series II
Lifestyle Balanced Series I
Lifestyle Balanced Series II
Lifestyle Conservative Series I
Lifestyle Conservative Series II
Lifestyle Growth Series I
Lifestyle Growth Series II
Lifestyle Moderate Series I
Lifestyle Moderate Series II
Marisco International Opportunities Series II
Mid Cap Index Series I
Mid Cap Index Series II
Mid Cap Stock Series I
Mid Cap Stock Series II
ML Global Allocation
Money Market Series I
Money Market Series II
Money Market Trust B Series NAV
Mutual Shares Series I
Natural Resources Series II
Optimized All Cap Series II
Optimized Value Series II
Pacific Rim Series I
Pacific Rim Series II
PIMCO All Asset
Real Estate Securities Series I
Real Estate Securities Series II
Real Return Bond Series II
Science & Technology Series I
Science & Technology Series II
Small Cap Index Series I
Small Cap Index Series II
Small Cap Opportunities Series I
Small Cap Opportunities Series II
Small Cap Value Focus
Small Company Value Series I
Small Company Value Series II
Smaller Company Growth Series I
Smaller Company Growth Series II
Strategic Bond Series I
Strategic Bond Series II
Strategic Income Series II
T Rowe Price Mid Value Series I
T Rowe Price Mid Value Series II
Total Bond Market Trust A Series II
Total Bond Market Trust A Series NAV
Total Return Series I
Total Return Series II
Total Stock Market Index Series I
Total Stock Market Index Series II
U.S. Government Securities Series I
U.S. Government Securities Series II
U.S. High Yield Series II
UBS Large Cap Series I
UBS Large Cap Series II
Utilities Series I
Utilities Series II
Value Series I
Value Series II
Wellington Small Cap Growth Series I
Wellington Small Cap Growth Series II
Wellington Small Cap Value Series I
Wellington Small Cap Value Series II
Wells Capital Core Bond Series II

as of December 31, 2009, and the related statements of operations and changes in contract owners' equity for the above mentioned sub-accounts and for the American Century - Small Company Series II, Emerging Small Company Series I, Emerging Small Company Series II, Global Allocation Series I, Global Allocation Series II, Income & Value Series I, Income & Value Series II, International Small Cap Series I, International Small Cap Series

                                   A member firm of Ernst & Young Global Limited

                              (ERNST & YOUNG LOGO)

II, LMFC Core Equity Series I, LMFC Core Equity Series II, Mid Cap Intersection Series I, Mid Cap Intersection Series II, Mid Cap Value Series I, Mid Cap Value Series II, PIM Classic Value Series II, Scudder Fixed Income - B, U.S. Large Cap Value Series I, and U.S. Large Cap Value Series II sub-accounts (the "closed sub-accounts") for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account's internal controls over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the underlying Portfolios. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the above mentioned sub-accounts constituting John Hancock Life Insurance Company (U.S.A.) Separate Account H at December 31, 2009, and the results of their and the closed sub-accounts' operations and changes in contract owners' equity for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                        (ERNST & YOUNG LLP)

April 7, 2010

                                   A member firm of Ernst & Young Global Limited

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                     500 Index Fund B   500 Index    500 Index    500 Index   Active Bond   Active Bond
                                        Series NAV       Series I    Series II    Series NAV    Series I     Series II
                                     ----------------  -----------  -----------  -----------  -----------  ------------
TOTAL ASSETS
Investments at fair value               $50,844,059    $52,556,231  $45,925,356  $48,071,484  $66,650,000  $317,842,165
                                        ===========    ===========  ===========  ===========  ===========  ============
NET ASSETS
Contracts in accumulation               $50,839,253    $52,516,308  $45,925,356  $48,071,484  $66,520,828  $317,828,675
Contracts in payout (annuitization)           4,806         39,923                                129,172        13,490
                                        -----------    -----------  -----------  -----------  -----------  ------------
Total net assets                        $50,844,059    $52,556,231  $45,925,356  $48,071,484  $66,650,000  $317,842,165
                                        ===========    ===========  ===========  ===========  ===========  ============
Units outstanding                         5,401,407      5,498,354    3,663,218    3,111,404    4,629,413    22,493,252
Unit value                              $      9.41    $      9.56  $     12.54  $     15.45  $     14.40  $      14.13
Shares                                    3,655,216      5,395,917    4,729,697    5,007,446    7,244,565    34,548,061
Cost                                    $65,537,961    $56,538,787  $48,787,737  $44,167,317  $68,040,612  $325,604,386

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                       All Cap      All Cap      All Cap      All Cap      All Cap      All Cap
                                     Core Series  Core Series     Growth       Growth       Value        Value
                                          I           II         Series I    Series II     Series I    Series II
                                     -----------  -----------  -----------  -----------  -----------  -----------
TOTAL ASSETS
Investments at fair value            $51,277,494  $ 8,269,956  $75,666,316  $11,664,090  $28,465,757  $28,320,941
                                     ===========  ===========  ===========  ===========  ===========  ===========
NET ASSETS
Contracts in accumulation            $51,224,210  $ 8,269,956  $75,473,883  $11,664,090  $28,465,757  $28,320,941
Contracts in payout (annuitization)       53,284                   192,433
                                     -----------  -----------  -----------  -----------  -----------  -----------
Total net assets                     $51,277,494  $ 8,269,956  $75,666,316  $11,664,090  $28,465,757  $28,320,941
                                     ===========  ===========  ===========  ===========  ===========  ===========
Units outstanding                      3,691,104      591,460    5,758,773    1,055,350    1,909,806    1,786,802
Unit value                           $     13.89  $     13.98  $     13.14  $     11.05  $     14.91  $     15.85
Shares                                 3,467,038      559,916    5,451,464      848,297    4,020,587    4,005,791
Cost                                 $48,820,141  $10,472,574  $73,997,500  $13,481,479  $32,010,169  $34,116,146

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                                                                   American      American
                                       American       American       American        Blue-         Blue-
                                        Asset           Asset          Asset      Chip Income   Chip Income
                                      Allocation     Allocation     Allocation     & Growth      & Growth    American Bond
                                       Series I       Series II     Series III     Series II    Series III     Series II
                                     ------------  --------------  ------------  ------------  ------------  -------------
TOTAL ASSETS
Investments at fair value            $166,221,231  $1,272,060,357  $143,081,118  $ 72,695,308  $105,778,584   $686,247,710
                                     ============  ==============  ============  ============  ============   ============
NET ASSETS
Contracts in accumulation            $166,098,906  $1,272,060,357  $143,081,118  $ 72,594,108  $105,778,584   $686,247,710
Contracts in payout (annuitization)       122,325                                     101,200
                                     ------------  --------------  ------------  ------------  ------------   ------------
Total net assets                     $166,221,231  $1,272,060,357  $143,081,118  $ 72,695,308  $105,778,584   $686,247,710
                                     ============  ==============  ============  ============  ============   ============
Units outstanding                      15,780,832     121,061,600    12,626,075     4,709,739     9,829,728     53,291,427
Unit value                           $      10.53  $        10.51  $      11.33  $      15.44  $      10.76   $      12.88
Shares                                 16,655,434     127,460,958    14,365,574     7,078,414    10,319,862     58,703,825
Cost                                 $140,853,658  $1,315,185,832  $126,767,751  $100,212,729  $ 89,623,127   $744,416,457

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                                       American       American       American       American     American
                                                      Fundamental   Fundamental       Global         Global       Global
                                     American Bond     Holdings       Holdings   Diversification     Growth       Growth
                                       Series III      Series II     Series III     Series II       Series II   Series III
                                     -------------  --------------  -----------  ---------------  ------------  ----------
TOTAL ASSETS
Investments at fair value             $136,900,813  $1,009,531,594  $57,027,889    $806,355,928   $182,646,259  $2,315,197
                                      ============  ==============  ===========    ============   ============  ==========
NET ASSETS
Contracts in accumulation             $136,900,813  $1,009,531,594  $57,027,889    $806,355,928   $182,646,259  $2,315,197
Contracts in payout (annuitization)
                                      ------------  --------------  -----------    ------------   ------------  ----------
Total net assets                      $136,900,813  $1,009,531,594  $57,027,889    $806,355,928   $182,646,259  $2,315,197
                                      ============  ==============  ===========    ============   ============  ==========
Units outstanding                       10,975,912      94,706,932    4,975,653      74,544,095     16,434,740     196,896
Unit value                            $      12.47  $        10.66  $     11.46    $      10.82   $      11.11  $    11.76
Shares                                  11,720,960     106,043,235    5,996,623      85,328,670     17,924,069     227,650
Cost                                  $132,853,732  $  975,806,057  $50,717,919    $808,966,587   $207,960,379  $1,939,894

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                        American        American
                                         Global          Global                                     American        American
                                         Small            Small         American       American      Growth-        Growth-
                                     Capitalization  Capitalization      Growth         Growth       Income          Income
                                       Series II       Series III       Series II     Series III    Series I       Series II
                                     --------------  --------------  --------------  -----------  ------------  ---------------
TOTAL ASSETS
Investments at fair value              $69,661,675    $30,698,325    $1,013,458,102  $61,648,679  $169,407,036  $   820,869,311
                                       ===========    ===========    ==============  ===========  ============  ===============
NET ASSETS
Contracts in accumulation              $69,640,859    $30,698,325    $1,013,340,881  $61,648,679  $169,166,223  $   820,735,428
Contracts in payout (annuitization)         20,816                          117,221                    240,813          133,883
                                       -----------    -----------    --------------  -----------  ------------  ---------------
Total net assets                       $69,661,675    $30,698,325    $1,013,458,102  $61,648,679  $169,407,036  $   820,869,311
                                       ===========    ===========    ==============  ===========  ============  ===============
Units outstanding                        7,182,756      2,977,421        64,065,633    5,974,669    10,752,046       55,869,154
Unit value                             $      9.70    $     10.31    $        15.82  $     10.32  $      15.76  $         14.69
Shares                                   8,293,057      3,654,563        76,660,976    4,670,354    12,502,364       60,625,503
Cost                                   $72,165,572    $23,075,354    $1,294,163,233  $53,793,699  $135,412,516  $ 1,008,932,462

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                       American     American     American
                                       Growth-    High-Income     High-        American       American      American
                                        Income        Bond     Income Bond  International  International   New World
                                      Series III   Series II    Series III    Series II      Series III    Series II
                                     -----------  -----------  -----------  -------------  -------------  -----------
TOTAL ASSETS
Investments at fair value            $69,673,749  $53,604,734  $16,993,355   $679,801,048   $10,332,013   $72,479,383
                                     ===========  ===========  ===========   ============   ===========   ===========
NET ASSETS
Contracts in accumulation            $69,673,749  $53,604,734  $16,993,355   $679,749,900   $10,332,013   $72,479,383
Contracts in payout (annuitization)                                                51,148
                                     -----------  -----------  -----------   ------------   -----------   -----------
Total net assets                     $69,673,749  $53,604,734  $16,993,355   $679,801,048   $10,332,013   $72,479,383
                                     ===========  ===========  ===========   ============   ===========   ===========
Units outstanding                      6,435,982    4,417,794    1,265,146     30,806,778       899,512     5,873,612
Unit value                           $     10.83  $     12.13  $     13.43   $      22.07   $     11.49   $     12.34
Shares                                 5,153,384    5,250,219    1,666,015     43,829,855       667,874     6,121,569
Cost                                 $59,724,283  $52,080,818  $17,074,906   $838,566,698   $10,047,138   $69,148,104

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                      American                            Blue Chip     Blue Chip      Capital
                                      New World  Balanced     Basic        Growth        Growth     Appreciation
                                     Series III  Series I  Value Focus    Series I      Series II     Series I
                                     ----------  --------  -----------  ------------  ------------  ------------
TOTAL ASSETS
Investments at fair value            $1,529,386  $107,184  $ 9,606,351  $265,754,060  $113,765,343  $105,779,943
                                     ==========  ========  ===========  ============  ============  ============
NET ASSETS
Contracts in accumulation            $1,529,386  $107,184  $ 9,606,351  $265,335,343  $113,765,343  $105,659,714
Contracts in payout (annuitization)                                          418,717                     120,229
                                     ----------  --------  -----------  ------------  ------------  ------------
Total net assets                     $1,529,386  $107,184  $ 9,606,351  $265,754,060  $113,765,343  $105,779,943
                                     ==========  ========  ===========  ============  ============  ============
Units outstanding                       131,950     7,249      454,704    14,833,364     8,551,198    11,642,266
Unit value                           $    11.59  $  14.79  $     21.13  $      17.92  $      13.30  $       9.09
Shares                                  129,499     7,228      896,115    15,229,459     6,541,998    11,885,387
Cost                                 $1,254,184  $104,556  $12,461,292  $236,859,039  $114,424,224  $104,976,485

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                                      Capital       CGTC         Core         Core
                                        Capital    Appreciation   Overseas    Allocation   Allocation      Core
                                     Appreciation      Value       Equity        Plus         Plus      Allocation
                                       Series II     Series II    Series II    Series I     Series II    Series I
                                     ------------  ------------  ----------  -----------  ------------  ----------
TOTAL ASSETS
Investments at fair value             $62,885,529  $315,680,032  $3,365,802  $19,574,372  $148,644,338  $3,560,646
                                      ===========  ============  ==========  ===========  ============  ==========
NET ASSETS
Contracts in accumulation             $62,885,529  $315,680,032  $3,365,802  $19,574,372  $148,644,338  $3,560,646
Contracts in payout (annuitization)
                                      -----------  ------------  ----------  -----------  ------------  ----------
Total net assets                      $62,885,529  $315,680,032  $3,365,802  $19,574,372  $148,644,338  $3,560,646
                                      ===========  ============  ==========  ===========  ============  ==========
Units outstanding                       4,634,291    27,231,439     233,650    1,748,762    13,789,949     240,937
Unit value                            $     13.57  $      11.59  $    14.41  $     11.19  $      10.78  $    14.78
Shares                                  7,121,804    27,546,251     352,071    1,932,317    14,659,205     241,236
Cost                                  $60,659,592  $262,785,093  $4,252,568  $17,356,507  $127,549,633  $3,469,863

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                                                              Core           Core           Core
                                         Core        Core         Core      Balanced     Disciplined    Fundamental
                                      Allocation   Balanced    Balanced     Strategy   Diversification    Holdings
                                      Series II    Series I    Series II   Series NAV     Series II      Series II
                                     -----------  ----------  -----------  ----------  ---------------  -----------
TOTAL ASSETS
Investments at fair value            $27,949,683  $5,061,256  $44,238,231  $2,742,020    $57,113,925    $97,507,680
                                     ===========  ==========  ===========  ==========    ===========    ===========
NET ASSETS
Contracts in accumulation            $27,949,683  $5,061,256  $44,238,231  $2,742,020    $57,113,925    $97,507,680
Contracts in payout (annuitization)
                                     -----------  ----------  -----------  ----------    -----------    -----------
Total net assets                     $27,949,683  $5,061,256  $44,238,231  $2,742,020    $57,113,925    $97,507,680
                                     ===========  ==========  ===========  ==========    ===========    ===========
Units outstanding                      1,858,723     343,325    2,944,076     200,571      3,711,559      6,628,031
Unit value                           $     15.04  $    14.74  $     15.03  $    13.67    $     15.39    $     14.71
Shares                                 1,892,328     338,999    2,961,060     201,916      3,728,063      6,646,740
Cost                                 $27,010,430  $4,837,239  $41,592,222  $2,757,148    $54,185,957    $92,699,084

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                         Core
                                     Fundamental    Core Global      Core Global        Core         Core       Disciplined
                                       Holdings   Diversification  Diversification    Strategy     Strategy   Diversification
                                      Series III     Series II        Series III      Series II   Series NAV     Series II
                                     -----------  ---------------  ---------------  ------------  ----------  ---------------
TOTAL ASSETS
Investments at fair value             $9,425,361    $115,641,538      $6,222,893    $536,844,955  $6,030,992    $213,163,087
                                      ==========    ============      ==========    ============  ==========    ============
NET ASSETS
Contracts in accumulation             $9,425,361    $115,641,538      $6,222,893    $536,835,350  $6,030,992    $213,163,087
Contracts in payout (annuitization)                                                        9,605
                                      ----------    ------------      ----------    ------------  ----------    ------------
Total net assets                      $9,425,361    $115,641,538      $6,222,893    $536,844,955  $6,030,992    $213,163,087
                                      ==========    ============      ==========    ============  ==========    ============
Units outstanding                        651,197       7,610,718         416,864      43,900,932     422,492      18,658,677
Unit value                            $    14.47    $      15.19      $    14.93    $      12.23  $    14.27    $      11.42
Shares                                   643,369       7,602,994         409,670      46,480,083     523,978      19,308,251
Cost                                  $8,968,336    $111,576,344      $6,017,243    $538,534,459  $5,685,641    $174,678,272

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                                                                 Financial    Financial     Founding
                                      DWS Equity  Equity-Income  Equity-Income    Services     Services    Allocation
                                      500 Index      Series I      Series II      Series I    Series II     Series I
                                     -----------  -------------   ------------  -----------  -----------  -----------
TOTAL ASSETS
Investments at fair value            $16,616,008   $270,462,107   $148,221,786  $17,661,712  $29,096,166  $42,902,752
                                     ===========   ============   ============  ===========  ===========  ===========
NET ASSETS
Contracts in accumulation            $16,609,317   $269,891,838   $148,221,786  $17,661,712  $29,074,030  $42,902,752
Contracts in payout (annuitization)        6,691        570,269                                   22,136
                                     -----------   ------------   ------------  -----------  -----------  -----------
Total net assets                     $16,616,008   $270,462,107   $148,221,786  $17,661,712  $29,096,166  $42,902,752
                                     ===========   ============   ============  ===========  ===========  ===========
Units outstanding                        956,770     11,371,365     10,954,397    1,449,855    2,251,332    3,793,835
Unit value                           $     17.37   $      23.78   $      13.53  $     12.18  $     12.92  $     11.31
Shares                                 1,423,823     22,042,552     12,109,623    1,669,349    2,760,547    4,598,366
Cost                                 $18,532,547   $339,381,066   $180,684,236  $18,222,912  $30,824,742  $37,480,829

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                        Founding      Fundamental   Fundamental
                                       Allocation        Value         Value     Global Bond   Global Bond  Global Trust
                                        Series II      Series I      Series II     Series I     Series II     Series I
                                     --------------  ------------  ------------  -----------  ------------  ------------
TOTAL ASSETS
Investments at fair value            $1,261,885,677  $368,109,463  $305,287,199  $80,082,736  $176,112,067  $157,233,725
                                     ==============  ============  ============  ===========  ============  ============
NET ASSETS
Contracts in accumulation            $1,261,885,677  $367,442,329  $305,286,911  $80,053,836  $176,068,670  $157,068,457
Contracts in payout (annuitization)                       667,134           288       28,900        43,397       165,268
                                     --------------  ------------  ------------  -----------  ------------  ------------
Total net assets                     $1,261,885,677  $368,109,463  $305,287,199  $80,082,736  $176,112,067  $157,233,725
                                     ==============  ============  ============  ===========  ============  ============
Units outstanding                       128,398,406    28,241,296    22,342,435    3,158,491     9,499,821     9,049,797
Unit value                           $         9.83  $      13.03  $      13.66  $     25.35  $      18.54  $      17.37
Shares                                  134,961,035    28,781,037    23,906,593    6,596,601    14,602,991    11,527,399
Cost                                 $1,493,078,220  $306,210,941  $335,654,097  $89,439,833  $195,652,162  $150,042,375

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                     Global Trust  Health Sciences  Health Sciences  High Income   High Yield   High Yield
                                       Series II      Series I         Series II      Series II     Series I    Series II
                                     ------------  ---------------  ---------------  -----------  -----------  -----------
TOTAL ASSETS
Investments at fair value             $30,509,687    $40,344,711      $47,856,831    $18,649,559  $67,491,418  $90,801,684
                                      ===========    ===========      ===========    ===========  ===========  ===========
NET ASSETS
Contracts in accumulation             $30,425,107    $40,342,139      $47,856,447    $18,649,559  $67,408,900  $90,733,130
Contracts in payout (annuitization)        84,580          2,572              384                      82,518       68,554
                                      -----------    -----------      -----------    -----------  -----------  -----------
Total net assets                      $30,509,687    $40,344,711      $47,856,831    $18,649,559  $67,491,418  $90,801,684
                                      ===========    ===========      ===========    ===========  ===========  ===========
Units outstanding                       2,125,503      2,244,079        2,552,746      1,626,192    3,881,038    5,173,978
Unit value                            $     14.35    $     17.98      $     18.75    $     11.47  $     17.39  $     17.55
Shares                                  2,243,359      3,001,839        3,628,266      1,965,180    8,260,884   11,019,622
Cost                                  $39,017,640    $41,935,461      $47,970,829    $17,370,717  $59,179,287  $81,120,482

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                                                     International   International  International  International
                                     International   International  Equity Index A  Equity Index A   Equity Index  Small Company
                                     Core Series I  Core Series II     Series I       Series II       Series NAV      Series I
                                     -------------  --------------  --------------  --------------  -------------  ------------
TOTAL ASSETS
Investments at fair value             $37,608,478     $26,618,220     $14,194,153     $15,752,698    $23,975,976    $48,283,062
                                      ===========     ===========     ===========     ===========    ===========    ===========
NET ASSETS
Contracts in accumulation             $37,518,518     $26,591,084     $14,155,172     $15,752,698    $23,951,912    $48,265,791
Contracts in payout (annuitization)        89,960          27,136          38,981                         24,064         17,271
                                      -----------     -----------     -----------     -----------    -----------    -----------
Total net assets                      $37,608,478     $26,618,220     $14,194,153     $15,752,698    $23,975,976    $48,283,062
                                      ===========     ===========     ===========     ===========    ===========    ===========
Units outstanding                       2,759,093       1,799,491         806,351         911,711      2,431,392      3,935,891
Unit value                            $     13.63     $     14.79     $     17.60     $     17.28    $      9.86    $     12.27
Shares                                  4,141,903       2,909,095         975,543       1,082,660      1,636,585      5,499,210
Cost                                  $52,682,497     $36,465,196     $17,818,503     $19,592,124    $31,084,574    $49,507,247

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                     International  International  International   Investment    Investment
                                     Small Company      Value          Value      Quality Bond  Quality Bond  Large Cap Value
                                       Series II       Series I      Series II      Series I      Series II       Series I
                                     -------------  -------------  -------------  ------------  ------------  ---------------
TOTAL ASSETS
Investments at fair value             $28,557,164    $133,408,791   $123,004,856  $156,994,085  $135,966,685    $20,018,553
                                      ===========    ============   ============  ============  ============    ===========
NET ASSETS
Contracts in accumulation             $28,557,164    $133,278,079   $122,948,047  $156,641,092  $135,966,685    $20,018,553
Contracts in payout (annuitization)                       130,712         56,809       352,993
                                      -----------    ------------   ------------  ------------  ------------    -----------
Total net assets                      $28,557,164    $133,408,791   $123,004,856  $156,994,085  $135,966,685    $20,018,553
                                      ===========    ============   ============  ============  ============    ===========
Units outstanding                       2,328,932       8,033,229      6,733,805     8,810,880     8,375,031      1,157,609
Unit value                            $     12.26    $      16.61   $      18.27  $      17.82  $      16.23    $     17.29
Shares                                  3,252,524      11,682,031     10,789,900    14,156,365    12,260,296      1,308,402
Cost                                  $29,278,949    $178,428,988   $164,270,257  $155,546,909  $137,788,759    $26,979,243

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                                        Lifestyle     Lifestyle     Lifestyle      Lifestyle       Lifestyle
                                     Large Cap Value   Aggressive    Aggressive     Balanced       Balanced      Conservative
                                        Series II       Series I      Series II     Series I       Series II       Series I
                                     ---------------  ------------  ------------  ------------  ---------------  ------------
TOTAL ASSETS
Investments at fair value              $19,356,704    $ 95,282,705  $178,414,101  $662,525,999  $ 9,123,269,007  $208,449,069
                                       ===========    ============  ============  ============  ===============  ============
NET ASSETS
Contracts in accumulation              $19,354,942    $ 95,282,287  $178,414,101  $662,387,913  $ 9,122,518,794  $208,408,617
Contracts in payout (annuitization)          1,762             418                     138,086          750,213        40,452
                                       -----------    ------------  ------------  ------------  ---------------  ------------
Total net assets                       $19,356,704    $ 95,282,705  $178,414,101  $662,525,999  $ 9,123,269,007  $208,449,069
                                       ===========    ============  ============  ============  ===============  ============
Units outstanding                        1,133,545       6,570,279    12,202,049    40,029,522      611,485,345    11,452,790
Unit value                             $     17.08    $      14.50  $      14.62  $      16.55  $         14.92  $      18.20
Shares                                   1,268,460      13,052,426    24,473,814    61,401,853      848,676,187    17,620,378
Cost                                   $25,557,416    $123,436,707  $234,737,894  $728,154,087  $10,458,449,265  $202,785,091

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                                                                                                     Marisco
                                        Lifestyle      Lifestyle       Lifestyle      Lifestyle      Lifestyle    International
                                      Conservative      Growth      Growth Series     Moderate       Moderate     Opportunities
                                        Series II      Series I          II           Series I       Series II      Series II
                                     --------------  ------------  ---------------  ------------  --------------  -------------
TOTAL ASSETS
Investments at fair value            $2,071,301,574  $534,791,990  $11,149,868,272  $245,632,228  $2,638,639,970   $34,890,497
                                     ==============  ============  ===============  ============  ==============   ===========
NET ASSETS
Contracts in accumulation            $2,071,301,574  $533,988,060  $11,149,800,226  $243,737,360  $2,638,638,557   $34,890,497
Contracts in payout (annuitization)                       803,930           68,046     1,894,868           1,413
                                     --------------  ------------  ---------------  ------------  --------------   -----------
Total net assets                     $2,071,301,574  $534,791,990  $11,149,868,272  $245,632,228  $2,638,639,970   $34,890,497
                                     ==============  ============  ===============  ============  ==============   ===========
Units outstanding                       133,572,464    35,025,976      783,016,876    13,923,302     175,829,782     2,507,243
Unit value                           $        15.51  $      15.27  $         14.24  $      17.64  $        15.01   $     13.92
Shares                                  175,832,052    51,720,695    1,080,413,592    22,029,796     237,715,313     3,095,874
Cost                                 $2,028,221,923  $605,064,193  $13,501,515,691  $253,006,487  $2,781,252,334   $40,786,011

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                     Mid Cap Index  Mid Cap Index  Mid Cap Stock  Mid Cap Stock   ML Global  Money Market
                                        Series I      Series II       Series I      Series II    Allocation    Series I
                                     -------------  -------------  -------------  -------------  ----------  -------------
TOTAL ASSETS
Investments at fair value             $36,668,097    $74,102,879    $167,211,294   $107,670,416  $1,080,268   $240,289,995
                                      ===========    ===========    ============   ============  ==========   ============
NET ASSETS
Contracts in accumulation             $36,656,037    $74,095,704    $167,170,811   $107,670,061  $1,080,268   $240,091,468
Contracts in payout (annuitization)        12,060          7,175          40,483            355                    198,527
                                      -----------    -----------    ------------   ------------  ----------   ------------
Total net assets                      $36,668,097    $74,102,879    $167,211,294   $107,670,416  $1,080,268   $240,289,995
                                      ===========    ===========    ============   ============  ==========   ============
Units outstanding                       2,155,012      4,703,227      11,821,904      6,241,071      69,919     15,261,241
Unit value                            $     17.02    $     15.76    $      14.14   $      17.25  $    15.45   $      15.75
Shares                                  2,578,628      5,225,873      14,565,444      9,553,719      72,453     24,029,000
Cost                                  $42,050,962    $85,317,558    $207,002,530   $130,780,582  $  895,544   $240,289,995

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                                                                                            Optimized    Optimized
                                      Money Market       Money Market    Mutual Shares  Natural Resources    All Cap        Value
                                        Series II    Trust B Series NAV     Series I        Series II       Series II    Series II
                                     --------------  ------------------  -------------  -----------------  -----------  -----------
TOTAL ASSETS
Investments at fair value            $1,133,525,402      $32,691,653      $122,735,536     $173,158,032    $62,406,897  $11,845,975
                                     ==============      ===========      ============     ============    ===========  ===========
NET ASSETS:
Contracts in accumulation            $1,133,260,358      $32,691,653      $122,735,536     $172,981,996    $62,406,897  $11,840,651
Contracts in payout (annuitization)         265,044                                             176,036                       5,324
                                     --------------      -----------      ------------     ------------    -----------  -----------
Total net assets                     $1,133,525,402      $32,691,653      $122,735,536     $173,158,032    $62,406,897  $11,845,975
                                     ==============      ===========      ============     ============    ===========  ===========
Units outstanding                        88,916,938        2,574,889        11,608,152        4,956,632      4,142,487      969,174
Unit value                           $        12.75      $     12.70      $      10.57     $      34.93    $     15.07  $     12.22
Shares                                  113,352,540       32,691,653        13,561,938       15,698,824      5,725,404    1,331,008
Cost                                 $1,133,525,402      $32,691,653      $102,877,653     $164,193,624    $93,741,805  $18,256,022

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                                                                                                        Real Return
                                      Pacific Rim  Pacific Rim   PIMCO All       Real Estate           Real Estate         Bond
                                       Series I     Series II      Asset     Securities Series I  Securities Series II   Series II
                                     ------------  -----------  -----------  -------------------  --------------------  -----------
TOTAL ASSETS
Investments at fair value             $20,227,592  $21,146,740  $23,773,569      $48,549,391           $61,999,895      $85,501,849
                                      ===========  ===========  ===========      ===========           ===========      ===========
NET ASSETS:
Contracts in accumulation             $20,223,194  $21,146,740  $23,773,569      $48,469,546           $61,983,801      $85,480,898
Contracts in payout (annuitization)         4,398                                     79,845                16,094           20,951
                                      -----------  -----------  -----------      -----------           -----------      -----------
Total net assets                      $20,227,592  $21,146,740  $23,773,569      $48,549,391           $61,999,895      $85,501,849
                                      ===========  ===========  ===========      ===========           ===========      ===========
Units outstanding                       1,716,569    1,249,439    1,526,486        2,091,375             3,296,683        5,613,322
Unit value                            $     11.78  $     16.92  $     15.57      $     23.21           $     18.81      $     15.23
Shares                                  2,580,050    2,704,187    2,261,995        5,418,459             6,904,220        7,215,346
Cost                                  $23,999,398  $21,530,272  $24,849,270      $64,705,618           $76,166,728      $91,521,995

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                      Science &     Science &    Small Cap    Small Cap     Small Cap      Small Cap
                                      Technology    Technology     Index        Index     Opportunities  Opportunities
                                       Series I     Series II     Series I    Series II     Series I       Series II
                                     ------------  -----------  -----------  -----------  -------------  -------------
TOTAL ASSETS
Investments at fair value            $108,495,025  $51,365,381  $15,814,967  $58,966,313   $28,464,030    $26,863,935
                                     ============  ===========  ===========  ===========   ===========    ===========
NET ASSETS:
Contracts in accumulation            $108,398,721  $51,364,539  $15,809,311  $58,941,783   $28,457,013    $26,863,935
Contracts in payout (annuitization)        96,304          842        5,656       24,530         7,017
                                     ------------  -----------  -----------  -----------   -----------    -----------
Total net assets                     $108,495,025  $51,365,381  $15,814,967  $58,966,313   $28,464,030    $26,863,935
                                     ============  ===========  ===========  ===========   ===========    ===========
Units outstanding                       9,846,551    3,708,685    1,130,357    4,052,504     1,685,652      1,671,563
Unit value                           $      11.02  $     13.85  $     13.99  $     14.55   $     16.89    $     16.07
Shares                                  7,995,212    3,830,379    1,419,656    5,307,499     1,885,035      1,787,354
Cost                                 $ 90,385,096  $46,265,829  $19,645,058  $77,823,227   $37,894,228    $34,252,391


         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                                    Small         Small       Smaller      Smaller
                                      Small Cap    Company       Company      Company      Company     Strategic
                                        Value       Value        Value        Growth       Growth        Bond
                                        Focus      Series I      Series II    Series I    Series II    Series I
                                     ----------- ------------  ------------ -----------  -----------  -----------
TOTAL ASSETS
Investments at fair value            $4,610,241  $ 80,022,045  $78,532,147  $37,391,020  $21,622,822  $73,892,052
                                     ==========  ============  ===========  ===========  ===========  ===========
NET ASSETS:
Contracts in accumulation            $4,610,241  $ 79,908,882  $78,532,147  $37,364,160  $21,622,822  $73,831,792
Contracts in payout (annuitization)                   113,163                    26,860                    60,260
                                     ----------  ------------  -----------  -----------  -----------  -----------
Total net assets                     $4,610,241  $ 80,022,045  $78,532,147  $37,391,020  $21,622,822  $73,892,052
                                     ==========  ============  ===========  ===========  ===========  ===========
Units outstanding                       167,144     3,876,782    4,564,364    2,846,684    1,648,670    3,627,147
Unit value                           $    27.58  $      20.64  $     17.21  $     13.13  $     13.12  $     20.37
Shares                                  335,047     5,611,644    5,553,900    2,614,757    1,513,144    7,697,089
Cost                                 $6,894,083  $101,378,563  $97,321,884  $35,540,543  $20,567,536  $82,388,756

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                                                 T Rowe       T Rowe
                                      Strategic    Strategic    Price Mid    Price Mid     Total Bond     Total Bond
                                        Bond        Income        Value        Value     Market Trust A  Market Trust A
                                      Series II    Series II    Series I     Series II     Series II       Series NAV
                                     -----------  -----------  -----------  -----------  --------------  --------------
TOTAL ASSETS
Investments at fair value            $67,514,612  $12,305,166  $84,584,504  $92,029,468      $868,795      $30,655,027
                                     ===========  ===========  ===========  ===========      ========      ===========
NET ASSETS:
Contracts in accumulation            $67,514,612  $12,305,166  $84,508,790  $92,029,468      $868,795      $30,655,027
Contracts in payout (annuitization)                                 75,714
                                     -----------  -----------  -----------  -----------      --------      -----------
Total net assets                     $67,514,612  $12,305,166  $84,584,504  $92,029,468      $868,795      $30,655,027
                                     ===========  ===========  ===========  ===========      ========      ===========
Units outstanding                      4,336,364      767,713    5,577,843    6,142,311        64,240        2,360,787
Unit value                           $     15.57  $     16.03  $     15.16  $     14.98      $  13.52      $     12.99
Shares                                 7,025,454      922,426    8,631,072    9,381,189        64,498        2,277,491
Cost                                 $72,167,433  $11,813,312  $63,377,742  $69,025,626      $871,006      $31,142,902

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                                                 Total Stock  Total Stock      U.S.         U.S.
                                                                    Market       Market     Government   Government
                                     Total Return  Total Return     Index        Index      Securities   Securities
                                        Series I     Series II    Series I     Series II    Series I      Series II
                                     ------------  ------------  -----------  -----------  -----------  -----------
TOTAL ASSETS
Investments at fair value            $250,132,005  $306,155,661  $13,419,876  $41,686,321  $95,867,668  $86,991,253
                                     ============  ============  ===========  ===========  ===========  ===========
NET ASSETS:
Contracts in accumulation            $250,022,640  $305,990,557  $13,363,808  $41,623,821  $95,759,344  $86,933,487
Contracts in payout (annuitization)       109,365       165,104       56,068       62,500      108,324       57,766
                                     ------------  ------------  -----------  -----------  -----------  -----------
Total net assets                     $250,132,005  $306,155,661  $13,419,876  $41,686,321  $95,867,668  $86,991,253
                                     ============  ============  ===========  ===========  ===========  ===========
Units outstanding                      12,463,088    17,775,787    1,288,506    3,055,658    4,725,957    6,154,117
Unit value                           $      20.07  $      17.22  $     10.42  $     13.64  $     20.29  $     14.14
Shares                                 17,879,343    21,899,547    1,326,075    4,127,358    7,687,864    6,964,872
Cost                                 $245,056,762  $300,029,930  $14,846,098  $50,392,283  $97,782,174  $86,897,655

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                     U.S. High Yield  UBS Large Cap  UBS Large Cap   Utilities    Utilities
                                        Series II        Series I      Series II      Series I    Series II   Value Series I
                                     ---------------  -------------  -------------  -----------  -----------  --------------
TOTAL ASSETS
Investments at fair value               $6,400,742     $129,171,779   $ 9,291,293   $24,792,417  $28,486,949   $ 99,042,987
                                        ==========     ============   ===========   ===========  ===========   ============
NET ASSETS:
Contracts in accumulation               $6,400,742     $128,964,194   $ 9,291,017   $24,777,451  $28,486,949   $ 98,856,073
Contracts in payout (annuitization)                         207,585           276        14,966                     186,914
                                        ----------     ------------   -----------   -----------  -----------   ------------
Total net assets                        $6,400,742     $129,171,779   $ 9,291,293   $24,792,417  $28,486,949   $ 99,042,987
                                        ==========     ============   ===========   ===========  ===========   ============
Units outstanding                          407,858       10,813,548       789,704     1,410,049    1,086,877      5,780,835
Unit value                              $    15.69     $      11.95   $     11.77   $     17.58  $     26.21   $      17.13
Shares                                     519,120       11,764,278       848,520     2,377,029    2,749,706      7,218,877
Cost                                    $5,701,375     $181,491,187   $11,908,284   $30,507,082  $34,669,748   $115,588,491

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                                      Wellington   Wellington  Wellington  Wellington
                                                         Small       Small        Small       Small     Wells Capital
                                                      Cap Growth   Cap Growth   Cap Value   Cap Value     Core Bond
                                     Value Series II   Series I    Series II     Series I   Series II     Series II
                                     ---------------  ----------  -----------  ----------  -----------  -------------
TOTAL ASSETS
Investments at fair value              $28,921,543      $86,099   $30,670,851   $240,945   $37,413,620   $11,526,631
                                       ===========      =======   ===========   ========   ===========   ===========
NET ASSETS:
Contracts in accumulation              $28,921,543      $86,099   $30,670,851   $240,945   $37,412,078   $11,526,631
Contracts in payout (annuitization)                                                              1,542
                                       -----------      -------   -----------   --------   -----------   -----------
Total net assets                       $28,921,543      $86,099   $30,670,851   $240,945   $37,413,620   $11,526,631
                                       ===========      =======   ===========   ========   ===========   ===========
Units outstanding                        1,797,563        7,788     2,052,359     19,366     2,610,715       792,126
Unit value                             $     16.09      $ 11.06   $     14.94   $  12.44   $     14.33   $     14.55
Shares                                   2,114,148       10,386     3,740,348     16,020     2,494,241       871,250
Cost                                   $32,262,176      $79,476   $28,716,168   $190,201   $34,798,169   $10,981,761

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                          500 Index Fund B
                                             Series NAV             500 Index Series I         500 Index Series II
                                     -------------------------  --------------------------  -------------------------
                                         2009         2008          2009          2008          2009         2008
                                     -----------  ------------  ------------  ------------  -----------  ------------
Income:
   Dividend distributions received   $   998,910  $  1,318,297  $    798,875  $    542,663  $   603,615  $    267,282
Expenses:
   Mortality and expense risk and
      administrative charges            (700,288)   (1,008,054)     (741,247)   (1,219,922)    (650,472)     (935,526)
                                     -----------  ------------  ------------  ------------  -----------  ------------
Net investment income (loss)             298,622       310,243        57,628      (677,259)     (46,857)     (668,244)
                                     -----------  ------------  ------------  ------------  -----------  ------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                --       424,905            --            --           --            --
   Net realized gain (loss)           (4,145,698)   (3,268,258)   (4,506,477)    3,691,425   (1,785,917)    2,427,563
                                     -----------  ------------  ------------  ------------  -----------  ------------
Realized gains (losses)               (4,145,698)   (2,843,353)   (4,506,477)    3,691,425   (1,785,917)    2,427,563
                                     -----------  ------------  ------------  ------------  -----------  ------------
Unrealized appreciation
   (depreciation) during the period   14,100,729   (26,676,615)   14,750,211   (39,048,825)  10,748,760   (27,950,733)
                                     -----------  ------------  ------------  ------------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from operations     10,253,653   (29,209,725)   10,301,362   (36,034,659)   8,915,986   (26,191,414)
                                     -----------  ------------  ------------  ------------  -----------  ------------
Changes from principal
   transactions:
   Purchase payments                     240,893       460,754       211,492       429,158      279,702       683,459
   Transfers between sub-accounts
      and the company                   (927,366)   (4,541,018)   (5,631,954)   (6,652,835)    (313,636)   (4,647,012)
   Withdrawals                        (2,636,543)   (7,019,941)   (5,559,814)  (13,783,715)  (2,417,930)   (6,923,452)
   Annual contract fee                  (308,144)     (340,583)     (215,712)     (246,051)    (217,443)     (235,683)
                                     -----------  ------------  ------------  ------------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       (3,631,160)  (11,440,788)  (11,195,988)  (20,253,443)  (2,669,307)  (11,122,688)
                                     -----------  ------------  ------------  ------------  -----------  ------------
Total increase (decrease) in
   contract owners' equity             6,622,493   (40,650,513)     (894,626)  (56,288,102)   6,246,679   (37,314,102)
Contract owners' equity at
   beginning of period                44,221,566    84,872,079    53,450,857   109,738,959   39,678,677    76,992,779
                                     -----------  ------------  ------------  ------------  -----------  ------------
Contract owners' equity at end of
   period                            $50,844,059  $ 44,221,566  $ 52,556,231  $ 53,450,857  $45,925,356  $ 39,678,677
                                     ===========  ============  ============  ============  ===========  ============

                                         2009         2008           2009          2008         2009         2008
                                     -----------  ------------  ------------  ------------  -----------  ------------
Units, beginning of period             5,843,640     6,935,607     6,938,793     8,812,912    3,916,772     4,686,816
Units issued                             333,966       228,404       700,589       941,760      514,540       506,860
Units redeemed                           776,199     1,320,371     2,141,028     2,815,879      768,094     1,276,904
                                     -----------  ------------  ------------  ------------  -----------  ------------
Units, end of period                   5,401,407     5,843,640     5,498,354     6,938,793    3,663,218     3,916,772
                                     ===========  ============  ============  ============  ===========  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                      500 Index
                                      Series NAV     Active Bond Series I        Active Bond Series II
                                     -----------  --------------------------  ---------------------------
                                        2009          2009          2008          2009           2008
                                     -----------  ------------  ------------  ------------  -------------
Income:
   Dividend distributions received   $   579,362  $  4,542,090  $  4,201,451  $ 20,504,593  $  18,890,211
Expenses:
   Mortality and expense risk and
      administrative charges            (131,865)     (957,918)   (1,230,763)   (4,662,260)    (6,568,679)
                                     -----------  ------------  ------------  ------------  -------------
Net investment income (loss)             447,497     3,584,172     2,970,688    15,842,333     12,321,532
                                     -----------  ------------  ------------  ------------  -------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                --            --            --            --             --
   Net realized gain (loss)              193,582    (1,997,718)   (1,761,783)   (6,300,198)   (15,381,272)
                                     -----------  ------------  ------------  ------------  -------------
Realized gains (losses)                  193,582    (1,997,718)   (1,761,783)   (6,300,198)   (15,381,272)
                                     -----------  ------------  ------------  ------------  -------------
Unrealized appreciation
   (depreciation) during the period    3,904,167    11,663,091   (11,032,009)   48,040,578    (44,381,072)
                                     -----------  ------------  ------------  ------------  -------------
Net increase (decrease) in contract
   owners' equity from operations      4,545,246    13,249,545    (9,823,104)   57,582,713    (47,440,812)
                                     -----------  ------------  ------------  ------------  -------------
Changes from principal
   transactions:
   Purchase payments                  37,276,523        96,236       111,116     1,839,340      3,751,348
   Transfers between sub-accounts
      and the company                  7,470,843    (1,473,096)   (7,375,399)    5,720,051   (109,120,307)
   Withdrawals                           (43,257)  (10,011,733)  (13,814,483)  (21,363,978)   (61,534,371)
   Annual contract fee                (1,177,871)     (107,434)     (122,610)   (1,281,837)    (1,466,818)
                                     -----------  ------------  ------------  ------------  -------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       43,526,238   (11,496,027)  (21,201,376)  (15,086,424)  (168,370,148)
                                     -----------  ------------  ------------  ------------  -------------
Total increase (decrease) in
   contract owners' equity            48,071,484     1,753,518   (31,024,480)   42,496,289   (215,810,960)
Contract owners' equity at
   beginning of period                        --    64,896,482    95,920,962   275,345,876    491,156,836
                                     -----------  ------------  ------------  ------------  -------------
Contract owners' equity at end of
   period                            $48,071,484  $ 66,650,000  $ 64,896,482  $317,842,165  $ 275,345,876
                                     ===========  ============  ============  ============  =============

                                         2009         2009          2008          2009           2008
                                     -----------  ------------  ------------  ------------  -------------
Units, beginning of period                    --     5,542,442     7,221,980    23,846,814     37,399,025
Units issued                           3,191,284       322,366       172,373     2,179,147        291,217
Units redeemed                            79,880     1,235,395     1,851,911     3,532,709     13,843,428
                                     -----------  ------------  ------------  ------------  -------------
Units, end of period                   3,111,404     4,629,413     5,542,442    22,493,252     23,846,814
                                     ===========  ============  ============  ============  =============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                         All Cap Core Series I       All Cap Core Series II      All Cap Growth Series I
                                      --------------------------   -------------------------   ---------------------------
                                          2009          2008           2009          2008          2009           2008
                                      -----------   ------------   -----------   -----------   ------------   ------------
Income:
   Dividend distributions received    $   741,852   $  1,207,258   $   103,037   $   159,045   $    496,760   $    346,103
Expenses:
   Mortality and expense risk and
      administrative charges             (692,122)    (1,132,794)     (117,006)     (187,392)    (1,055,630)    (1,781,512)
                                      -----------   ------------   -----------   -----------   ------------   ------------
Net investment income (loss)               49,730         74,464       (13,969)      (28,347)      (558,870)    (1,435,409)
                                      -----------   ------------   -----------   -----------   ------------   ------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                 --             --            --            --             --             --
   Net realized gain (loss)                33,795      5,224,361      (676,315)     (359,796)    (1,992,640)     5,136,944
                                      -----------   ------------   -----------   -----------   ------------   ------------
Realized gains (losses)                    33,795      5,224,361      (676,315)     (359,796)    (1,992,640)     5,136,944
                                      -----------   ------------   -----------   -----------   ------------   ------------
Unrealized appreciation
   (depreciation) during the period    11,082,174    (42,000,670)    2,451,116    (5,366,452)    15,009,820    (68,086,055)
                                      -----------   ------------   -----------   -----------   ------------   ------------
Net increase (decrease) in contract
   owners' equity from operations      11,165,699    (36,701,845)    1,760,832    (5,754,595)    12,458,310    (64,384,520)
                                      -----------   ------------   -----------   -----------   ------------   ------------
Changes from principal
   transactions:
   Purchase payments                      167,076        366,846        32,117       134,900        335,793        783,785
   Transfers between sub-accounts
      and the company                  (3,335,426)    (8,905,600)     (404,536)   (2,132,855)    (6,213,835)   (11,904,048)
   Withdrawals                         (4,971,067)   (11,311,545)     (621,068)     (974,994)    (7,276,749)   (19,338,558)
   Annual contract fee                   (127,468)      (154,339)      (46,596)      (55,633)      (211,174)      (264,833)
                                      -----------   ------------   -----------   -----------   ------------   ------------
Net increase (decrease) in contract
   owners' equity from
   principal transactions              (8,266,885)   (20,004,638)   (1,040,083)   (3,028,582)   (13,365,965)   (30,723,654)
                                      -----------   ------------   -----------   -----------   ------------   ------------
Total increase (decrease) in
   contract owners' equity              2,898,814    (56,706,483)      720,749    (8,783,177)      (907,655)   (95,108,174)
Contract owners' equity at
   beginning of period                 48,378,680    105,085,163     7,549,207    16,332,384     76,573,971    171,682,145
                                      -----------   ------------   -----------   -----------   ------------   ------------
Contract owners' equity at end of
   period                             $51,277,494   $ 48,378,680   $ 8,269,956   $ 7,549,207   $ 75,666,316   $ 76,573,971
                                      ===========   ============   ===========   ===========   ============   ============

                                          2009          2008           2009          2008          2009           2008
                                      -----------   ------------   -----------   -----------   ------------   ------------
Units, beginning of period              4,404,983      5,690,761       681,898       875,613      6,912,443      8,855,075
Units issued                               76,938        150,841        21,818        64,431        176,602        240,422
Units redeemed                            790,817      1,436,619       112,256       258,146      1,330,272      2,183,054
                                      -----------   ------------   -----------   -----------   ------------   ------------
Units, end of period                    3,691,104      4,404,983       591,460       681,898      5,758,773      6,912,443
                                      ===========   ============   ===========   ===========   ============   ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                       All Cap Growth Series II      All Cap Value Series I       All Cap Value Series II
                                      --------------------------   --------------------------   --------------------------
                                          2009          2008           2009          2008          2009          2008
                                      -----------   ------------   -----------   ------------   -----------   ------------
Income:
   Dividend distributions received    $    53,703   $     17,029   $   134,694   $    288,163   $    80,276   $    189,619
Expenses:
   Mortality and expense risk and
      administrative charges             (165,990)      (267,164)     (392,912)      (562,401)     (410,476)      (572,561)
                                      -----------   ------------   -----------   ------------   -----------   ------------
Net investment income (loss)             (112,287)      (250,135)     (258,218)      (274,238)     (330,200)      (382,942)
                                      -----------   ------------   -----------   ------------   -----------   ------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                 --             --            --        952,054            --        898,673
   Net realized gain (loss)              (533,998)       943,715    (7,804,102)   (12,972,718)   (6,565,923)   (10,598,634)
                                      -----------   ------------   -----------   ------------   -----------   ------------
Realized gains (losses)                  (533,998)       943,715    (7,804,102)   (12,020,664)   (6,565,923)    (9,699,961)
                                      -----------   ------------   -----------   ------------   -----------   ------------
Unrealized appreciation
   (depreciation) during the period     2,506,818     (9,707,571)   13,744,172       (351,694)   12,569,912     (2,150,710)
                                      -----------   ------------   -----------   ------------   -----------   ------------
Net increase (decrease) in contract
   owners' equity from operations       1,860,533     (9,013,991)    5,681,852    (12,646,596)    5,673,789    (12,233,613)
                                      -----------   ------------   -----------   ------------   -----------   ------------
Changes from principal
   transactions:
   Purchase payments                       81,048        300,787       495,901        136,424       140,676        267,264
   Transfers between sub-accounts
      and the company                    (328,131)    (3,121,836)   (1,606,556)    (2,858,317)   (1,056,837)    (3,049,452)
   Withdrawals                           (654,475)    (1,812,455)   (2,771,987)    (5,155,534)   (1,876,276)    (4,321,189)
   Annual contract fee                    (55,228)       (66,439)      (97,882)      (101,304)     (122,535)      (133,195)
                                      -----------   ------------   -----------   ------------   -----------   ------------
Net Increase (decrease) in contract
   owners' equity from
   principal transactions                (956,786)    (4,699,943)   (3,980,524)    (7,978,731)   (2,914,972)    (7,236,572)
                                      -----------   ------------   -----------   ------------   -----------   ------------
Total increase (decrease) in
   contract owners' equity                903,747    (13,713,934)    1,701,328    (20,625,327)    2,758,817    (19,470,185)
Contract owners' equity at
   beginning of period                 10,760,343     24,474,277    26,764,429     47,389,756    25,562,124     45,032,309
                                      -----------   ------------   -----------   ------------   -----------   ------------
Contract owners' equity at end of
   period                             $11,664,090   $ 10,760,343   $28,465,757   $ 26,764,429   $28,320,941   $ 25,562,124
                                      ===========   ============   ===========   ============   ===========   ============

                                          2009          2008          2009           2008           2009          2008
                                      -----------   ------------   -----------   ------------   -----------   ------------
Units, beginning of period              1,159,235      1,505,198     2,222,846      2,757,009     2,008,606      2,483,069
Units issued                               82,583        104,533       243,752        400,393       185,228        238,010
Units redeemed                            186,468        450,496       556,792        934,556       407,032        712,473
                                      -----------   ------------   -----------   ------------   -----------   ------------
Units, end of period                    1,055,350      1,159,235     1,909,806      2,222,846     1,786,802      2,008,606
                                      ===========   ============   ===========   ============   ===========   ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                        American
                                          Asset
                                       Allocation            American Asset                  American Asset
                                        Series I          Allocation Series II           Allocation Series III
                                      ------------   ------------------------------   --------------------------
                                           2009            2009            2008           2009           2008
                                      ------------   --------------   -------------   ------------   -----------
Income:
   Dividend distributions received    $  2,973,753   $   21,212,688   $  20,708,165   $  3,071,490   $ 1,062,719
Expenses:
   Mortality and expense risk and
      administrative charges            (1,559,309)     (16,073,485)    (10,337,101)      (861,232)      (97,912)
                                      ------------   --------------   -------------   ------------   -----------
Net investment income (loss)             1,414,444        5,139,203      10,371,064      2,210,258       964,807
                                      ------------   --------------   -------------   ------------   -----------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                  --       25,200,552              --      2,031,254            --
   Net realized gain (loss)              2,117,430      (26,382,808)     (7,394,649)      (742,095)     (253,998)
                                      ------------   --------------   -------------   ------------   -----------
Realized gains (losses)                  2,117,430       (1,182,256)     (7,394,649)     1,289,159      (253,998)
                                      ------------   --------------   -------------   ------------   -----------
Unrealized appreciation
   (depreciation) during the period     25,367,574      228,325,765    (255,052,729)    22,139,091    (5,825,725)
                                      ------------   --------------   -------------   ------------   -----------
Net increase (decrease) in contract
   owners' equity from operations       28,899,448      232,282,712    (252,076,314)    25,638,508    (5,114,916)
                                      ------------   --------------   -------------   ------------   -----------
Changes from principal
   transactions:
   Purchase payments                       189,712      186,857,383     402,943,796     31,406,784    13,558,932
   Transfers between sub-accounts
      and the company                  140,304,932      125,433,782     176,831,837     54,802,810    25,833,961
   Withdrawals                          (2,992,233)     (37,895,039)    (25,599,131)    (1,642,627)      (89,518)
   Annual contract fee                    (180,628)      (6,470,340)     (3,070,797)    (1,312,816)           --
                                      ------------   --------------   -------------   ------------   -----------
Net increase (decrease) in contract
   owners' equity from
   principal transactions              137,321,783      267,925,786     551,105,705     83,254,151    39,303,375
                                      ------------   --------------   -------------   ------------   -----------
Total increase (decrease) in
   contract owners' equity             166,221,231      500,208,498     299,029,391    108,892,659    34,188,459
Contract owners' equity at
   beginning of period                          --      771,851,859     472,822,468     34,188,459            --
                                      ------------   --------------   -------------   ------------   -----------
Contract owners' equity at end of
   period                             $166,221,231   $1,272,060,357   $ 771,851,859   $143,081,118   $34,188,459
                                      ============   ==============   =============   ============   ===========

                                          2009            2009             2008           2009           2008
                                      ------------   --------------   -------------   ------------   -----------
Units, beginning of period                      --       89,206,351      37,748,943      3,702,897            --
Units issued                            17,890,867       39,567,417      55,753,323      9,197,582     3,790,875
Units redeemed                           2,110,035        7,712,168       4,295,915        274,404        87,978
                                      ------------   --------------   -------------   ------------   -----------
Units, end of period                    15,780,832      121,061,600      89,206,351     12,626,075     3,702,897
                                      ============   ==============   =============   ============   ===========

See accompanying notes.

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                            American Blue-Chip          American Blue-Chip
                                              Income & Growth            Income & Growth
                                                Series II                   Series III              American Bond Series II
                                      ---------------------------   --------------------------   ----------------------------
                                          2009           2008           2009          2008           2009            2008
                                      ------------   ------------   ------------   -----------   ------------   -------------
Income:
   Dividend distributions received    $    924,739   $  3,889,251   $  1,865,479   $   565,414   $ 16,054,618   $  71,942,006
Expenses:
   Mortality and expense risk and
      administrative charges            (1,017,489)    (1,621,514)      (552,826)      (41,681)    (9,660,820)    (12,620,196)
                                      ------------   ------------   ------------   -----------   ------------   -------------
Net investment income (loss)               (92,750)     2,267,737      1,312,653       523,733      6,393,798      59,321,810
                                      ------------   ------------   ------------   -----------   ------------   -------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                           4,644,982      1,241,777      3,298,963         6,385             --          24,545
   Net realized gain (loss)            (11,410,776)    (9,337,874)    (1,523,682)      (74,190)   (13,665,534)    (21,215,725)
                                      ------------   ------------   ------------   -----------   ------------   -------------
Realized gains (losses)                 (6,765,794)    (8,096,097)     1,775,281       (67,805)   (13,665,534)    (21,191,180)
                                      ------------   ------------   ------------   -----------   ------------   -------------
Unrealized appreciation
   (depreciation) during the period     21,551,469    (39,876,529)    19,200,121    (3,044,664)    65,883,183    (130,282,833)
                                      ------------   ------------   ------------   -----------   ------------   -------------
Net increase (decrease) in contract
   owners' equity from operations       14,692,925    (45,704,889)    22,288,055    (2,588,736)    58,611,447     (92,152,203)
                                      ------------   ------------   ------------   -----------   ------------   -------------
Changes from principal
   transactions:
   Purchase payments                       530,820      1,036,994     38,063,073     6,333,211     10,755,036      43,389,497
   Transfers between sub-accounts
      and the company                   (2,646,794)    (9,266,346)    31,993,214    11,950,755     66,548,906    (192,584,445)
   Withdrawals                          (6,280,604)   (17,804,176)      (686,951)      (70,535)   (31,351,372)    (44,809,156)
   Annual contract fee                    (243,970)      (293,214)    (1,319,756)     (183,746)    (3,606,210)     (4,047,811)
                                      ------------   ------------   ------------   -----------   ------------   -------------
Net increase (decrease) in contract
   owners' equity from
   principal transactions               (8,640,548)   (26,326,742)    68,049,580    18,029,685     42,346,360    (198,051,915)
                                      ------------   ------------   ------------   -----------   ------------   -------------
Total increase (decrease) in
   contract owners' equity               6,052,377    (72,031,631)    90,337,635    15,440,949    100,957,807    (290,204,118)
Contract owners' equity at
   beginning of period                  66,642,931    138,674,562     15,440,949            --    585,289,903     875,494,021
                                      ------------   ------------   ------------   -----------   ------------   -------------
Contract owners' equity at end of
   period                             $ 72,695,308   $ 66,642,931   $105,778,584   $15,440,949   $686,247,710   $ 585,289,903
                                      ============   ============   ============   ===========   ============   =============

                                          2009           2008           2009           2008          2009            2008
                                      ------------   ------------   ------------   -----------   ------------   -------------
Units, beginning of period               5,409,736      7,007,692      1,817,222            --     50,087,972      66,523,018
Units issued                               384,483        376,062      8,498,595     1,859,198     10,270,854       4,889,850
Units redeemed                           1,084,480      1,974,018        486,089        41,976      7,067,399      21,324,896
                                      ------------   ------------   ------------   -----------   ------------   -------------
Units, end of period                     4,709,739      5,409,736      9,829,728     1,817,222     53,291,427      50,087,972
                                      ============   ============   ============   ===========   ============   =============

See accompanying notes.

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                American Century - Small       American Fundamental
                                      American Bond Series III      Company Series II           Holdings Series II
                                     -------------------------  ------------------------  -----------------------------
                                         2009          2008         2009         2008          2009            2008
                                     ------------  -----------  -----------  -----------  --------------  -------------
Income:
   Dividend distributions received   $  3,822,969  $ 1,236,312  $     4,869  $        --  $   14,007,495  $  19,364,338
Expenses:
   Mortality and expense risk and
      administrative charges             (688,785)     (53,537)      (8,253)     (48,828)    (12,632,627)    (5,210,895)
                                     ------------  -----------  -----------  -----------  --------------  -------------
Net investment income (loss)            3,134,184    1,182,775       (3,384)     (48,828)      1,374,868     14,153,443
                                     ------------  -----------  -----------  -----------  --------------  -------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                 --           19           --        4,381              --     19,142,194
   Net realized gain (loss)              (149,227)    (271,307)  (1,947,605)    (753,788)    (15,227,178)    (2,370,049)
                                     ------------  -----------  -----------  -----------  --------------  -------------
Realized gains (losses)                  (149,227)    (271,288)  (1,947,605)    (749,407)    (15,227,178)    16,772,145
                                     ------------  -----------  -----------  -----------  --------------  -------------
Unrealized appreciation
   (depreciation) during the period     5,716,335   (1,669,253)   1,962,531     (791,428)    219,712,451   (185,146,030)
                                     ------------  -----------  -----------  -----------  --------------  -------------
Net increase (decrease) in contract
   owners' equity from operations       8,701,292     (757,766)      11,542   (1,589,663)    205,860,141   (154,220,442)
                                     ------------  -----------  -----------  -----------  --------------  -------------
Changes from principal
   transactions:
   Purchase payments                   48,871,060    7,560,048        6,841       13,463     191,558,004    433,455,108
   Transfers between sub-accounts
      and the company                  62,781,011   12,383,043   (1,888,924)    (303,019)     80,568,730    229,623,579
   Withdrawals                           (867,173)     (84,098)     (61,980)    (468,305)    (17,242,863)    (7,657,149)
   Annual contract fee                 (1,686,604)          --       (1,463)      (5,622)     (4,684,788)      (732,003)
                                     ------------  -----------  -----------  -----------  --------------  -------------
Net increase (decrease) in contract
   owners' equity from
   principal transactions             109,098,294   19,858,993   (1,945,526)    (763,483)    250,199,083    654,689,535
                                     ------------  -----------  -----------  -----------  --------------  -------------
Total increase (decrease) in
   contract owners' equity            117,799,586   19,101,227   (1,933,984)  (2,353,146)    456,059,224    500,469,093
Contract owners' equity at
   beginning of period                 19,101,227           --    1,933,984    4,287,130     553,472,370     53,003,277
                                     ------------  -----------  -----------  -----------  --------------  -------------
Contract owners' equity at end of
   period                            $136,900,813  $19,101,227  $        --  $ 1,933,984  $1,009,531,594  $ 553,472,370
                                     ============  ===========  ===========  ===========  ==============  =============

                                         2009          2008         2009         2008          2009            2008
                                     ------------  -----------  -----------  -----------  --------------  -------------
Units, beginning of period              1,708,415           --      230,989      285,978      64,803,896      4,218,758
Units issued                            9,347,192    1,856,695        2,637       59,238      34,168,950     61,885,840
Units redeemed                             79,695      148,280      233,626      114,227       4,265,914      1,300,702
                                     ------------  -----------  -----------  -----------  --------------  -------------
Units, end of period                   10,975,912    1,708,415           --      230,989      94,706,932     64,803,896
                                     ============  ===========  ===========  ===========  ==============  =============

See accompanying notes.

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                       American Fundamental          American Global              American Global
                                        Holdings Series III     Diversification Series II        Growth Series II
                                     ------------------------  ---------------------------  --------------------------
                                         2009         2008         2009           2008          2009          2008
                                     -----------  -----------  ------------  -------------  ------------  ------------
Income:
   Dividend distributions received   $ 1,037,490  $   572,839  $ 12,192,249  $  19,001,604  $  1,368,011  $  4,604,919
Expenses:
   Mortality and expense risk and
      administrative charges            (342,442)     (48,187)  (10,235,102)    (6,392,924)   (2,405,886)   (3,080,878)
                                     -----------  -----------  ------------  -------------  ------------  ------------
Net investment income (loss)             695,048      524,652     1,957,147     12,608,680    (1,037,875)    1,524,041
                                     -----------  -----------  ------------  -------------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                --      484,720            --     24,634,868     9,028,175            --
   Net realized gain (loss)             (295,940)     (68,985)  (22,426,442)   (13,504,024)  (15,812,856)  (10,585,616)
                                     -----------  -----------  ------------  -------------  ------------  ------------
Realized gains (losses)                 (295,940)     415,735   (22,426,442)    11,130,844    (6,784,681)  (10,585,616)
                                     -----------  -----------  ------------  -------------  ------------  ------------
Unrealized appreciation
   (depreciation) during the period    9,945,251   (3,635,281)  228,186,107   (229,764,545)   60,656,051   (85,909,493)
                                     -----------  -----------  ------------  -------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from operations     10,344,359   (2,694,894)  207,716,812   (206,025,021)   52,833,495   (94,971,068)
                                     -----------  -----------  ------------  -------------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments                  12,729,835    5,776,563   100,672,498    406,316,461     3,460,226    27,264,794
   Transfers between sub-accounts
      and the company                 20,467,460   11,328,587    12,197,470    216,383,245    (6,318,348)    4,329,141
   Withdrawals                          (356,532)     (91,489)  (14,004,326)   (15,269,374)   (6,025,063)   (9,814,801)
   Annual contract fee                  (476,000)          --    (4,294,765)      (948,189)   (1,075,096)   (1,106,824)
                                     -----------  -----------  ------------  -------------  ------------  ------------
Net Increase (decrease) in contract
   owners' equity from principal
   transactions                       32,364,763   17,013,661    94,570,877    606,482,143    (9,958,281)   20,672,310
                                     -----------  -----------  ------------  -------------  ------------  ------------
Total increase (decrease) in
   contract owners' equity            42,709,122   14,318,767   302,287,689    400,457,122    42,875,214   (74,298,758)
Contract owners' equity at
   beginning of period                14,318,767           --   504,068,239    103,611,117   139,771,045   214,069,803
                                     -----------  -----------  ------------  -------------  ------------  ------------
Contract owners' equity at end of
   period                            $57,027,889  $14,318,767  $806,355,928  $ 504,068,239  $182,646,259  $139,771,045
                                     ===========  ===========  ============  =============  ============  ============

                                         2009         2008         2009           2008          2009          2008
                                     -----------  -----------  ------------  -------------  ------------  ------------
Units, beginning of period             1,576,102           --    62,575,683      8,251,405    17,516,452    16,199,088
Units issued                           3,489,771    1,605,930    17,175,665     58,785,338     2,301,993     5,663,523
Units redeemed                            90,220       29,828     5,207,253      4,461,060     3,383,705     4,346,159
                                     -----------  -----------  ------------  -------------  ------------  ------------
Units, end of period                   4,975,653    1,576,102    74,544,095     62,575,683    16,434,740    17,516,452
                                     ===========  ===========  ============  =============  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                         American Global Small
                                        American Global       American Global Small         Capitalization
                                       Growth Series III    Capitalization Series II          Series III
                                     --------------------  --------------------------  ------------------------
                                        2009       2008        2009          2008          2009         2008
                                     ----------  --------  ------------  ------------  -----------  -----------
Income:
   Dividend distributions received   $   27,161  $ 10,690  $        854  $    807,499  $    10,886  $   128,180
Expenses:
   Mortality and expense risk and
      administrative charges            (11,676)     (802)     (865,890)   (1,021,370)    (176,102)     (12,505)
                                     ----------  --------  ------------  ------------  -----------  -----------
Net investment income (loss)             15,485     9,888      (865,036)     (213,871)    (165,216)     115,675
                                     ----------  --------  ------------  ------------  -----------  -----------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                           45,126        --     6,300,353            --    1,901,873           --
   Net realized gain (loss)             (49,868)   (3,475)  (18,905,249)   (9,004,279)    (865,764)     (19,757)
                                     ----------  --------  ------------  ------------  -----------  -----------
Realized gains (losses)                  (4,742)   (3,475)  (12,604,896)   (9,004,279)   1,036,109      (19,757)
                                     ----------  --------  ------------  ------------  -----------  -----------
Unrealized appreciation
   (depreciation) during the period     435,613   (60,309)   38,767,414   (38,033,588)   9,179,048   (1,556,077)
                                     ----------  --------  ------------  ------------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from operations       446,356   (53,896)   25,297,482   (47,251,738)  10,049,941   (1,460,159)
                                     ----------  --------  ------------  ------------  -----------  -----------
Changes from principal
   transactions:
   Purchase payments                  1,330,221   137,545     1,596,561     8,908,037    8,941,214    1,995,997
   Transfers between sub-accounts
      and the company                   360,679   187,803     2,106,461     4,757,164    7,229,202    4,501,964
   Withdrawals                          (57,044)   (1,782)   (2,635,449)   (4,023,001)    (217,568)     (20,510)
   Annual contract fee                  (34,685)       --      (340,024)     (364,452)    (321,756)          --
                                     ----------  --------  ------------  ------------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from
   principal transactions             1,599,171   323,566       727,549     9,277,748   15,631,092    6,477,451
                                     ----------  --------  ------------  ------------  -----------  -----------
Total increase (decrease) in
   contract owners' equity            2,045,527   269,670    26,025,031   (37,973,990)  25,681,033    5,017,292
Contract owners' equity at
   beginning of period                  269,670        --    43,636,644    81,610,634    5,017,292           --
                                     ----------  --------  ------------  ------------  -----------  -----------
Contract owners' equity at end of
   period                            $2,315,197  $269,670  $ 69,661,675  $ 43,636,644  $30,698,325  $ 5,017,292
                                     ==========  ========  ============  ============  ===========  ===========

                                        2009       2008        2009          2008          2009         2008
                                     ----------  --------  ------------  ------------  -----------  -----------
Units, beginning of period               32,316        --     7,111,095     6,051,069      777,248           --
Units issued                            175,398    33,004     2,710,394     3,524,092    2,692,470      780,139
Units redeemed                           10,818       688     2,638,733     2,464,066      492,297        2,891
                                     ----------  --------  ------------  ------------  -----------  -----------
Units, end of period                    196,896    32,316     7,182,756     7,111,095    2,977,421      777,248
                                     ==========  ========  ============  ============  ===========  ===========

See accompanying notes.

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                 American
                                                                                                  Growth-
                                                                          American Growth         Income
                                        American Growth Series II           Series III           Series I
                                     ------------------------------  ------------------------  ------------
                                          2009            2008           2009         2008         2009
                                     --------------  --------------  -----------  -----------  ------------
Income:
   Dividend distributions received   $      711,462  $   20,552,342  $   327,176  $   273,370  $  1,780,650
Expenses:
   Mortality and expense risk and
      administrative charges            (14,397,454)    (19,417,062)    (318,530)     (25,020)   (1,615,885)
                                     --------------  --------------  -----------  -----------  ------------
Net investment income (loss)            (13,685,992)      1,135,280        8,646      248,350       164,765
                                     --------------  --------------  -----------  -----------  ------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                          153,589,405      14,592,485    4,427,316        4,309            --
   Net realized gain (loss)             (85,838,335)     18,992,637   (1,473,946)     (14,088)    3,233,486
                                     --------------  --------------  -----------  -----------  ------------
Realized gains (losses)                  67,751,070      33,585,122    2,953,370       (9,779)    3,233,486
                                     --------------  --------------  -----------  -----------  ------------
Unrealized appreciation
   (depreciation) during the period     233,411,686    (705,810,557)  10,404,061   (2,549,080)   33,994,519
                                     --------------  --------------  -----------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from operations       287,476,764    (671,090,155)  13,366,077   (2,310,509)   37,392,770
                                     --------------  --------------  -----------  -----------  ------------
Changes from principal
   transactions:
   Purchase payments                     12,623,131      43,849,237   23,826,188    3,932,377       307,607
   Transfers between sub-accounts
      and the company                   (83,162,547)     71,602,459   16,113,380    8,009,220   143,198,451
   Withdrawals                          (59,286,910)   (123,681,555)    (448,506)     (42,551)  (11,174,967)
   Annual contract fee                   (4,395,722)     (4,628,605)    (796,997)          --      (316,825)
                                     --------------  --------------  -----------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from
   principal transactions              (134,222,048)    (12,858,464)  38,694,065   11,899,046   132,014,266
                                     --------------  --------------  -----------  -----------  ------------
Total increase (decrease) in
   contract owners' equity              153,254,716    (683,948,619)  52,060,142    9,588,537   169,407,036
Contract owners' equity at
   beginning of period                  860,203,386   1,544,152,005    9,588,537           --            --
                                     --------------  --------------  -----------  -----------  ------------
Contract owners' equity at end of
   period                            $1,013,458,102  $  860,203,386  $61,648,679  $ 9,588,537  $169,407,036
                                     ==============  ==============  ===========  ===========  ============

                                          2009            2008           2009         2008         2009
                                     --------------  --------------  -----------  -----------  ------------
Units, beginning of period               74,067,311      71,979,329    1,283,084           --            --
Units issued                              2,645,646      14,208,930    4,945,734    1,285,543    13,403,391
Units redeemed                           12,647,324      12,120,948      254,149        2,459     2,651,345
                                     --------------  --------------  -----------  -----------  ------------
Units, end of period                     64,065,633      74,067,311    5,974,669    1,283,084    10,752,046
                                     ==============  ==============  ===========  ===========  ============

See accompanying notes.

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                          American Growth-Income      American Growth-Income      American High-Income
                                               Series II                    Series III               Bond Series II
                                      -----------------------------  ------------------------  --------------------------
                                           2009            2008          2009         2008         2009          2008
                                      -------------  --------------  -----------  -----------  ------------  ------------
Income:
   Dividend distributions received    $   7,910,402  $   19,538,774  $   971,091  $   382,894  $  2,985,510  $  2,751,493
Expenses:
   Mortality and expense risk and
      administrative charges            (11,889,988)    (16,331,695)    (395,981)     (33,067)     (684,314)     (670,762)
                                      -------------  --------------  -----------  -----------  ------------  ------------
Net investment income (loss)             (3,979,586)      3,207,079      575,110      349,827     2,301,196     2,080,731
                                      -------------  --------------  -----------  -----------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                           67,299,595      18,812,171    2,966,602        7,716            --            --
   Net realized gain (loss)             (71,280,878)       (561,432)    (945,300)     (30,505)   (3,959,288)   (3,144,120)
                                      -------------  --------------  -----------  -----------  ------------  ------------
Realized gains (losses)                  (3,981,283)     18,250,739    2,021,302      (22,789)   (3,959,288)   (3,144,120)
                                      -------------  --------------  -----------  -----------  ------------  ------------
Unrealized appreciation
   (depreciation) during the period     200,764,627    (498,390,994)  12,678,472   (2,729,005)   15,342,774   (10,633,232)
                                      -------------  --------------  -----------  -----------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from operations       192,803,758    (476,933,176)  15,274,884   (2,401,967)   13,684,682   (11,696,621)
                                      -------------  --------------  -----------  -----------  ------------  ------------
Changes from principal transactions:
   Purchase payments                     11,875,690      35,685,749   20,923,690    4,795,080     1,940,607     6,149,547
   Transfers between sub-accounts
      and the company                   (68,159,032)     11,088,027   22,799,272    9,686,839     8,704,886    (2,801,841)
   Withdrawals                          (46,686,242)   (100,612,124)    (620,638)     (51,694)   (2,480,226)   (2,721,639)
   Annual contract fee                   (3,791,423)     (4,055,220)    (731,717)          --      (243,439)     (211,922)
                                      -------------  --------------  -----------  -----------  ------------  ------------
Net increase (decrease) in contract
   ownersowners' equity from
   principal transactions              (106,761,007)    (57,893,568)  42,370,607   14,430,225     7,921,828       414,145
                                      -------------  --------------  -----------  -----------  ------------  ------------
Total increase (decrease) in
   contract owners' equity               86,042,751    (534,826,744)  57,645,491   12,028,258    21,606,510   (11,282,476)
Contract owners' equity at beginning
   of period                            734,826,560   1,269,653,304   12,028,258           --    31,998,224    43,280,700
                                      -------------  --------------  -----------  -----------  ------------  ------------
Contract owners' equity at end of
   period                             $ 820,869,311  $  734,826,560  $69,673,749  $12,028,258  $ 53,604,734  $ 31,998,224
                                      =============  ==============  ===========  ===========  ============  ============

                                           2009            2008          2009         2008         2009          2008
                                      -------------  --------------  -----------  -----------  ------------  ------------
Units, beginning of period               63,942,059      66,655,734    1,445,391           --     3,593,978     3,619,489
Units issued                              4,381,486       7,507,307    5,230,712    1,451,403     2,273,849     1,454,956
Units redeemed                           12,454,391      10,220,982      240,121        6,012     1,450,033     1,480,467
                                      -------------  --------------  -----------  -----------  ------------  ------------
Units, end of period                     55,869,154      63,942,059    6,435,982    1,445,391     4,417,794     3,593,978
                                      =============  ==============  ===========  ===========  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                       American High-Income     American International     American International
                                         Bond Series III               Series II                 Series III
                                      ---------------------  ----------------------------  ----------------------
                                          2009       2008        2009           2008           2009        2008
                                      -----------  --------  ------------  --------------  -----------  ---------
Income:
   Dividend distributions received    $ 1,004,140  $  7,723  $  5,551,239  $   29,971,147  $   126,488  $  13,786
                                      -----------  --------  ------------  --------------  -----------  ---------
Expenses:
   Mortality and expense risk and
      administrative charges              (33,052)     (170)   (9,603,910)    (12,988,471)     (23,769)    (1,010)
                                      -----------  --------  ------------  --------------  -----------  ---------
Net investment income (loss)              971,088     7,553    (4,052,671)     16,982,676      102,719     12,776
                                      -----------  --------  ------------  --------------  -----------  ---------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                 --        --   130,772,943      17,077,309      143,620        168
   Net realized gain (loss)                11,417       (55)  (60,634,355)     15,294,108      (44,383)    (2,355)
                                      -----------  --------  ------------  --------------  -----------  ---------
Realized gains (losses)                    11,417       (55)   70,138,588      32,371,417       99,237     (2,187)
                                      -----------  --------  ------------  --------------  -----------  ---------
Unrealized appreciation
   (depreciation) during the period       (69,201)  (12,350)  142,504,373    (492,330,975)     390,121   (105,246)
                                      -----------  --------  ------------  --------------  -----------  ---------
Net increase (decrease) in contract
   owners' equity from operations         913,304    (4,852)  208,590,290    (442,976,882)     592,077    (94,657)
                                      -----------  --------  ------------  --------------  -----------  ---------
Changes from principal
   transactions:
   Purchase payments                   13,854,817    75,340     7,452,196      26,388,471    8,171,782     83,349
   Transfers between sub-accounts
      and the company                   2,551,387    33,067   (66,354,738)     16,352,021    1,556,976    290,864
   Withdrawals                             14,016      (625)  (36,632,901)    (76,677,481)     (17,142)      (899)
   Annual contract fee                   (443,099)       --    (2,941,169)     (3,017,483)    (250,337)        --
                                      -----------  --------  ------------  --------------  -----------  ---------
Net increase (decrease) in
   contract owners' equity
   from principal transactions         15,977,121   107,782   (98,476,612)    (36,954,472)   9,461,279    373,314
                                      -----------  --------  ------------  --------------  -----------  ---------
Total increase (decrease) in
   contract owners' equity             16,890,425   102,930   110,113,678    (479,931,354)  10,053,356    278,657
Contract owners' equity at
   beginning of period                    102,930        --   569,687,370   1,049,618,724      278,657         --
                                      -----------  --------  ------------  --------------  -----------  ---------
Contract owners' equity at end of
   period                             $16,993,355  $102,930  $679,801,048  $  569,687,370  $10,332,013  $ 278,657
                                      ===========  ========  ============  ==============  ===========  =========

                                          2009       2008        2009           2008           2009        2008
                                      -----------  --------  ------------  --------------  -----------  ---------
Units, beginning of period                 10,576        --    36,071,377      36,872,706       34,407         --
Units issued                            1,263,567    11,152     1,848,822       5,675,655      873,379     34,821
Units redeemed                              8,997       576     7,113,421       6,476,984        8,274        414
                                      -----------  --------  ------------  --------------  -----------  ---------
Units, end of period                    1,265,146    10,576    30,806,778      36,071,377      899,512     34,407
                                      ===========  ========  ============  ==============  ===========  =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                          American New World      American New World   Balanced
                                              Series II               Series III       Series I
                                      -------------------------  --------------------  --------
                                          2009         2008         2009       2008      2009
                                      -----------  ------------  ----------  --------  --------
Income:
   Dividend distributions received    $   622,729  $  1,403,946  $   19,661  $  4,753  $    869
Expenses:
   Mortality and expense risk and
      administrative charges             (803,349)   (1,007,174)     (7,431)     (316)     (237)
                                      -----------  ------------  ----------  --------  --------
Net investment income (loss)             (180,620)      396,772      12,230     4,437       632
                                      -----------  ------------  ----------  --------  --------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                            609,541            --       6,394        --     1,513
   Net realized gain (loss)            (8,146,850)   (8,418,269)     (9,317)     (928)       55
                                      -----------  ------------  ----------  --------  --------
Realized gains (losses)                (7,537,309)   (8,418,269)     (2,923)     (928)    1,568
                                      -----------  ------------  ----------  --------  --------
Unrealized appreciation
  (depreciation) during the period     27,481,179   (26,541,964)    304,211   (29,010)    2,628
                                      -----------  ------------  ----------  --------  --------
Net increase (decrease) in contract
   owners' equity from operations      19,763,250   (34,563,461)    313,518   (25,501)    4,828
                                      -----------  ------------  ----------  --------  --------
Changes from principal transactions:
   Purchase payments                    2,063,036     7,671,437     725,846    55,943    96,109
   Transfers between sub-accounts
      and the company                  16,797,602    (5,562,701)    390,137    85,942     8,658
   Withdrawals                         (4,607,494)   (7,403,899)      3,077    (1,754)      367
   Annual contract fee                   (219,399)     (211,333)    (17,822)       --    (2,778)
                                      -----------  ------------  ----------  --------  --------
Net increase (decrease) in contract
   owners' equity from
   principal transactions              14,033,745    (5,506,496)  1,101,238   140,131   102,356
                                      -----------  ------------  ----------  --------  --------
Total increase (decrease) in
   contract owners' equity             33,796,995   (40,069,957)  1,414,756   114,630   107,184
Contract owners' equity at beginning
   of period                           38,682,388    78,752,345     114,630        --        --
                                      -----------  ------------  ----------  --------  --------
Contract owners' equity at end of
   period                             $72,479,383  $ 38,682,388  $1,529,386  $114,630  $107,184
                                      ===========  ============  ==========  ========  ========

                                          2009         2008         2009       2008      2009
                                      -----------  ------------  ----------  --------  --------
Units, beginning of period              4,594,159     5,281,901      14,645        --        --
Units issued                            2,935,951     3,698,920     120,019    14,840     7,739
Units redeemed                          1,656,498     4,386,662       2,714       195       490
                                      -----------  ------------  ----------  --------  --------
Units, end of period                    5,873,612     4,594,159     131,950    14,645     7,249
                                      ===========  ============  ==========  ========  ========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                          Basic Value Focus       Blue Chip Growth Series I   Blue Chip Growth Series II
                                      -------------------------  ---------------------------  --------------------------
                                          2009         2008          2009           2008          2009          2008
                                      -----------  ------------  ------------  -------------  ------------  ------------
Income:
   Dividend distributions received    $   165,339  $    271,432  $    343,907  $   1,104,638  $     92,107  $    179,828
Expenses:
   Mortality and expense risk and
      administrative charges             (133,304)     (217,350)   (3,502,832)    (5,284,031)   (1,577,487)   (2,049,044)
                                      -----------  ------------  ------------  -------------  ------------  ------------
Net investment income (loss)               32,035        54,082    (3,158,925)    (4,179,393)   (1,485,380)   (1,869,216)
                                      -----------  ------------  ------------  -------------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                 --       137,259            --      6,248,923            --     2,154,360
   Net realized gain (loss)              (929,482)     (736,797)   (2,671,699)    12,209,123    (3,765,421)    4,684,511
                                      -----------  ------------  ------------  -------------  ------------  ------------
Realized gains (losses)                  (929,482)     (599,538)   (2,671,699)    18,458,046    (3,765,421)    6,838,871
                                      -----------  ------------  ------------  -------------  ------------  ------------
Unrealized appreciation
   (depreciation) during the period     3,192,776    (5,917,541)   87,263,486   (202,521,389)   38,695,393   (73,363,952)
                                      -----------  ------------  ------------  -------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from operations       2,295,329    (6,462,997)   81,432,862   (188,242,736)   33,444,592   (68,394,297)
                                      -----------  ------------  ------------  -------------  ------------  ------------
Changes from principal transactions:
Purchase payments                           1,604         5,664     1,072,463      1,503,003     2,147,925     3,171,152
Transfers between sub-accounts and
   the company                           (909,443)   (1,956,781)  (16,288,883)    (6,128,251)   (4,253,005)   16,309,288
Withdrawals                              (942,414)   (2,772,329)  (24,303,382)   (60,859,790)   (6,319,272)  (16,996,216)
Annual contract fee                       (32,212)      (40,485)     (641,328)      (725,310)     (437,333)     (459,644)
                                      -----------  ------------  ------------  -------------  ------------  ------------
Net increase (decrease) in contract
   ownersowners' equity from
   principal transactions              (1,882,465)   (4,763,931)  (40,161,130)   (66,210,348)   (8,861,685)    2,024,580
                                      -----------  ------------  ------------  -------------  ------------  ------------
Total increase (decrease) in
   contract owners' equity                412,864   (11,226,928)   41,271,732   (254,453,084)   24,582,907   (66,369,717)
                                      -----------  ------------  ------------  -------------  ------------  ------------
Contract owners' equity at beginning
   of period                            9,193,487    20,420,415   224,482,328    478,935,412    89,182,436   155,552,153
                                      -----------  ------------  ------------  -------------  ------------  ------------
Contract owners' equity at end of
   period                             $ 9,606,351  $  9,193,487  $265,754,060  $ 224,482,328  $113,765,343  $ 89,182,436
                                      ===========  ============  ============  =============  ============  ============

                                          2009          2008         2009           2008          2009          2008
                                      -----------  ------------  ------------  -------------  ------------  ------------
Units, beginning of period                560,419       771,091    17,615,463     21,089,264     9,393,422     9,256,377
Units issued                                3,666        13,339       558,669      2,076,577     1,254,099     2,753,965
Units redeemed                            109,381       224,011     3,340,768      5,550,378     2,096,323     2,616,920
                                      -----------  ------------  ------------  -------------  ------------  ------------
Units, end of period                      454,704       560,419    14,833,364     17,615,463     8,551,198     9,393,422
                                      ===========  ============  ============  =============  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                               Capital                    Capital              Capital Appreciation
                                        Appreciation Series I      Appreciation Series II         Value Series II
                                     --------------------------  -------------------------  --------------------------
                                         2009          2008         2009          2008          2009          2008
                                     ------------  ------------  -----------  ------------  ------------  ------------
Income:
   Dividend distributions received   $    241,058  $    581,848  $    28,235  $    142,109  $  5,304,684  $    749,700
Expenses:
   Mortality and expense risk and
      administrative charges           (1,412,368)   (2,040,151)    (842,589)   (1,054,832)   (3,782,798)     (516,719)
                                     ------------  ------------  -----------  ------------  ------------  ------------
Net investment income (loss)           (1,171,310)   (1,458,303)    (814,354)     (912,723)    1,521,886       232,981
                                     ------------  ------------  -----------  ------------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                 --            --           --            --     1,429,388            --
   Net realized gain (loss)            (5,258,060)   (2,019,102)  (2,368,018)     (932,608)   (4,608,807)   (1,179,858)
                                     ------------  ------------  -----------  ------------  ------------  ------------
Realized gains (losses)                (5,258,060)   (2,019,102)  (2,368,018)     (932,608)   (3,179,419)   (1,179,858)
                                     ------------  ------------  -----------  ------------  ------------  ------------
Unrealized appreciation
   (depreciation) during the period    38,693,631   (57,750,981)  21,300,742   (28,103,678)   71,870,119   (18,975,182)
                                     ------------  ------------  -----------  ------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from operations      32,264,261   (61,228,386)  18,118,370   (29,949,009)   70,212,586   (19,922,059)
                                     ------------  ------------  -----------  ------------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments                      293,110       683,465      712,544     2,060,397    71,605,264    56,532,963
   Transfers between sub-accounts
      and the company                  (6,527,226)  (12,218,656)   1,851,085    (3,676,521)   52,668,067    94,137,306
   Withdrawals                         (9,542,121)  (20,173,579)  (3,324,313)   (7,746,323)   (7,156,302)   (1,062,081)
   Annual contract fee                   (317,933)     (350,721)    (252,098)     (257,412)   (1,209,817)     (125,895)
                                     ------------  ------------  -----------  ------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       (16,094,170)  (32,059,491)  (1,012,782)   (9,619,859)  115,907,212   149,482,293
                                     ------------  ------------  -----------  ------------  ------------  ------------
Total increase (decrease) in
   contract owners' equity             16,170,091   (93,287,877)  17,105,588   (39,568,868)  186,119,798   129,560,234
Contract owners' equity at
   beginning of period                 89,609,852   182,897,729   45,779,941    85,348,809   129,560,234            --
                                     ------------  ------------  -----------  ------------  ------------  ------------
Contract owners' equity at end of
   period                            $105,779,943  $ 89,609,852  $62,885,529  $ 45,779,941  $315,680,032  $129,560,234
                                     ============  ============  ===========  ============  ============  ============

                                         2009          2008          2009         2008          2009          2008
                                     ------------  ------------  -----------  ------------  ------------  ------------
Units, beginning of period             13,837,049    17,485,893    4,711,470     5,413,753    14,299,260            --
Units issued                              603,059       668,710      813,424       633,863    15,832,862    14,928,187
Units redeemed                          2,797,842     4,317,554      890,603     1,336,146     2,900,683       628,927
                                     ------------  ------------  -----------  ------------  ------------  ------------
Units, end of period                   11,642,266    13,837,049    4,634,291     4,711,470    27,231,439    14,299,260
                                     ============  ============  ===========  ============  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                            CGTC Overseas             Core Allocation            Core Allocation
                                           Equity Series II            Plus Series I              Plus Series II
                                     --------------------------  -------------------------  --------------------------
                                         2009          2008          2009         2008          2009          2008
                                     ------------  ------------  -----------  ------------  ------------  ------------
Income:
   Dividend distributions received    $   55,969   $    81,934   $   283,438   $   26,831   $  1,900,829  $   201,088
Expenses:
   Mortality and expense risk and
      administrative charges             (47,208)      (81,128)     (116,591)     (10,881)    (1,676,423)    (159,241)
                                     -----------   -----------   -----------  -----------   ------------  -----------
Net investment income (loss)               8,761           806       166,847       15,950        224,406       41,847
                                     -----------   -----------   -----------  -----------   ------------  -----------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                --       316,330       644,770           --      4,926,244           --
   Net realized gain (loss)             (941,991)     (612,379)     (139,442)     (24,081)    (1,789,414)    (379,989)
                                     -----------   -----------   -----------  -----------   ------------  -----------
Realized gains (losses)                 (941,991)     (296,049)      505,328      (24,081)     3,136,830     (379,989)
                                     -----------   -----------   -----------  -----------   ------------  -----------
Unrealized appreciation
   (depreciation) during the period    1,680,199    (2,499,687)    2,723,788     (505,923)    25,467,435   (4,372,731)
                                     -----------   -----------   -----------  -----------   ------------  -----------
Net increase (decrease) in contract
   owners' equity from operations        746,969    (2,794,930)    3,395,963     (514,054)    28,828,671   (4,710,873)
                                     -----------   -----------   -----------  -----------   ------------  -----------
Changes from principal
   transactions:
   Purchase payments                      14,917        50,155     5,026,174    1,804,277     38,839,498   28,288,771
   Transfers between sub-accounts
      and the company                   (310,041)     (412,848)    7,263,735    2,909,096     37,584,613   23,002,397
   Withdrawals                          (262,540)     (497,571)      (88,375)      (6,950)    (2,400,847)    (255,264)
   Annual contract fee                    (9,459)      (11,621)     (169,845)     (45,649)      (502,560)     (30,068)
                                     -----------   -----------   -----------  -----------   ------------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                         (567,123)     (871,885)   12,031,689    4,660,774     73,520,704   51,005,836
                                     -----------   -----------   -----------  -----------   ------------  -----------
Total increase (decrease) in
   contract owners' equity               179,846    (3,666,815)   15,427,652    4,146,720    102,349,375   46,294,963
Contract owners' equity at
   beginning of period                 3,185,956     6,852,771     4,146,720           --     46,294,963           --
                                     -----------   -----------   -----------  -----------   ------------  -----------
Contract owners' equity at end of
   period                             $3,365,802   $ 3,185,956   $19,574,372   $4,146,720   $148,644,338  $46,294,963
                                     ===========   ===========   ===========  ===========   ============  ===========

                                         2009          2008          2009         2008          2009          2008
                                     -----------   -----------   -----------  -----------   ------------  -----------
Units, beginning of period               284,112       347,689       459,578           --      5,294,414           --
Units issued                              49,076       108,133     1,342,944      502,457      9,488,321    5,519,145
Units redeemed                            99,538       171,710        53,760       42,879        992,786      224,731
                                     -----------   -----------   -----------  -----------   ------------  -----------
Units, end of period                     233,650       284,112     1,748,762      459,578     13,789,949    5,294,414
                                     ===========   ===========   ===========  ===========   ============  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                          Core          Core
                                                                                        Balanced     Disciplined
                                        Core         Core        Core         Core      Strategy   Diversification
                                     Allocation   Allocation   Balanced     Balanced     Series        Series
                                      Series I    Series II    Series I    Series II       NAV           II
                                     ----------  -----------  ----------  -----------  ----------  ---------------
                                        2009         2009        2009        2009         2009          2009
                                     ----------  -----------  ----------  -----------  ----------  ---------------
Income:
   Dividend distributions received   $  121,554  $   902,264  $   80,917  $   636,623  $   50,143    $ 1,112,798
Expenses:
   Mortality and expense risk and
      administrative charges             (9,079)    (141,016)    (13,022)    (225,014)     (6,946)      (287,016)
                                     ----------  -----------  ----------  -----------  ----------    -----------
Net investment income (loss)            112,475      761,248      67,895      411,609      43,197        825,782
                                     ----------  -----------  ----------  -----------  ----------    -----------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                               --           --          --           --          --             --
   Net realized gain (loss)               4,831      286,216       7,983      304,942       2,048        318,478
                                     ----------  -----------  ----------  -----------  ----------    -----------
Realized gains (losses)                   4,831      286,216       7,983      304,942       2,048        318,478
                                     ----------  -----------  ----------  -----------  ----------    -----------
Unrealized appreciation
   (depreciation) during the period      90,783      939,252     224,017    2,646,009     (15,127)     2,927,967
                                     ----------  -----------  ----------  -----------  ----------    -----------
Net increase (decrease) in contract
   owners' equity from operations       208,089    1,986,716     299,895    3,362,560      30,118      4,072,227
                                     ----------  -----------  ----------  -----------  ----------    -----------
Changes from principal transactions:
   Purchase payments                  2,621,520   10,154,675   3,088,694   13,071,968   2,661,380     16,529,339
   Transfers between sub-accounts
      and the company                   824,313   15,941,950   1,796,569   28,452,907      39,674     36,863,569
   Withdrawals                          (13,766)     (84,700)    (15,462)    (579,353)     10,848       (262,221)
   Annual contract fee                  (79,510)     (48,958)   (108,440)     (69,851)         --        (88,989)
                                     ----------  -----------  ----------  -----------  ----------    -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       3,352,557   25,962,967   4,761,361   40,875,671   2,711,902     53,041,698
                                     ----------  -----------  ----------  -----------  ----------    -----------
Total increase (decrease) in
   contract owners' equity            3,560,646   27,949,683   5,061,256   44,238,231   2,742,020     57,113,925
Contract owners' equity at
   beginning of period                       --           --          --           --          --             --
                                     ----------  -----------  ----------  -----------  ----------    -----------
Contract owners' equity at end of
   period                            $3,560,646  $27,949,683  $5,061,256  $44,238,231  $2,742,020    $57,113,925
                                     ==========  ===========  ==========  ===========  ==========    ===========

                                        2009         2009        2009         2009        2009           2009
                                     ----------  -----------  ----------  -----------  ----------    -----------
Units, beginning of period                   --           --          --           --          --             --
Units issued                            246,854    2,148,714     346,751    3,163,373     209,120      3,958,581
Units redeemed                            5,917      289,991       3,426      219,297       8,549        247,022
                                     ----------  -----------  ----------  -----------  ----------    -----------
Units, end of period                    240,937    1,858,723     343,325    2,944,076     200,571      3,711,559
                                     ==========  ===========  ==========  ===========  ==========    ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                         Core         Core
                                     Fundamental  Fundamental    Core Global      Core Global
                                       Holdings    Holdings    Diversification  Diversification
                                      Series II   Series III      Series II       Series III       Core Strategy Series II
                                     -----------  ----------   ---------------  ---------------  ---------------------------
                                         2009        2009           2009             2009            2009          2008
                                     -----------  ----------   ---------------  ---------------  ------------  -------------
Income:
   Dividend distributions received   $ 1,380,210  $  170,302    $  1,484,407      $  103,428     $  8,444,074  $   4,392,641
Expenses:
   Mortality and expense risk and
      administrative charges            (445,943)    (27,623)       (497,401)        (14,833)      (6,516,055)    (4,902,445)
                                     -----------  ----------    ------------      ----------     ------------  -------------
Net investment income (loss)             934,267     142,679         987,006          88,595        1,928,019       (509,804)
                                     -----------  ----------    ------------      ----------     ------------  -------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                --          --              --              --        2,144,094        121,084
   Net realized gain (loss)              203,492      49,360         441,722           8,541      (11,815,215)    (4,731,996)
                                     -----------  ----------    ------------      ----------     ------------  -------------
Realized gains (losses)                  203,492      49,360         441,722           8,541       (9,671,121)    (4,610,912)
                                     -----------  ----------    ------------      ----------     ------------  -------------
Unrealized appreciation
   (depreciation) during the period    4,808,596     457,025       4,065,194         205,649       95,762,151    (94,980,131)
                                     -----------  ----------    ------------      ----------     ------------  -------------
Net increase (decrease) in contract
   owners' equity from operations      5,946,355     649,064       5,493,922         302,785       88,019,049   (100,100,847)
                                     -----------  ----------    ------------      ----------     ------------  -------------
Changes from principal transactions:
   Purchase payments                  46,952,023   6,843,114      32,188,704       5,040,617       99,816,853    101,253,572
   Transfers between sub-accounts
      and the company                 45,147,167   2,140,451      78,176,784       1,015,126       43,059,801     35,789,373
   Withdrawals                          (453,360)     (3,194)        (76,869)         14,403       (9,773,169)   (12,977,700)
   Annual contract fee                   (84,505)   (204,074)       (141,003)       (150,038)      (2,772,691)    (1,415,911)
                                     -----------  ----------    ------------      ----------     ------------  -------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       91,561,325   8,776,297     110,147,616       5,920,108      130,330,794    122,649,334
                                     -----------  ----------    ------------      ----------     ------------  -------------
Total increase (decrease) in
   contract owners' equity            97,507,680   9,425,361     115,641,538       6,222,893      218,349,843     22,548,487
Contract owners' equity at
   beginning of period                        --          --              --              --      318,495,112    295,946,625
                                     -----------  ----------    ------------      ----------     ------------  -------------
Contract owners' equity at end of
   period                            $97,507,680  $9,425,361    $115,641,538      $6,222,893     $536,844,955  $ 318,495,112
                                     ===========  ==========    ============      ==========     ============  =============

                                          2009         2009           2009             2009           2009           2008
                                     -----------  ----------    ------------      ----------     ------------  -------------
Units, beginning of period                    --          --              --              --       31,256,689     21,010,365
Units issued                           6,850,775     681,445       8,065,506         427,239       16,577,258     13,935,443
Units redeemed                           222,744      30,248         454,788          10,375        3,933,015      3,689,119
                                     -----------  ----------    ------------      ----------     ------------  -------------
Units, end of period                   6,628,031     651,197       7,610,718         416,864       43,900,932     31,256,689
                                     ===========  ==========    ============      ==========     ============  =============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                     Core Strategy         Disciplined
                                       Series NAV   Diversification Series II     DWS Equity 500 Index
                                     -------------  -------------------------  -------------------------
                                          2009          2009          2008         2009         2008
                                     -------------  ------------  -----------  -----------  ------------
Income:
   Dividend distributions received    $  108,160    $  3,681,538  $   700,640  $   381,049  $    463,509
Expenses:
   Mortality and expense risk and
      administrative charges             (23,169)     (2,474,616)    (314,228)    (238,223)     (351,272)
                                      ----------    ------------  -----------  -----------  ------------
Net investment income (loss)              84,991       1,206,922      386,412      142,826       112,237
                                      ----------    ------------  -----------  -----------  ------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                --       1,420,130       45,697           --            --
   Net realized gain (loss)               21,433      (2,814,369)    (856,229)  (1,200,548)      (67,341)
                                      ----------    ------------  -----------  -----------  ------------
Realized gains (losses)                   21,433      (1,394,239)    (810,532)  (1,200,548)      (67,341)
                                      ----------    ------------  -----------  -----------  ------------
Unrealized appreciation
   (depreciation) during the period      345,351      47,780,437   (9,295,623)   4,287,047   (10,167,926)
                                      ----------    ------------  -----------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from operations        451,775      47,593,120   (9,719,743)   3,229,325   (10,123,030)
                                      ----------    ------------  -----------  -----------  ------------
Changes from principal
   transactions:
   Purchase payments                   5,719,582      64,123,251   40,772,562       92,858       532,321
   Transfers between sub-accounts
      and the company                     67,630      27,089,454   48,669,466   (1,504,970)     (348,153)
   Withdrawals                           (90,350)     (4,001,160)    (568,199)    (866,064)   (2,639,762)
   Annual contract fee                  (117,645)       (727,588)     (68,076)    (104,482)     (120,247)
                                      ----------    ------------  -----------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                        5,579,217      86,483,957   88,805,753   (2,382,658)   (2,575,841)
                                      ----------    ------------  -----------  -----------  ------------
Total increase (decrease) in
   contract owners' equity             6,030,992     134,077,077   79,086,010      846,667   (12,698,871)
Contract owners' equity at
   beginning of period                        --      79,086,010           --   15,769,341    28,468,212
                                      ----------    ------------  -----------  -----------  ------------
Contract owners' equity at end of
   period                             $6,030,992    $213,163,087  $79,086,010  $16,616,008  $ 15,769,341
                                      ==========    ============  ===========  ===========  ============

                                           2009          2009          2008         2009          2008
                                      ----------    ------------  -----------  -----------  ------------
Units, beginning of period                    --       8,663,009           --    1,125,518     1,252,764
Units issued                             448,608      12,654,961    9,435,817       28,805       131,262
Units redeemed                            26,116       2,659,293      772,808      197,553       258,508
                                      ----------    ------------  -----------  -----------  ------------
Units, end of period                     422,492      18,658,677    8,663,009      956,770     1,125,518
                                      ==========    ============  ===========  ===========  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                       Emerging Small Company      Emerging Small Company
                                              Series I                    Series II             Equity-Income Series I
                                     --------------------------  --------------------------  ---------------------------
                                         2009          2008          2009          2008          2009           2008
                                     ------------  ------------  ------------  ------------  ------------  -------------
Income:
   Dividend distributions received   $         --  $         --  $         --  $         --  $  5,177,813  $   9,021,653
Expenses:
   Mortality and expense risk and
      administrative charges             (425,225)     (796,246)     (267,537)     (446,248)   (3,637,080)    (5,977,367)
                                     ------------  ------------  ------------  ------------  ------------  -------------
Net investment income (loss)             (425,225)     (796,246)     (267,537)     (446,248)    1,540,733      3,044,286
                                     ------------  ------------  ------------  ------------  ------------  -------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                 --        30,423            --        15,997            --     11,015,627
   Net realized gain (loss)           (20,656,759)   (4,504,153)  (11,271,293)   (3,625,126)  (26,074,328)    (6,060,436)
                                     ------------  ------------  ------------  ------------  ------------  -------------
Realized gains (losses)               (20,656,759)   (4,473,730)  (11,271,293)   (3,609,129)  (26,074,328)     4,955,191
                                     ------------  ------------  ------------  ------------  ------------  -------------
Unrealized appreciation
   (depreciation) during the period    28,710,122   (24,138,718)   15,889,266   (11,013,101)   76,895,466   (181,284,470)
                                     ------------  ------------  ------------  ------------  ------------  -------------
Net increase (decrease) in contract
   owners' equity from operations       7,628,138   (29,408,694)    4,350,436   (15,068,478)   52,361,871   (173,284,993)
                                     ------------  ------------  ------------  ------------  ------------  -------------
Changes from principal
   transactions:
   Purchase payments                       95,178       217,186        78,738       231,853       714,010      1,320,288
   Transfers between sub-accounts
      and the company                 (38,743,953)   (7,581,442)  (21,633,812)   (2,397,617)  (16,321,131)   (37,050,937)
   Withdrawals                         (2,454,858)   (7,891,248)   (1,004,513)   (2,955,120)  (27,507,607)   (68,790,261)
   Annual contract fee                   (113,179)     (151,336)      (90,868)     (116,428)     (531,646)      (663,499)
                                     ------------  ------------  ------------  ------------  ------------  -------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       (41,216,812)  (15,406,840)  (22,650,455)   (5,237,312)  (43,646,374)  (105,184,409)
                                     ------------  ------------  ------------  ------------  ------------  -------------
Total increase (decrease) in
   contract owners' equity            (33,588,674)  (44,815,534)  (18,300,019)  (20,305,790)    8,715,497   (278,469,402)
Contract owners' equity at
   beginning of period                 33,588,674    78,404,208    18,300,019    38,605,809   261,746,610    540,216,012
                                     ------------  ------------  ------------  ------------  ------------  -------------
Contract owners' equity at end of
   period                            $         --  $ 33,588,674  $         --  $ 18,300,019  $270,462,107  $ 261,746,610
                                     ============  ============  ============  ============  ============  =============

                                         2009          2008          2009          2008          2009           2008
                                     ------------  ------------  ------------  ------------  ------------  -------------
Units, beginning of period              3,348,224     4,312,201     2,087,921     2,456,363    13,650,160     17,778,494
Units issued                              286,574       435,906       364,767       613,260       559,298        492,550
Units redeemed                          3,634,798     1,399,883     2,452,688       981,702     2,838,093      4,620,884
                                     ------------  ------------  ------------  ------------  ------------  -------------
Units, end of period                           --     3,348,224            --     2,087,921    11,371,365     13,650,160
                                     ============  ============  ============  ============  ============  =============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                      Financial Services         Financial Services
                                       Equity-Income Series II             Series I                  Series II
                                     ---------------------------  -------------------------  -------------------------
                                         2009           2008          2009         2008          2009         2008
                                     ------------  -------------  -----------  ------------  -----------  ------------
Income:
   Dividend distributions received   $  2,485,164  $   3,841,513  $   108,696  $    181,604  $   126,382  $    207,480
Expenses:
   Mortality and expense risk and
      administrative charges           (2,028,987)    (2,928,888)    (236,382)     (339,617)    (391,617)     (504,285)
                                     ------------  -------------  -----------  ------------  -----------  ------------
Net investment income (loss)              456,177        912,625     (127,686)     (158,013)    (265,235)     (296,805)
                                     ------------  -------------  -----------  ------------  -----------  ------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                 --      4,915,020           --     1,312,891           --     1,803,649
   Net realized gain (loss)           (18,603,395)    (6,794,681)  (5,718,619)   (4,866,715)  (8,977,439)   (4,873,523)
                                     ------------  -------------  -----------  ------------  -----------  ------------
Realized gains (losses)               (18,603,395)    (1,879,661)  (5,718,619)   (3,553,824)  (8,977,439)   (3,069,874)
                                     ------------  -------------  -----------  ------------  -----------  ------------
Unrealized appreciation
   (depreciation) during the period    45,914,588    (78,878,235)  11,014,382    (9,098,558)  17,427,696   (15,331,635)
                                     ------------  -------------  -----------  ------------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from operations      27,767,370    (79,845,271)   5,168,077   (12,810,395)   8,185,022   (18,698,314)
                                     ------------  -------------  -----------  ------------  -----------  ------------
Changes from principal
   transactions:
   Purchase payments                    2,926,683      5,299,955       59,167       164,921      701,805     2,563,900
   Transfers between sub-accounts
      and the company                     (19,476)   (16,530,043)    (354,811)    1,316,868     (691,847)    4,716,645
   Withdrawals                         (8,336,987)   (23,768,978)  (1,338,218)   (3,140,515)  (2,198,104)   (3,624,567)
   Annual contract fee                   (524,357)      (614,022)     (72,902)      (79,773)    (108,129)     (110,448)
                                     ------------  -------------  -----------  ------------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                        (5,954,137)   (35,613,088)  (1,706,764)   (1,738,499)  (2,296,275)    3,545,530
                                     ------------  -------------  -----------  ------------  -----------  ------------
Total increase (decrease) in
   contract owners' equity             21,813,233   (115,458,359)   3,461,313   (14,548,894)   5,888,747   (15,152,784)
Contract owners' equity at
   beginning of period                126,408,553    241,866,912   14,200,399    28,749,293   23,207,419    38,360,203
                                     ------------  -------------  -----------  ------------  -----------  ------------
Contract owners' equity at end of
   period                            $148,221,786  $ 126,408,553  $17,661,712  $ 14,200,399  $29,096,166  $ 23,207,419
                                     ============  =============  ===========  ============  ===========  ============

                                         2009           2008          2009         2008          2009         2008
                                     ------------  -------------  -----------  ------------  -----------  ------------
Units, beginning of period             11,489,143     13,764,913    1,623,612     1,791,838    2,476,693     2,221,999
Units issued                            1,960,438      1,543,962      480,142       710,713      698,450     1,184,859
Units redeemed                          2,495,184      3,819,732      653,899       878,939      923,811       930,165
                                     ------------  -------------  -----------  ------------  -----------  ------------
Units, end of period                   10,954,397     11,489,143    1,449,855     1,623,612    2,251,332     2,476,693
                                     ============  =============  ===========  ============  ===========  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                        Founding Allocation          Founding Allocation
                                             Series I                     Series II            Fundamental Value Series I
                                     ------------------------  ------------------------------  --------------------------
                                        2009         2008           2009           2008            2009           2008
                                     -----------  -----------  --------------  --------------  ------------  ------------
Income:
   Dividend distributions            $ 1,533,280  $   397,302  $   42,876,539  $   33,688,116  $  3,045,019  $  3,633,166
Expenses:
   Mortality and expense risk and
      administrative charges            (257,693)     (45,571)    (17,039,992)    (17,987,324)   (4,888,125)   (2,295,833)
                                     -----------  -----------  --------------  --------------  ------------  ------------
Net investment income (loss)           1,275,587      351,731      25,836,547      15,700,792    (1,843,106)    1,337,333
                                     -----------  -----------  --------------  --------------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain distributions                 --       22,327              --      19,560,910            --     1,389,688
   Net realized gain (loss)             (476,896)     (61,022)    (65,403,100)    (29,150,793)  (17,878,279)    1,118,802
                                     -----------  -----------  --------------  --------------  ------------  ------------
Realized gains (losses)                 (476,896)     (38,695)    (65,403,100)     (9,589,883)  (17,878,279)    2,508,490
                                     -----------  -----------  --------------  --------------  ------------  ------------
Unrealized appreciation
   (depreciation) during the period    8,641,751   (3,219,829)    331,376,127    (530,271,317)  106,925,088   (72,977,006)
                                     -----------  -----------  --------------  --------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from operations      9,440,442   (2,906,793)    291,809,574    (524,160,408)   87,203,703   (69,131,183)
                                     -----------  -----------  --------------  --------------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments                  10,055,361    5,783,857      22,059,006     421,542,017     1,515,185       509,250
   Transfers between sub-accounts
      and the company                 12,402,570    8,833,278     (43,223,208)    119,555,263   (18,761,576)  276,667,711
   Withdrawals                          (262,817)     (39,040)    (35,913,109)    (42,576,555)  (37,214,221)  (20,452,365)
   Annual Contract Fee                  (404,106)          --      (8,588,854)     (5,665,751)     (794,114)     (374,548)
                                     -----------  -----------  --------------  --------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       21,791,008   14,578,095     (65,666,165)    492,854,974   (55,254,726)  256,350,048
                                     -----------  -----------  --------------  --------------  ------------  ------------
Total increase (decrease) in
   contract owners' equity            31,231,450   11,671,302     226,143,409     (31,305,434)   31,948,977   187,218,865
Contract owners' equity at
   beginning of period                11,671,302           --   1,035,742,268   1,067,047,702   336,160,486   148,941,621
                                     -----------  -----------  --------------  --------------  ------------  ------------
Contract owners' equity at end of
   period                            $42,902,752  $11,671,302  $1,261,885,677  $1,035,742,268  $368,109,463  $336,160,486
                                     ===========  ===========  ==============  ==============  ============  ============

                                         2009        2008          2009             2008           2009          2008
                                     -----------  -----------  --------------  --------------  ------------  ------------
Units, beginning of period             1,344,727           --     136,082,295      88,894,665    33,466,331     8,885,514
Units issued                           2,590,662    1,385,406       4,923,965      57,225,144       867,144    28,092,605
Units redeemed                           141,554       40,679      12,607,854      10,037,514     6,092,179     3,511,788
                                     -----------  -----------  --------------  --------------  ------------  ------------
Units, end of period                   3,793,835    1,344,727     128,398,406     136,082,295    28,241,296    33,466,331
                                     ===========  ===========  ==============  ==============  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                          Fundamental Value            Global Allocation
                                              Series II                    Series I           Global Allocation Series II
                                     ---------------------------  --------------------------  ---------------------------
                                         2009           2008          2009          2008           2009          2008
                                     ------------  -------------  ------------  ------------  -------------  ------------
Income:
   Dividend distributions            $  1,950,053  $   2,063,219  $      3,420  $  1,943,605  $          --  $  8,236,558
Expenses:
   Mortality and expense risk and
      administrative charges           (4,251,494)    (5,170,376)     (342,452)     (661,007)    (1,719,439)   (2,772,015)
                                     ------------  -------------  ------------  ------------  -------------  ------------
Net investment income (loss)           (2,301,441)    (3,107,157)     (339,032)    1,282,598     (1,719,439)    5,464,543
                                     ------------  -------------  ------------  ------------  -------------  ------------
Realized gains (losses) on
   investments:
   Capital gain distributions                  --      3,962,716            --        93,230             --       365,472
   Net realized gain (loss)           (17,604,679)     2,098,093   (10,183,038)      147,150    (47,649,729)   (3,849,049)
                                     ------------  -------------  ------------  ------------  -------------  ------------
Realized gains (losses)               (17,604,679)     6,060,809   (10,183,038)      240,380    (47,649,729)   (3,483,577)
                                     ------------  -------------  ------------  ------------  -------------  ------------
Unrealized appreciation
   (depreciation) during the period    92,153,695   (156,084,796)   16,588,644   (18,300,333)    79,787,301   (71,263,026)
                                     ------------  -------------  ------------  ------------  -------------  ------------
Net increase (decrease) in contract
   owners' equity from operations      72,247,575   (153,131,144)    6,066,574   (16,777,355)    30,418,133   (69,282,060)
                                     ------------  -------------  ------------  ------------  -------------  ------------
Changes from principal
   transactions:
   Purchase payments                    3,073,409      7,156,968        23,916       118,388      2,285,355     4,369,832
   Transfers between sub-accounts
      and the company                  (3,881,052)    25,816,742   (30,070,912)   (5,670,135)  (149,254,440)  (11,001,526)
   Withdrawals                        (16,179,716)   (26,830,932)   (2,632,543)   (7,243,918)    (4,262,612)  (10,677,235)
   Annual Contract Fee                 (1,313,646)    (1,251,646)      (81,166)     (119,876)      (532,232)     (672,546)
                                     ------------  -------------  ------------  ------------  -------------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       (18,301,005)     4,891,132   (32,760,705)  (12,915,541)  (151,763,929)  (17,981,475)
                                     ------------  -------------  ------------  ------------  -------------  ------------
Total increase (decrease) in
   contract owners' equity             53,946,570   (148,240,012)  (26,694,131)  (29,692,896)  (121,345,796)  (87,263,535)
Contract owners' equity at
   beginning of period                251,340,629    399,580,641    26,694,131    56,387,027    121,345,796   208,609,331
                                     ------------  -------------  ------------  ------------  -------------  ------------
Contract owners' equity at end of
   period                            $305,287,199  $ 251,340,629  $         --  $ 26,694,131  $          --  $121,345,796
                                     ============  =============  ============  ============  =============  ============

                                         2009           2008          2009          2008           2009           2008
                                     ------------  -------------  ------------  ------------  -------------  ------------
Units, beginning of period             23,786,071     22,519,590     3,166,226     4,328,109     11,729,356    12,997,587
Units issued                            2,514,162      5,515,795       183,025       292,168        742,112       847,593
Units redeemed                          3,957,798      4,249,314     3,349,251     1,454,051     12,471,468     2,115,824
                                     ------------  -------------  ------------  ------------  -------------  ------------
Units, end of period                   22,342,435     23,786,071            --     3,166,226             --    11,729,356
                                     ============  =============  ============  ============  =============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                        Global Bond Series I         Global Bond Series II         Global Trust Series I
                                     --------------------------  ----------------------------  ----------------------------
                                         2009          2008           2009           2008           2009           2008
                                     ------------  ------------  -------------  -------------  -------------  -------------
Income:
   Dividend distributions            $  9,304,604  $    649,442  $  18,219,463  $   1,212,809  $   2,229,233  $   3,012,465
Expenses:
   Mortality and expense risk and
      administrative charges           (1,130,728)   (1,527,062)    (2,489,532)    (3,391,656)    (1,712,182)    (2,276,418)
                                     ------------  ------------  -------------  -------------  -------------  -------------
Net investment income (loss)            8,173,876      (877,620)    15,729,931     (2,178,847)       517,051        736,047
                                     ------------  ------------  -------------  -------------  -------------  -------------
Realized gains (losses) on
   investments:
   Capital gain distributions          10,390,495            --     20,377,073             --             --             --
   Net realized gain (loss)            (4,590,601)    1,514,310     (5,718,724)     2,450,004     (4,024,609)     3,987,054
                                     ------------  ------------  -------------  -------------  -------------  -------------
Realized gains (losses)                 5,799,894     1,514,310     14,658,349      2,450,004     (4,024,609)     3,987,054
                                     ------------  ------------  -------------  -------------  -------------  -------------
Unrealized appreciation
   (depreciation) during the period    (4,681,323)   (7,405,737)   (11,712,850)   (12,928,375)    40,425,172    (83,299,898)
                                     ------------  ------------  -------------  -------------  -------------  -------------
Net increase (decrease) in contract
   owners' equity from operations       9,292,447    (6,769,047)    18,675,430    (12,657,218)    36,917,614    (78,576,797)
                                     ------------  ------------  -------------  -------------  -------------  -------------
Changes from principal
   transactions:
   Purchase payments                      564,417       349,179      4,616,448      6,523,946     13,557,475      3,729,870
   Transfers between sub-accounts
      and the company                    (154,571)   11,350,992      9,582,651    (30,778,489)     8,777,532     (4,147,064)
   Withdrawals                        (10,939,594)  (20,554,112)   (10,557,158)   (20,702,524)   (10,996,554)   (23,887,014)
   Annual Contract Fee                   (175,623)     (178,934)      (701,115)      (786,187)      (625,659)      (181,532)
                                     ------------  ------------  -------------  -------------  -------------  -------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       (10,705,371)   (9,032,875)     2,940,826    (45,743,254)    10,712,794    (24,485,740)
                                     ------------  ------------  -------------  -------------  -------------  -------------
Total increase (decrease) in
   contract owners' equity             (1,412,924)  (15,801,922)    21,616,256    (58,400,472)    47,630,408   (103,062,537)
Contract owners' equity at
   beginning of period                 81,495,660    97,297,582    154,495,811    212,896,283    109,603,317    212,665,854
                                     ------------  ------------  -------------  -------------  -------------  -------------
Contract owners' equity at end of
   period                            $ 80,082,736  $ 81,495,660  $ 176,112,067  $ 154,495,811  $ 157,233,725  $ 109,603,317
                                     ============  ============  =============  =============  =============  =============

                                         2009          2008          2009            2008           2009           2008
                                     ------------  ------------  -------------  -------------  -------------  -------------
Units, beginning of period              3,602,575     3,988,009      9,374,175     12,098,539      6,778,204      7,318,177
Units issued                              654,845     2,013,405      2,132,217      3,827,529      3,480,690      1,030,270
Units redeemed                          1,098,929     2,398,839      2,006,571      6,551,893      1,209,097      1,570,243
                                     ------------  ------------  -------------  -------------  -------------  -------------
Units, end of period                    3,158,491     3,602,575      9,499,821      9,374,175      9,049,797      6,778,204
                                     ============  ============  =============  =============  =============  =============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                       Global Trust Series II     Health Sciences Series I  Health Sciences Series II
                                     --------------------------  -------------------------  -------------------------
                                         2009          2008          2009         2008          2009         2008
                                     ------------  ------------  -----------  ------------  -----------  ------------
Income:
   Dividend distributions            $    382,998  $    652,087  $        --  $         --  $        --  $         --
Expenses:
   Mortality and expense risk and
      administrative charges             (420,478)     (640,750)    (557,402)     (815,616)    (682,595)     (926,858)
                                     ------------  ------------  -----------  ------------  -----------  ------------
Net investment income (loss)              (37,480)       11,337     (557,402)     (815,616)    (682,595)     (926,858)
                                     ------------  ------------  -----------  ------------  -----------  ------------
Realized gains (losses) on
   investments:
   Capital gain distributions                  --            --      511,091     1,320,154      622,631     1,414,032
   Net realized gain (loss)            (2,729,076)   (1,895,434)  (4,548,913)   (3,707,824)  (6,844,947)   (5,004,708)
                                     ------------  ------------  -----------  ------------  -----------  ------------
Realized gains (losses)                (2,729,076)   (1,895,434)  (4,037,822)   (2,387,670)  (6,222,316)   (3,590,676)
                                     ------------  ------------  -----------  ------------  -----------  ------------
Unrealized appreciation
   (depreciation) during the period     9,667,640   (18,480,451)  13,941,033   (16,359,010)  17,554,746   (17,376,825)
                                     ------------  ------------  -----------  ------------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from operations       6,901,084   (20,364,548)   9,345,809   (19,562,296)  10,649,835   (21,894,359)
                                     ------------  ------------  -----------  ------------  -----------  ------------
Changes from principal
   transactions:
   Purchase payments                      129,062       406,670      187,012       223,777      784,576     2,861,459
   Transfers between sub-accounts
      and the company                  (1,793,498)   (5,809,661)  (2,318,534)   (5,111,921)  (1,707,282)   (3,233,466)
   Withdrawals                         (1,245,895)   (4,004,802)  (3,740,396)   (8,155,545)  (3,449,180)   (7,583,995)
   Annual Contract Fee                   (146,223)     (172,669)    (157,850)     (176,389)    (199,612)     (225,865)
                                     ------------  ------------  -----------  ------------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                        (3,056,554)   (9,580,462)  (6,029,768)  (13,220,078)  (4,571,498)   (8,181,867)
                                     ------------  ------------  -----------  ------------  -----------  ------------
Total increase (decrease) in
   contract owners' equity              3,844,530   (29,945,010)   3,316,041   (32,782,374)   6,078,337   (30,076,226)
Contract owners' equity at
   beginning of period                 26,665,157    56,610,167   37,028,670    69,811,044   41,778,494    71,854,720
                                     ------------  ------------  -----------  ------------  -----------  ------------
Contract owners' equity at end of
   period                            $ 30,509,687  $ 26,665,157  $40,344,711  $ 37,028,670  $47,856,831  $ 41,778,494
                                     ============  ============  ===========  ============  ===========  ============

                                         2009          2008          2009         2008          2009         2008
                                     ------------  ------------  -----------  ------------  -----------  ------------
Units, beginning of period              2,397,618     3,028,072    2,672,652     3,480,258    2,875,694     3,393,566
Units issued                              121,491       163,109      378,859       706,174      730,985     1,112,534
Units redeemed                            393,606       793,563      807,432     1,513,780    1,053,933     1,630,406
                                     ------------  ------------  -----------  ------------  -----------  ------------
Units, end of period                    2,125,503     2,397,618    2,244,079     2,672,652    2,552,746     2,875,694
                                     ============  ============  ===========  ============  ===========  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                      High Income Series II       High Yield Series I        High Yield Series II
                                     -----------------------  --------------------------  -------------------------
                                         2009        2008         2009          2008          2009         2008
                                     -----------  ----------  ------------  ------------  -----------  ------------
Income:
   Dividend distributions            $ 1,514,432  $  116,272  $  6,770,940  $  5,160,702  $ 8,849,678  $  4,337,770
Expenses:
   Mortality and expense risk and
      administrative charges            (129,346)    (16,567)     (870,537)     (961,506)  (1,087,840)     (880,455)
                                     -----------  ----------  ------------  ------------  -----------  ------------
Net investment income (loss)           1,385,086      99,705     5,900,403     4,199,196    7,761,838     3,457,315
                                     -----------  ----------  ------------  ------------  -----------  ------------
Realized gains (losses) on
   investments:
   Capital gain distributions                 --       7,402            --            --           --            --
   Net realized gain (loss)            1,645,855    (390,139)  (10,902,200)   (7,712,686)  (8,939,681)   (4,474,476)
                                     -----------  ----------  ------------  ------------  -----------  ------------
Realized gains (losses)                1,645,855    (382,737)  (10,902,200)   (7,712,686)  (8,939,681)   (4,474,476)
                                     -----------  ----------  ------------  ------------  -----------  ------------
Unrealized appreciation
   (depreciation) during the period    1,832,614    (408,757)   29,275,029   (15,723,592)  29,241,046   (15,164,632)
                                     -----------  ----------  ------------  ------------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from operations      4,863,555    (691,789)   24,273,232   (19,237,082)  28,063,203   (16,181,793)
                                     -----------  ----------  ------------  ------------  -----------  ------------
Changes from principal
   transactions:
   Purchase payments                     257,898     121,121       213,626       195,189    2,534,810     1,113,459
   Transfers between sub-accounts
      and the company                 12,980,097   1,076,751     5,045,751    (4,520,928)  15,379,193     6,278,564
   Withdrawals                          (907,363)    (99,184)   (8,016,651)  (12,064,933)  (5,583,203)   (7,222,517)
   Annual Contract Fee                   (18,826)     (3,380)     (111,398)     (110,152)    (187,407)     (160,750)
                                     -----------  ----------  ------------  ------------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       12,311,806   1,095,308    (2,868,672)  (16,500,824)  12,143,393         8,756
                                     -----------  ----------  ------------  ------------  -----------  ------------
Total increase (decrease) in
   contract owners' equity            17,175,361     403,519    21,404,560   (35,737,906)  40,206,596   (16,173,037)
Contract owners' equity at
   beginning of period                 1,474,198   1,070,679    46,086,858    81,824,764   50,595,088    66,768,125
                                     -----------  ----------  ------------  ------------  -----------  ------------
Contract owners' equity at end of
   period                            $18,649,559  $1,474,198  $ 67,491,418  $ 46,086,858  $90,801,684  $ 50,595,088
                                     ===========  ==========  ============  ============  ===========  ============

                                          2009         2008         2009          2008         2009          2008
                                     -----------  ----------  ------------  ------------  -----------  ------------
Units, beginning of period               230,474      92,897     4,032,014     4,962,992    4,362,481     3,941,905
Units issued                           2,854,287     301,541     2,414,224     1,925,258    5,197,898     2,629,033
Units redeemed                         1,458,569     163,964     2,565,200     2,856,236    4,386,401     2,208,457
                                     -----------  ----------  ------------  ------------  -----------  ------------
Units, end of period                   1,626,192     230,474     3,881,038     4,032,014    5,173,978     4,362,481
                                     ===========  ==========  ============  ============  ===========  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                   International Core
                                        Income & Value Series I     Income & Value Series II            Series I
                                     ----------------------------  --------------------------  -------------------------
                                          2009           2008          2009          2008          2009         2008
                                     -------------  -------------  ------------  ------------  -----------  ------------
Income:
   Dividend distributions            $     411,929  $   6,028,356  $    109,208  $  1,642,532  $   839,115  $  2,769,566
Expenses:
   Mortality and expense risk and
      administrative charges              (636,882)    (3,037,075)     (206,085)     (982,252)    (522,753)     (876,947)
                                     -------------  -------------  ------------  ------------  -----------  ------------
Net investment income (loss)              (224,953)     2,991,281       (96,877)      660,280      316,362     1,892,619
                                     -------------  -------------  ------------  ------------  -----------  ------------
Realized gains (losses) on
   investments:
   Capital gain distributions                   --      4,639,746            --     1,374,197    1,033,051       845,469
   Net realized gain (loss)            (65,288,440)    (3,197,671)  (21,426,794)   (1,887,851)  (3,919,101)    4,394,808
                                     -------------  -------------  ------------  ------------  -----------  ------------
Realized gains (losses)                (65,288,440)     1,442,075   (21,426,794)     (513,654)  (2,886,050)    5,240,277
                                     -------------  -------------  ------------  ------------  -----------  ------------
Unrealized appreciation
   (depreciation) during the period     63,012,054    (77,922,580)   20,738,839   (21,867,554)   7,753,557   (35,038,329)
                                     -------------  -------------  ------------  ------------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from operations       (2,501,339)   (73,489,224)     (784,832)  (21,720,928)   5,183,869   (27,905,433)
                                     -------------  -------------  ------------  ------------  -----------  ------------
Changes from principal
   transactions:
   Purchase payments                       223,070        594,251       248,355       986,408       85,565       243,363
   Transfers between sub-accounts
      and the company                 (135,151,185)   (14,755,453)  (40,643,124)   (7,972,235)  (1,699,868)   (5,934,214)
   Withdrawals                          (6,830,355)   (34,895,906)   (1,100,761)   (7,686,792)  (3,526,692)   (8,925,702)
   Annual Contract Fee                     (99,788)      (284,999)      (59,989)     (209,230)    (104,520)     (126,111)
                                     -------------  -------------  ------------  ------------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       (141,858,258)   (49,342,107)  (41,555,519)  (14,881,849)  (5,245,515)  (14,742,664)
                                     -------------  -------------  ------------  ------------  -----------  ------------
Total increase (decrease) in
   contract owners' equity            (144,359,597)  (122,831,331)  (42,340,351)  (36,602,777)     (61,646)  (42,648,097)
Contract owners' equity at
   beginning of period                 144,359,597    267,190,928    42,340,351    78,943,128   37,670,124    80,318,221
                                     -------------  -------------  ------------  ------------  -----------  ------------
Contract owners' equity at end of
   period                            $          --  $ 144,359,597  $         --  $ 42,340,351  $37,608,478  $ 37,670,124
                                     =============  =============  ============  ============  ===========  ============

                                          2009           2008          2009          2008          2009         2008
                                     -------------  -------------  ------------  ------------  -----------  ------------
Units, beginning of period               8,494,621     10,864,738     4,008,782     5,129,616    3,231,431     4,161,014
Units issued                                67,103        174,397        55,458       225,373      217,837       325,350
Units redeemed                           8,561,724      2,544,514     4,064,240     1,346,207      690,175     1,254,933
                                     -------------  -------------  ------------  ------------  -----------  ------------
Units, end of period                            --      8,494,621            (0)    4,008,782    2,759,093     3,231,431
                                     =============  =============  ============  ============  ===========  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                         International Core        International Equity       International Equity
                                             Series II               Index A Series I          Index A Series II
                                     -------------------------  -------------------------  -------------------------
                                         2009         2008          2009         2008          2009         2008
                                     -----------  ------------  -----------  ------------  -----------  ------------
Income:
   Dividend distributions            $   510,010  $  1,720,300  $ 1,712,786  $    415,017  $ 2,001,628  $    366,074
Expenses:
   Mortality and expense risk and
      administrative charges            (379,865)     (593,413)    (192,916)     (333,187)    (228,273)     (344,319)
                                     -----------  ------------  -----------  ------------  -----------  ------------
Net investment income (loss)             130,145     1,126,887    1,519,870        81,830    1,773,355        21,755
                                     -----------  ------------  -----------  ------------  -----------  ------------
Realized gains (losses) on
   investments:
   Capital gain distributions            669,029       528,730           --       186,587           --       178,343
   Net realized gain (loss)           (5,022,887)   (2,491,804)  (2,242,923)      217,620     (963,692)      455,465
                                     -----------  ------------  -----------  ------------  -----------  ------------
Realized gains (losses)               (4,353,858)   (1,963,074)  (2,242,923)      404,207     (963,692)      633,808
                                     -----------  ------------  -----------  ------------  -----------  ------------
Unrealized appreciation
   (depreciation) during the period    7,692,619   (17,102,515)   4,504,097   (12,557,707)   3,567,088   (12,776,744)
                                     -----------  ------------  -----------  ------------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from operations      3,468,906   (17,938,702)   3,781,044   (12,071,670)   4,376,751   (12,121,181)
                                     -----------  ------------  -----------  ------------  -----------  ------------
Changes from principal
   transactions:
   Purchase payments                     596,119     1,843,974       28,923        84,478       58,564       160,492
   Transfers between sub-accounts
      and the company                   (717,388)   (5,472,780)    (399,337)   (2,476,445)    (561,878)   (3,543,619)
   Withdrawals                        (1,452,436)   (3,440,279)  (1,655,497)   (3,961,360)    (755,883)   (2,139,506)
   Annual Contract Fee                   (98,937)     (121,208)     (53,746)      (60,093)     (80,444)      (93,125)
                                     -----------  ------------  -----------  ------------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       (1,672,642)   (7,190,293)  (2,079,657)   (6,413,420)  (1,339,641)   (5,615,758)
                                     -----------  ------------  -----------  ------------  -----------  ------------
Total increase (decrease) in
   contract owners' equity             1,796,264   (25,128,995)   1,701,387   (18,485,090)   3,037,110   (17,736,939)
Contract owners' equity at
   beginning of period                24,821,956    49,950,951   12,492,766    30,977,856   12,715,588    30,452,527
                                     -----------  ------------  -----------  ------------  -----------  ------------
Contract owners' equity at end of
   period                            $26,618,220  $ 24,821,956  $14,194,153  $ 12,492,766  $15,752,698  $ 12,715,588
                                     ===========  ============  ===========  ============  ===========  ============

                                         2009          2008         2009          2008         2009          2008
                                     -----------  ------------  -----------  ------------  -----------  ------------
Units, beginning of period             1,971,098     2,355,907      964,039     1,306,598      996,311     1,300,693
Units issued                             289,324       456,018      141,738       162,169      194,341       329,601
Units redeemed                           460,931       840,827      299,426       504,728      278,941       633,983
                                     -----------  ------------  -----------  ------------  -----------  ------------
Units, end of period                   1,799,491     1,971,098      806,351       964,039      911,711       996,311
                                     ===========  ============  ===========  ============  ===========  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                        International Equity        International Small         International Small
                                          Index Series NAV             Cap Series I                Cap Series II
                                     -------------------------  --------------------------  --------------------------
                                         2009         2008          2009          2008          2009          2008
                                     -----------  ------------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions            $   794,530  $    824,983  $    857,137  $  1,768,359  $    441,912  $    854,749
Expenses:
   Mortality and expense risk and
      administrative charges            (331,837)     (498,212)     (513,333)   (1,091,250)     (322,105)     (626,845)
                                     -----------  ------------  ------------  ------------  ------------  ------------
Net investment income (loss)             462,693       326,771       343,804       677,109       119,807       227,904
                                     -----------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain distributions            398,542       318,509     8,612,473     1,144,000     4,734,080       613,544
   Net realized gain (loss)           (2,887,421)   (1,590,395)  (43,365,282)   (3,470,099)  (22,013,950)  (10,419,608)
                                     -----------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses)               (2,488,879)   (1,271,886)  (34,752,809)   (2,326,099)  (17,279,870)   (9,806,064)
                                     -----------  ------------  ------------  ------------  ------------  ------------
Unrealized appreciation
   (depreciation) during the period    8,702,813   (16,647,056)   52,546,317   (47,391,024)   27,687,390   (16,562,566)
                                     -----------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from operations      6,676,627   (17,592,171)   18,137,312   (49,040,014)   10,527,327   (26,140,726)
                                     -----------  ------------  ------------  ------------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments                     100,391       216,216       150,224       505,762       540,912     1,617,212
   Transfers between sub-accounts
      and the company                 (2,272,400)   (2,120,409)  (51,933,738)  (13,982,662)  (30,027,223)  (12,259,118)
   Withdrawals                          (966,363)   (2,868,942)   (3,499,636)  (12,055,015)   (1,902,131)   (5,232,127)
   Annual Contract Fee                  (145,009)     (173,778)     (108,909)     (158,644)      (87,403)     (127,632)
                                     -----------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       (3,283,381)   (4,946,913)  (55,392,059)  (25,690,559)  (31,475,845)  (16,001,665)
                                     -----------  ------------  ------------  ------------  ------------  ------------
Total increase (decrease) in
   contract owners' equity             3,393,246   (22,539,084)  (37,254,747)  (74,730,573)  (20,948,518)  (42,142,391)
Contract owners' equity at
   beginning of period                20,582,730    43,121,814    37,254,747   111,985,320    20,948,518    63,090,909
                                     -----------  ------------  ------------  ------------  ------------  ------------
Contract owners' equity at end of
   period                            $23,975,976  $ 20,582,730  $         --  $ 37,254,747  $         --  $ 20,948,518
                                     ===========  ============  ============  ============  ============  ============

                                         2009          2008          2009          2008          2009          2008
                                     -----------  ------------  ------------  ------------  ------------  ------------
Units, beginning of period             2,852,394     3,271,721     3,027,907     4,226,430     1,815,070     2,476,541
Units issued                              54,112       213,680       463,838       303,971       630,597       437,208
Units redeemed                           475,114       633,007     3,491,745     1,502,494     2,445,667     1,098,679
                                     -----------  ------------  ------------  ------------  ------------  ------------
Units, end of period                   2,431,392     2,852,394            --     3,027,907            --     1,815,070
                                     ===========  ============  ============  ============  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                     International  International
                                     Small Company  Small Company       International Value         International Value
                                       Series I       Series II              Series I                    Series II
                                     -------------  -------------  ---------------------------  ---------------------------
                                          2009           2009         2009           2008          2009           2008
                                     -------------  -------------  ------------  -------------  ------------  -------------
Income:
   Dividend distributions             $   388,795    $   236,022   $  2,580,885  $   6,461,729  $  2,131,169  $   5,017,181
Expenses:
   Mortality and expense risk and
      administrative charges              (96,398)       (63,702)    (1,811,052)    (3,052,368)   (1,707,749)    (2,616,336)
                                      -----------    -----------   ------------  -------------  ------------  -------------
Net investment income (loss)              292,397        172,320        769,833      3,409,361       423,420      2,400,845
                                      -----------    -----------   ------------  -------------  ------------  -------------
Realized gains (losses) on
   investments:
   Capital gain distributions                  --             --      5,781,499      6,979,706     5,068,168      5,544,306
   Net realized gain (loss)               (50,491)       (69,515)   (17,902,429)    (3,612,213)  (15,773,701)    (3,695,565)
                                      -----------    -----------   ------------  -------------  ------------  -------------
Realized gains (losses)                   (50,491)       (69,515)   (12,120,930)     3,367,493   (10,705,533)     1,848,741
                                      -----------    -----------   ------------  -------------  ------------  -------------
Unrealized appreciation
   (depreciation) during the period    (1,224,185)      (721,786)    46,257,734   (116,371,114)   41,428,323    (92,828,837)
                                      -----------    -----------   ------------  -------------  ------------  -------------
Net increase (decrease) in contract
   owners' equity from operations        (982,279)      (618,981)    34,906,637   (109,594,260)   31,146,210    (88,579,251)
                                      -----------    -----------   ------------  -------------  ------------  -------------
Changes from principal
   transactions:
   Purchase payments                        8,410         84,641        785,652        859,861     1,519,445      3,527,097
   Transfers between sub-accounts
      and the company                  49,692,360     29,340,823    (12,934,416)   (28,733,970)   (6,946,012)   (22,021,210)
   Withdrawals                           (421,452)      (233,393)   (13,266,342)   (33,047,663)   (7,210,238)   (18,667,330)
   Annual Contract Fee                    (13,977)       (15,926)      (357,720)      (435,696)     (501,427)      (586,089)
                                      -----------    -----------   ------------  -------------  ------------  -------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                        49,265,341     29,176,145    (25,772,826)   (61,357,468)  (13,138,232)   (37,747,532)
                                      -----------    -----------   ------------  -------------  ------------  -------------
Total increase (decrease) in
   contract owners' equity             48,283,062     28,557,164      9,133,811   (170,951,728)   18,007,978   (126,326,783)
Contract owners' equity at
   beginning of period                         --             --    124,274,980    295,226,708   104,996,878    231,323,661
                                      -----------    -----------   ------------  -------------  ------------  -------------
Contract owners' equity at end of
   period                             $48,283,062    $28,557,164   $133,408,791  $ 124,274,980  $123,004,856  $ 104,996,878
                                      ===========    ===========   ============  =============  ============  =============

                                          2009           2009           2009           2008          2009           2008
                                      -----------    -----------   ------------  -------------  ------------  -------------
Units, beginning of period                     --             --      9,996,172     13,413,023     7,623,148      9,361,392
Units issued                            4,234,181      2,659,490        354,218        395,143       573,253        783,932
Units redeemed                            298,290        330,558      2,317,161      3,811,994     1,462,596      2,522,176
                                      -----------    -----------   ------------  -------------  ------------  -------------
Units, end of period                    3,935,891      2,328,932      8,033,229      9,996,172     6,733,805      7,623,148
                                      ===========    ===========   ============  =============  ============  =============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                           Investment Quality            Investment Quality
                                              Bond Series I                Bond Series II
                                      ---------------------------   ---------------------------
                                          2009           2008           2009           2008
                                      ------------   ------------   ------------   ------------
Income:
   Dividend distributions             $  6,962,949   $  7,226,785   $  5,599,584   $  7,034,178
Expenses:
   Mortality and expense risk and
      administrative charges            (1,695,350)    (1,616,315)    (1,586,017)    (1,904,249)
                                      ------------   ------------   ------------   ------------
Net investment income (loss)             5,267,599      5,610,470      4,013,567      5,129,929
                                      ------------   ------------   ------------   ------------
Realized gains (losses) on
   investments:
   Capital gain distributions                   --             --             --             --
   Net realized gain (loss)             (3,439,764)    (4,216,804)    (1,318,927)    (4,362,528)
                                      ------------   ------------   ------------   ------------
Realized gains (losses)                 (3,439,764)    (4,216,804)    (1,318,927)    (4,362,528)
                                      ------------   ------------   ------------   ------------
Unrealized appreciation
   (depreciation) during
   the period                           12,345,175     (4,764,581)     6,795,401     (5,015,525)
                                      ------------   ------------   ------------   ------------
Net increase (decrease) in contract
   owners' equity from operations       14,173,010     (3,370,915)     9,490,041     (4,248,124)
                                      ------------   ------------   ------------   ------------
Changes from principal
   transactions:
   Purchase payments                    21,850,928      4,496,865      2,016,184      3,011,605
   Transfers between sub-accounts
      and the company                   33,608,110      2,778,485     43,104,013    (22,483,659)
   Withdrawals                         (14,818,333)   (20,928,545)   (10,597,578)   (14,321,612)
   Annual Contract Fee                    (904,006)      (284,715)      (450,483)      (479,410)
                                      ------------   ------------   ------------   ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                         39,736,699    (13,937,910)    34,072,136    (34,273,076)
                                      ------------   ------------   ------------   ------------
Total increase (decrease) in
   contract owners' equity              53,909,709    (17,308,825)    43,562,177    (38,521,200)
Contract owners' equity at
   beginning of period                 103,084,376    120,393,201     92,404,508    130,925,708
                                      ------------   ------------   ------------   ------------
Contract owners' equity at end of
   period                             $156,994,085   $103,084,376   $135,966,685   $ 92,404,508
                                      ============   ============   ============   ============

                                           2009           2008           2009           2008
                                      ------------   ------------   ------------   ------------
Units, beginning of period               5,071,248      5,273,996      6,301,640      8,638,664
Units issued                             4,962,200      1,559,024      3,438,276      1,513,057
Units redeemed                           1,222,568      1,761,772      1,364,885      3,850,081
                                      ------------   ------------   ------------   ------------
Units, end of period                     8,810,880      5,071,248      8,375,031      6,301,640
                                      ============   ============   ============   ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                          Lifestyle
                                       Large Cap Value Series I     Large Cap Value Series II       Aggressive Series I
                                      --------------------------   --------------------------   ---------------------------
                                         2009           2008           2009          2008           2009           2008
                                      -----------   ------------   -----------   ------------   ------------   ------------
Income:
   Dividend distributions             $   307,734   $    507,963   $   251,194   $    348,508   $    844,497   $  2,051,394
Expenses:
   Mortality and expense risk and
      administrative charges             (294,510)      (555,609)     (285,665)      (460,042)    (1,217,687)    (1,870,481)
                                      -----------   ------------   -----------   ------------   ------------   ------------
Net investment income (loss)               13,224        (47,646)      (34,471)      (111,534)      (373,190)       180,913
                                      -----------   ------------   -----------   ------------   ------------   ------------
Realized gains (losses) on
   investments:
   Capital gain distributions                  --             --            --             --             --     16,397,124
   Net realized gain (loss)            (4,978,721)    (4,091,489)   (2,868,641)    (1,555,539)   (13,188,324)   (20,821,945)
                                      -----------   ------------   -----------   ------------   ------------   ------------
Realized gains (losses)                (4,978,721)    (4,091,489)   (2,868,641)    (1,555,539)   (13,188,324)    (4,424,821)
                                      -----------   ------------   -----------   ------------   ------------   ------------
Unrealized appreciation
   (depreciation) during the period     6,286,412    (11,955,074)    4,303,625    (10,985,348)    37,735,888    (60,053,584)
                                      -----------   ------------   -----------   ------------   ------------   ------------
Net increase (decrease) in contract
   owners' equity from operations       1,320,915    (16,094,209)    1,400,513    (12,652,421)    24,174,374    (64,297,492)
                                      -----------   ------------   -----------   ------------   ------------   ------------
Changes from principal
   transactions:
   Purchase payments                      121,799        150,293       173,686        406,331        741,381      1,076,813
   Transfers between sub-accounts
      and the company                  (2,049,100)    (6,090,354)     (221,798)    (5,020,566)    (1,794,331)   (15,829,397)
   Withdrawals                         (2,324,708)    (6,123,077)   (1,231,792)    (3,451,200)    (5,555,182)   (17,977,245)
   Annual Contract Fee                    (77,591)      (117,774)      (80,003)       (97,534)      (361,039)      (420,536)
                                      -----------   ------------   -----------   ------------   ------------   ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                        (4,329,600)   (12,180,912)   (1,359,907)    (8,162,969)    (6,969,171)   (33,150,365)
                                      -----------   ------------   -----------   ------------   ------------   ------------
Total increase (decrease) in
   contract owners' equity             (3,008,685)   (28,275,121)       40,606    (20,815,390)    17,205,203    (97,447,857)
Contract owners' equity at
   beginning of period                 23,027,238     51,302,359    19,316,098     40,131,488     78,077,502    175,525,359
                                      -----------   ------------   -----------   ------------   ------------   ------------
Contract owners' equity at end of
   period                             $20,018,553   $ 23,027,238   $19,356,704   $ 19,316,098   $ 95,282,705   $ 78,077,502
                                      ===========   ============   ===========   ============   ============   ============

                                         2009           2008           2009           2008           2009           2008
                                      -----------   ------------   -----------   ------------   ------------   ------------
Units, beginning of period              1,450,254      2,039,124     1,228,957      1,607,730      7,208,200      9,206,081
Units issued                              152,608        350,132       195,065        313,806        670,233      1,113,039
Units redeemed                            445,253        939,002       290,477        692,579      1,308,154      3,110,920
                                      -----------   ------------   -----------   ------------   ------------   ------------
Units, end of period                    1,157,609      1,450,254     1,133,545      1,228,957      6,570,279      7,208,200
                                      ===========   ============   ===========   ============   ============   ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                              Lifestyle
                                         Aggressive Series II        Lifestyle Balanced Series I     Lifestyle Balanced Series II
                                     ----------------------------   ----------------------------   --------------------------------
                                         2009           2008            2009           2008             2009             2008
                                     ------------   -------------   ------------   -------------   --------------   ---------------
Income:
   Dividend distributions            $  1,277,771   $   3,259,631   $ 25,581,960   $  21,104,432   $  336,039,640   $   255,979,201
Expenses:
   Mortality and expense risk and
      administrative charges           (2,366,017)     (3,496,874)    (7,890,860)    (11,048,172)    (118,359,857)     (125,279,342)
                                     ------------   -------------   ------------   -------------   --------------   ---------------
Net investment income (loss)           (1,088,246)       (237,243)    17,691,100      10,056,260      217,679,783       130,699,859
                                     ------------   -------------   ------------   -------------   --------------   ---------------
Realized gains (losses) on
   investments:
   Capital gain distributions                  --      28,674,934        420,228      32,307,836        5,935,263       332,347,496
   Net realized gain (loss)           (19,188,518)    (30,016,466)   (55,036,545)    (17,509,486)    (123,362,498)      (36,130,581)
                                     ------------   -------------   ------------   -------------   --------------   ---------------
Realized gains (losses)               (19,188,518)     (1,341,532)   (54,616,317)     14,798,350     (117,427,235)      296,216,915
                                     ------------   -------------   ------------   -------------   --------------   ---------------
Unrealized appreciation
   (depreciation) during the period    64,428,074    (112,832,563)   175,122,440    (286,297,665)   1,854,295,594    (3,386,656,144)
                                     ------------   -------------   ------------   -------------   --------------   ---------------
Net increase (decrease) in contract
   owners' equity from operations      44,151,310    (114,411,338)   138,197,223    (261,443,055)   1,954,548,142    (2,959,739,370)
                                     ------------   -------------   ------------   -------------   --------------   ---------------
Changes from principal
   transactions:
   Purchase payments                    4,830,193      10,555,764     39,673,754       8,226,431      709,957,143     1,217,486,360
   Transfers between sub-accounts
      and the company                  (2,907,807)    (16,095,569)    60,171,286     (29,496,287)     502,193,695        87,607,388
   Withdrawals                         (6,976,923)    (24,467,543)   (61,729,057)   (146,081,690)    (357,374,676)     (628,640,072)
   Annual Contract Fee                   (714,155)       (829,772)    (2,603,072)     (1,670,130)     (40,630,601)      (31,720,147)
                                     ------------   -------------   ------------   -------------   --------------   ---------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                        (5,768,692)    (30,837,120)    35,512,911    (169,021,676)     814,145,561       644,733,529
                                     ------------   -------------   ------------   -------------   --------------   ---------------
Total increase (decrease) in
   contract owners' equity             38,382,618    (145,248,458)   173,710,134    (430,464,731)   2,768,693,703    (2,315,005,841)
Contract owners' equity at
   beginning of period                140,031,483     285,279,941    488,815,865     919,280,596    6,354,575,304     8,669,581,145
                                     ------------   -------------   ------------   -------------   --------------   ---------------
Contract owners' equity at end of
   period                            $178,414,101   $ 140,031,483   $662,525,999   $ 488,815,865   $9,123,269,007   $ 6,354,575,304
                                     ============   =============   ============   =============   ==============   ===============

                                          2009          2008            2009            2008            2009              2008
                                     ------------   -------------   ------------   -------------   --------------   ---------------
Units, beginning of period             12,730,138      14,689,016     35,215,875      44,018,959      536,639,432       485,068,665
Units issued                            1,356,324       2,741,253     13,232,889       5,822,138       99,521,532        87,278,815
Units redeemed                          1,884,413       4,700,131      8,419,242      14,625,222       24,675,619        35,708,048
                                     ------------   -------------   ------------   -------------   --------------   ---------------
Units, end of period                   12,202,049      12,730,138     40,029,522      35,215,875      611,485,345       536,639,432
                                     ============   =============   ============   =============   ==============   ===============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                Lifestyle                       Lifestyle
                                         Conservative Series I          Conservative Series II          Lifestyle Growth Series I
                                      ---------------------------   -------------------------------   ----------------------------
                                          2009           2008            2009             2008            2009            2008
                                      ------------   ------------   --------------   --------------   ------------   -------------
Income:
   Dividend distributions             $ 10,401,056   $  6,950,196   $  100,430,665   $   53,922,455   $ 15,675,017   $  14,538,612
Expenses:
   Mortality and expense risk and
      administrative charges            (2,581,795)    (2,416,831)     (26,486,012)     (15,946,692)    (6,479,986)     (9,131,164)
                                      ------------   ------------   --------------   --------------   ------------   -------------
Net investment income (loss)             7,819,261      4,533,365       73,944,653       37,975,763      9,195,031       5,407,448
                                      ------------   ------------   --------------   --------------   ------------   -------------
Realized gains (losses) on
   investments:
   Capital gain distributions              439,381      3,043,724        4,223,911       17,671,531             --      33,782,212
   Net realized gain (loss)             (9,131,129)    (8,907,738)     (38,032,869)     (18,529,100)   (53,828,123)    (14,709,134)
                                      ------------   ------------   --------------   --------------   ------------   -------------
Realized gains (losses)                 (8,691,748)    (5,864,014)     (33,808,958)        (857,569)   (53,828,123)     19,073,078
                                      ------------   ------------   --------------   --------------   ------------   -------------
Unrealized appreciation
   (depreciation) during the period     34,810,182    (27,657,318)     282,067,887     (231,379,820)   170,671,154    (289,463,027)
                                      ------------   ------------   --------------   --------------   ------------   -------------
Net increase (decrease) in contract
   owners' equity from operations       33,937,695    (28,987,967)     322,203,582     (194,261,626)   126,038,062    (264,982,501)
                                      ------------   ------------   --------------   --------------   ------------   -------------
Changes from principal
   transactions:
   Purchase payments                    10,870,344      1,488,289      189,953,281      205,918,396     33,574,105      10,468,134
   Transfers between sub-accounts
      and the company                   48,595,822     61,928,838      521,162,288      633,691,482      2,366,864     (29,343,029)
   Withdrawals                         (28,035,261)   (40,954,217)    (124,863,818)    (124,203,732)   (35,496,990)    (84,905,527)
   Annual Contract Fee                    (763,072)      (320,294)      (8,469,256)      (3,651,363)    (2,450,379)     (1,704,740)
                                      ------------   ------------   --------------   --------------   ------------   -------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                         30,667,833     22,142,616      577,782,495      711,754,783     (2,006,400)   (105,485,162)
                                      ------------   ------------   --------------   --------------   ------------   -------------
Total increase (decrease) in
   contract owners' equity              64,605,528     (6,845,351)     899,986,077      517,493,157    124,031,662    (370,467,663)
Contract owners' equity at
   beginning of period                 143,843,541    150,688,892    1,171,315,497      653,822,340    410,760,328     781,227,991
                                      ------------   ------------   --------------   --------------   ------------   -------------
Contract owners' equity at end of
   period                             $208,449,069   $143,843,541   $2,071,301,574   $1,171,315,497   $534,791,990   $ 410,760,328
                                      ============   ============   ==============   ==============   ============   =============

                                          2009           2008            2009             2008            2009            2008
                                      ------------   ------------   --------------   --------------   ------------   -------------
Units, beginning of period               8,661,797      7,414,141       89,201,134       40,759,257     33,091,302      38,655,362
Units issued                             6,659,874      5,934,947       61,536,157       61,475,512     10,202,492       6,392,610
Units redeemed                           3,868,881      4,687,291       17,164,827       13,033,635      8,267,818      11,956,670
                                      ------------   ------------   --------------   --------------   ------------   -------------
Units, end of period                    11,452,790      8,661,797      133,572,464       89,201,134     35,025,976      33,091,302
                                      ============   ============   ==============   ==============   ============   =============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                         Lifestyle Growth Series II     Lifestyle Moderate Series I   Lifestyle Moderate Series II
                                      --------------------------------  ---------------------------  ------------------------------
                                           2009              2008           2009           2008           2009           2008
                                      ---------------  ---------------  ------------  -------------  --------------  --------------
Income:
   Dividend distributions             $   305,362,798  $   264,929,568  $ 10,465,334  $   9,215,889  $  107,395,976  $   78,909,309
Expenses:
   Mortality and expense risk and
      administrative charges             (147,155,688)    (167,052,894)   (3,079,669)    (3,781,175)    (33,530,538)    (29,665,102)
                                      ---------------  ---------------  ------------  -------------  --------------  --------------
Net investment income (loss)              158,207,110       97,876,674     7,385,665      5,434,714      73,865,438      49,244,207
                                      ---------------  ---------------  ------------  -------------  --------------  --------------
Realized gains (losses) on
   investments:
   Capital gain distributions                      --      570,288,667            --      6,027,762              --      42,593,493
   Net realized gain (loss)              (226,638,528)     (33,875,909)  (17,919,525)   (12,460,405)    (45,838,195)    (25,454,904)
                                      ---------------  ---------------  ------------  -------------  --------------  --------------
Realized gains (losses)                  (226,638,528)     536,412,758   (17,919,525)    (6,432,643)    (45,838,195)     17,138,589
                                      ---------------  ---------------  ------------  -------------  --------------  --------------
Unrealized appreciation
   (depreciation) during the period     2,694,435,207   (5,376,451,274)   59,182,236    (67,185,245)    470,538,240    (605,021,613)
                                      ---------------  ---------------  ------------  -------------  --------------  --------------
Net increase (decrease) in contract
   owners' equity from operations       2,626,003,789   (4,742,161,842)   48,648,376    (68,183,174)    498,565,483    (538,638,817)
                                      ---------------  ---------------  ------------  -------------  --------------  --------------
Changes from principal
   transactions:
   Purchase payments                      782,462,001    1,785,988,369    16,874,024      3,983,588     270,578,951     358,580,229
   Transfers between sub-accounts
      and the company                     (50,512,147)    (242,199,046)   20,021,177     13,379,229     310,964,877     233,574,001
   Withdrawals                           (320,211,159)    (610,886,468)  (27,673,693)   (50,068,434)   (120,696,131)   (174,496,021)
   Annual Contract Fee                    (58,308,241)     (47,330,509)   (1,011,711)      (536,418)    (10,560,240)     (6,957,082)
                                      ---------------  ---------------  ------------  -------------  --------------  --------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                           353,430,454      885,572,346     8,209,797    (33,242,035)    450,287,457     410,701,127
                                      ---------------  ---------------  ------------  -------------  --------------  --------------
Total increase (decrease) in
   contract owners' equity              2,979,434,243   (3,856,589,496)   56,858,173   (101,425,209)    948,852,940    (127,937,690)
Contract owners' equity at
   beginning of period                  8,170,434,029   12,027,023,525   188,774,055    290,199,264   1,689,787,030   1,817,724,720
                                      ---------------  ---------------  ------------  -------------  --------------  --------------
Contract owners' equity at end of
   period                             $11,149,868,272  $ 8,170,434,029  $245,632,228  $ 188,774,055  $2,638,639,970  $1,689,787,030
                                      ===============  ===============  ============  =============  ==============  ==============

                                             2009              2008          2009           2008           2009             2008
                                      ---------------  ---------------  ------------  -------------  --------------  --------------
Units, beginning of period                739,884,660      667,866,837    12,358,584     14,006,009     137,848,366     108,763,250
Units issued                               82,615,947      110,982,072     5,334,629      3,574,962      48,762,461      41,548,148
Units redeemed                             39,483,731       38,964,249     3,769,911      5,222,387      10,781,045      12,463,032
                                      ---------------  ---------------  ------------  -------------  --------------  --------------
Units, end of period                      783,016,876      739,884,660    13,923,302     12,358,584     175,829,782     137,848,366
                                      ===============  ===============  ============  =============  ==============  ==============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                              LMFC Core                                          Marisco International
                                           Equity Series I       LMFC Core Equity Series II     Opportunities Series II
                                        ---------------------   ---------------------------   ---------------------------
                                           2009        2008         2009           2008           2009           2008
                                        ---------   ---------   ------------   ------------   ------------   ------------
Income:
   Dividend distributions               $   1,846   $  15,340   $    223,366   $  2,855,068   $    244,123   $    470,252
Expenses:
   Mortality and expense risk and
      administrative charges                 (202)       (660)       (74,260)      (412,401)      (459,877)      (803,962)
                                        ---------   ---------   ------------   ------------   ------------   ------------
Net investment income (loss)                1,644      14,680        149,106      2,442,667       (215,754)      (333,710)
                                        ---------   ---------   ------------   ------------   ------------   ------------
Realized gains (losses) on
   investments:
   Capital gain distributions                  --       3,031             --        819,697             --      2,389,786
   Net realized gain (loss)               (81,963)       (248)   (20,567,058)    (6,015,249)   (16,515,724)    (8,934,403)
                                        ---------   ---------   ------------   ------------   ------------   ------------
Realized gains (losses)                   (81,963)      2,783    (20,567,058)    (5,195,552)   (16,515,724)    (6,544,617)
                                        ---------   ---------   ------------   ------------   ------------   ------------
Unrealized appreciation
   (depreciation) during the period        82,096     (82,096)    20,205,697    (16,911,966)    25,081,188    (27,507,687)
                                        ---------   ---------   ------------   ------------   ------------   ------------
Net increase (decrease) in contract
   owners' equity from operations           1,777     (64,633)      (212,255)   (19,664,851)     8,349,710    (34,386,014)
                                        ---------   ---------   ------------   ------------   ------------   ------------
Changes from principal transactions:
   Purchase payments                       48,298     121,875        120,840        500,759        597,247      3,165,893
   Transfers between sub-accounts and
      the company                        (126,391)     20,031    (15,633,816)       893,347     (1,023,520)    (8,477,008)
   Withdrawals                                 --          --       (304,352)    (3,880,360)    (2,189,812)    (9,075,794)
   Annual Contract Fee                       (957)         --        (15,199)       (81,165)       (93,349)      (128,835)
                                        ---------   ---------   ------------   ------------   ------------   ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                           (79,050)    141,906    (15,832,527)    (2,567,419)    (2,709,434)   (14,515,744)
                                        ---------   ---------   ------------   ------------   ------------   ------------
Total increase (decrease) in contract
   owners' equity                         (77,273)     77,273    (16,044,782)   (22,232,270)     5,640,276    (48,901,758)
Contract owners' equity at beginning
   of period                               77,273          --     16,044,782     38,277,052     29,250,221     78,151,979
                                        ---------   ---------   ------------   ------------   ------------   ------------
Contract owners' equity at end of
   period                               $      --   $  77,273   $         --   $ 16,044,782   $ 34,890,497   $ 29,250,221
                                        =========   =========   ============   ============   ============   ============

                                          2009         2008         2009           2008           2009          2008
                                        ---------   ---------   ------------   ------------   ------------   ------------
Units, beginning of period                 12,269          --      2,544,371      2,707,898      2,820,676      3,613,945
Units issued                                7,205      12,269        211,257        950,785      1,040,539        950,834
Units redeemed                             19,474          --      2,755,628      1,114,312      1,353,972      1,744,103
                                        ---------   ---------   ------------   ------------   ------------   ------------
Units, end of period                           --      12,269             --      2,544,371      2,507,243      2,820,676
                                        =========   =========   ============   ============   ============   ============

See accompanying notes.

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                        Mid Cap
                                                                                                     Intersection
                                         Mid Cap Index Series I        Mid Cap Index Series II         Series I
                                      ---------------------------   ---------------------------   ------------------
                                          2009           2008           2009           2008         2009      2008
                                      ------------   ------------   ------------   ------------   --------   -------
Income:
   Dividend distributions             $    328,254   $    446,905   $    523,917   $    578,365   $     45   $     8
Expenses:
   Mortality and expense risk and
      administrative charges              (487,485)      (735,156)      (982,541)    (1,327,442)      (100)      (12)
                                      ------------   ------------   ------------   ------------   --------   -------
Net investment income (loss)              (159,231)      (288,251)      (458,624)      (749,077)       (55)       (4)
                                      ------------   ------------   ------------   ------------   --------   -------
Realized gains (losses) on
   investments:
   Capital gain distributions              501,035      1,219,004        964,101      1,966,692         --        --
   Net realized gain (loss)             (6,280,133)    (2,228,863)   (10,156,599)    (6,294,591)     3,651      (666)
                                      ------------   ------------   ------------   ------------   --------   -------
Realized gains (losses)                 (5,779,098)    (1,009,859)    (9,192,498)    (4,327,899)     3,651      (666)
                                      ------------   ------------   ------------   ------------   --------   -------
Unrealized appreciation
   (depreciation) during the period     15,406,931    (19,766,713)    28,262,332    (32,611,910)       265      (265)
                                      ------------   ------------   ------------   ------------   --------   -------
Net increase (decrease) in contract
   owners' equity from operations        9,468,602    (21,064,823)    18,611,210    (37,688,886)     3,861      (935)
                                      ------------   ------------   ------------   ------------   --------   -------
Changes from principal
   transactions:
   Purchase payments                       149,366        249,492      1,097,024      1,987,954     35,963        --
   Transfers between sub-accounts
      and the company                   (2,008,966)     3,302,820       (695,759)    15,278,245    (37,754)    7,493
   Withdrawals                          (3,019,282)    (7,382,051)    (4,039,798)    (9,499,194)    (5,808)   (1,707)
   Annual Contract Fee                    (117,748)      (127,197)      (357,795)      (361,366)    (1,113)       --
                                      ------------   ------------   ------------   ------------   --------   -------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                         (4,996,630)    (3,956,936)    (3,996,328)     7,405,639     (8,712)    5,786
                                      ------------   ------------   ------------   ------------   --------   -------
Total increase (decrease) in
   contract owners' equity               4,471,972    (25,021,759)    14,614,882    (30,283,247)    (4,851)    4,851
Contract owners' equity at
   beginning of period                  32,196,125     57,217,884     59,487,997     89,771,244      4,851        --
                                      ------------   ------------   ------------   ------------   --------   -------
Contract owners' equity at end of
   period                             $ 36,668,097   $ 32,196,125   $ 74,102,879   $ 59,487,997   $     --   $ 4,851
                                      ============   ============   ============   ============   ========   =======

                                          2009           2008           2009           2008         2009       2008
                                      ------------   ------------   ------------   ------------   --------   -------
Units, beginning of period               2,545,090      2,827,829      5,042,423      4,746,817        626        --
Units issued                               323,095        801,631        806,801      1,877,266      4,484       814
Units redeemed                             713,173      1,084,370      1,145,997      1,581,660      5,110       188
                                      ------------   ------------   ------------   ------------   --------   -------
Units, end of period                     2,155,012      2,545,090      4,703,227      5,042,423         --       626
                                      ============   ============   ============   ============   ========   =======

See accompanying notes.

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                               Mid Cap
                                        Intersection Series II       Mid Cap Stock Series I         Mid Cap Stock Series II
                                      -------------------------   ----------------------------   ---------------------------
                                          2009          2008          2009           2008            2009           2008
                                      -----------   -----------   ------------   -------------   ------------   ------------
Income:
   Dividend distributions             $    16,372   $        --   $         --   $          --   $         --   $         --
Expenses:
   Mortality and expense risk and
      administrative charges              (42,304)      (53,544)    (2,172,286)     (3,482,936)    (1,494,538)    (2,260,025)
                                      -----------   -----------   ------------   -------------   ------------   ------------
Net investment income (loss)              (25,932)      (53,544)    (2,172,286)     (3,482,936)    (1,494,538)    (2,260,025)
                                      -----------   -----------   ------------   -------------   ------------   ------------
Realized gains (losses) on
   investments:
   Capital gain distributions                  --            --             --       6,455,363             --      4,125,739
   Net realized gain (loss)              (483,131)     (736,655)   (17,954,327)        365,002    (17,899,843)    (3,186,634)
                                      -----------   -----------   ------------   -------------   ------------   ------------
Realized gains (losses)                  (483,131)     (736,655)   (17,954,327)      6,820,365    (17,899,843)       939,105
                                      -----------   -----------   ------------   -------------   ------------   ------------
Unrealized appreciation
   (depreciation) during the period     1,246,144    (1,160,563)    58,667,860    (133,461,580)    43,537,053    (77,666,071)
                                      -----------   -----------   ------------   -------------   ------------   ------------
Net increase (decrease) in contract
   owners' equity from operations         737,081    (1,950,762)    38,541,247    (130,124,151)    24,142,672    (78,986,991)
                                      -----------   -----------   ------------   -------------   ------------   ------------
Changes from principal
   transactions:
   Purchase payments                      164,754       648,426      6,025,485       1,754,568      1,365,836      4,829,257
   Transfers between sub-accounts
      and the company                  (3,245,050)    2,032,860    (10,671,114)     21,716,699     (4,442,340)       817,031
   Withdrawals                           (131,369)     (343,511)   (14,017,374)    (37,022,632)    (6,219,851)   (15,018,681)
   Annual Contract Fee                     (7,281)       (8,444)      (721,656)       (680,893)      (448,195)      (530,665)
                                      -----------   -----------   ------------   -------------   ------------   ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                        (3,218,946)    2,329,331    (19,384,659)    (14,232,258)    (9,744,550)    (9,903,058)
                                      -----------   -----------   ------------   -------------   ------------   ------------
Total increase (decrease) in
   contract owners' equity             (2,481,865)      378,569     19,156,588    (144,356,409)    14,398,122    (88,890,049)
Contract owners' equity at
   beginning of period                  2,481,865     2,103,296    148,054,706     292,411,115     93,272,294    182,162,343
                                      -----------   -----------   ------------   -------------   ------------   ------------
Contract owners' equity at end of
   period                             $        --   $ 2,481,865   $167,211,294   $ 148,054,706   $107,670,416   $ 93,272,294
                                      ===========   ===========   ============   =============   ============   ============

                                          2009          2008          2009           2008            2009           2008
                                      -----------   -----------   ------------   -------------   ------------   ------------
Units, beginning of period                379,032       182,898     13,282,484      14,501,521      6,953,618      7,457,432
Units issued                              445,415       769,367      1,466,605       4,087,196      1,221,160      2,157,118
Units redeemed                            824,447       573,233      2,927,185       5,306,233      1,933,707      2,660,932
                                      -----------   -----------   ------------   -------------   ------------   ------------
Units, end of period                           --       379,032     11,821,904      13,282,484      6,241,071      6,953,618
                                      ===========   ===========   ============   =============   ============   ============

See accompanying notes.

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                         Mid Cap Value Series I       Mid Cap Value Series II      ML Global Allocation
                                      ---------------------------   ---------------------------   -----------------------
                                          2009           2008           2009           2008          2009          2008
                                      ------------   ------------   ------------   ------------   ----------   ----------
Income:
   Dividend distributions             $    816,607   $  1,765,257   $    786,924   $  1,556,241   $   18,153   $   24,389
Expenses:
   Mortality and expense risk and
      administrative charges              (295,783)    (1,579,807)      (331,441)    (1,693,664)     (14,534)     (17,952)
                                      ------------   ------------   ------------   ------------   ----------   ----------
Net investment income (loss)               520,824        185,450        455,483       (137,423)       3,619        6,437
                                      ------------   ------------   ------------   ------------   ----------   ----------
Realized gains (losses) on
   investments:
   Capital gain distributions                 --        4,808,930           --        4,817,769         --          4,696
   Net realized gain (loss)            (62,753,167)   (22,834,402)   (67,114,837)   (18,134,584)      27,517       73,736
                                      ------------   ------------   ------------   ------------   ----------   ----------
Realized gains (losses)                (62,753,167)   (18,025,472)   (67,114,837)   (13,316,815)      27,517       78,432
                                      ------------   ------------   ------------   ------------   ----------   ----------
Unrealized appreciation
   (depreciation) during the period     65,118,890    (32,744,100)    69,529,261    (37,519,906)     148,636     (360,331)
                                      ------------   ------------   ------------   ------------   ----------   ----------
Net increase (decrease) in contract
   owners' equity from operations        2,886,547    (50,584,122)     2,869,907    (50,974,144)     179,772     (275,462)
                                      ------------   ------------   ------------   ------------   ----------   ----------
Changes from principal
   transactions:
   Purchase payments                       145,056      1,660,633        127,405        804,786         --           --
   Transfers between sub-accounts
      and the company                  (67,582,667)   (14,956,428)   (70,178,988)   (11,178,743)     (86,524)     (85,860)
   Withdrawals                          (2,172,585)   (15,639,825)    (1,548,505)   (12,994,706)     (47,557)    (118,120)
   Annual contract fee                    (100,555)      (327,487)       (93,374)      (386,273)      (3,087)      (2,955)
                                      ------------   ------------   ------------   ------------   ----------   ----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                        (69,710,751)   (29,263,107)   (71,693,462)   (23,754,936)    (137,168)    (206,935)
                                      ------------   ------------   ------------   ------------   ----------   ----------
Total increase (decrease) in
   contract owners' equity             (66,824,204)   (79,847,229)   (68,823,555)   (74,729,080)      42,604     (482,397)
Contract owners' equity at
   beginning of period                  66,824,204    146,671,433     68,823,555    143,552,635    1,037,664    1,520,061
                                      ------------   ------------   ------------   ------------   ----------   ----------
Contract owners' equity at end of
   period                             $       --     $ 66,824,204   $         --   $ 68,823,555   $1,080,268   $1,037,664
                                      ============   ============   ============   ============   ==========   ==========

                                          2009           2008           2009           2008          2009          2008
                                      ------------   ------------   ------------   ------------   ----------   ----------
Units, beginning of period               5,626,646      7,236,421      6,017,297      7,510,604       79,691       91,452
Units issued                               137,217        722,627         59,215        583,260          255        1,779
Units redeemed                           5,763,863      2,332,402      6,076,512      2,076,567       10,027       13,540
                                      ------------   ------------   ------------   ------------   ----------   ----------
Units, end of period                            --      5,626,646             --      6,017,297       69,919       79,691
                                      ============   ============   ============   ============   ==========   ==========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                           Money Market Trust B
                                         Money Market Series I           Money Market Series II                 Series NAV
                                      ----------------------------   -------------------------------   --------------------------
                                          2009            2008            2009              2008           2009          2008
                                      -------------   ------------   --------------   --------------   -----------   ------------
Income:
   Dividend distributions             $     669,916   $  5,968,951   $    1,110,291   $   11,696,916   $   173,442   $    808,435
Expenses:
   Mortality and expense risk and
      administrative charges             (4,558,821)    (5,169,378)     (21,513,511)     (13,603,692)     (545,745)      (594,866)
                                      -------------   ------------   --------------   --------------   -----------   ------------
Net investment income (loss)             (3,888,905)       799,573      (20,403,220)      (1,906,776)     (372,303)       213,569
                                      -------------   ------------   --------------   --------------   -----------   ------------
Realized gains (losses) on
   investments:
   Capital gain distributions                    --             --               --               --            --             --
   Net realized gain (loss)                      --        (26,146)              --          131,354            --           (309)
                                      -------------   ------------   --------------   --------------   -----------   ------------
Realized gains (losses)                          --        (26,146)              --          131,354            --           (309)
                                      -------------   ------------   --------------   --------------   -----------   ------------
Unrealized appreciation
   (depreciation) during the period              --             --               --               --            --             --
                                      -------------   ------------   --------------   --------------   -----------   ------------
Net increase (decrease) in contract
   owners' equity from operations        (3,888,905)       773,427      (20,403,220)      (1,775,422)     (372,303)       213,260
                                      -------------   ------------   --------------   --------------   -----------   ------------
Changes from principal
   transactions:
   Purchase payments                      5,331,591      5,523,089      201,663,908      422,101,771       284,380        429,466
   Transfers between sub-accounts
      and the company                     3,839,255     48,915,079     (129,381,874)     881,751,341     1,216,171     17,491,934
   Withdrawals                         (129,121,051)    (1,803,080)    (294,567,100)    (350,479,994)   (6,451,918)   (22,851,518)
   Annual contract fee                     (872,136)      (854,523)      (6,810,431)      (2,850,772)     (223,479)      (184,515)
                                      -------------   ------------   --------------   --------------   -----------   ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                        (120,822,341)    51,780,565     (229,095,497)     950,522,346    (5,174,846)    (5,114,633)
                                      -------------   ------------   --------------   --------------   -----------   ------------
Total increase (decrease) in
   contract owners' equity             (124,711,246)    52,553,992     (249,498,717)     948,746,924    (5,547,149)    (4,901,373)
Contract owners' equity at
   beginning of period                  365,001,241    312,447,249    1,383,024,119      434,277,195    38,238,802     43,140,175
                                      -------------   ------------   --------------   --------------   -----------   ------------
Contract owners' equity at end of
   period                             $ 240,289,995   $365,001,241   $1,133,525,402   $1,383,024,119   $32,691,653   $ 38,238,802
                                      =============   ============   ==============   ==============   ===========   ============

                                          2009            2008            2009              2008           2009          2008
                                      -------------   ------------   --------------   --------------   -----------   ------------
Units, beginning of period               22,608,467     19,224,624      107,096,820       33,634,489     2,981,744      3,382,379
Units issued                              8,803,030     21,627,888       49,553,562      104,361,951     1,086,155      2,667,916
Units redeemed                           16,150,256     18,244,045       67,733,444       30,899,620     1,493,010      3,068,551
                                      -------------   ------------   --------------   --------------   -----------   ------------
Units, end of period                     15,261,241     22,608,467       88,916,938      107,096,820     2,574,889      2,981,744
                                      =============   ============   ==============   ==============   ===========   ============

See accompanying notes.

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                        Mutual Shares Series I      Natural Resources Series II    Optimized All Cap Series II
                                      --------------------------   -----------------------------   ---------------------------
                                          2009           2008           2009           2008            2009          2008
                                      ------------   -----------   -------------   -------------   -----------   -------------
Income:
   Dividend distributions             $  1,460,431   $   193,407   $     933,738   $     647,704   $   654,699   $    538,531
Expenses:
   Mortality and expense risk and
      administrative charges              (636,005)      (50,306)     (2,151,838)     (3,605,425)     (871,431)    (1,359,407)
                                      ------------   -----------   -------------   -------------   -----------   ------------
Net investment income (loss)               824,426       143,101      (1,218,100)     (2,957,721)     (216,732)      (820,876)
                                      ------------   -----------   -------------   -------------   -----------   ------------
Realized gains (losses) on
   investments:
   Capital gain distributions                   --            --      43,502,897       7,826,683            --             --
   Net realized gain (loss)               (993,234)      (44,713)   (101,777,092)    (54,696,669)   (8,901,313)    (9,286,750)
                                      ------------   -----------   -------------   -------------   -----------   ------------
Realized gains (losses)                   (993,234)      (44,713)    (58,274,195)    (46,869,986)   (8,901,313)    (9,286,750)
                                      ------------   -----------   -------------   -------------   -----------   ------------
Unrealized appreciation
   (depreciation) during the period     23,288,199    (3,430,317)    119,418,999     (84,040,000)   22,354,688    (36,664,216)
                                      ------------   -----------   -------------   -------------   -----------   ------------
Net increase (decrease) in contract
   owners' equity from operations       23,119,391    (3,331,929)     59,926,704    (133,867,707)   13,236,643    (46,771,842)
                                      ------------   -----------   -------------   -------------   -----------   ------------
Changes from principal
   transactions:
   Purchase payments                    44,778,844     7,661,346       2,898,271       8,428,173       314,369        651,755
   Transfers between sub-accounts
      and the company                   38,793,049    14,329,106      16,831,445     (19,092,203)   (4,553,888)    (7,536,657)
   Withdrawals                            (779,906)      (81,632)     (9,243,768)    (31,200,606)   (3,222,158)    (8,918,010)
   Annual contract fee                  (1,535,364)     (217,369)       (537,104)       (638,791)     (384,810)      (451,856)
                                      ------------   -----------   -------------   -------------   -----------   ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                         81,256,623    21,691,451       9,948,844     (42,503,427)   (7,846,487)   (16,254,768)
                                      ------------   -----------   -------------   -------------   -----------   ------------
Total increase (decrease) in
   contract owners' equity             104,376,014    18,359,522      69,875,548    (176,371,134)    5,390,156    (63,026,610)
Contract owners' equity at
   beginning of period                $ 18,359,522            --     103,282,484     279,653,618    57,016,741    120,043,351
                                      ------------   -----------   -------------   -------------   -----------   ------------
Contract owners' equity at end of
   period                             $122,735,536   $18,359,522   $ 173,158,032   $ 103,282,484   $62,406,897   $ 57,016,741
                                      ============   ===========   =============   =============   ===========   ============

                                          2009           2008           2009           2008            2009          2008
                                      ------------   -----------   -------------   -------------   -----------   -------------
Units, beginning of period               2,191,280            --       4,519,846       5,632,699     4,770,992       5,614,030
Units issued                             9,731,411     2,229,538       2,152,880       2,393,190        59,072         405,956
Units redeemed                             314,539        38,258       1,716,094       3,506,043       687,577       1,248,994
                                      ------------   -----------   -------------   -------------   -----------   ------------
Units, end of period                    11,608,152     2,191,280       4,956,632       4,519,846     4,142,487       4,770,992
                                      ============   ===========   =============   =============   ===========   ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                       Optimized Value Series II       Pacific Rim Series I        Pacific Rim Series II
                                      --------------------------   --------------------------   --------------------------
                                          2009          2008           2009          2008           2009          2008
                                      -----------   ------------   -----------   ------------   -----------   ------------
Income:
   Dividend distributions             $   202,429   $    351,919   $   193,456   $    433,583   $   150,142   $    294,067
Expenses:
   Mortality and expense risk and
      administrative charges             (166,873)      (262,817)     (270,309)      (453,187)     (277,019)      (419,391)
                                      -----------   ------------   -----------   ------------   -----------   ------------
Net investment income (loss)               35,556         89,102       (76,853)       (19,604)     (126,877)      (125,324)
                                      -----------   ------------   -----------   ------------   -----------   ------------
Realized gains (losses) on
   investments:
   Capital gain distributions                  --             --            --        795,947            --        734,533
   Net realized gain (loss)            (1,858,050)    (1,615,709)   (6,234,242)    (6,863,162)   (5,120,388)    (9,059,248)
                                      -----------   ------------   -----------   ------------   -----------   ------------
Realized gains (losses)                (1,858,050)    (1,615,709)   (6,234,242)    (6,067,215)   (5,120,388)    (8,324,715)
                                      -----------   ------------   -----------   ------------   -----------   ------------
Unrealized appreciation
   (depreciation) during the period     4,036,830     (7,023,729)   11,127,878     (8,925,616)   10,309,318     (3,966,829)
                                      -----------   ------------   -----------   ------------   -----------   ------------
Net increase (decrease) in contract
   owners' equity from operations       2,214,336     (8,550,336)    4,816,783    (15,012,435)    5,062,053    (12,416,868)
                                      -----------   ------------   -----------   ------------   -----------   ------------
Changes from principal
   transactions:
   Purchase payments                       38,463        119,760       137,444        409,106       536,973      1,337,254
   Transfers between sub-accounts
      and the company                    (676,769)    (2,015,968)   (1,023,110)    (6,396,722)    2,119,081    (10,458,588)
   Withdrawals                           (696,623)    (1,874,603)   (1,820,119)    (4,667,985)     (941,637)    (3,696,646)
   Annual contract fee                    (70,379)       (84,272)      (63,718)       (77,884)      (62,561)       (85,128)
                                      -----------   ------------   -----------   ------------   -----------   ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                        (1,405,308)    (3,855,083)   (2,769,503)   (10,733,485)    1,651,856    (12,903,108)
                                      -----------   ------------   -----------   ------------   -----------   ------------
Total increase (decrease) in
   contract owners' equity                809,028    (12,405,419)    2,047,280    (25,745,920)    6,713,909    (25,319,976)
Contract owners' equity at
   beginning of period                 11,036,947     23,442,366    18,180,312     43,926,232    14,432,831     39,752,807
                                      -----------   ------------   -----------   ------------   -----------   ------------
Contract owners' equity at end of
   period                             $11,845,975   $ 11,036,947   $20,227,592   $ 18,180,312   $21,146,740   $ 14,432,831
                                      ===========   ============   ===========   ============   ===========   ============

                                          2009          2008           2009          2008           2009          2008
                                      -----------   ------------   -----------   ------------   -----------   ------------
Units, beginning of period              1,107,167      1,358,278     2,021,114      2,850,036     1,096,257      1,748,484
Units issued                               36,236         66,171       420,673        449,046       699,532        504,336
Units redeemed                            174,229        317,282       725,218      1,277,968       546,350      1,156,563
                                      -----------   ------------   -----------   ------------   -----------   ------------
Units, end of period                      969,174      1,107,167     1,716,569      2,021,114     1,249,439      1,096,257
                                      ===========   ============   ===========   ============   ===========   ============

See accompanying notes.

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                             PIM Classic                                        Real Estate
                                           Value Series II           PIMCO All Asset         Securities Series I
                                     -------------------------  ------------------------  ---------------------------
                                         2009         2008         2009          2008         2009          2008
                                     -----------  ------------  -----------  -----------  ------------  -------------
Income:
   Dividend distributions received   $    90,537  $    230,577  $ 1,406,392  $ 1,400,989  $  1,361,709   $  2,535,256
Expenses:
   Mortality and expense risk and
      administrative charges             (42,278)     (231,884)    (320,510)    (412,119)     (609,288)    (1,226,449)
                                     -----------  ------------  -----------  -----------  ------------   ------------
Net investment income (loss)              48,259        (1,307)   1,085,882      988,870       752,421      1,308,807
                                     -----------  ------------  -----------  -----------  ------------   ------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                --       238,983           --       68,363            --      1,232,256
   Net realized gain (loss)           (7,294,743)   (7,770,212)  (1,362,818)  (1,470,470)  (30,359,776)   (39,068,560)
                                     -----------  ------------  -----------  -----------  ------------   ------------
Realized gains (losses)               (7,294,743)   (7,531,229)  (1,362,818)  (1,402,107)  (30,359,776)   (37,836,304)
                                     -----------  ------------  -----------  -----------  ------------   ------------
Unrealized appreciation
   (depreciation) during
   the period                          6,828,811    (1,437,862)   3,865,320   (4,773,598)   39,829,457      2,114,300
                                     -----------  ------------  -----------  -----------  ------------   ------------
Net increase (decrease) in contract
   owners' equity from operations       (417,673)   (8,970,398)   3,588,384   (5,186,835)   10,222,102    (34,413,197)
                                     -----------  ------------  -----------  -----------  ------------   ------------
Changes from principal
   transactions:
   Purchase payments                      29,865       766,577       62,821       77,274       123,585        352,874
   Transfers between sub-accounts
      and the company                 (8,783,945)     (995,049)   1,803,186    1,070,045    (3,521,340)    (8,234,288)
   Withdrawals                          (250,073)   (1,942,031)  (1,714,518)  (3,600,384)   (4,964,352)   (14,207,800)
   Annual contract fee                    (8,952)      (42,064)     (63,673)     (71,473)     (123,447)      (182,058)
                                     -----------  ------------  -----------  -----------  ------------   ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       (9,013,105)   (2,212,567)      87,816   (2,524,538)   (8,485,554)   (22,271,272)
                                     -----------  ------------  -----------  -----------  ------------   ------------
Total increase (decrease) in
   contract owners' equity            (9,430,778)  (11,182,965)   3,676,200   (7,711,373)    1,736,548    (56,684,469)
Contract owners' equity at
   beginning of period                 9,430,778    20,613,743   20,097,369   27,808,742    46,812,843    103,497,312
                                     -----------  ------------  -----------  -----------  ------------   ------------
Contract owners' equity at end
   of period                         $        --  $  9,430,778  $23,773,569  $20,097,369  $ 48,549,391   $ 46,812,843
                                     ===========  ============  ===========  ===========  ============   ============

                                         2009         2008         2009          2008         2009          2008
                                     -----------  ------------  -----------  -----------  ------------  -------------
Units, beginning of period             1,237,677     1,439,118    1,541,751    1,761,138     2,583,952      3,404,402
Units issued                             274,846     1,118,127      414,192      646,784       352,591        453,880
Units redeemed                         1,512,523     1,319,568      429,457      866,171       845,168      1,274,330
                                     -----------  ------------  -----------  -----------  ------------   ------------
Units, end of period                          --     1,237,677    1,526,486    1,541,751     2,091,375      2,583,952
                                     ===========  ============  ===========  ===========  ============   ============

See accompanying notes.

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                        Real Estate Securities           Real Return              Science & Technology
                                              Series II                Bond Series II                  Series I
                                     ---------------------------  ---------------------------  ---------------------------
                                         2009          2008           2009           2008          2009          2008
                                     ------------  -------------  -------------  ------------  ------------  -------------
Income:
   Dividend distributions received   $  1,617,967  $   2,508,008  $   7,055,246  $    554,730  $         --  $          --
Expenses:
   Mortality and expense risk and
      administrative charges             (783,795)    (1,391,452)    (1,303,304)   (1,598,704)   (1,368,804)    (1,909,965)
                                     ------------  -------------  -------------  ------------  ------------  -------------
Net investment income (loss)              834,172      1,116,556      5,751,942    (1,043,974)   (1,368,804)    (1,909,965)
                                     ------------  -------------  -------------  ------------  ------------  -------------
Realized gains (losses)
   on investments:
   Capital gain distributions
      received                                 --      1,280,156      4,822,162     2,491,658            --             --
   Net realized gain (loss)           (32,035,917)   (40,964,824)    (3,839,988)   (2,620,098)    2,053,092      8,921,654
                                     ------------  -------------  -------------  ------------  ------------  -------------
Realized gains (losses)               (32,035,917)   (39,684,668)       982,174      (128,440)    2,053,092      8,921,654
                                     ------------  -------------  -------------  ------------  ------------  -------------
Unrealized appreciation
   (depreciation) during
   the period                          45,162,341        439,697      6,349,694   (13,383,488)   43,698,526    (78,621,890)
                                     ------------  -------------  -------------  ------------  ------------  -------------
Net increase (decrease) in contract
   owners' equity from operations      13,960,596    (38,128,415)    13,083,810   (14,555,902)   44,382,814    (71,610,201)
                                     ------------  -------------  -------------  ------------  ------------  -------------
Changes from principal
   transactions:
   Purchase payments                    2,164,971      2,874,809        379,433       460,003       784,000      1,121,569
   Transfers between sub-accounts
      and the company                  (3,531,730)    (7,307,048)     4,640,939    18,709,294    (5,218,177)   (15,505,791)
   Withdrawals                         (3,999,341)   (10,476,377)   (10,077,603)  (15,815,247)   (8,474,471)   (19,501,803)
   Annual contract fee                   (235,189)      (305,046)      (254,114)     (244,389)     (369,552)      (400,174)
                                     ------------  -------------  -------------  ------------  ------------  -------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                        (5,601,289)   (15,213,662)    (5,311,345)    3,109,661   (13,278,200)   (34,286,199)
                                     ------------  -------------  -------------  ------------  ------------  -------------
Total increase (decrease) in
   contract owners' equity              8,359,307    (53,342,077)     7,772,465   (11,446,241)   31,104,614   (105,896,400)
Contract owners' equity at
   beginning of period                 53,640,588    106,982,665     77,729,384    89,175,625    77,390,411    183,286,811
                                     ------------  -------------  -------------  ------------  ------------  -------------
Contract owners' equity at
   end of period                     $ 61,999,895  $  53,640,588  $  85,501,849  $ 77,729,384  $108,495,025  $  77,390,411
                                     ============  =============  =============  ============  ============  =============

                                         2009           2008           2009          2008          2009          2008
                                     ------------  -------------  -------------  ------------  ------------  -------------
Units, beginning of period              3,569,226      4,179,110      5,990,033     5,983,075    11,304,471     14,544,121
Units issued                              941,107        991,243      1,704,548     4,510,146     1,189,071        992,686
Units redeemed                          1,213,650      1,601,127      2,081,259     4,503,188     2,646,991      4,232,336
                                     ------------  -------------  -------------  ------------  ------------  -------------
Units, end of period                    3,296,683      3,569,226      5,613,322     5,990,033     9,846,551     11,304,471
                                     ============  =============  =============  ============  ============  =============

See accompanying notes.

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                       Science & Technology            Scudder Fixed              Small Cap Index
                                             Series II                      Income                    Series I
                                     -------------------------  --------------------------  -------------------------
                                         2009          2008          2009         2008         2009          2008
                                     -----------  ------------  ------------  ------------  -----------  ------------
Income:
   Dividend distributions received   $        --  $         --  $  2,240,006  $  2,850,334  $   114,640  $    278,003
Expenses:
   Mortality and expense risk and
      administrative charges            (606,867)     (694,348)     (383,157)     (651,857)    (220,829)     (345,220)
                                     -----------  ------------  ------------  ------------  -----------  ------------
Net investment income (loss)            (606,867)     (694,348)    1,856,849     2,198,477     (106,189)      (67,217)
                                     -----------  ------------  ------------  ------------  -----------  ------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                --            --            --            --      457,032       235,984
   Net realized gain (loss)           (2,595,820)    1,180,876    (8,933,361)   (1,973,563)  (2,231,538)   (1,048,953)
                                     -----------  ------------  ------------  ------------  -----------  ------------
Realized gains (losses)               (2,595,820)    1,180,876    (8,933,361)   (1,973,563)  (1,774,506)     (812,969)
                                     -----------  ------------  ------------  ------------  -----------  ------------
Unrealized appreciation
   (depreciation) during the period   21,511,764   (25,428,660)    8,800,890    (9,002,696)   5,075,791    (8,223,148)
                                     -----------  ------------  ------------  ------------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from operations     18,309,077   (24,942,132)    1,724,378    (8,777,782)   3,195,096    (9,103,334)
                                     -----------  ------------  ------------  ------------  -----------  ------------
Changes from principal
   transactions:
   Purchase payments                     971,802     1,798,519       116,047       202,199       51,269        89,029
   Transfers between sub-accounts
   and the company                     7,617,254    (7,214,558)  (28,302,946)   (6,279,616)  (1,175,929)   (1,889,544)
   Withdrawals                        (2,526,776)   (5,613,957)   (2,289,728)   (4,854,554)  (1,607,474)   (3,231,999)
   Annual contract fee                  (170,751)     (165,671)     (162,090)     (198,751)     (58,055)      (61,942)
                                     -----------  ------------  ------------  ------------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                        5,891,529   (11,195,667)  (30,638,717)  (11,130,722)  (2,790,189)   (5,094,456)
                                     -----------  ------------  ------------  ------------  -----------  ------------
Total increase (decrease) in
   contract owners' equity            24,200,606   (36,137,799)  (28,914,339)  (19,908,504)     404,907   (14,197,790)
Contract owners' equity at
   beginning of period                27,164,775    63,302,574    28,914,339    48,822,843   15,410,060    29,607,850
                                     -----------  ------------  ------------  ------------  -----------  ------------
Contract owners' equity at end
   of period                         $51,365,381  $ 27,164,775  $         --  $ 28,914,339  $15,814,967  $ 15,410,060
                                     ===========  ============  ============  ============  ===========  ============

                                         2009         2008          2009          2008         2009          2008
                                     -----------  ------------  ------------  ------------  -----------  ------------
Units, beginning of period             3,148,519     4,022,564     2,614,051     3,489,402    1,374,591     1,722,251
Units issued                           1,857,677       814,951       212,694        88,651      103,684       190,719
Units redeemed                         1,297,511     1,688,996     2,826,745       964,002      347,918       538,379
                                     -----------  ------------  ------------  ------------  -----------  ------------
Units, end of period                   3,708,685     3,148,519            --     2,614,051    1,130,357     1,374,591
                                     ===========  ============  ============  ============  ===========  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                            Small Cap                   Small Cap                  Small Cap
                                          Index Series II          Opportunities Series I    Opportunities Series II
                                     -------------------------  --------------------------  --------------------------
                                         2009         2008          2009          2008          2009          2008
                                     -----------  ------------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions received   $   313,871  $    755,516  $         --  $    958,268  $         --  $    711,642
Expenses:
   Mortality and expense risk and
      administrative charges            (812,440)   (1,176,539)     (386,318)     (629,464)     (373,987)     (547,798)
                                     -----------  ------------  ------------  ------------  ------------  ------------
Net investment income (loss)            (498,569)     (421,023)     (386,318)      328,804      (373,987)      163,844
                                     -----------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses) on
    investments:
   Capital gain distributions
      received                         1,613,250       781,733            --     1,337,802            --     1,076,903
   Net realized gain (loss)           (5,818,924)   (5,058,808)   (4,933,476)   (2,511,354)   (4,273,827)   (1,514,816)
                                     -----------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses)               (4,205,674)   (4,277,075)   (4,933,476)   (1,173,552)   (4,273,827)     (437,913)
                                     -----------  ------------  ------------  ------------  ------------  ------------
Unrealized appreciation
   (depreciation) during
   the period                         16,231,422   (24,960,572)   12,360,752   (20,788,720)   11,136,901   (17,585,517)
                                     -----------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from operations     11,527,179   (29,658,670)    7,040,958   (21,633,468)    6,489,087   (17,859,586)
                                     -----------  ------------  ------------  ------------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments                     447,484       735,589        93,861       155,203       468,323       704,836
   Transfers between sub-accounts
      and the company                 (2,472,638)   (7,336,475)   (2,206,473)   (4,688,452)     (585,584)   (3,736,405)
      Withdrawals                     (2,333,150)   (7,133,652)   (2,519,946)   (6,064,067)   (1,712,683)   (3,927,938)
      Annual contract fee               (323,532)     (359,430)      (89,406)     (110,647)     (115,897)     (133,560)
                                     -----------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       (4,681,836)  (14,093,968)   (4,721,964)  (10,707,963)   (1,945,841)   (7,093,067)
                                     -----------  ------------  ------------  ------------  ------------  ------------
Total increase (decrease) in
   contract owners' equity             6,845,343   (43,752,638)    2,318,994   (32,341,431)    4,543,246   (24,952,653)
Contract owners' equity at
   beginning of period                52,120,970    95,873,608    26,145,036    58,486,467    22,320,689    47,273,342
                                     -----------  ------------  ------------  ------------  ------------  ------------
Contract owners' equity at end
   of period                         $58,966,313  $ 52,120,970  $ 28,464,030  $ 26,145,036  $ 26,863,935  $ 22,320,689
                                     ===========  ============  ============  ============  ============  ============

                                         2009         2008          2009          2008          2009          2008
                                     -----------  ------------  ------------  ------------  ------------  ------------
Units, beginning of period             4,455,488     5,337,612     2,041,130     2,601,624     1,804,827     2,158,038
Units issued                             244,026       340,693       158,129       162,874       375,290       161,936
Units redeemed                           647,010     1,222,817       513,607       723,368       508,554       515,147
                                     -----------  ------------  ------------  ------------  ------------  ------------
Units, end of period                   4,052,504     4,455,488     1,685,652     2,041,130     1,671,563     1,804,827
                                     ===========  ============  ============  ============  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                   Small Company Value          Small Company Value
                                       Small Cap Value Focus             Series I                   Series II
                                     ------------------------  --------------------------  --------------------------
                                         2009         2008         2009          2008          2009          2008
                                     -----------  -----------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions received   $    21,385  $    38,958  $    271,026  $    819,998  $    161,506  $    484,227
Expenses:
   Mortality and expense risk and
      administrative charges             (65,068)    (119,464)   (1,109,344)   (1,816,937)   (1,104,456)   (1,668,553)
                                     -----------  -----------  ------------  ------------  ------------  ------------
Net investment income (loss)             (43,683)     (80,506)     (838,318)     (996,939)     (942,950)   (1,184,326)
                                     -----------  -----------  ------------  ------------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                --      213,212     9,586,606     2,242,588     9,006,578     1,897,220
   Net realized gain (loss)           (1,624,797)  (1,238,375)  (15,418,958)   (3,454,536)  (12,374,254)   (6,988,725)
                                     -----------  -----------  ------------  ------------  ------------  ------------
Realized gains (losses)               (1,624,797)  (1,025,163)   (5,832,352)   (1,211,948)   (3,367,676)   (5,091,505)
                                     -----------  -----------  ------------  ------------  ------------  ------------
Unrealized appreciation
   (depreciation) during the period    2,643,269   (2,597,841)   22,993,202   (32,884,634)   20,149,057   (25,814,555)
                                     -----------  -----------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from operations        974,789   (3,703,510)   16,322,532   (35,093,521)   15,838,431   (32,090,386)
                                     -----------  -----------  ------------  ------------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments                         680        1,580       321,382       540,904     1,104,826     2,424,057
   Transfers between sub-accounts
      and the company                   (415,404)  (1,629,694)   (7,179,699)  (16,657,795)   (4,544,083)  (11,351,698)
   Withdrawals                          (769,509)  (1,084,788)   (8,588,700)  (19,945,072)   (4,827,419)  (13,130,583)
   Annual contract fee                   (18,697)     (25,480)     (241,105)     (298,887)     (312,778)     (375,973)
                                     -----------  -----------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       (1,202,930)  (2,738,382)  (15,688,122)  (36,360,850)   (8,579,454)  (22,434,197)
                                     -----------  -----------  ------------  ------------  ------------  ------------
Total increase (decrease) in
   contract owners' equity              (228,141)  (6,441,892)      634,410   (71,454,371)    7,258,977   (54,524,583)
Contract owners' equity at
   beginning of period                 4,838,382   11,280,274    79,387,635   150,842,006    71,273,170   125,797,753
                                     -----------  -----------  ------------  ------------  ------------  ------------
Contract owners' equity at end of
   period                            $ 4,610,241  $ 4,838,382  $ 80,022,045  $ 79,387,635  $ 78,532,147  $ 71,273,170
                                     ===========  ===========  ============  ============  ============  ============

                                         2009         2008         2009          2008          2009          2008
                                     -----------  -----------  ------------  ------------  ------------  ------------
Units, beginning of period               224,622      298,503     4,835,477     6,598,777     5,166,412     6,480,945
Units issued                               2,910        9,389       242,545       553,314       539,643     1,022,552
Units redeemed                            60,388       83,270     1,201,240     2,316,614     1,141,691     2,337,085
                                     -----------  -----------  ------------  ------------  ------------  ------------
Units, end of period                     167,144      224,622     3,876,782     4,835,477     4,564,364     5,166,412
                                     ===========  ===========  ============  ============  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                       Smaller      Smaller
                                       Company      Company
                                        Growth      Growth
                                       Series I    Series II    Strategic Bond Series I     Strategic Bond Series II
                                     -----------  -----------  -------------------------  ---------------------------
                                         2009         2009         2009         2008          2009          2008
                                     -----------  -----------  -----------  ------------  -----------  --------------
Income:
   Dividend distributions received   $        --  $        --  $ 5,546,883  $  5,852,108  $ 4,758,122   $  4,490,225
Expenses:
   Mortality and expense risk and
      administrative charges             (71,447)     (45,471)  (1,013,906)   (1,372,617)    (951,893)    (1,130,198)
                                     -----------  -----------  -----------  ------------  -----------   ------------
Net investment income (loss)             (71,447)     (45,471)   4,532,977     4,479,491    3,806,229      3,360,027
                                     -----------  -----------  -----------  ------------  -----------   ------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                --           --           --            --           --             --
   Net realized gain (loss)               20,275       14,523   (4,810,959)   (5,377,210)  (4,660,575)    (5,625,383)
                                     -----------  -----------  -----------  ------------  -----------   ------------
Realized gains (losses)                   20,275       14,523   (4,810,959)   (5,377,210)  (4,660,575)    (5,625,383)
                                     -----------  -----------  -----------  ------------  -----------   ------------
Unrealized appreciation
   (depreciation) during the period    1,850,476    1,055,286   13,575,667   (16,069,180)  12,263,118    (10,622,877)
                                     -----------  -----------  -----------  ------------  -----------   ------------
Net increase (decrease) in contract
   owners' equity from operations      1,799,304    1,024,338   13,297,685   (16,966,899)  11,408,772    (12,888,233)
                                     -----------  -----------  -----------  ------------  -----------   ------------
Changes from principal
   transactions:
   Purchase payments                      11,562       58,523      132,028       200,805    1,268,992      1,871,150
   Transfers between sub-accounts
      and the company                 35,925,528   20,701,081    3,074,291   (12,634,797)   9,130,065    (12,523,316)
   Withdrawals                          (330,386)    (146,792)  (9,028,486)  (19,897,774)  (5,400,240)   (10,384,012)
   Annual contract fee                   (14,988)     (14,328)    (105,841)     (109,607)    (218,812)      (229,859)
                                     -----------  -----------  -----------  ------------  -----------   ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       35,591,716   20,598,484   (5,928,008)  (32,441,373)   4,780,005    (21,266,037)
                                     -----------  -----------  -----------  ------------  -----------   ------------
Total increase (decrease) in
   contract owners' equity            37,391,020   21,622,822    7,369,677   (49,408,272)  16,188,777    (34,154,270)
Contract owners' equity at
   beginning of period                        --           --   66,522,375   115,930,647   51,325,835     85,480,105
                                     -----------  -----------  -----------  ------------  -----------   ------------
Contract owners' equity at end of
   period                            $37,391,020  $21,622,822  $73,892,052  $ 66,522,375  $67,514,612   $ 51,325,835
                                     ===========  ===========  ===========  ============  ===========   ============

                                         2009         2009         2009         2008          2009          2008
                                     -----------  -----------  -----------  ------------  -----------  -------------
Units, beginning of period                    --           --    3,956,841     5,698,598    3,982,811      5,438,541
Units issued                           2,923,245    1,701,272      547,842       274,530    1,474,190        474,734
Units redeemed                            76,561       52,602      877,536     2,016,287    1,120,637      1,930,464
                                     -----------  -----------  -----------  ------------  -----------   ------------
Units, end of period                   2,846,684    1,648,670    3,627,147     3,956,841    4,336,364      3,982,811
                                     ===========  ===========  ===========  ============  ===========   ============

See accompanying notes.

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                  T Rowe
                                                                Price Mid
                                         Strategic Income         Value         T Rowe Price Mid
                                             Series II           Series I        Value Series II
                                     ------------------------  -----------  -------------------------
                                         2009         2008         2009         2009         2008
                                     -----------  -----------  -----------  -----------  ------------
Income:
   Dividend distributions received   $   671,982  $ 1,161,653  $   353,732  $   205,767  $    99,030
Expenses:
   Mortality and expense risk and
      administrative charges            (167,757)    (198,986)    (781,106)    (948,228)    (166,493)
                                     -----------  -----------  -----------  -----------  -----------
Net investment income (loss)             504,225      962,667     (427,374)    (742,461)     (67,463)
                                     -----------  -----------  -----------  -----------  -----------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                --           --           --           --       247,972
   Net realized gain (loss)             (358,748)    (141,609)   1,873,824   (2,536,789)  (2,396,164)
                                     -----------  -----------  -----------  -----------  -----------
Realized gains (losses)                 (358,748)    (141,609)   1,873,824   (2,536,789)  (2,148,192)
                                     -----------  -----------  -----------  -----------  -----------
Unrealized appreciation
   (depreciation) during the period    2,185,320   (2,001,074)  21,206,762   27,898,437   (2,203,338)
                                     -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from operations      2,330,797   (1,180,016)  22,653,212   24,619,187   (4,418,993)
                                     -----------  -----------  -----------  -----------  -----------
Changes from principal
   transactions:
   Purchase payments                      93,794       62,417      275,575      300,186      177,455
   Transfers between sub-accounts
      and the company                  1,710,190   (2,800,934)  64,780,220   65,063,056   (1,354,347)
   Withdrawals                          (962,996)  (1,786,315)  (2,940,586)  (5,000,315)  (1,567,614)
   Annual contract fee                   (30,288)     (28,009)    (183,917)    (278,087)     (27,280)
                                     -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                          810,700   (4,552,841)  61,931,292   60,084,840   (2,771,786)
                                     -----------  -----------  -----------  -----------  -----------
Total increase (decrease) in
   contract owners' equity             3,141,497   (5,732,857)  84,584,504   84,704,027   (7,190,779)
Contract owners' equity at
   beginning of period                 9,163,669   14,896,526           --    7,325,441   14,516,220
                                     -----------  -----------  -----------  -----------  -----------
Contract owners' equity at end of
   period                            $12,305,166  $ 9,163,669  $84,584,504  $92,029,468  $ 7,325,441
                                     ===========  ===========  ===========  ===========  ===========

                                         2009        2008          2009         2009         2008
                                     -----------  -----------  -----------  -----------  -----------
Units, beginning of period               711,330    1,038,263           --      700,153       889,968
Units issued                             362,599      252,603    6,465,964    6,603,930       242,318
Units redeemed                           306,216      579,536      888,121    1,161,772       432,133
                                     -----------  -----------  -----------  -----------  -----------
Units, end of period                     767,713      711,330    5,577,843    6,142,311       700,153
                                     ===========  ===========  ===========  ===========  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                              Total
                                                           Bond Market
                                       Total Bond Market     Trust A
                                       Trust A Series II    Series NAV     Total Return Series I
                                     --------------------  -----------  --------------------------
                                        2009       2008        2009         2009          2008
                                     ---------  ---------- -----------  ------------  ------------
Income:
   Dividend distributions received   $  21,156  $  12,126  $   768,485  $  9,635,456  $ 12,093,046
Expenses:
   Mortality and expense risk and
      administrative charges           (13,519)    (8,406)     (75,565)   (3,670,399)   (3,912,085)
                                     ---------  ---------  -----------  ------------  ------------
Net investment income (loss)             7,637      3,720      692,920     5,965,057     8,180,961
                                     ---------  ---------  -----------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                           8,148      1,571           --    11,167,421     2,826,370
   Net realized gain (loss)             31,754      2,127        2,742      (496,060)   (2,146,233)
                                     ---------  ---------  -----------  ------------  ------------
Realized gains (losses)                 39,902      3,698        2,742    10,671,361       680,137
                                     ---------  ---------  -----------  ------------  ------------
Unrealized appreciation
   (depreciation) during the period    (25,697)    22,682     (487,875)   10,313,046    (6,297,224)
                                     ---------  ---------  -----------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from operations       21,842     30,100      207,787    26,949,464     2,563,874
                                     ---------  ---------  -----------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments                    65,100      3,000   23,979,514     1,739,650       973,709
   Transfers between sub-accounts
      and the company                    9,854    475,928    7,234,238    20,143,471    30,349,955
   Withdrawals                        (127,575)   (60,359)       1,160   (35,555,312)  (50,763,204)
   Annual contract fee                  (6,120)    (2,132)    (767,672)     (672,752)     (563,609)
                                     ---------  ---------  -----------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                        (58,741)   416,437   30,447,240   (14,344,943)  (20,003,149)
                                     ---------  ---------  -----------  ------------  ------------
Total increase (decrease) in
   contract owners' equity             (36,899)   446,537   30,655,027    12,604,521   (17,439,275)
Contract owners' equity at
   beginning of period                 905,694    459,157           --   237,527,484   254,966,759
                                     ---------  ---------  -----------  ------------  ------------
Contract owners' equity at end of
   period                            $ 868,795  $ 905,694  $30,655,027  $250,132,005  $237,527,484
                                     =========  =========  ===========  ============  ============

                                        2009       2008        2009         2009          2008
                                     ---------  ---------  -----------  ------------  ------------
Units, beginning of period              67,335     35,455           --    13,162,475    14,285,278
Units issued                           112,789     87,435    2,367,658     2,437,991     3,557,856
Units redeemed                         115,884     55,555        6,871     3,137,378     4,680,659
                                     ---------  ---------  -----------  ------------  ------------
Units, end of period                    64,240     67,335    2,360,787    12,463,088    13,162,475
                                     =========  =========  ===========  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                     Total Stock Market         Total Stock Market
                                       Total Return Series II          Index Series I            Index Series II
                                     --------------------------  -------------------------  -------------------------
                                         2009          2008          2009         2008          2009         2008
                                     ------------  ------------  -----------  ------------  -----------  ------------
Income:
   Dividend distributions received   $ 10,760,521  $ 11,005,087  $   184,927  $    266,790  $   502,747  $    689,108
Expenses:
   Mortality and expense risk and
      administrative charges           (4,368,230)   (3,751,589)    (176,225)     (279,810)    (559,246)     (834,847)
                                     ------------  ------------  -----------  ------------  -----------  ------------
Net investment income (loss)            6,392,291     7,253,498        8,702       (13,020)     (56,499)     (145,739)
                                     ------------  ------------  -----------  ------------  -----------  ------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                         12,342,008     2,453,389           --        35,152           --       101,346
   Net realized gain (loss)              (381,763)     (987,730)    (464,353)      745,590   (3,658,966)   (1,491,200)
                                     ------------  ------------  -----------  ------------  -----------  ------------
Realized gains (losses)                11,960,245     1,465,659     (464,353)      780,742   (3,658,966)   (1,389,854)
                                     ------------  ------------  -----------  ------------  -----------  ------------
Unrealized appreciation
   (depreciation) during the period    11,727,453    (7,050,715)   3,246,122    (8,805,726)  12,225,649   (22,497,509)
                                     ------------  ------------  -----------  ------------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from operations      30,079,989     1,668,442    2,790,471    (8,038,004)   8,510,184   (24,033,102)
                                     ------------  ------------  -----------  ------------  -----------  ------------
Changes from principal
   transactions:
   Purchase payments                   11,328,858    13,075,925       38,523        53,841      234,528       457,608
   Transfers between sub-accounts
      and the company                  59,477,039    46,773,698      (25,597)   (2,440,385)    (897,191)   (6,079,674)
   Withdrawals                        (27,501,051)  (32,179,500)    (904,661)   (2,979,062)  (2,032,156)   (5,796,889)
   Annual contract fee                   (816,124)     (663,721)     (33,607)      (38,643)    (232,706)     (266,347)
                                     ------------  ------------  -----------  ------------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                        42,488,722    27,006,402     (925,342)   (5,404,249)  (2,927,525)  (11,685,302)
                                     ------------  ------------  -----------  ------------  -----------  ------------
Total increase (decrease) in
   contract owners' equity             72,568,711    28,674,844    1,865,129   (13,442,253)   5,582,659   (35,718,404)
Contract owners' equity at
   beginning of period                233,586,950   204,912,106   11,554,747    24,997,000   36,103,662    71,822,066
                                     ------------  ------------  -----------  ------------  -----------  ------------
Contract owners' equity at end of
   period                            $306,155,661  $233,586,950  $13,419,876  $ 11,554,747  $41,686,321  $ 36,103,662
                                     ============  ============  ===========  ============  ===========  ============

                                         2009          2008          2009         2008          2009         2008
                                     ------------  ------------  -----------  ------------  -----------  ------------
Units, beginning of period             15,079,563    13,299,866    1,405,412     1,875,342    3,347,656     4,118,314
Units issued                            6,760,437     7,508,339       96,302       104,966      307,734       156,482
Units redeemed                          4,064,213     5,728,642      213,208       574,896      599,732       927,140
                                     ------------  ------------  -----------  ------------  -----------  ------------
Units, end of period                   17,775,787    15,079,563    1,288,506     1,405,412    3,055,658     3,347,656
                                     ============  ============  ===========  ============  ===========  ============

See accompanying notes.

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                     U.S. Government Securities  U.S. Government Securities
                                              Series I                    Series II
                                     --------------------------  --------------------------
                                         2009          2008          2009          2008
                                     ------------  ------------  ------------  ------------
Income:
   Dividend distributions received   $  2,986,794  $  4,179,044  $  2,453,158  $  2,912,003
Expenses:
   Mortality and expense risk and
      administrative charges           (1,528,685)   (1,697,467)   (1,355,560)   (1,192,082)
                                     ------------  ------------  ------------  ------------
Net investment income (loss)            1,458,109     2,481,577     1,097,598     1,719,921
                                     ------------  ------------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                          2,654,323            --     2,148,409            --
   Net realized gain (loss)            (2,850,217)   (5,079,312)   (1,790,507)   (3,174,308)
                                     ------------  ------------  ------------  ------------
Realized gains (losses)                  (195,894)   (5,079,312)      357,902    (3,174,308)
                                     ------------  ------------  ------------  ------------
Unrealized appreciation
   (depreciation) during the period     5,414,438    (1,017,887)    3,852,348      (944,712)
                                     ------------  ------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from operations       6,676,653    (3,615,622)    5,307,848    (2,399,099)
                                     ------------  ------------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments                      817,587       418,220     3,655,380     4,880,999
   Transfers between sub-accounts
      and the company                     168,827     8,214,434     7,291,212    20,479,755
   Withdrawals                        (16,828,941)  (20,429,361)  (10,149,918)  (11,948,389)
   Annual contract fee                   (194,053)     (187,741)     (209,895)     (180,821)
                                     ------------  ------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       (16,036,580)  (11,984,448)      586,779    13,231,544
                                     ------------  ------------  ------------  ------------
Total increase (decrease) in
   contract owners' equity             (9,359,927)  (15,600,070)    5,894,627    10,832,445
Contract owners' equity at
   beginning of period                105,227,595   120,827,665    81,096,626    70,264,181
                                     ------------  ------------  ------------  ------------
Contract owners' equity at end of
   period                            $ 95,867,668  $105,227,595  $ 86,991,253  $ 81,096,626
                                     ============  ============  ============  ============

                                         2009          2008          2009          2008
                                     ------------  ------------  ------------  ------------
Units, beginning of period              5,539,269     6,153,456     6,098,393     5,107,643
Units issued                            1,020,113     2,307,132     2,808,451     5,007,103
Units redeemed                          1,833,425     2,921,319     2,752,727     4,016,353
                                     ------------  ------------  ------------  ------------
Units, end of period                    4,725,957     5,539,269     6,154,117     6,098,393
                                     ============  ============  ============  ============

See accompanying notes.

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                         U.S. High Yield         U.S. Large Cap Value           U.S. Large Cap
                                            Series II                  Series I                 Value Series II
                                     ----------------------  ---------------------------  --------------------------
                                        2009        2008         2009           2008          2009          2008
                                     ----------  ----------  ------------  -------------  ------------  ------------
Income:
   Dividend distributions received   $  531,586  $  118,054  $    515,917  $   3,164,296  $    228,301  $  1,224,628
Expenses:
   Mortality and expense risk and
      administrative charges            (84,810)    (28,939)     (409,529)    (2,204,275)     (198,319)     (955,329)
                                     ----------  ----------  ------------  -------------  ------------  ------------
Net investment income (loss)            446,776      89,115       106,388        960,021        29,982       269,299
                                     ----------  ----------  ------------  -------------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                               --          --            --             --            --            --
   Net realized gain (loss)             385,585    (161,357)  (38,210,575)     4,074,197   (17,975,247)    1,476,135
                                     ----------  ----------  ------------  -------------  ------------  ------------
Realized gains (losses)                 385,585    (161,357)  (38,210,575)     4,074,197   (17,975,247)    1,476,135
                                     ----------  ----------  ------------  -------------  ------------  ------------
Unrealized appreciation
   (depreciation) during the period   1,088,645    (312,935)   36,276,645    (74,929,813)   17,223,601   (30,150,756)
                                     ----------  ----------  ------------  -------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from operations     1,921,006    (385,177)   (1,827,542)   (69,895,595)     (721,664)  (28,405,322)
                                     ----------  ----------  ------------  -------------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments                     51,338      16,442        89,202        510,195       272,291     1,501,545
   Transfers between sub-accounts
      and the company                 3,170,037     711,788   (87,296,373)   (15,557,150)  (39,932,072)   (4,434,714)
   Withdrawals                         (774,017)   (407,730)   (4,140,678)   (25,126,076)     (773,705)   (5,806,869)
   Annual contract fee                  (22,399)     (4,104)     (108,840)      (380,062)      (62,179)     (229,243)
                                     ----------  ----------  ------------  -------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       2,424,959     316,396   (91,456,689)   (40,553,093)  (40,495,665)   (8,969,281)
                                     ----------  ----------  ------------  -------------  ------------  ------------
Total increase (decrease) in
   contract owners' equity            4,345,965     (68,781)  (93,284,231)  (110,448,688)  (41,217,329)  (37,374,603)
Contract owners' equity at
   beginning of period                2,054,777   2,123,558    93,284,231    203,732,919    41,217,329    78,591,932
                                     ----------  ----------  ------------  -------------  ------------  ------------
Contract owners' equity at end of
   period                            $6,400,742  $2,054,777  $         --  $  93,284,231  $         --  $ 41,217,329
                                     ==========  ==========  ============  =============  ============  ============

                                        2009        2008         2009           2008          2009          2008
                                     ----------  ----------  ------------  -------------  ------------  ------------
Units, beginning of period              188,712     151,673    10,546,256     13,857,607     4,425,095     5,042,326
Units issued                            552,301     198,709       150,017        451,782       174,374       523,692
Units redeemed                          333,155     161,670    10,696,273      3,763,133     4,599,469     1,140,923
                                     ----------  ----------  ------------  -------------  ------------  ------------
Units, end of period                    407,858     188,712            --     10,546,256            --     4,425,095
                                     ==========  ==========  ============  =============  ============  ============

See accompanying notes.

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                        UBS Large Cap Series I     UBS Large Cap Series II      Utilities Series I
                                     ---------------------------  ------------------------  -------------------------
                                         2009           2008          2009         2008         2009         2008
                                     ------------  -------------  -----------  -----------  -----------  ------------
Income:
   Dividend distributions received   $  2,212,728  $   2,384,036  $   138,398  $   144,401  $ 1,033,085  $    983,574
Expenses:
   Mortality and expense risk and
      administrative charges           (1,657,962)    (2,638,120)    (128,612)    (215,159)    (338,017)     (623,317)
                                     ------------  -------------  -----------  -----------  -----------  ------------
Net investment income (loss)              554,766       (254,084)       9,786      (70,758)     695,068       360,257
                                     ------------  -------------  -----------  -----------  -----------  ------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                 --             --           --           --           --     1,657,061
   Net realized gain (loss)           (16,614,768)   (13,854,748)  (1,787,570)  (1,703,120)  (4,922,815)   (3,569,502)
                                     ------------  -------------  -----------  -----------  -----------  ------------
Realized gains (losses)               (16,614,768)   (13,854,748)  (1,787,570)  (1,703,120)  (4,922,815)   (1,912,441)
                                     ------------  -------------  -----------  -----------  -----------  ------------
Unrealized appreciation
   (depreciation) during the period    45,752,680    (72,608,701)   3,769,832   (4,529,574)  10,299,864   (16,819,060)
                                     ------------  -------------  -----------  -----------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from operations      29,692,678    (86,717,533)   1,992,048   (6,303,452)   6,072,117   (18,371,244)
                                     ------------  -------------  -----------  -----------  -----------  ------------
Changes from principal
   transactions:
   Purchase payments                      400,653        820,594       46,477       98,067      133,313       206,041
   Transfers between sub-accounts
      and the company                  (7,108,282)   (13,345,993)    (754,935)  (1,524,881)  (1,489,128)  (10,663,123)
   Withdrawals                        (11,354,931)   (27,519,689)    (481,465)  (1,850,950)  (2,177,324)   (6,969,825)
   Annual contract fee                   (237,372)      (284,089)     (43,893)     (52,326)     (85,207)     (110,159)
                                     ------------  -------------  -----------  -----------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       (18,299,932)   (40,329,177)  (1,233,816)  (3,330,090)  (3,618,346)  (17,537,066)
                                     ------------  -------------  -----------  -----------  -----------  ------------
Total increase (decrease) in
   contract owners' equity             11,392,746   (127,046,710)     758,232   (9,633,542)   2,453,771   (35,908,310)
Contract owners' equity at
   beginning of period                117,779,033    244,825,743    8,533,061   18,166,603   22,338,646    58,246,956
                                     ------------  -------------  -----------  -----------  -----------  ------------
Contract owners' equity at end of
   period                            $129,171,779  $ 117,779,033  $ 9,291,293  $ 8,533,061  $24,792,417  $ 22,338,646
                                     ============  =============  ===========  ===========  ===========  ============

                                         2009           2008          2009         2008         2009         2008
                                     ------------  -------------  -----------  -----------  -----------  ------------
Units, beginning of period             12,717,322     15,761,365      932,080    1,178,361    1,674,898     2,640,125
Units issued                              106,555        247,177       94,205      152,346      179,703       436,923
Units redeemed                          2,010,329      3,291,220      236,581      398,627      444,552     1,402,150
                                     ------------  -------------  -----------  -----------  -----------  ------------
Units, end of period                   10,813,548     12,717,322      789,704      932,080    1,410,049     1,674,898
                                     ============  =============  ===========  ===========  ===========  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                        Utilities Series II           Value Series I             Value Series II
                                     -------------------------  --------------------------  -------------------------
                                         2009         2008          2009          2008          2009         2008
                                     -----------  ------------  ------------  ------------  -----------  ------------
Income:
   Dividend distributions received   $ 1,144,988  $  1,030,704  $  1,097,906  $  1,110,707  $   281,656  $    291,631
Expenses:
   Mortality and expense risk and
      administrative charges            (406,836)     (771,678)   (1,107,624)   (1,662,275)    (397,487)     (589,148)
                                     -----------  ------------  ------------  ------------  -----------  ------------
Net investment income (loss)             738,152       259,026        (9,718)     (551,568)    (115,831)     (297,517)
                                     -----------  ------------  ------------  ------------  -----------  ------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                --     1,975,021            --     3,550,157           --     1,159,765
   Net realized gain (loss)           (5,794,512)   (3,908,320)  (15,113,884)   (9,818,603)  (9,206,474)   (7,562,828)
                                     -----------  ------------  ------------  ------------  -----------  ------------
Realized gains (losses)               (5,794,512)   (1,933,299)  (15,113,884)   (6,268,446)  (9,206,474)   (6,403,063)
                                     -----------  ------------  ------------  ------------  -----------  ------------
Unrealized appreciation
   (depreciation) during the period   11,681,291   (19,609,487)   43,438,869   (47,343,622)  17,427,093   (11,783,977)
                                     -----------  ------------  ------------  ------------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from operations      6,624,931   (21,283,760)   28,315,267   (54,163,636)   8,104,788   (18,484,557)
                                     -----------  ------------  ------------  ------------  -----------  ------------
Changes from principal
   transactions:
   Purchase payments                      87,905       765,892     9,048,320     1,301,842      442,263     1,761,653
   Transfers between sub-accounts
      and the company                 (1,686,320)  (11,591,444)    2,292,113   (14,264,449)  (1,231,109)   (5,832,708)
   Withdrawals                        (2,139,475)   (7,496,106)   (8,115,551)  (18,998,849)  (2,317,353)   (4,015,260)
   Annual contract fee                  (114,273)     (152,604)     (471,403)     (263,561)     (97,881)     (113,311)
                                     -----------  ------------  ------------  ------------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       (3,852,163)  (18,474,262)    2,753,479   (32,225,017)  (3,204,080)   (8,199,626)
                                     -----------  ------------  ------------  ------------  -----------  ------------
Total increase (decrease) in
   contract owners' equity             2,772,768   (39,758,022)   31,068,746   (86,388,653)   4,900,708   (26,684,183)
Contract owners' equity at
   beginning of period                25,714,181    65,472,203    67,974,241   154,362,894   24,020,835    50,705,018
                                     -----------  ------------  ------------  ------------  -----------  ------------
Contract owners' equity at end of
   period                            $28,486,949  $ 25,714,181  $ 99,042,987  $ 67,974,241  $28,921,543  $ 24,020,835
                                     ===========  ============  ============  ============  ===========  ============

                                         2009         2008          2009          2008          2009         2008
                                     -----------  ------------  ------------  ------------  -----------  ------------

Units, beginning of period             1,289,627     1,983,965     4,527,802     5,823,831    2,059,738     2,511,265
Units issued                             135,339       615,003     2,586,942       513,831      469,607       602,876
Units redeemed                           338,089     1,309,341     1,333,909     1,809,860      731,782     1,054,403
                                     -----------  ------------  ------------  ------------  -----------  ------------
Units, end of period                   1,086,877     1,289,627     5,780,835     4,527,802    1,797,563     2,059,738
                                     ===========  ============  ============  ============  ===========  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                        Wellington                                   Wellington
                                         Small Cap        Wellington Small Cap        Small Cap
                                      Growth Series I       Growth Series II       Value Series I
                                     ----------------  -------------------------  ----------------
                                      2009      2008       2009         2008        2009     2008
                                     -------  -------  -----------  ------------  --------  ------
Income:
   Dividend distributions received   $    --  $    --  $        --  $         --  $  1,107  $   85
Expenses:
   Mortality and expense risk and
      administrative charges            (318)     (71)    (395,406)     (486,459)   (1,092)    (17)
                                     -------  -------  -----------  ------------  --------  ------
Net investment income (loss)            (318)     (71)    (395,406)     (486,459)       15      68
                                     -------  -------  -----------  ------------  --------  ------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                            --       --           --       380,489        --      --
   Net realized gain (loss)               (2)     (18)  (6,712,524)   (5,540,209)      (12)     (5)
                                     -------  -------  -----------  ------------  --------  ------
Realized gains (losses)                   (2)     (18)  (6,712,524)   (5,159,720)      (12)     (5)
                                     -------  -------  -----------  ------------  --------  ------
Unrealized appreciation
   (depreciation) during the period   11,982   (5,358)  14,336,850    (9,954,748)   51,288    (545)
                                     -------  -------  -----------  ------------  --------  ------
Net increase (decrease) in contract
   owners' equity from operations     11,662   (5,447)   7,228,920   (15,600,927)   51,291    (482)
                                     -------  -------  -----------  ------------  --------  ------
Changes from principal
   transactions:
   Purchase payments                  56,556       --      663,794     2,485,711   155,599      --
   Transfers between sub-accounts
      and the company                  7,615   22,673     (239,546)    4,168,394    30,708   8,522
   Withdrawals                        (5,281)      --   (2,032,028)   (3,424,273)     (217)     --
   Annual contract fee                (1,679)      --      (86,830)      (83,040)   (4,476)     --
                                     -------  -------  -----------  ------------  --------  ------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       57,211   22,673   (1,694,610)    3,146,792   181,614   8,522
                                     -------  -------  -----------  ------------  --------  ------
Total increase (decrease) in
   contract owners' equity            68,873   17,226    5,534,310   (12,454,135)  232,905   8,040
Contract owners' equity at
   beginning of period                17,226       --   25,136,541    37,590,676     8,040      --
                                     -------  -------  -----------  ------------  --------  ------
Contract owners' equity at end of
   period                            $86,099  $17,226  $30,670,851  $ 25,136,541  $240,945  $8,040
                                     =======  =======  ===========  ============  ========  ======

                                       2009      2008       2009          2008       2009     2008
                                     -------  -------  -----------  ------------  --------  ------
Units, beginning of period             2,080       --    2,215,159     1,950,372       823      --
Units issued                           6,331    2,080      700,447     1,237,061    18,951     998
Units redeemed                           623       --      863,247       972,274       408     175
                                     -------  -------  -----------  ------------  --------  ------
Units, end of period                   7,788    2,080    2,052,359     2,215,159    19,366     823
                                     =======  =======  ===========  ============  ========  ======

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                          Wellington Small             Wells Capital
                                         Cap Value Series II        Core Bond Series II
                                     --------------------------  ------------------------
                                         2009          2008          2009         2008
                                     ------------  ------------  -----------  -----------
Income:
   Dividend distributions received   $    138,429  $    569,551  $   252,562  $   374,313
Expenses:
   Mortality and expense risk and
      administrative charges             (533,619)     (880,494)    (186,604)     (75,003)
                                     ------------  ------------  -----------  -----------
Net investment income (loss)             (395,190)     (310,943)      65,958      299,310
                                     ------------  ------------  -----------  -----------
Realized gains (losses) on
      investments:
   Capital gain distributions
      received                                 --       187,768           --           --
   Net realized gain (loss)           (16,800,952)  (10,908,943)     199,807      (70,896)
                                     ------------  ------------  -----------  -----------
Realized gains (losses)               (16,800,952)  (10,721,175)     199,807      (70,896)
                                     ------------  ------------  -----------  -----------
Unrealized appreciation
   (depreciation) during the period    23,349,738    (7,648,306)     660,934      (97,766)
                                     ------------  ------------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from operations       6,153,596   (18,680,424)     926,699      130,648
                                     ------------  ------------  -----------  -----------
Changes from principal transactions:
   Purchase payments                      757,504     1,410,380       77,238       27,627
   Transfers between sub-accounts
   and the company                    (11,669,901)    5,874,535    3,253,899    6,250,305
   Withdrawals                         (2,986,852)   (8,476,201)  (1,151,158)  (1,559,979)
   Annual contract fee                   (119,253)     (141,261)     (40,004)     (12,822)
                                     ------------  ------------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       (14,018,502)   (1,332,547)   2,139,975    4,705,131
                                     ------------  ------------  -----------  -----------
Total increase (decrease) in
   contract owners' equity             (7,864,906)  (20,012,971)   3,066,674    4,835,779
Contract owners' equity at
   beginning of period                 45,278,526    65,291,497    8,459,957    3,624,178
                                     ------------  ------------  -----------  -----------
Contract owners' equity at
   end of period                     $ 37,413,620  $ 45,278,526  $11,526,631  $ 8,459,957
                                     ============  ============  ===========  ===========

                                         2009          2008          2009         2008
                                     ------------  ------------  -----------  -----------
Units, beginning of period              3,963,530     4,135,953      628,118      272,577
Units issued                            1,100,449     1,794,031      993,038      907,337
Units redeemed                          2,453,264     1,966,454      829,030      551,796
                                     ------------  ------------  -----------  -----------
Units, end of period                    2,610,715     3,963,530      792,126      628,118
                                     ============  ============  ===========  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2009

1. ORGANIZATION

John Hancock Life Insurance Company (U.S.A.) Separate Account H (the "Account") is a separate account established by John Hancock Life Insurance Company (U.S.A.) (the "Company"). The Company established the Account on August 24, 1984 as a separate account under Delaware law. The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended, and consists of 151 sub-accounts which are exclusively invested in corresponding portfolios of John Hancock Trust (the "Trust"), and 5 sub-accounts that are invested in portfolios of other Outside Trusts (the "Outside Trusts"). The Account is a funding vehicle for variable annuity contracts issued by the Company. The Account includes contracts issued for the following products:
Venture, Vantage, Vision, Venture III, Wealthmark, Wealthmark ML3 and AnnuityNote. These products are distinguished principally by the level of expenses and surrender charges.

Each sub-account holds shares of a particular series ("Portfolio") of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer four classes of units to fund variable annuity contracts issued by the Company. These classes, Series I, Series II, Series III and Series NAV, respectively, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I, Series II, Series III and Series NAV shares of the Trust differ in the level of 12b-1 fees and other expenses assessed against the Portfolio's assets.

The Company is an indirect, wholly owned subsidiary of The Manufacturers Life Insurance Company (MLI). MLI, in turn, is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC), a Canadian-based publicly traded stock life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

In addition to the Account, certain contract owners may also allocate funds to the Fixed Account, which is part of the Company's general account. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and the Company's general account has not been registered as an investment company under the Investment Company Act of 1940.

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                DECEMBER 31, 2009

1. ORGANIZATION (CONTINUED)

Sub-accounts closed or opened in 2009 are as follows:

        SUB-ACCOUNTS CLOSED                     2009
------------------------------------------   ----------
American Century - Small Company Series II     5/1/2009
Income & Value Series I                        5/1/2009
Income & Value Series II                       5/1/2009
LMFC Core Equity Series I                      5/1/2009
LMFC Core Equity Series II                     5/1/2009
Mid Cap Value Series I                         5/1/2009
Mid Cap Value Series II                        5/1/2009
PIM Classic Value Series II                    5/1/2009
U.S. Large Cap Value Series I                  5/1/2009
U.S. Large Cap Value Series II                 5/1/2009
Emerging Small Company Series I              11/16/2009
Emerging Small Company Series II             11/16/2009
Global Allocation Series I                   11/16/2009
Global Allocation Series II                  11/16/2009
International Small Cap Series I             11/16/2009
International Small Cap Series II            11/16/2009
Mid Cap Intersection Series I                11/16/2009
Mid Cap Intersection Series II               11/16/2009
Scudder Fixed Income -- B                    11/16/2009

      SUB-ACCOUNTS OPENED                        2009
------------------------------------------   ----------
500 Index Series NAV                           5/1/2009
American Asset Allocation Series I             5/1/2009
American Growth-Income Series I                5/1/2009
Balanced Series I                              5/1/2009
Core Allocation Series I                       5/1/2009
Core Allocation Series II                      5/1/2009
Core Balanced Series I                         5/1/2009
Core Balanced Series II                        5/1/2009
Core Balanced Strategy Series NAV              5/1/2009
Core Disciplined Diversification Series II     5/1/2009
Core Fundamental Holdings Series II            5/1/2009
Core Fundamental Holdings Series III           5/1/2009
Core Global Diversification Series II          5/1/2009
Core Global Diversification Series III         5/1/2009
Core Strategy Series NAV                       5/1/2009
T Rowe Price Mid Value Series I                5/1/2009
Total Bond Market Trust A Series NAV           5/1/2009
International Small Company Series I         11/16/2009
International Small Company Series II        11/16/2009
Smaller Company Growth Series I              11/16/2009
Smaller Company Growth Series II             11/16/2009

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2009

2. SIGNIFICANT ACCOUNTING POLICIES

ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

VALUATION OF INVESTMENTS

Investments made in the Portfolios of the Trust and of the Outside Trusts are valued at the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

NET ASSETS IN PAYOUT (ANNUITIZATION) PERIOD

A portion of net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using statutory accounting using mortality assumptions and an assumed interest rate. Mortality assumptions are based on the Individual Annuity Mortality Table in effect at the time of annuitization. The assumed interest rate is 3% to 4%, as regulated by the laws of the respective states. The mortality risk is borne entirely by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

FEDERAL INCOME TAXES

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the Code). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes.

EXPENSES

The Company assumes mortality and expense risks of the Contracts and provides administrative services to the Account for which asset charges are deducted at various annual rates ranging from 0.35% to 2.05%, depending on the type of contract, of net assets of the sub-account. The Company makes certain other deductions from contract owner payments for premium taxes, rider fees, surrender fees, and annual contract fees, which are accounted for as a reduction of net assets resulting from contract owner transactions.

AMOUNTS RECEIVABLE/PAYABLE

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios' shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2009.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2009

3. TRANSACTIONS WITH AFFILIATES

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC ("JHIMS"), a Delaware limited liability company controlled by the Company, serves as investment adviser for the Trust.

4. FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS 157, "Fair Value Measurements", which was adopted effective January 1, 2008, is now incorporated into ASC 820, "Fair Value Measurement and Disclosure" ("ASC 820"). ASC 820 provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account's valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

- Level 1 - Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

- Level 2 - Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

- Level 3 - Fair value measurements using significant non market observable inputs.

All of the Account's sub-accounts' investments in a portfolio of the Trust and the Outside Trusts are valued at Level 1.

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2009

5. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and the Outside Trusts during 2009 were as follows:

Sub-account                                         Purchases        Sales
-----------------------------------------------   --------------  ------------
500 Index Fund B Series NAV                       $    3,386,651  $   6,719,191
500 Index Series I                                     5,839,927     16,978,284
500 Index Series II                                    5,481,492      8,197,656
500 Index Series NAV                                  45,171,195      1,197,460
Active Bond Series I                                   8,613,792     16,525,648
Active Bond Series II                                 48,324,223     47,568,315
All Cap Core Series I                                  1,633,248      9,850,403
All Cap Core Series II                                   351,458      1,405,510
All Cap Growth Series I                                2,459,266     16,384,101
All Cap Growth Series II                                 813,068      1,882,139
All Cap Value Series I                                 3,005,152      7,243,895
All Cap Value Series II                                2,432,441      5,677,613
American Asset Allocation Series I                   160,478,751     21,742,524
American Asset Allocation Series II                  374,137,875     75,872,334
American Asset Allocation Series III                  90,545,204      3,049,542
American Blue-Chip Income & Growth Series II          10,248,370     14,336,685
American Blue-Chip Income & Growth Series III         77,697,529      5,036,335
American Bond Series II                              141,171,979     92,431,821
American Bond Series III                             113,152,988        920,510
American Century - Small Company Series II                22,953      1,971,865
American Fundamental Holdings Series II              296,856,596     45,282,647
American Fundamental Holdings Series III              34,039,146        979,335
American Global Diversification Series II            148,751,345     52,223,322
American Global Growth Series II                      30,377,167     32,345,146
American Global Growth Series III                      1,757,324         97,541
American Global Small Capitalization Series II        27,304,400     21,141,533
American Global Small Capitalization Series III       21,683,528      4,315,779
American Growth Series II                            183,920,357    178,238,992
American Growth Series III                            45,498,732      2,368,704
American Growth-Income Series I                      169,503,593     37,324,563
American Growth-Income Series II                     121,632,192    165,073,191
American Growth-Income Series III                     48,445,887      2,533,566
American High-Income Bond Series II                   25,437,778     15,214,754
American High-Income Bond Series III                  17,065,090        116,880
American International Series II                     166,148,371    137,904,712
American International Series III                      9,789,135         81,516
American New World Series II                          31,056,008     16,593,343
American New World Series III                          1,150,820         30,960
Balanced Series I                                        111,043          6,542
Basic Value Focus                                        222,380      2,072,811
Blue Chip Growth Series I                              8,139,191     51,459,245
Blue Chip Growth Series II                            13,028,910     23,375,975
Capital Appreciation Series I                          4,605,850     21,871,326
Capital Appreciation Series II                         8,621,467     10,448,602
Capital Appreciation Value Series II                 149,433,297     30,574,812
CGTC Overseas Equity Series II                           663,539      1,221,902
Core Allocation Plus Series I                         13,403,891        560,586
Core Allocation Plus Series II                        88,629,531      9,958,178
Core Allocation Series I                               3,546,994         81,962

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2009

5. PURCHASES AND SALES OF INVESTMENTS-- (CONTINUED)

Sub-account                                         Purchases         Sales
-----------------------------------------------   --------------   ------------
Core Allocation Series II                         $   30,814,783   $  4,090,569
Core Balanced Series I                                 4,883,922         54,666
Core Balanced Series II                               44,476,913      3,189,633
Core Balanced Strategy Series NAV                      2,875,832        120,732
Core Disciplined Diversification Series II            57,466,907      3,599,428
Core Fundamental Holdings Series II                   95,702,347      3,206,755
Core Fundamental Holdings Series III                   9,349,181        430,206
Core Global Diversification Series II                117,668,168      6,533,546
Core Global Diversification Series III                 6,153,347        144,645
Core Strategy Series II                              179,005,678     44,602,772
Core Strategy Series NAV                               6,050,267        386,059
Disciplined Diversification Series II                116,145,510     27,034,501
DWS Equity 500 Index                                     768,091      3,007,922
Emerging Small Company Series I                        2,371,612     44,013,650
Emerging Small Company Series II                       3,291,403     26,209,396
Equity-Income Series I                                14,814,352     56,919,992
Equity-Income Series II                               22,326,199     27,824,160
Financial Services Series I                            4,675,238      6,509,684
Financial Services Series II                           7,111,501      9,673,011
Founding Allocation Series I                          24,497,618      1,431,023
Founding Allocation Series II                         75,474,124    115,303,743
Fundamental Value Series I                            11,540,375     68,638,209
Fundamental Value Series II                           27,266,011     47,868,457
Global Allocation Series I                             1,732,925     34,832,663
Global Allocation Series II                            7,367,308    160,850,678
Global Bond Series I                                  33,645,591     25,786,592
Global Bond Series II                                 74,364,440     35,316,609
Global Trust Series I                                 32,414,172     21,184,328
Global Trust Series II                                 1,779,710      4,873,744
Health Sciences Series I                               6,166,655     12,242,732
Health Sciences Series II                             11,431,102     16,062,564
High Income Series II                                 27,338,213     13,647,190
High Yield Series I                                   38,000,529     34,968,796
High Yield Series II                                  76,748,527     56,843,296
Income & Value Series I                                1,214,453    143,297,662
Income & Value Series II                                 629,799     42,282,194
International Core Series I                            4,507,315      8,403,417
International Core Series II                           4,778,747      5,652,216
International Equity Index A Series I                  3,883,506      4,443,294
International Equity Index A Series II                 4,762,840      4,329,125
International Equity Index Series NAV                  1,583,540      4,005,686
International Small Cap Series I                      16,544,417     62,980,198
International Small Cap Series II                     14,490,317     41,112,276
International Small Company Series I                  53,307,340      3,749,601
International Small Company Series II                 33,455,239      4,106,774
International Value Series I                          13,017,627     32,239,123
International Value Series II                         15,130,909     22,777,554
Investment Quality Bond Series I                      72,896,602     27,892,304
Investment Quality Bond Series II                     59,821,128     21,735,423
Large Cap Value Series I                               2,608,228      6,924,604
Large Cap Value Series II                              3,098,728      4,493,105

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2009

5. PURCHASES AND SALES OF INVESTMENTS-- (CONTINUED)

Sub-account                                          Purchases         Sales
-----------------------------------------------   --------------   ------------
Lifestyle Aggressive Series I                     $    9,533,078   $ 16,875,440
Lifestyle Aggressive Series II                        16,637,697     23,494,635
Lifestyle Balanced Series I                          186,232,857    132,608,621
Lifestyle Balanced Series II                       1,419,659,824    381,899,218
Lifestyle Conservative Series I                      108,997,921     70,071,448
Lifestyle Conservative Series II                     907,311,385    251,360,327
Lifestyle Growth Series I                            121,618,729    114,430,099
Lifestyle Growth Series II                         1,091,657,213    580,019,650
Lifestyle Moderate Series I                           79,199,268     63,603,805
Lifestyle Moderate Series II                         676,307,933    152,155,037
LMFC Core Equity Series I                                 44,187        121,593
LMFC Core Equity Series II                             1,357,657     17,041,076
Marisco International Opportunities Series II         13,105,442     16,030,628
Mid Cap Index Series I                                 5,446,042     10,100,869
Mid Cap Index Series II                               11,602,722     15,093,573
Mid Cap Intersection Series I                             40,253         49,020
Mid Cap Intersection Series II                         3,141,267      6,386,145
Mid Cap Stock Series I                                14,271,547     35,828,491
Mid Cap Stock Series II                               15,916,621     27,155,708
Mid Cap Value Series I                                 1,987,240     71,177,165
Mid Cap Value Series II                                1,366,413     72,604,392
ML Global Allocation                                      22,011        155,559
Money Market Series I                                130,858,172    255,569,418
Money Market Series II                               618,149,425    867,648,141
Money Market Trust B Series NAV                       13,851,085     19,398,237
Mutual Shares Series I                                85,173,089      3,092,040
Natural Resources Series II                           99,991,691     47,758,049
Optimized All Cap Series II                            1,329,258      9,392,477
Optimized Value Series II                                550,083      1,919,833
Pacific Rim Series I                                   4,496,435      7,342,791
Pacific Rim Series II                                  9,451,897      7,926,919
PIM Classic Value Series II                            1,830,279     10,795,127
PIMCO All Asset                                        7,236,657      6,062,957
Real Estate Securities Series I                        7,230,566     14,963,699
Real Estate Securities Series II                      13,407,954     18,175,072
Real Return Bond Series II                            35,153,397     29,890,637
Science & Technology Series I                          9,831,526     24,478,529
Science & Technology Series II                        19,864,244     14,579,585
Scudder Fixed Income -- B                              4,603,516     33,385,385
Small Cap Index Series I                               1,730,018      4,169,365
Small Cap Index Series II                              4,666,283      8,233,438
Small Cap Opportunities Series I                       2,220,220      7,328,502
Small Cap Opportunities Series II                      4,700,073      7,019,902
Small Cap Value Focus                                     66,962      1,313,577
Small Company Value Series I                          13,766,928     20,706,761
Small Company Value Series II                         15,933,401     16,449,227
Smaller Company Growth Series I                       36,536,911      1,016,643
Smaller Company Growth Series II                      21,259,777        706,764
Strategic Bond Series I                               15,150,870     16,545,903
Strategic Bond Series II                              24,897,294     16,311,059
Strategic Income Series II                             5,798,228      4,483,304

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2009

5. PURCHASES AND SALES OF INVESTMENTS-- (CONTINUED)

Sub-account                                          Purchases         Sales
-----------------------------------------------   --------------   ------------
T Rowe Price Mid Value Series I                   $   73,924,312   $ 12,420,394
T Rowe Price Mid Value Series II                      74,525,896     15,183,519
Total Bond Market Trust A Series II                    1,552,519      1,595,476
Total Bond Market Trust A Series NAV                  31,230,793         90,633
Total Return Series I                                 64,741,342     61,953,807
Total Return Series II                               127,745,804     66,522,782
Total Stock Market Index Series I                      1,057,246      1,973,885
Total Stock Market Index Series II                     3,842,914      6,826,939
U.S. Government Securities Series I                   24,399,987     36,324,136
U.S. Government Securities Series II                  42,049,798     38,217,012
U.S. High Yield Series II                              7,401,743      4,530,009
U.S. Large Cap Value Series I                          1,583,373     92,933,673
U.S. Large Cap Value Series II                         1,638,187     42,103,869
UBS Large Cap Series I                                 3,176,492     20,921,659
UBS Large Cap Series II                                1,069,896      2,293,926
Utilities Series I                                     3,685,610      6,608,886
Utilities Series II                                    3,981,263      7,095,272
Value Series I                                        24,256,778     21,513,019
Value Series II                                        6,511,711      9,831,622
Wellington Small Cap Growth Series I                      62,475          5,582
Wellington Small Cap Growth Series II                  8,583,207     10,673,222
Wellington Small Cap Value Series I                      187,733          6,106
Wellington Small Cap Value Series II                  12,681,277     27,094,969
Wells Capital Core Bond Series II                     13,780,434     11,574,501

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2009

6. UNIT VALUES

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

                                                           AT DECEMBER 31,             FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                ------------------------------------- ----------------------------------------------
                                                                                        EXPENSE      INVESTMENT
                                                 UNITS   UNIT FAIR VALUE     ASSETS   RATIO HIGHEST    INCOME      TOTAL RETURN
                SUBACCOUNT                 YEAR (000S)  HIGHEST TO LOWEST    (000S)    TO LOWEST*      RATIO**  HIGHEST TO LOWEST***
------------------------------------------ ---- ------- ----------------- ----------- -------------  ---------- --------------------
500 Index Fund B Series NAV                2009   5,401  $ 9.45 to $9.29  $    50,844 2.05% to 1.40%   2.22%     24.59% to 23.79%
                                           2008   5,844    7.59 to 7.50        44,222  2.05 to 1.40    2.04     (38.07) to (38.47)
                                           2007   6,936   12.25 to 12.20       84,872  2.05 to 1.40    1.25      (2.01) to (2.43)
500 Index Series I                         2009   5,498   11.00 to 10.32       52,556  1.90 to 0.45    1.64       25.17 to 23.37
                                           2008   6,939    8.91 to 8.25        53,451  1.90 to 0.45    0.68     (37.49) to (38.39)
                                           2007   8,813   14.47 to 13.19      109,739  1.90 to 0.45    2.20        4.43 to 2.92
                                           2006  11,610   14.21 to 11.66      139,913  1.90 to 0.45    0.98       14.74 to 13.09
                                           2005  14,907   12.54 to 10.29      158,071  1.90 to 0.45    1.61        3.82 to 2.33
500 Index Series II                        2009   3,663   14.29 to 13.83       45,925  2.05 to 0.45    1.49       25.03 to 23.04
                                           2008   3,917   11.61 to 11.06       39,679  2.05 to 0.45    0.47     (37.68) to (38.68)
                                           2007   4,687   18.94 to 17.75       76,993  2.05 to 0.45    1.92        4.25 to 2.59
                                           2006   5,989   18.53 to 15.21       95,202  2.05 to 0.45    0.82       14.54 to 12.73
                                           2005   7,895   16.42 to 13.44      110,890  2.05 to 0.45    1.41        3.65 to 2.01
500 Index Series NAV                       2009   3,111   15.46 to 15.38       48,071  1.55 to 0.80    2.57       23.67 to 23.06
Active Bond Series I                       2009   4,629   15.08 to 14.09       66,650  1.90 to 0.45    7.05       24.24 to 22.46
                                           2008   5,542   12.14 to 11.51       64,896  1.90 to 0.45    5.10     (10.94) to (12.23)
                                           2007   7,222   13.63 to 13.11       95,921  1.90 to 0.45    8.52        3.58 to 2.08
                                           2006   8,812   13.16 to 12.85      114,129  1.90 to 0.45    2.87        3.95 to 2.46
                                           2005  11,076   12.66 to 12.54      139,269  1.90 to 0.45    0.00        1.29 to 0.31
Active Bond Series II                      2009  22,493   14.93 to 13.85      317,842  2.05 to 0.45    7.15       23.82 to 21.86
                                           2008  23,847   12.06 to 11.37      275,346  2.05 to 0.45    4.72     (11.05) to (12.47)
                                           2007  37,399   13.56 to 12.99      491,157  2.05 to 0.45    7.95        3.31 to 1.66
                                           2006  38,059   13.12 to 12.78      489,521  2.05 to 0.45    2.62        3.74 to 2.10
                                           2005  39,503   12.65 to 12.51      495,632  2.05 to 0.45    0.00        1.18 to 0.10
All Cap Core Series I                      2009   3,691   11.54 to 11.46       51,277  1.90 to 0.45    1.57       27.89 to 26.05
                                           2008   4,405    9.09 to 9.02        48,379  1.90 to 0.45    1.57     (39.90) to (40.77)
                                           2007   5,691   15.34 to 15.01      105,085  1.90 to 0.45    1.40        2.20 to 0.72
                                           2006   7,796   20.83 to 9.21       143,933  1.90 to 0.45    0.72       14.23 to 12.59
                                           2005  10,039   18.41 to 8.17       163,206  1.90 to 0.45    0.79        8.59 to 7.03
All Cap Core Series II                     2009     591   15.45 to 15.42        8,270  2.05 to 0.45    1.38       27.68 to 25.66
                                           2008     682   12.27 to 12.10        7,549  2.05 to 0.45    1.33     (40.02) to (40.98)
                                           2007     876   20.79 to 20.17       16,332  2.05 to 0.45    0.75        1.95 to 0.32
                                           2006     546   20.80 to 16.71       10,072  2.05 to 0.45    0.58       14.03 to 12.23
                                           2005     621   18.52 to 14.83       10,075  2.05 to 0.45    0.67        8.40 to 6.69
All Cap Growth Series I                    2009   5,759   12.31 to 9.52        75,666  1.90 to 0.45    0.69       20.55 to 18.81
                                           2008   6,912   10.21 to 8.01        76,574  1.90 to 0.45    0.29     (42.21) to (43.04)
                                           2007   8,855   17.67 to 14.07      171,682  1.90 to 0.45    0.04        11.55 to 9.94
                                           2006  11,560   20.21 to 8.59       205,159  1.90 to 0.45    0.00        6.10 to 4.57
                                           2005  14,210   19.23 to 8.20       240,460  1.90 to 0.45    0.00        8.50 to 6.95
All Cap Growth Series II                   2009   1,055   12.74 to 12.15       11,664  2.05 to 0.45    0.51       20.33 to 18.42
                                           2008   1,159   10.76 to 10.10       10,760  2.05 to 0.45    0.10     (42.32) to (43.24)
                                           2007   1,505   18.96 to 17.51       24,474  2.05 to 0.45    0.00        11.32 to 9.55
                                           2006   1,743   17.37 to 14.04       25,736  2.05 to 0.45    0.00        5.84 to 4.17
                                           2005   2,059   16.66 to 13.42       29,032  2.05 to 0.45    0.00        8.28 to 6.57

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2009

6. UNIT VALUES-- (CONTINUED)

                                                           AT DECEMBER 31,             FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                ------------------------------------- ----------------------------------------------
                                                                                        EXPENSE      INVESTMENT
                                                 UNITS   UNIT FAIR VALUE     ASSETS   RATIO HIGHEST    INCOME      TOTAL RETURN
SUBACCOUNT                                 YEAR (000S)  HIGHEST TO LOWEST    (000S)    TO LOWEST*      RATIO**  HIGHEST TO LOWEST***
------------------------------------------ ---- ------- ----------------- ----------- -------------  ---------- --------------------
All Cap Value Series I                     2009   1,910  $16.49 to $14.65 $    28,466 1.90% to 0.45%   0.52%     26.04% to 24.23%
                                           2008   2,223   13.08 to 11.79       26,764  1.90 to 0.45    0.78     (29.10) to (30.13)
                                           2007   2,757   18.45 to 16.87       47,390  1.90 to 0.45    1.69        7.84 to 6.28
                                           2006   3,603   17.11 to 15.85       58,058  1.90 to 0.45    0.99       13.20 to 11.58
                                           2005   4,262   15.12 to 14.19       61,297  1.90 to 0.45    0.55        5.24 to 3.73
All Cap Value Series II                    2009   1,787   18.10 to 17.54       28,321  2.05 to 0.45    0.31       25.84 to 23.84
                                           2008   2,009   14.62 to 13.94       25,562  2.05 to 0.45    0.54     (29.19) to (30.32)
                                           2007   2,483   20.97 to 19.69       45,032  2.05 to 0.45    1.34        7.55 to 5.84
                                           2006   3,376   19.89 to 15.89       57,471  2.05 to 0.45    0.80       13.02 to 11.23
                                           2005   3,771   17.86 to 14.23       57,393  2.05 to 0.45    0.12        4.94 to 3.28
American Asset Allocation Series I         2009  15,781   10.82 to 10.41      166,221  1.90 to 0.45    1.86       20.87 to 19.71
American Asset Allocation Series II        2009 121,062   10.80 to 10.35    1,272,060  2.05 to 0.45    2.01       22.72 to 20.77
                                           2008  89,206    8.80 to 8.57       771,852  2.05 to 0.45    3.11     (30.15) to (31.26)
                                           2007  37,749   12.60 to 12.47      472,822  2.05 to 0.45    3.79       0.81 to (0.26)
American Asset Allocation Series III       2009  12,626   11.35 to 11.19      143,081  1.55 to 0.80    3.11       22.83 to 21.91
                                           2008   3,703    9.24 to 9.18        34,188  1.55 to 0.80    8.47     (26.08) to (26.57)
American Blue-Chip Income & Growth
Series II                                  2009   4,710   16.62 to 14.94       72,695  2.05 to 0.45    1.43       26.56 to 24.55
                                           2008   5,410   13.13 to 11.99       66,643  2.05 to 0.45    3.81     (37.05) to (38.05)
                                           2007   7,008   20.86 to 19.36      138,675  2.05 to 0.45    2.05       1.02 to (0.59)
                                           2006   8,938   20.65 to 19.48      177,061  2.05 to 0.45    0.43       16.27 to 14.43
                                           2005   9,653   17.76 to 17.02      166,288  2.05 to 0.45    0.04        6.19 to 4.51
American Blue-Chip Income & Growth
Series III                                 2009   9,830   10.78 to 10.63      105,779  1.55 to 0.80    2.96       26.77 to 25.82
                                           2008   1,817    8.50 to 8.45        15,441  1.55 to 0.80   10.53     (31.98) to (32.43)
American Bond Series II                    2009  53,291   13.52 to 12.60      686,248  2.05 to 0.45    2.60        11.42 to 9.65
                                           2008  50,088   12.14 to 11.49      585,290  2.05 to 0.45    9.01     (10.23) to (11.66)
                                           2007  66,523   13.52 to 13.01      875,494  2.05 to 0.45    4.45        2.30 to 0.66
                                           2006  36,600   13.22 to 12.92      475,934  2.05 to 0.45    0.00        6.01 to 4.33
                                           2005  10,103   12.47 to 12.38      125,328  2.05 to 0.45    0.00      (0.27) to (0.92)
American Bond Series III                   2009  10,976   12.49 to 12.32      136,901  1.55 to 0.80    4.89       11.67 to 10.83
                                           2008   1,708   11.19 to 11.11       19,101  1.55 to 0.80   18.03     (10.49) to (11.08)
American Century Small Company
Series II                                  2009       0    9.01 to 8.32             0  2.05 to 0.45    0.30        2.43 to 1.89
                                           2008     231    8.80 to 8.17         1,934  2.05 to 0.45    0.00     (43.56) to (44.46)
                                           2007     286   15.59 to 14.70        4,287  2.05 to 0.45    0.00      (7.14) to (8.62)
                                           2006     488   16.79 to 16.09        7,959  2.05 to 0.45    0.00        4.94 to 3.28
                                           2005   1,645   16.00 to 15.58       25,860  2.05 to 0.45    0.00        5.52 to 3.85
American Fundamental Holdings Series II    2009  94,707   12.01 to 10.54    1,009,532  2.05 to 0.35    1.67       26.24 to 24.11
                                           2008  64,804    9.52 to 8.49       553,472  2.05 to 0.35    5.63     (23.87) to (32.37)
                                           2007   4,219   12.58 to 12.55       53,003  2.05 to 0.45    2.84        0.65 to 0.43
American Fundamental Holdings Series III   2009   4,976   11.48 to 11.32       57,028  1.55 to 0.80    2.67       26.26 to 25.32
                                           2008   1,576    9.09 to 9.03        14,319  1.55 to 0.80    9.38     (27.26) to (27.74)
American Global Diversification Series II  2009  74,544   12.54 to 10.69      806,356  2.05 to 0.35    1.81       35.81 to 33.53
                                           2008  62,576    9.23 to 8.01       504,068  2.05 to 0.35    4.62     (26.13) to (36.18)
                                           2007   8,251   12.58 to 12.55      103,611  2.05 to 0.45    2.96        0.61 to 0.39

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2009

6. UNIT VALUES-- (CONTINUED)

                                                           AT DECEMBER 31,             FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                ------------------------------------- ----------------------------------------------
                                                                                        EXPENSE      INVESTMENT
                                                 UNITS   UNIT FAIR VALUE     ASSETS   RATIO HIGHEST    INCOME      TOTAL RETURN
SUBACCOUNT                                 YEAR (000S)  HIGHEST TO LOWEST    (000S)    TO LOWEST*      RATIO**  HIGHEST TO LOWEST***
------------------------------------------ ---- ------- ----------------- ----------- -------------  ---------- --------------------
American Global Growth Series II           2009  16,435  $11.44 to $10.96 $   182,646 2.05% to 0.45%   0.88%     40.78% to 38.55%
                                           2008  17,516    8.13 to 7.91       139,771  2.05 to 0.45    2.33     (38.96) to (39.93)
                                           2007  16,199   13.31 to 13.17      214,070  2.05 to 0.45    3.30        6.51 to 1.66
American Global Growth Series III          2009     197   11.80 to 11.63        2,315  1.55 to 0.80    2.27       41.09 to 40.03
                                           2008      32    8.36 to 8.30           270  1.55 to 0.80   11.31     (33.12) to (33.56)
American Global Small Capitalization
Series II                                  2009   7,183    9.98 to 9.56        69,662  2.05 to 0.45    0.00       59.72 to 57.18
                                           2008   7,111    6.25 to 6.09        43,637  2.05 to 0.45    1.24     (54.00) to (54.74)
                                           2007   6,051   13.59 to 13.44       81,611  2.05 to 0.45    2.66        8.71 to 7.55
American Global Small Capitalization
Series III                                 2009   2,977   10.33 to 10.18       30,698  1.55 to 0.80    0.05       59.88 to 58.68
                                           2008     777    6.46 to 6.42         5,017  1.55 to 0.80    7.92     (48.32) to (48.67)
American Growth Series II                  2009  64,066   18.31 to 16.46    1,013,458  2.05 to 0.45    0.08       38.05 to 35.86
                                           2008  74,067   13.27 to 12.12      860,203  2.05 to 0.45    1.68     (44.53) to (45.42)
                                           2007  71,979   23.91 to 22.20    1,544,152  2.05 to 0.45    0.97        11.23 to 9.45
                                           2006  65,701   21.50 to 12.85    1,324,518  2.05 to 0.45    0.17        9.15 to 2.77
                                           2005  53,643   19.70 to 18.88    1,024,545  2.05 to 0.45    0.00       15.07 to 13.25
American Growth Series III                 2009   5,975   10.34 to 10.19       61,649  1.55 to 0.80    0.90       38.21 to 37.18
                                           2008   1,283    7.48 to 7.43         9,589  1.55 to 0.80    8.43     (40.17) to (40.57)
American Growth-Income Series I            2009  10,752   16.87 to 15.32      169,407  1.90 to 0.45    1.10       27.18 to 25.96
American Growth-Income Series II           2009  55,869   16.86 to 15.16      820,869  2.05 to 0.45    1.06       30.08 to 28.01
                                           2008  63,942   12.96 to 11.84      734,827  2.05 to 0.45    1.90     (38.45) to (39.43)
                                           2007  66,656   21.06 to 19.55    1,269,653  2.05 to 0.45    2.82        4.00 to 2.35
                                           2006  57,500   20.25 to 13.50    1,094,820  2.05 to 0.45    0.92        14.10 to 8.01
                                           2005  45,371   17.74 to 17.01      780,505  2.05 to 0.45    0.35        4.81 to 3.16
American Growth-Income Series III          2009   6,436   10.84 to 10.69       69,674  1.55 to 0.80    2.16       30.22 to 29.24
                                           2008   1,445    8.33 to 8.27        12,028  1.55 to 0.80    8.98     (33.38) to (33.82)
American High-Income Bond Series II        2009   4,418   12.50 to 11.97       53,605  2.05 to 0.45    6.75       37.80 to 35.61
                                           2008   3,594    9.07 to 8.83        31,998  2.05 to 0.45    6.39     (24.73) to (25.93)
                                           2007   3,619   12.05 to 11.92       43,281  2.05 to 0.45   13.20      (3.62) to (4.65)
American High-Income Bond Series III       2009   1,265   13.45 to 13.26       16,993  1.55 to 0.80   26.39       38.08 to 37.05
                                           2008      11    9.74 to 9.68           103  1.55 to 0.80   37.68     (22.06) to (22.57)
American International Series II           2009  30,807   26.86 to 24.14      679,801  2.05 to 0.45    0.91       41.77 to 39.52
                                           2008  36,071   18.95 to 17.30      569,687  2.05 to 0.45    3.67     (42.73) to (43.64)
                                           2007  36,873   33.08 to 30.71    1,049,619  2.05 to 0.45    2.13       18.87 to 16.97
                                           2006  33,554   27.83 to 13.23      856,032  2.05 to 0.45    0.72        17.79 to 5.84
                                           2005  24,693   23.63 to 22.64      565,653  2.05 to 0.45    0.51       20.33 to 18.42
American International Series III          2009     900   11.51 to 11.35       10,332  1.55 to 0.80    4.68       42.00 to 40.94
                                           2008      34    8.10 to 8.05           279  1.55 to 0.80   10.20     (35.17) to (35.60)
American New World Series II               2009   5,874   12.70 to 12.17       72,479  2.05 to 0.45    1.19       48.15 to 45.80
                                           2008   4,594    8.58 to 8.35        38,682  2.05 to 0.45    2.18     (42.92) to (43.83)
                                           2007   5,282   15.02 to 14.86       78,752  2.05 to 0.45    4.11        20.18 to 3.01
American New World Series III              2009     132   11.63 to 11.47        1,529  1.55 to 0.80    2.57       48.36 to 47.25
                                           2008      15    7.84 to 7.79           115  1.55 to 0.80   12.33     (37.28) to (37.70)

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2009

6. UNIT VALUES-- (CONTINUED)

                                                           AT DECEMBER 31,             FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                ------------------------------------- ----------------------------------------------
                                                                                        EXPENSE      INVESTMENT
                                                 UNITS   UNIT FAIR VALUE     ASSETS   RATIO HIGHEST    INCOME      TOTAL RETURN
SUBACCOUNT                                 YEAR (000S)  HIGHEST TO LOWEST    (000S)    TO LOWEST*      RATIO**  HIGHEST TO LOWEST***
------------------------------------------ ---- ------- ----------------- ----------- -------------  ---------- --------------------
Balanced Series I                          2009       7  $14.80 to $14.73 $       107 1.55% to 0.80%   2.26%     18.42% to 17.84%
Basic Value Focus                          2009     455   26.30 to 13.55        9,606  1.90 to 1.40    1.84       29.09 to 28.45
                                           2008     560   20.38 to 10.55        9,193  1.90 to 1.40    1.86     (37.72) to (38.03)
                                           2007     771   32.71 to 17.02       20,420  1.90 to 1.40    1.15       0.22 to (0.28)
                                           2006   1,058   32.64 to 16.86       28,247  1.90 to 1.40    1.32       19.98 to 19.38
                                           2005   1,355   27.21 to 14.11       30,549  1.90 to 0.45    1.13        1.36 to 0.85
Blue Chip Growth Series I                  2009  14,833   15.12 to 11.91      265,754  1.90 to 0.45    0.14       42.25 to 40.21
                                           2008  17,615   10.63 to 8.49       224,482  1.90 to 0.45    0.31     (42.79) to (43.62)
                                           2007  21,089   18.58 to 15.07      478,935  1.90 to 0.45    0.72       12.24 to 10.61
                                           2006  26,907   24.22 to 10.96      554,434  1.90 to 0.45    0.21        9.09 to 5.59
                                           2005  33,551   22.46 to 10.18      642,723  1.90 to 0.45    0.42        5.12 to 3.62
Blue Chip Growth Series II                 2009   8,551   15.00 to 14.84      113,765  2.05 to 0.45    0.09       41.92 to 39.67
                                           2008   9,393   10.74 to 10.46       89,182  2.05 to 0.45    0.14     (42.89) to (43.80)
                                           2007   9,256   19.11 to 18.31      155,552  2.05 to 0.45    0.39       12.00 to 10.22
                                           2006  10,160   17.40 to 13.18      154,585  2.05 to 0.45    0.03        8.82 to 5.44
                                           2005  11,287   16.23 to 13.41      159,767  2.05 to 0.45    0.00        4.89 to 3.23
Capital Appreciation Series I              2009  11,642   11.62 to 9.80       105,780  1.90 to 0.45    0.25       41.65 to 39.61
                                           2008  13,837    8.33 to 6.92        89,610  1.90 to 0.45    0.43     (37.50) to (38.41)
                                           2007  17,486   13.52 to 11.07      182,898  1.90 to 0.45    0.27        11.11 to 9.50
                                           2006  22,981   12.66 to 9.20       218,602  1.90 to 0.45    0.00        1.80 to 0.34
                                           2005   4,458   12.41 to 9.15        42,848  1.90 to 0.45    0.00       13.48 to 11.86
Capital Appreciation Series II             2009   4,634   16.49 to 15.15       62,886  2.05 to 0.45    0.05       41.41 to 39.16
                                           2008   4,711   11.85 to 10.71       45,780  2.05 to 0.45    0.22     (37.64) to (38.63)
                                           2007   5,414   19.31 to 17.18       85,349  2.05 to 0.45    0.08        10.86 to 9.09
                                           2006   6,969   17.77 to 12.63      100,281  2.05 to 0.45    0.00        1.61 to 0.00
                                           2005   3,050   17.75 to 13.37       43,563  2.05 to 0.45    0.00       13.19 to 11.40
Capital Appreciation Value Series II       2009  27,231   11.78 to 11.49      315,680  2.05 to 0.45    2.10       29.25 to 27.20
                                           2008  14,299    9.12 to 9.04       129,560  2.05 to 0.45    1.23     (27.08) to (27.71)
CGTC Overseas Equity Series II             2009     234   15.17 to 14.08        3,366  2.05 to 0.45    1.84       29.86 to 27.80
                                           2008     284   11.68 to 11.01        3,186  2.05 to 0.45    1.58     (42.45) to (43.37)
                                           2007     348   20.30 to 19.45        6,853  2.05 to 0.45    0.02        11.70 to 9.92
                                           2006     382   18.17 to 17.69        6,821  2.05 to 0.45    0.44       19.10 to 17.22
                                           2005     288   15.36 to 15.09        4,363  2.05 to 0.45    0.00       22.04 to 20.76
Core Allocation Plus Series I              2009   1,749   11.22 to 11.06       19,574  1.55 to 0.80    2.17       24.21 to 23.28
                                           2008     460    9.03 to 8.97         4,147  1.55 to 0.80    1.98     (27.76) to (28.24)
Core Allocation Plus Series II             2009  13,790   10.95 to 10.69      148,644  2.05 to 0.45    1.69       24.54 to 22.56
                                           2008   5,294    8.80 to 8.72        46,295  2.05 to 0.45    1.05     (29.64) to (30.25)
Core Allocation Series I                   2009     241   14.79 to 14.71        3,561  1.55 to 0.80    7.68       18.30 to 17.71
Core Allocation Series II                  2009   1,859   15.13 to 14.97       27,950  2.05 to 0.45    6.06       21.06 to 19.77
Core Balanced Series I                     2009     343   14.75 to 14.68        5,061  1.55 to 0.80    3.83       18.04 to 17.46
Core Balanced Series II                    2009   2,944   15.12 to 14.96       44,238  2.05 to 0.45    2.72         21 to 19.71
Core Balanced Strategy Series NAV          2009     201   13.67 to 13.67        2,742  1.60 to 1.60    4.97        9.37 to 9.37
Core Disciplined Diversification Series II 2009   3,712   15.49 to 15.33       57,114  2.05 to 0.45    3.81       23.95 to 22.63

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2009

6. UNIT VALUES-- (CONTINUED)

                                                           AT DECEMBER 31,             FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                ------------------------------------- ----------------------------------------------
                                                                                        EXPENSE      INVESTMENT
                                                 UNITS   UNIT FAIR VALUE     ASSETS   RATIO HIGHEST    INCOME      TOTAL RETURN
SUBACCOUNT                                 YEAR (000S)  HIGHEST TO LOWEST    (000S)    TO LOWEST*      RATIO**  HIGHEST TO LOWEST***
------------------------------------------ ---- ------- ----------------- ----------- -------------  ---------- --------------------
Core Fundamental Holdings Series II        2009   6,628  $14.80 to $14.64 $    97,508 2.05% to 0.45%   2.80%     18.41% to 17.16%
Core Fundamental Holdings Series III       2009     651   14.48 to 14.41        9,425  1.55 to 0.80    3.53       15.85 to 15.28
Core Global Diversification Series II      2009   7,611   15.30 to 15.14      115,642  2.05 to 0.45    2.94        22.4 to 21.10
Core Global Diversification Series III     2009     417   14.94 to 14.86        6,223  1.55 to 0.80    4.00       19.48 to 18.90
Core Strategy Series II                    2009  43,901   12.82 to 12.05      536,845  2.05 to 0.45    1.96       21.11 to 19.18
                                           2008  31,257   10.59 to 10.11      318,495  2.05 to 0.45    1.41     (26.80) to (27.97)
                                           2007  21,010   14.46 to 14.03      295,947  2.05 to 0.45    4.07        6.07 to 4.38
                                           2006   7,176   13.63 to 13.22       96,463  2.05 to 0.45    2.53        9.07 to 5.76
Core Strategy Series NAV                   2009     422   14.27 to 14.27        6,031  1.20 to 1.20    3.14       14.20 to 10.40
Disciplined Diversification Series II      2009  18,659   11.60 to 11.32      213,163  2.05 to 0.45    2.18       26.39 to 24.39
                                           2008   8,663    9.18 to 9.10        79,086  2.05 to 0.45    1.85     (26.55) to (27.19)
DWS Equity 500 Index                       2009     957   17.68 to 14.37       16,616  2.05 to 1.40    2.53       24.04 to 23.24
                                           2008   1,126   14.25 to 11.66       15,769  2.05 to 1.40    2.09     (38.24) to (38.64)
                                           2007   1,253   23.08 to 19.00       28,468  2.05 to 1.40    1.20        3.38 to 2.71
                                           2006   1,674   22.32 to 18.50       36,849  2.05 to 1.40    0.85       13.61 to 12.87
                                           2005   1,974   19.65 to 16.39       38,324  2.05 to 1.40    0.00        4.46 to 0.00
Emerging Small Company Series I            2009       0   12.82 to 9.68             0  1.90 to 0.45    0.00       27.12 to 25.53
                                           2008   3,348   10.08 to 7.71        33,589  1.90 to 0.45    0.00     (43.53) to (44.35)
                                           2007   4,312   17.86 to 13.85       78,404  1.90 to 0.45    0.00        7.56 to 6.00
                                           2006   5,675   19.70 to 9.08        98,496  1.90 to 0.45    0.00        1.95 to 0.48
                                           2005   7,372   19.51 to 9.03       125,171  1.90 to 0.45    0.00        4.57 to 3.07
Emerging Small Company Series II           2009       0   13.28 to 12.06            0  2.05 to 0.45    0.00       26.91 to 25.16
                                           2008   2,088   10.61 to 9.50        18,300  2.05 to 0.45    0.00     (43.65) to (44.55)
                                           2007   2,456   19.14 to 16.87       38,606  2.05 to 0.45    0.00        7.35 to 5.64
                                           2006   3,257   18.18 to 14.11       47,965  2.05 to 0.45    0.00        1.72 to 0.11
                                           2005   4,485   18.14 to 14.04       65,843  2.05 to 0.45    0.00        4.39 to 2.73
Equity-Income Series I                     2009  11,371   17.93 to 13.41      270,462  1.90 to 0.45    2.11       25.15 to 23.35
                                           2008  13,650   14.33 to 10.87      261,747  1.90 to 0.45    2.24     (36.25) to (37.17)
                                           2007  17,778   22.47 to 17.31      540,216  1.90 to 0.45    2.81        2.88 to 1.39
                                           2006  22,179   36.09 to 13.77      662,231  1.90 to 0.45    1.55       18.49 to 10.17
                                           2005  26,812   30.74 to 14.61      685,525  1.90 to 0.45    1.30        3.46 to 1.97
Equity-Income Series II                    2009  10,954   15.46 to 14.88      148,222  2.05 to 0.45    1.95         24.98 to 23
                                           2008  11,489   12.57 to 11.91      126,409  2.05 to 0.45    2.11     (36.45) to (37.46)
                                           2007  13,765   20.10 to 18.74      241,867  2.05 to 0.45    2.48        2.70 to 1.06
                                           2006  16,212   19.96 to 13.75      282,032  2.05 to 0.45    1.36       18.23 to 10.03
                                           2005  18,135   17.14 to 14.64      270,442  2.05 to 0.45    0.93        3.26 to 1.62

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2009

6. UNIT VALUES-- (CONTINUED)

                                                           AT DECEMBER 31,             FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                ------------------------------------- ----------------------------------------------
                                                                                        EXPENSE      INVESTMENT
                                                 UNITS   UNIT FAIR VALUE     ASSETS   RATIO HIGHEST    INCOME      TOTAL RETURN
SUBACCOUNT                                 YEAR (000S)  HIGHEST TO LOWEST    (000S)    TO LOWEST*      RATIO**  HIGHEST TO LOWEST***
------------------------------------------ ---- ------- ----------------- ----------- -------------  ---------- --------------------
Financial Services Series I                2009   1,450  $13.35 to $12.10 $    17,662 1.90% to 0.45%   0.70%     40.77% to 38.74%
                                           2008   1,624    9.48 to 8.72        14,200  1.90 to 0.45    0.82     (44.90) to (45.70)
                                           2007   1,792   17.21 to 16.06       28,749  1.90 to 0.45    1.20      (7.24) to (8.58)
                                           2006   2,583   18.56 to 14.42       45,180  1.90 to 0.45    0.36       22.57 to 15.39
                                           2005   2,635   15.14 to 14.21       37,996  1.90 to 0.45    0.39        9.28 to 7.72
Financial Services Series II               2009   2,251   14.85 to 14.32       29,096  2.05 to 0.45    0.51       40.35 to 38.12
                                           2008   2,477   10.75 to 10.20       23,207  2.05 to 0.45    0.66     (45.00) to (45.88)
                                           2007   2,222   19.86 to 18.55       38,360  2.05 to 0.45    0.87      (7.35) to (8.83)
                                           2006   2,934   21.86 to 14.40       55,701  2.05 to 0.45    0.21       22.22 to 15.22
                                           2005   2,548   18.16 to 15.54       40,197  2.05 to 0.45    0.20        9.13 to 7.41
Founding Allocation Series I               2009   3,794   11.33 to 11.17       42,903  1.55 to 0.80    5.28       30.42 to 29.45
                                           2008   1,345    8.69 to 8.63        11,671  1.55 to 0.80    6.91     (30.51) to (30.97)
Founding Allocation Series II              2009 128,398   17.26 to 9.68     1,261,886  2.05 to 0.35    3.86       30.67 to 28.46
                                           2008 136,082   13.21 to 7.54     1,035,742  2.05 to 0.35    2.91       5.67 to (36.87)
                                           2007  88,895   12.07 to 11.94    1,067,048  2.05 to 0.45    0.97      (3.45) to (4.47)
Fundamental Value Series I                 2009  28,241   14.23 to 13.07      368,109  1.90 to 0.45    0.92        31.19 to 29.3
                                           2008  33,466   10.85 to 10.11      336,160  1.90 to 0.45    2.42     (39.59) to (40.47)
                                           2007   8,886   17.95 to 16.97      148,942  1.90 to 0.45    1.57        3.57 to 2.07
                                           2006  10,715   17.34 to 13.64      175,241  1.90 to 0.45    0.80        14.00 to 9.10
                                           2005  12,105   15.21 to 14.28      175,605  1.90 to 0.45    0.46        8.35 to 6.80
Fundamental Value Series II                2009  22,342   15.57 to 15.29      305,287  2.05 to 0.45    0.73         31 to 28.92
                                           2008  23,786   12.08 to 11.67      251,341  2.05 to 0.45    0.64     (39.73) to (40.69)
                                           2007  22,520   20.36 to 19.37      399,581  2.05 to 0.45    1.21        3.41 to 1.75
                                           2006  20,167   20.09 to 13.62      353,591  2.05 to 0.45    0.58        13.73 to 8.94
                                           2005  15,513   17.93 to 15.62      245,661  2.05 to 0.45    0.21        8.21 to 6.50
Global Allocation Series I                 2009       0   11.81 to 11.76            0  1.90 to 0.45    0.01       28.04 to 26.44
                                           2008   3,166    9.34 to 9.19        26,694  1.90 to 0.45    4.53     (34.59) to (35.53)
                                           2007   4,328   14.49 to 14.04       56,387  1.90 to 0.45    6.21        4.66 to 3.14
                                           2006   5,264   14.20 to 12.39       66,274  1.90 to 0.45    1.04        12.99 to 6.53
                                           2005   5,523   12.73 to 11.10       62,159  1.90 to 0.45    0.96        5.73 to 4.21
Global Allocation Series II                2009       0   15.66 to 14.93            0  2.05 to 0.45    0.00       27.75 to 25.99
                                           2008  11,729   12.43 to 11.69      121,346  2.05 to 0.45    4.78     (34.69) to (35.73)
                                           2007  12,998   19.35 to 17.90      208,609  2.05 to 0.45    6.27        4.40 to 2.73
                                           2006  11,570   18.90 to 13.30      181,781  2.05 to 0.45    0.77        12.77 to 6.39
                                           2005   7,328   17.01 to 13.74      105,078  2.05 to 0.45    0.71        5.46 to 3.79
Global Bond Series I                       2009   3,158   21.42 to 19.75       80,083  1.90 to 0.45   12.24       14.87 to 13.22
                                           2008   3,603   18.64 to 17.44       81,496  1.90 to 0.45    0.63      (4.91) to (6.28)
                                           2007   3,988   19.61 to 18.61       97,298  1.90 to 0.45    7.40        9.14 to 7.56
                                           2006   4,255   27.35 to 12.69       97,361  1.90 to 0.45    0.00        4.80 to 1.56
                                           2005   5,053   26.35 to 16.54      112,958  1.90 to 0.45    4.81      (6.96) to (8.30)
Global Bond Series II                      2009   9,500   20.84 to 15.37      176,112  2.05 to 0.45   11.74        14.62 to 12.8
                                           2008   9,374   18.18 to 13.62      154,496  2.05 to 0.45    0.58      (5.09) to (6.60)
                                           2007  12,099   19.15 to 14.58      212,896  2.05 to 0.45    7.11        8.85 to 7.29
                                           2006  11,018   17.60 to 12.67      182,700  2.05 to 0.45    0.00        4.60 to 1.36
                                           2005   8,123   16.83 to 13.23      132,346  2.05 to 0.45    4.05      (7.07) to (8.54)

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2009

6. UNIT VALUES-- (CONTINUED)

                                                           AT DECEMBER 31,             FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                ------------------------------------- ----------------------------------------------
                                                                                        EXPENSE      INVESTMENT
                                                 UNITS   UNIT FAIR VALUE     ASSETS   RATIO HIGHEST    INCOME      TOTAL RETURN
SUBACCOUNT                                 YEAR (000S)  HIGHEST TO LOWEST    (000S)    TO LOWEST*       RATIO** HIGHEST TO LOWEST***
------------------------------------------ ---- ------- ----------------- ----------- -------------  ---------- --------------------
Global Trust Series I                      2009   9,050  $14.26 to $12.37 $   157,234 1.90% to 0.45%   1.71%     30.78% to 28.90%
                                           2008   6,778   10.91 to 9.60       109,603  1.90 to 0.45    1.91     (39.82) to (40.69)
                                           2007   7,318   18.12 to 16.18      212,666  1.90 to 0.45    2.29       0.88 to (0.58)
                                           2006   8,922   33.14 to 15.13      260,712  1.90 to 0.45    1.35       19.78 to 18.06
                                           2005  10,732   27.93 to 12.80      264,521  1.90 to 0.45    1.27        10.22 to 8.64
Global Trust Series II                     2009   2,125   16.19 to 15.59       30,510  2.05 to 0.45    1.43       30.51 to 28.44
                                           2008   2,398   12.61 to 11.95       26,665  2.05 to 0.45    1.61     (39.91) to (40.87)
                                           2007   3,028   21.32 to 19.88       56,610  2.05 to 0.45    1.24       0.64 to (0.97)
                                           2006   1,911   21.61 to 18.43       35,849  2.05 to 0.45    1.20       19.56 to 17.66
                                           2005   2,039   18.35 to 15.60       32,214  2.05 to 0.45    1.07        10.00 to 8.26
Health Sciences Series I                   2009   2,244   19.75 to 17.17       40,345  1.90 to 0.45    0.00       31.22 to 29.33
                                           2008   2,673   15.05 to 13.28       37,029  1.90 to 0.45    0.00     (30.22) to (31.23)
                                           2007   3,480   21.57 to 19.31       69,811  1.90 to 0.45    0.00       17.14 to 15.45
                                           2006   4,163   18.41 to 13.39       72,020  1.90 to 0.45    0.00        7.89 to 6.34
                                           2005   4,903   17.07 to 15.73       79,469  1.90 to 0.45    0.00       12.14 to 10.53
Health Sciences Series II                  2009   2,553   21.31 to 20.04       47,857  2.05 to 0.45    0.00       30.96 to 28.89
                                           2008   2,876   16.27 to 15.55       41,778  2.05 to 0.45    0.00     (30.37) to (31.48)
                                           2007   3,394   23.36 to 22.69       71,855  2.05 to 0.45    0.00       16.91 to 15.05
                                           2006   3,954   19.98 to 13.38       72,848  2.05 to 0.45    0.00        7.68 to 5.98
                                           2005   4,467   18.66 to 15.95       77,355  2.05 to 0.45    0.00       11.92 to 10.15
High Income Series II                      2009   1,626   11.82 to 11.33       18,650  2.05 to 0.45   18.43        80.46 to 77.6
                                           2008     230    6.52 to 6.35         1,474  2.05 to 0.45   10.90     (43.84) to (44.73)
                                           2007      93   11.61 to 11.49        1,071  2.05 to 0.45    1.46      (7.12) to (8.11)
High Yield Series I                        2009   3,881   17.58 to 16.77       67,491  1.90 to 0.45   11.77       53.82 to 51.61
                                           2008   4,032   11.43 to 11.06       46,087  1.90 to 0.45    8.15     (29.84) to (30.85)
                                           2007   4,963   16.29 to 16.00       81,825  1.90 to 0.45   12.30       1.18 to (0.29)
                                           2006   7,027   17.23 to 13.27      116,074  1.90 to 0.45    6.60        9.87 to 6.18
                                           2005   8,853   15.83 to 13.31      134,654  1.90 to 0.45    5.33        3.23 to 1.75
High Yield Series II                       2009   5,174   19.76 to 16.88       90,802  2.05 to 0.45   13.15       53.66 to 51.23
                                           2008   4,362   12.86 to 11.16       50,595  2.05 to 0.45    8.02     (30.02) to (31.13)
                                           2007   3,942   18.37 to 16.21       66,768  2.05 to 0.45   11.87       0.90 to (0.71)
                                           2006   5,215   18.21 to 13.26       88,817  2.05 to 0.45    6.47        9.74 to 6.05
                                           2005   6,168   16.59 to 15.11       96,925  2.05 to 0.45    4.29        3.09 to 1.46
Income & Value Series I                    2009       0   13.18 to 9.79             0  1.90 to 0.45    0.32      (1.06) to (1.54)
                                           2008   8,495   13.32 to 9.94       144,360  1.90 to 0.45    2.90     (30.44) to (31.45)
                                           2007  10,865   19.15 to 14.50      267,191  1.90 to 0.45    3.92       0.65 to (0.80)
                                           2006  13,422   27.95 to 13.00      330,323  1.90 to 0.45    2.06        8.18 to 4.00
                                           2005  16,723   26.08 to 13.47      384,468  1.90 to 0.45    1.74        4.75 to 3.25
Income & Value Series II                   2009       0   11.42 to 11.01            0  2.05 to 0.45    0.29      (1.13) to (1.66)
                                           2008   4,009   11.56 to 11.20       42,340  2.05 to 0.45    2.70     (30.54) to (31.65)
                                           2007   5,130   16.64 to 16.38       78,943  2.05 to 0.45    3.64       0.45 to (1.15)
                                           2006   5,880   16.64 to 12.98       91,332  2.05 to 0.45    1.85        7.93 to 3.86
                                           2005   6,788   15.65 to 14.18       98,864  2.05 to 0.45    1.58        4.51 to 2.86
International Core Series I                2009   2,759   14.05 to 13.82       37,608  1.90 to 0.45    2.41       18.11 to 16.41
                                           2008   3,231   11.90 to 11.87       37,670  1.90 to 0.45    4.76     (38.90) to (39.78)
                                           2007   4,161   19.72 to 19.47       80,318  1.90 to 0.45    2.14        10.92 to 9.31
                                           2006   5,288   18.57 to 13.34       93,287  1.90 to 0.45    0.58        24.21 to 6.71
                                           2005   5,936   15.09 to 11.01       85,234  1.90 to 0.45    0.80       15.42 to 13.77

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2009

6. UNIT VALUES-- (CONTINUED)

                                                           AT DECEMBER 31,             FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                ------------------------------------- ----------------------------------------------
                                                                                        EXPENSE      INVESTMENT
                                                 UNITS   UNIT FAIR VALUE     ASSETS   RATIO HIGHEST    INCOME      TOTAL RETURN
SUBACCOUNT                                 YEAR (000S)  HIGHEST TO LOWEST    (000S)    TO LOWEST*      RATIO**  HIGHEST TO LOWEST***
------------------------------------------ ---- ------- ----------------- ----------- -------------  ---------- --------------------
International Core Series II               2009   1,799  $19.32 to $16.51 $    26,618 2.05% to 0.45%   2.16%     17.99% to 16.12%
                                           2008   1,971   16.63 to 13.99       24,822  2.05 to 0.45    4.67     (39.05) to (40.02)
                                           2007   2,356   27.73 to 22.96       49,951  2.05 to 0.45    1.84        10.63 to 8.87
                                           2006   2,166   25.57 to 13.33       42,672  2.05 to 0.45    0.41        24.06 to 6.68
                                           2005   1,940   20.92 to 15.87       31,414  2.05 to 0.45    0.00       15.19 to 13.36
International Equity Index A Series I      2009     806   18.64 to 17.17       14,194  1.90 to 0.45   13.38       37.24 to 35.26
                                           2008     964   13.58 to 12.69       12,493  1.90 to 0.45    1.89     (44.80) to (45.59)
                                           2007   1,307   24.60 to 23.33       30,978  1.90 to 0.45    3.65       14.90 to 13.24
                                           2006   2,339   21.41 to 20.60       48,747  1.90 to 0.45    0.83       24.92 to 23.13
                                           2005   1,670   17.14 to 16.73       28,128  1.90 to 0.45    0.89       16.09 to 14.42
International Equity Index A Series II     2009     912   18.41 to 16.82       15,753  2.05 to 0.45   13.97       36.87 to 34.69
                                           2008     996   13.45 to 12.48       12,716  2.05 to 0.45    1.70     (44.89) to (45.77)
                                           2007   1,301   24.41 to 23.02       30,453  2.05 to 0.45    3.43       14.65 to 12.81
                                           2006   1,937   21.29 to 20.41       39,999  2.05 to 0.45    0.65       24.70 to 22.73
                                           2005   1,847   17.08 to 16.63       30,938  2.05 to 0.45    0.72       15.87 to 14.04
International Equity Index Series NAV      2009   2,431    9.88 to 9.72        23,976  2.05 to 1.40    3.74       36.87 to 35.99
                                           2008   2,852    7.22 to 7.15        20,583  2.05 to 1.40    2.60     (45.16) to (45.52)
                                           2007   3,272   13.17 to 13.12       43,122  2.05 to 1.40    1.91        5.44 to 4.99
International Small Cap Series I           2009       0   18.65 to 18.01            0  1.90 to 0.45    2.14       56.88 to 54.92
                                           2008   3,028   11.89 to 11.63       37,255  1.90 to 0.45    2.40     (53.19) to (53.87)
                                           2007   4,226   25.40 to 25.21      111,985  1.90 to 0.45    2.70        9.64 to 8.05
                                           2006   5,090   26.22 to 13.60      125,839  1.90 to 0.45    1.15        27.15 to 8.82
                                           2005   5,693   20.82 to 10.89      112,015  1.90 to 0.45    0.93        9.61 to 8.04
International Small Cap Series II          2009       0   21.89 to 20.50            0  2.05 to 0.45    1.88       56.77 to 54.61
                                           2008   1,815   14.16 to 13.08       20,949  2.05 to 0.45    2.17     (53.32) to (54.06)
                                           2007   2,477   30.83 to 28.02       63,091  2.05 to 0.45    2.40        9.40 to 7.66
                                           2006   2,156   28.74 to 13.59       52,297  2.05 to 0.45    1.01        26.98 to 8.76
                                           2005   2,140   22.97 to 19.13       41,886  2.05 to 0.45    0.25        9.38 to 7.65
International Small Company Series I       2009   3,936   12.28 to 12.26       48,283  1.90 to 0.45    0.78      (1.76) to (1.95)
International Small Company Series II      2009   2,329   12.28 to 12.25       28,557  2.05 to 0.45    0.77      (1.76) to (1.97)
International Value Series I               2009   8,033   19.02 to 18.15      133,409  1.90 to 0.45    2.12       35.16 to 33.22
                                           2008   9,996   14.07 to 13.62      124,275  1.90 to 0.45    3.17     (42.92) to (43.75)
                                           2007  13,413   24.65 to 24.22      295,227  1.90 to 0.45    4.19        9.03 to 7.45
                                           2006  17,751   22.78 to 14.14      361,944  1.90 to 0.45    1.87       29.01 to 13.12
                                           2005  21,037   17.88 to 15.65      335,774  1.90 to 0.45    0.63        10.05 to 8.47
International Value Series II              2009   6,734   22.43 to 20.25      123,005  2.05 to 0.45    1.97       34.98 to 32.84
                                           2008   7,623   16.88 to 15.00      104,997  2.05 to 0.45    3.07     (43.07) to (43.98)
                                           2007   9,361   30.14 to 26.35      231,324  2.05 to 0.45    3.64        8.86 to 7.13
                                           2006   9,830   28.23 to 14.11      228,099  2.05 to 0.45    1.69       28.69 to 12.92
                                           2005  10,598   22.27 to 17.84      194,292  2.05 to 0.45    0.60        9.81 to 8.08
Investment Quality Bond Series I           2009   8,811   22.23 to 16.56      156,994  1.90 to 0.45    5.32       11.94 to 10.33
                                           2008   5,071   19.86 to 15.01      103,084  1.90 to 0.45    6.59      (2.12) to (3.53)
                                           2007   5,274   20.29 to 15.56      120,393  1.90 to 0.45    8.94        5.73 to 4.20
                                           2006   6,261   30.98 to 13.03      136,834  1.90 to 0.45    6.21        4.34 to 1.62
                                           2005   7,772   30.30 to 14.70      167,181  1.90 to 0.45    5.80        1.80 to 0.34
Investment Quality Bond Series II          2009   8,375   17.98 to 14.48      135,967  2.05 to 0.45    5.56        11.7 to 9.92
                                           2008   6,302   16.09 to 13.17       92,405  2.05 to 0.45    5.85      (2.26) to (3.82)
                                           2007   8,639   16.47 to 13.69      130,926  2.05 to 0.45    8.68        5.44 to 3.76
                                           2006   7,917   15.62 to 13.00      115,907  2.05 to 0.45    5.20        4.16 to 1.27
                                           2005   5,017   15.18 to 13.03       73,033  2.05 to 0.45    4.65       1.57 to (0.04)

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2009

6. UNIT VALUES-- (CONTINUED)

                                                           AT DECEMBER 31,             FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                ------------------------------------- ----------------------------------------------
                                                                                        EXPENSE      INVESTMENT
                                                 UNITS   UNIT FAIR VALUE     ASSETS   RATIO HIGHEST    INCOME       TOTAL RETURN
                SUBACCOUNT                 YEAR (000S)  HIGHEST TO LOWEST    (000S)    TO LOWEST*      RATIO**  HIGHEST TO LOWEST***
------------------------------------------ ---- ------- ----------------- ----------- -------------  ---------- --------------------
Large Cap Value Series I                   2009   1,158  $18.56 to $16.85 $    20,019 1.90% to 0.45%   1.58%      10.14% to 8.56%
                                           2008   1,450   16.85 to 15.53       23,027  1.90 to 0.45    1.38     (36.20) to (37.12)
                                           2007   2,039   26.42 to 24.69       51,302  1.90 to 0.45    0.93        3.91 to 2.40
                                           2006   2,873   25.42 to 24.07       70,289  1.90 to 0.45    0.00        1.56 to 1.44
Large Cap Value Series II                  2009   1,134   18.45 to 16.58       19,357  2.05 to 0.45    1.42        9.86 to 8.12
                                           2008   1,229   16.79 to 15.34       19,316  2.05 to 0.45    1.24     (36.31) to (37.32)
                                           2007   1,608   26.36 to 24.47       40,131  2.05 to 0.45    0.61        3.71 to 2.06
                                           2006   2,246   25.42 to 23.98       54,673  2.05 to 0.45    0.30       15.24 to 13.41
                                           2005   3,950   22.06 to 21.14       84,616  2.05 to 0.45    0.00       14.75 to 12.93
Lifestyle Aggressive Series I              2009   6,570   14.29 to 13.77       95,283  1.90 to 0.45    1.03       35.02 to 33.08
                                           2008   7,208   10.58 to 10.35       78,078  1.90 to 0.45    1.64     (42.25) to (43.09)
                                           2007   9,206   18.33 to 18.19      175,525  1.90 to 0.45    9.29        8.06 to 6.50
                                           2006  12,038   18.82 to 13.07      214,082  1.90 to 0.45    7.68        14.94 to 4.58
                                           2005  11,604   16.53 to 12.90      181,451  1.90 to 0.45    1.89        10.14 to 8.56
Lifestyle Aggressive Series II             2009  12,202   17.67 to 16.54      178,414  2.05 to 0.45    0.85       34.85 to 32.71
                                           2008  12,730   13.32 to 12.27      140,031  2.05 to 0.45    1.49     (42.41) to (43.33)
                                           2007  14,689   23.50 to 21.30      285,280  2.05 to 0.45    9.17        7.92 to 6.20
                                           2006  16,596   22.21 to 12.99      309,161  2.05 to 0.45    7.66        14.67 to 3.93
                                           2005  16,739   19.66 to 16.33      277,178  2.05 to 0.45    1.85        9.98 to 8.24
Lifestyle Balanced Series I                2009  40,030   18.60 to 15.29      662,526  1.90 to 0.45    4.71       30.16 to 28.29
                                           2008  35,216   14.29 to 11.92      488,816  1.90 to 0.45    2.92     (31.61) to (32.60)
                                           2007  44,019   20.89 to 17.69      919,281  1.90 to 0.45    7.51        5.99 to 4.46
                                           2006  49,450   21.97 to 13.28      985,780  1.90 to 0.45    5.35        12.23 to 6.23
                                           2005  49,933   19.76 to 14.48      894,432  1.90 to 0.45    3.84        6.40 to 4.88
Lifestyle Balanced Series II               2009 611,485   16.63 to 11.30    9,123,269  2.05 to 0.35    4.44       30.02 to 27.83
                                           2008 536,639   13.01 to 8.69     6,354,575  2.05 to 0.35    3.27     (30.48) to (32.84)
                                           2007 485,069   20.05 to 19.37    8,669,581  2.05 to 0.45    7.41        5.78 to 4.10
                                           2006 381,237   18.96 to 0.00     6,683,427  2.05 to 0.45    4.88        12.00 to 5.60
                                           2005 257,276   16.92 to 15.98    4,150,374  2.05 to 0.45    3.23        6.33 to 4.64
Lifestyle Conservative Series I            2009  11,453   21.47 to 15.99      208,449  1.90 to 0.45    5.85       21.16 to 19.42
                                           2008   8,662   17.72 to 13.39      143,844  1.90 to 0.45    4.40     (15.95) to (17.16)
                                           2007   7,414   21.08 to 16.16      150,689  1.90 to 0.45    7.90        4.90 to 3.39
                                           2006   7,446   21.39 to 13.18      146,048  1.90 to 0.45    4.48        7.95 to 5.48
                                           2005   8,320   20.01 to 14.69      152,461  1.90 to 0.45    4.75        2.42 to 0.95
Lifestyle Conservative Series II           2009 133,572   15.23 to 12.60    2,071,302  2.05 to 0.35    5.98       21.01 to 18.98
                                           2008  89,201   12.80 to 10.41    1,171,315  2.05 to 0.35    5.44     (16.69) to (17.39)
                                           2007  40,759   17.39 to 15.49      653,822  2.05 to 0.45    7.84        4.70 to 3.03
                                           2006  29,039   16.61 to 13.11      454,533  2.05 to 0.45    4.40        7.64 to 4.85
                                           2005  24,907   15.43 to 14.19      368,418  2.05 to 0.45    4.40        2.35 to 0.73
Lifestyle Growth Series I                  2009  35,026   16.54 to 14.50      534,792  1.90 to 0.45    3.45       32.70 to 30.79
                                           2008  33,091   12.47 to 11.09      410,760  1.90 to 0.45    2.40     (36.89) to (37.80)
                                           2007  38,655   19.75 to 17.82      781,228  1.90 to 0.45    7.68        7.04 to 5.49
                                           2006  46,044   20.82 to 13.15      879,620  1.90 to 0.45    5.87        12.99 to 5.17
                                           2005  45,702   18.61 to 13.68      779,580  1.90 to 0.45    2.72        8.18 to 6.62
Lifestyle Growth Series II                 2009 783,017   17.07 to 10.78   11,149,868  2.05 to 0.35    3.24       32.48 to 30.25
                                           2008 739,885   13.11 to 8.14     8,170,434  2.05 to 0.35    2.53     (34.88) to (37.96)
                                           2007 667,867   20.56 to 21.12   12,027,024  2.05 to 0.45    7.35        6.77 to 5.07
                                           2006 501,635   20.18 to 13.07    8,845,509  2.05 to 0.45    5.15        12.77 to 4.55
                                           2005 277,283   19.16 to 16.14    4,520,493  2.05 to 0.45    2.26        8.02 to 6.31

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2009

6. UNIT VALUES-- (CONTINUED)

                                                           AT DECEMBER 31,             FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                ------------------------------------- ----------------------------------------------
                                                                                        EXPENSE      INVESTMENT
                                                 UNITS   UNIT FAIR VALUE     ASSETS   RATIO HIGHEST    INCOME       TOTAL RETURN
                SUBACCOUNT                 YEAR (000S)  HIGHEST TO LOWEST    (000S)    TO LOWEST*      RATIO**  HIGHEST TO LOWEST***
------------------------------------------ ---- ------- ----------------- ----------- -------------  ---------- --------------------
Lifestyle Moderate Series I                2009  13,923  $19.83 to $15.50 $   245,632 1.90% to 0.45%   4.95%     26.69% to 24.87%
                                           2008  12,359   15.65 to 12.41      188,774  1.90 to 0.45    3.72     (24.57) to (25.66)
                                           2007  14,006   20.75 to 16.70      290,199  1.90 to 0.45    7.68        4.82 to 3.30
                                           2006  15,205   21.79 to 13.22      303,646  1.90 to 0.45    4.56        9.92 to 5.73
                                           2005  15,526   20.01 to 14.61      283,418  1.90 to 0.45    4.06        3.69 to 2.20
Lifestyle Moderate Series II               2009 175,830   15.75 to 12.00    2,638,640  2.05 to 0.35    5.00       26.42 to 24.29
                                           2008 137,848   12.67 to 9.49     1,689,787  2.05 to 0.35    4.26     (24.06) to (25.90)
                                           2007 108,763   18.46 to 17.10    1,817,725  2.05 to 0.45    7.55        4.61 to 2.94
                                           2006  84,168   17.64 to 0.00     1,387,766  2.05 to 0.45    4.32        9.69 to 5.10
                                           2005  64,444   16.09 to 15.26      991,680  2.05 to 0.45    3.58        3.53 to 1.90
LMFC Core Equity Series I                  2009       0    6.24 to 6.18             0  1.55 to 0.80    2.55       -0.93 to -1.18
                                           2008      12    6.30 to 6.26            77  1.55 to 0.80   16.50     (49.60) to (49.93)
LMFC Core Equity Series II                 2009       0    6.63 to 6.12             0  2.05 to 0.45    1.63       -0.80 to -1.33
                                           2008   2,544    6.68 to 6.20        16,045  2.05 to 0.45   11.16     (54.79) to (55.52)
                                           2007   2,708   14.79 to 13.95       38,277  2.05 to 0.45    0.00      (6.48) to (7.98)
                                           2006   3,123   15.81 to 13.40       47,852  2.05 to 0.45    0.00        7.37 to 4.32
                                           2005   3,539   14.92 to 14.53       51,784  2.05 to 0.45    0.00        5.30 to 3.63
Marisco International Opportunities
Series II                                  2009   2,507   15.26 to 14.16       34,890  2.05 to 0.45    0.81       36.65 to 34.48
                                           2008   2,821   11.17 to 10.53       29,250  2.05 to 0.45    0.90     (50.88) to (51.67)
                                           2007   3,614   22.74 to 21.79       78,152  2.05 to 0.45    1.37       19.23 to 17.33
                                           2006   2,220   19.07 to 13.33       40,997  2.05 to 0.45    0.33        23.35 to 6.62
                                           2005     814   15.57 to 15.30       12,495  2.05 to 0.45    0.00       23.71 to 22.41
Mid Cap Index Series I                     2009   2,155   19.15 to 16.06       36,668  1.90 to 0.45    1.02       36.15 to 34.19
                                           2008   2,545   14.06 to 11.97       32,196  1.90 to 0.45    0.93     (36.70) to (37.62)
                                           2007   2,828   22.22 to 19.19       57,218  1.90 to 0.45    1.27        7.03 to 5.48
                                           2006   3,648   20.76 to 12.72       69,718  1.90 to 0.45    0.65        9.22 to 1.72
                                           2005   3,755   19.01 to 16.38       66,360  1.90 to 0.45    0.52        11.52 to 9.92
Mid Cap Index Series II                    2009   4,703   18.47 to 17.24       74,103  2.05 to 0.45    0.84       35.77 to 33.61
                                           2008   5,042   13.82 to 12.70       59,488  2.05 to 0.45    0.70     (36.81) to (37.82)
                                           2007   4,747   22.23 to 20.09       89,771  2.05 to 0.45    0.85        6.85 to 5.14
                                           2006   3,931   21.22 to 12.70       70,695  2.05 to 0.45    0.46       8.95 to (0.67)
                                           2005   3,338   19.77 to 16.37       55,886  2.05 to 0.45    0.34        11.29 to 9.53
Mid Cap Intersection Series I              2009       0    9.84 to 9.71             0  1.55 to 0.80    0.39       26.59 to 25.77
                                           2008       1    7.77 to 7.72             5  1.55 to 0.80    0.62     (37.81) to (38.23)
Mid Cap Intersection Series II             2009       0    8.46 to 8.13             0  2.05 to 0.45    0.52       26.92 to 25.17
                                           2008     379    6.67 to 6.49         2,482  2.05 to 0.45    0.00     (42.43) to (43.35)
                                           2007     183   11.59 to 11.46        2,103  2.05 to 0.45    0.00      (7.32) to (8.31)
Mid Cap Stock Series I                     2009  11,822   16.70 to 16.62      167,211  1.90 to 0.45    0.00       30.76 to 28.88
                                           2008  13,282   12.96 to 12.71      148,055  1.90 to 0.45    0.00     (44.02) to (44.83)
                                           2007  14,502   23.49 to 22.71      292,411  1.90 to 0.45    0.00       23.01 to 21.24
                                           2006  18,381   19.59 to 12.82      304,720  1.90 to 0.45    0.00        13.04 to 2.55
                                           2005  22,048   17.54 to 14.50      326,656  1.90 to 0.45    0.00       14.06 to 12.42

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2009

6. UNIT VALUES-- (CONTINUED)

                                                           AT DECEMBER 31,             FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                ------------------------------------- ----------------------------------------------
                                                                                        EXPENSE      INVESTMENT
                                                 UNITS   UNIT FAIR VALUE     ASSETS   RATIO HIGHEST    INCOME       TOTAL RETURN
                SUBACCOUNT                 YEAR (000S)  HIGHEST TO LOWEST    (000S)    TO LOWEST*      RATIO**  HIGHEST TO LOWEST***
------------------------------------------ ---- ------- ----------------- ----------- -------------  ---------- --------------------
Mid Cap Stock Series II                    2009   6,241  $19.57 to $19.35 $   107,670 2.05% to 0.45%   0.00%     30.46% to 28.39%
                                           2008   6,954   15.07 to 15.00       93,272  2.05 to 0.45    0.00     (44.12) to (45.01)
                                           2007   7,457   27.41 to 26.84      182,162  2.05 to 0.45    0.00       22.80 to 20.84
                                           2006   7,959   22.77 to 12.80      161,929  2.05 to 0.45    0.00        12.80 to 2.40
                                           2005   8,673   20.49 to 17.62      159,035  2.05 to 0.45    0.00       13.91 to 12.11
Mid Cap Value Series I                     2009       0   13.95 to 12.47            0  1.90 to 0.45    1.39        5.68 to 5.17
                                           2008   5,627   13.20 to 11.86       66,824  1.90 to 0.45    1.70     (39.31) to (40.19)
                                           2007   7,236   21.75 to 19.83      146,671  1.90 to 0.45    1.08       0.24 to (1.21)
                                           2006   9,675   21.70 to 20.07      197,760  1.90 to 0.45    0.72       11.77 to 10.16
                                           2005  12,360   19.41 to 18.22      228,346  1.90 to 0.45    0.45        7.52 to 5.98
Mid Cap Value Series II                    2009       0   13.56 to 12.88            0  2.05 to 0.45    1.29        5.63 to 5.07
                                           2008   6,017   12.91 to 12.19       68,824  2.05 to 0.45    1.50     (39.44) to (40.41)
                                           2007   7,511   21.66 to 20.14      143,553  2.05 to 0.45    0.74       0.05 to (1.55)
                                           2006   9,922   22.08 to 18.82      191,977  2.05 to 0.45    0.53        11.53 to 9.76
                                           2005  12,516   20.09 to 17.12      219,693  2.05 to 0.45    0.26        7.28 to 5.58
ML Global Allocation                       2009  69.918   25.40 to 14.84        1,080  1.90 to 1.40    1.78       19.37 to 18.77
                                           2008      80   21.39 to 12.43        1,038  1.90 to 1.40    1.95     (20.69) to (21.09)
                                           2007      91   27.10 to 15.67        1,520  1.90 to 1.40    2.46       15.19 to 14.61
                                           2006     124   23.90 to 13.61        1,771  1.90 to 1.40    2.42       14.74 to 14.17
                                           2005     139   20.89 to 11.86        1,742  1.90 to 0.45    2.29        8.83 to 8.28
Money Market Series I                      2009  15,261   16.36 to 12.61      240,290  1.90 to 0.45    0.22      (0.25) to (1.69)
                                           2008  22,608   16.40 to 12.83      365,001  1.90 to 0.45    1.73       1.31 to (0.16)
                                           2007  19,225   16.19 to 12.85      312,447  1.90 to 0.45    4.46        4.09 to 2.58
                                           2006  19,705   19.67 to 12.53      311,440  1.90 to 0.45    4.36        3.97 to 2.18
                                           2005  19,375   19.08 to 12.22      298,159  1.90 to 0.45    2.59        2.20 to 0.74
Money Market Series II                     2009  88,917   12.53 to 12.45    1,133,525  2.05 to 0.35    0.08      (0.27) to (1.95)
                                           2008 107,097   12.70 to 12.56    1,383,024  2.05 to 0.35    1.38       0.52 to (0.51)
                                           2007  33,634   13.80 to 12.76      434,277  2.05 to 0.45    4.23        3.88 to 2.22
                                           2006  24,354   13.28 to 12.42      305,880  2.05 to 0.45    4.20        3.77 to 2.04
                                           2005  17,145   12.80 to 12.14      209,983  2.05 to 0.45    2.46        2.00 to 0.38
Money Market Trust B Series NAV            2009   2,575   12.74 to 12.52       32,692  2.05 to 1.40    0.49      (0.92) to (1.56)
                                           2008   2,982   12.86 to 12.72       38,239  2.05 to 1.40    2.10        0.69 to 0.04
                                           2007   3,382   12.77 to 12.71       43,140  2.05 to 1.40    3.06        2.14 to 1.70
Mutual Shares Series I                     2009  11,608   10.59 to 10.44      122,736  1.55 to 0.80    2.01       26.32 to 25.38
                                           2008   2,191    8.38 to 8.33        18,360  1.55 to 0.80    2.97     (32.93) to (33.37)
Natural Resources Series II                2009   4,957   41.67 to 37.46      173,158  2.05 to 0.45    0.68       58.18 to 55.67
                                           2008   4,520   26.34 to 24.06      103,282  2.05 to 0.45    0.28     (51.93) to (52.70)
                                           2007   5,633   54.80 to 50.87      279,654  2.05 to 0.45    0.82       39.80 to 37.57
                                           2006   5,989   39.20 to 12.33      222,307  2.05 to 0.45    0.40       21.49 to (1.39)
                                           2005   6,124   32.27 to 30.93      191,797  2.05 to 0.45    0.00       45.76 to 43.46
Optimized All Cap Series II                2009   4,142   16.21 to 14.57       62,407  2.05 to 0.45    1.17       27.45 to 25.42
                                           2008   4,771   12.72 to 11.62       57,017  2.05 to 0.45    0.62     (43.50) to (44.40)
                                           2007   5,614   22.52 to 20.90      120,043  2.05 to 0.45    0.87        3.10 to 1.46
                                           2006     157   21.84 to 20.60        3,294  2.05 to 0.45    0.78       14.39 to 12.58
                                           2005     162   19.09 to 18.30        3,011  2.05 to 0.45    0.77        7.88 to 6.17

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2009

6. UNIT VALUES-- (CONTINUED)

                                                           AT DECEMBER 31,             FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                ------------------------------------- ----------------------------------------------
                                                                                        EXPENSE      INVESTMENT
                                                 UNITS   UNIT FAIR VALUE     ASSETS   RATIO HIGHEST    INCOME       TOTAL RETURN
                SUBACCOUNT                 YEAR (000S)  HIGHEST TO LOWEST    (000S)    TO LOWEST*      RATIO**  HIGHEST TO LOWEST***
------------------------------------------ ---- ------- ----------------- ----------- -------------  ---------- --------------------
Optimized Value Series II                  2009     969  $13.00 to $11.87 $    11,846 2.05% to 0.45%   1.88%     23.95% to 21.98%
                                           2008   1,107   10.49 to 9.74        11,037  2.05 to 0.45    2.09     (41.63) to (42.56)
                                           2007   1,358   17.97 to 16.95       23,442  2.05 to 0.45    1.02      (5.82) to (7.32)
                                           2006     278   19.08 to 18.29        5,139  2.05 to 0.45    1.46       20.51 to 18.60
                                           2005     193   15.83 to 15.42        3,000  2.05 to 0.45    0.00        8.33 to 6.61
Pacific Rim Series I                       2009   1,717   18.59 to 17.66       20,228  1.90 to 0.45    1.05       31.73 to 29.83
                                           2008   2,021   14.11 to 13.60       18,180  1.90 to 0.45    1.42     (40.28) to (41.15)
                                           2007   2,850   23.63 to 23.12       43,926  1.90 to 0.45    1.79        8.65 to 7.08
                                           2006   3,952   21.82 to 12.26       55,902  1.90 to 0.45    0.94       10.55 to (1.94)
                                           2005   4,878   19.99 to 12.17       63,116  1.90 to 0.45    0.86       25.19 to 23.39
Pacific Rim Series II                      2009   1,249   22.56 to 19.01       21,147  2.05 to 0.45    0.86       31.35 to 29.27
                                           2008   1,096   17.45 to 14.48       14,433  2.05 to 0.45    1.14     (40.36) to (41.31)
                                           2007   1,748   29.74 to 24.27       39,753  2.05 to 0.45    1.49        8.35 to 6.62
                                           2006   1,839   27.99 to 12.26       39,724  2.05 to 0.45    0.74       10.42 to (1.95)
                                           2005   2,335   25.73 to 19.24       46,964  2.05 to 0.45    0.68       24.86 to 22.89
PIM Classic Value Series II                2009       0    7.82 to 7.22             0  2.05 to 0.45    1.12      (4.13) to (4.64)
                                           2008   1,238    8.15 to 7.57         9,431  2.05 to 0.45    1.54     (45.92) to (46.79)
                                           2007   1,439   15.08 to 14.22       20,614  2.05 to 0.45    1.20     (13.20) to (14.58)
                                           2006   2,037   17.37 to 13.72       34,189  2.05 to 0.45    1.10        15.32 to 9.74
                                           2005   1,023   15.07 to 14.67       15,129  2.05 to 0.45    0.46        8.73 to 7.01
PIMCO All Asset                            2009   1,526   16.57 to 15.14       23,774  2.05 to 0.45    6.80       20.77 to 18.85
                                           2008   1,542   13.72 to 12.74       20,097  2.05 to 0.45    5.31     (16.55) to (17.88)
                                           2007   1,761   16.44 to 15.51       27,809  2.05 to 0.45    6.56        7.51 to 5.80
                                           2006   2,705   15.30 to 14.66       40,167  2.05 to 0.45    4.68        3.89 to 2.25
                                           2005   3,798   14.72 to 14.34       54,870  2.05 to 0.45    4.50        5.47 to 3.80
Real Estate Securities Series I            2009   2,091   22.75 to 20.62       48,549  1.90 to 0.45    3.38       29.59 to 27.72
                                           2008   2,584   17.55 to 16.15       46,813  1.90 to 0.45    3.13     (39.70) to (40.57)
                                           2007   3,404   29.11 to 27.17      103,497  1.90 to 0.45    2.61     (15.99) to (17.21)
                                           2006   5,075   38.25 to 15.69      185,688  1.90 to 0.45    1.79       37.49 to 25.49
                                           2005   5,752   28.08 to 24.21      154,631  1.90 to 0.45    2.04        11.35 to 9.75
Real Estate Securities Series II           2009   3,297   21.53 to 18.61       62,000  2.05 to 0.45    3.26       29.46 to 27.40
                                           2008   3,569   16.63 to 14.60       53,641  2.05 to 0.45    2.88     (39.85) to (40.81)
                                           2007   4,179   27.65 to 24.67      106,983  2.05 to 0.45    2.10     (16.15) to (17.49)
                                           2006   4,890   33.50 to 15.66      153,620  2.05 to 0.45    1.58       37.20 to 25.32
                                           2005   5,075   24.71 to 22.15      119,047  2.05 to 0.45    1.56        11.15 to 9.40


         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2009

6. UNIT VALUES-- (CONTINUED)

                                                           AT DECEMBER 31,             FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                ------------------------------------- ----------------------------------------------
                                                                                        EXPENSE      INVESTMENT
                                                 UNITS   UNIT FAIR VALUE     ASSETS   RATIO HIGHEST    INCOME       TOTAL RETURN
                SUBACCOUNT                 YEAR (000S)  HIGHEST TO LOWEST    (000S)    TO LOWEST*      RATIO**  HIGHEST TO LOWEST***
------------------------------------------ ---- ------- ----------------- ----------- -------------  ---------- --------------------
Real Return Bond Series II                 2009   5,613  $16.42 to $14.76 $    85,502 2.05% to 0.45%      9%     18.69% to 16.81%
                                           2008   5,990   13.84 to 12.64       77,729  2.05 to 0.45    0.55     (11.94) to (13.34)
                                           2007   5,983   15.71 to 14.58       89,176  2.05 to 0.45    6.36        10.59 to 8.83
                                           2006   7,163   14.21 to 13.40       97,633  2.05 to 0.45    2.44      (0.26) to (1.83)
                                           2005   9,320   14.25 to 13.65      128,756  2.05 to 0.45    0.13       0.76 to (0.83)
Science & Technology Series I              2009   9,847   11.97 to 9.36       108,495  1.90 to 0.45    0.00       63.75 to 61.39
                                           2008  11,304    7.31 to 5.80        77,390  1.90 to 0.45    0.00     (44.70) to (45.50)
                                           2007  14,544   13.22 to 10.64      183,287  1.90 to 0.45    0.00       19.03 to 17.30
                                           2006  19,135   12.90 to 4.53       208,202  1.90 to 0.45    0.00        5.05 to 1.31
                                           2005  24,225   12.40 to 4.37       253,761  1.90 to 0.45    0.00        1.62 to 0.17
Science & Technology Series II             2009   3,709   16.79 to 16.04       51,365  2.05 to 0.45    0.00       63.40 to 60.81
                                           2008   3,149   10.44 to 9.81        27,165  2.05 to 0.45    0.00     (44.79) to (45.67)
                                           2007   4,023   19.21 to 17.77       63,303  2.05 to 0.45    0.00       18.73 to 16.84
                                           2006   4,062   16.51 to 11.23       54,950  2.05 to 0.45    0.00        4.90 to 1.16
                                           2005   4,293   15.97 to 10.83       55,872  2.05 to 0.45    0.00       1.37 to (0.24)
Scudder Fixed Income                       2009       0   11.92 to 11.07            0  2.05 to 1.40    8.02        6.55 to 5.95
                                           2008   2,614   11.19 to 10.45       28,914  2.05 to 1.40    6.93     (20.83) to (21.34)
                                           2007   3,489   14.13 to 13.28       48,823  2.05 to 1.40    4.22        2.30 to 1.63
                                           2006   4,405   13.82 to 13.07       60,299  2.05 to 1.40    3.32        2.45 to 1.79
                                           2005   4,911   13.48 to 12.84       65,750  2.05 to 1.40    3.04       0.44 to (0.21)
Small Cap Index Series I                   2009   1,130   14.38 to 12.50       15,815  1.90 to 0.45    0.80       26.08 to 24.26
                                           2008   1,375   12.16 to 11.57       15,410  1.90 to 0.45    1.23     (34.01) to (34.96)
                                           2007   1,722   17.80 to 12.50       29,608  1.90 to 0.45    1.63      (2.61) to (4.02)
                                           2006   2,274   18.92 to 17.47       40,548  1.90 to 0.45    0.52       17.08 to 15.40
                                           2005   2,798   16.21 to 12.50       43,031  1.90 to 0.45    0.55        3.43 to 1.94
Small Cap Index Series II                  2009   4,053   17.19 to 15.67       58,966  2.05 to 0.45    0.61       25.78 to 23.78
                                           2008   4,455   13.88 to 12.46       52,121  2.05 to 0.45    1.03     (34.13) to (35.18)
                                           2007   5,338   21.42 to 18.91       95,874  2.05 to 0.45    0.90      (2.79) to (4.34)
                                           2006   2,385   22.48 to 18.19       44,538  2.05 to 0.45    0.34       16.82 to 14.97
                                           2005   2,869   19.53 to 15.80       46,392  2.05 to 0.45    0.35        3.24 to 1.60
Small Cap Opportunities Series I           2009   1,686   18.12 to 16.45       28,464  1.90 to 0.45    0.00       33.26 to 31.34
                                           2008   2,041   13.60 to 12.53       26,145  1.90 to 0.45    2.31     (42.39) to (43.23)
                                           2007   2,602   23.61 to 22.06       58,486  1.90 to 0.45    1.89      (8.08) to (9.41)
                                           2006   3,561   25.68 to 24.35       88,037  1.90 to 0.45    0.73        9.96 to 8.38
                                           2005   4,571   23.35 to 22.47      103,817  1.90 to 0.45    0.00       17.10 to 15.97
Small Cap Opportunities Series II          2009   1,672   17.95 to 16.14       26,864  2.05 to 0.45    0.00       33.00 to 30.89
                                           2008   1,805   13.50 to 12.33       22,321  2.05 to 0.45    2.10     (42.51) to (43.43)
                                           2007   2,158   23.48 to 21.79       47,273  2.05 to 0.45    1.53      (8.22) to (9.69)
                                           2006   2,749   25.58 to 12.24       66,874  2.05 to 0.45    0.55       9.70 to (2.06)
                                           2005   3,283   23.32 to 22.35       74,178  2.05 to 0.45    0.00        7.13 to 5.43

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2009

6. UNIT VALUES-- (CONTINUED)

                                                           AT DECEMBER 31,             FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                ------------------------------------- ----------------------------------------------
                                                                                        EXPENSE      INVESTMENT
                                                 UNITS   UNIT FAIR VALUE     ASSETS   RATIO HIGHEST    INCOME       TOTAL RETURN
                SUBACCOUNT                 YEAR (000S)  HIGHEST TO LOWEST    (000S)    TO LOWEST*      RATIO**  HIGHEST TO LOWEST***
------------------------------------------ ---- ------- ----------------- ----------- -------------  ---------- --------------------
Small Cap Value Focus                      2009     167  $51.13 to $13.39 $     4,610 1.90% to 1.40%   0.49%     26.46% to 25.83%
                                           2008     225   40.43 to 10.64        4,838  1.90 to 1.40    0.49     (41.03) to (41.33)
                                           2007     299   68.56 to 18.13       11,280  1.90 to 1.40    0.12      (2.42) to (2.91)
                                           2006     362   70.26 to 18.68       14,990  1.90 to 1.40    0.11       11.11 to 10.56
                                           2005     439   63.24 to 16.89       16,487  1.90 to 1.40    0.82        8.71 to 8.17
Small Company Value Series I               2009   3,877   22.46 to 19.37       80,022  1.90 to 0.45    0.37       27.11 to 25.28
                                           2008   4,835   17.67 to 15.46       79,388  1.90 to 0.45    0.68     (27.38) to (28.43)
                                           2007   6,599   24.33 to 21.61      150,842  1.90 to 0.45    0.15      (1.64) to (3.07)
                                           2006   9,133   24.91 to 12.53      214,490  1.90 to 0.45    0.07        14.90 to 0.21
                                           2005  11,133   21.97 to 19.68      229,830  1.90 to 0.45    0.28        6.55 to 5.03
Small Company Value Series II              2009   4,564   18.98 to 18.73       78,532  2.05 to 0.45    0.23       26.90 to 24.89
                                           2008   5,166   15.20 to 14.76       71,273  2.05 to 0.45    0.47     (27.54) to (28.70)
                                           2007   6,481   21.32 to 20.37      125,798  2.05 to 0.45    0.00      (1.85) to (3.42)
                                           2006   8,527   22.15 to 12.51      172,275  2.05 to 0.45    0.00        14.69 to 0.07
                                           2005   9,975   19.61 to 17.17      178,396  2.05 to 0.45    0.07        6.30 to 4.62
Smaller Company Growth Series I            2009   2,847   13.14 to 13.12       37,391  1.90 to 0.45    0.00        5.16 to 4.96
Smaller Company Growth Series II           2009   1,649   13.14 to 13.11       21,623  2.05 to 0.45    0.00        5.09 to 4.87
Strategic Bond Series I                    2009   3,627   20.22 to 16.22       73,892  1.90 to 0.45    8.12       22.86 to 21.09
                                           2008   3,957   16.46 to 13.40       66,522  1.90 to 0.45    6.35     (16.46) to (17.66)
                                           2007   5,699   19.70 to 16.27      115,931  1.90 to 0.45    9.20      (0.61) to (2.04)
                                           2006   6,540   21.83 to 13.31      135,033  1.90 to 0.45    6.82        6.60 to 5.05
                                           2005   7,848   20.68 to 15.81      153,903  1.90 to 0.45    2.90        2.44 to 0.77
Strategic Bond Series II                   2009   4,336   17.20 to 13.70       67,515  2.05 to 0.45    8.09       22.57 to 20.63
                                           2008   3,983   14.03 to 11.36       51,326  2.05 to 0.45    6.51     (16.67) to (18.00)
                                           2007   5,439   16.84 to 13.85       85,480  2.05 to 0.45    8.82      (0.71) to (2.29)
                                           2006   6,041   16.96 to 13.29       97,092  2.05 to 0.45    6.78        6.42 to 4.70
                                           2005   6,546   16.53 to 13.54      100,163  2.05 to 0.45    2.00        1.98 to 0.37
Strategic Income Series II                 2009     768   17.11 to 15.63       12,305  2.05 to 0.45    6.37       25.87 to 23.87
                                           2008     711   13.59 to 12.62        9,164  2.05 to 0.45    9.38      (9.18) to (10.62)
                                           2007   1,038   14.97 to 14.11       14,897  2.05 to 0.45    1.82        5.06 to 3.38
                                           2006   1,264   14.25 to 13.65       17,467  2.05 to 0.45    2.95        3.40 to 1.77
                                           2005   1,096   13.78 to 13.42       14,810  2.05 to 0.45    4.44       1.54 to (0.07)
T Rowe Price Mid Value Series I            2009   5,578   15.84 to 14.80       84,585  1.90 to 0.45    0.45       35.03 to 33.73
T Rowe Price Mid Value Series II           2009   6,142   15.82 to 14.68       92,029  2.05 to 0.45    0.35       45.36 to 43.05
                                           2008     700   10.89 to 10.26        7,325  2.05 to 0.45    0.92     (35.17) to (36.21)
                                           2007     890   16.79 to 16.09       14,516  2.05 to 0.45    1.68      (0.15) to (1.74)
                                           2006     938   16.82 to 16.38       15,484  2.05 to 0.45    0.06       19.51 to 17.62
                                           2005     334   14.07 to 13.92        4,662  2.05 to 0.45    0.00       12.56 to 11.37
Total Bond Market Trust A Series II        2009      64   13.63 to 12.35          869  2.05 to 1.20    2.31       2.10 to (1.19)
                                           2008      67   13.49 to 13.35          906  2.05 to 1.40    2.29        4.05 to 3.37
                                           2007      35   12.97 to 12.91          459  2.05 to 1.40    2.75        3.74 to 3.29
Total Bond Market Trust A - Series NAV     2009   2,361   12.99 to 12.93       30,655  1.55 to 0.80    5.95        3.94 to 3.43
Total Return Series I                      2009  12,463   23.01 to 17.81      250,132  1.90 to 0.45    3.98       13.08 to 11.46
                                           2008  13,162   20.35 to 15.98      237,527  1.90 to 0.45    4.71        2.30 to 0.83
                                           2007  14,285   19.89 to 15.85      254,967  1.90 to 0.45    7.40        8.00 to 6.44
                                           2006  17,147   18.42 to 12.93      286,638  1.90 to 0.45    3.54        3.58 to 1.65
                                           2005  20,828   17.86 to 14.65      340,882  1.90 to 0.45    2.43        2.02 to 0.55
Total Return Series II                     2009  17,776   19.02 to 15.43      306,156  2.05 to 0.45    3.94       12.85 to 11.06
                                           2008  15,080   16.85 to 13.90      233,587  2.05 to 0.45    4.73        2.14 to 0.51
                                           2007  13,300   16.50 to 13.83      204,912  2.05 to 0.45    7.15        7.79 to 6.07
                                           2006  14,890   15.31 to 12.91      215,790  2.05 to 0.45    3.36        3.44 to 1.33
                                           2005  17,548   14.87 to 12.86      249,888  2.05 to 0.45    2.02        1.79 to 0.18


         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2009

6. UNIT VALUES-- (CONTINUED)

                                                           AT DECEMBER 31,             FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                ------------------------------------- ----------------------------------------------
                                                                                        EXPENSE      INVESTMENT
                                                 UNITS   UNIT FAIR VALUE     ASSETS   RATIO HIGHEST    INCOME       TOTAL RETURN
                SUBACCOUNT                 YEAR (000S)  HIGHEST TO LOWEST    (000S)    TO LOWEST*      RATIO**  HIGHEST TO LOWEST***
------------------------------------------ ---- ------- ----------------- ----------- -------------  ---------- --------------------
Total Stock Market Index Series I          2009   1,289  $12.11 to $11.36 $    13,420 1.90% to 0.45%   1.60%     28.29% to 26.44%
                                           2008   1,405    9.57 to 8.85        11,555  1.90 to 0.45    1.46     (37.48) to (38.39)
                                           2007   1,875   15.54 to 14.16       24,997  1.90 to 0.45    2.16        4.70 to 3.19
                                           2006   2,366   15.22 to 12.49       30,453  1.90 to 0.45    1.00       14.78 to 13.13
                                           2005   2,761   13.43 to 11.01       31,292  1.90 to 0.45    1.15        5.22 to 3.71
Total Stock Market Index Series II         2009   3,056   15.37 to 14.88       41,686  2.05 to 0.45    1.40       27.95 to 25.92
                                           2008   3,348   12.21 to 11.63       36,104  2.05 to 0.45    1.29     (37.57) to (38.57)
                                           2007   4,118   19.87 to 18.63       71,822  2.05 to 0.45    1.16        4.51 to 2.84
                                           2006   1,796   19.39 to 16.20       30,203  2.05 to 0.45    0.86       14.58 to 12.76
                                           2005   2,109   17.18 to 14.30       31,196  2.05 to 0.45    0.89        4.94 to 3.28
U.S. Government Securities Series I        2009   4,726   19.45 to 14.39       95,868  1.90 to 0.45    2.93        7.90 to 6.35
                                           2008   5,539   18.02 to 13.53      105,228  1.90 to 0.45    3.70      (1.85) to (3.27)
                                           2007   6,153   18.36 to 13.99      120,828  1.90 to 0.45    8.16        2.68 to 1.20
                                           2006   7,000   23.58 to 12.99      136,847  1.90 to 0.45    5.14        4.09 to 2.43
                                           2005   9,009   22.91 to 13.49      170,764  1.90 to 0.45    1.87       1.12 to (0.33)
U.S. Government Securities Series II       2009   6,154   15.46 to 13.02       86,991  2.05 to 0.45    2.89        7.74 to 6.03
                                           2008   6,098   14.35 to 12.28       81,097  2.05 to 0.45    3.94      (2.08) to (3.64)
                                           2007   5,108   14.66 to 12.75       70,264  2.05 to 0.45    7.87        2.46 to 0.83
                                           2006   5,486   14.31 to 12.64       74,548  2.05 to 0.45    5.01        4.01 to 2.08
                                           2005   6,759   14.23 to 12.39       89,588  2.05 to 0.45    1.44       1.00 to (0.60)
U.S. High Yield Series II                  2009     408   16.54 to 15.35        6,401  2.05 to 0.45   0.098       45.72 to 43.41
                                           2008     189   11.35 to 10.70        2,055  2.05 to 0.45    6.50     (21.41) to (22.66)
                                           2007     152   14.44 to 13.84        2,124  2.05 to 0.45   10.08        2.22 to 0.59
                                           2006     183   14.12 to 13.75        2,539  2.05 to 0.45    3.30        8.97 to 7.25
                                           2005      99   13.05 to 12.82        1,271  2.05 to 0.45    0.00        3.69 to 2.60
U.S. Large Cap Value Series I              2009       0    9.13 to 8.33             0  1.90 to 0.45    0.64      (0.87) to (1.35)
                                           2008  10,546    9.21 to 8.45        93,284  1.90 to 0.45    2.16     (39.16) to (40.04)
                                           2007  13,858   15.14 to 14.09      203,733  1.90 to 0.45    1.06      (0.79) to (2.23)
                                           2006  18,403   15.26 to 12.93      275,659  1.90 to 0.45    0.59        10.16 to 3.44
                                           2005  23,451   15.27 to 12.69      321,910  1.90 to 0.45    0.44        5.34 to 3.83
U.S. Large Cap Value Series II             2009       0   10.52 to 10.16            0  2.05 to 0.45    0.62      (0.96) to (1.49)
                                           2008   4,425   10.68 to 10.26       41,217  2.05 to 0.45    2.07     (39.28) to (40.24)
                                           2007   5,042   17.87 to 16.89       78,592  2.05 to 0.45    0.73      (0.97) to (2.55)
                                           2006   6,320   18.40 to 12.91      101,074  2.05 to 0.45    0.41        9.86 to 3.26
                                           2005   7,796   17.00 to 14.14      114,793  2.05 to 0.45    0.12        5.25 to 3.59
UBS Large Cap Series I                     2009  10,814   12.48 to 11.67      129,172  1.90 to 0.45    1.92       30.26 to 28.38
                                           2008  12,717    9.58 to 9.09       117,779  1.90 to 0.45    1.31     (39.79) to (40.66)
                                           2007  15,761   15.92 to 15.32      244,826  1.90 to 0.45    0.52      (5.24) to (6.17)
UBS Large Cap Series II                    2009     790   12.41 to 11.52        9,291  2.05 to 0.45    1.72       29.96 to 27.90
                                           2008     932    9.55 to 9.01         8,533  2.05 to 0.45    1.09     (39.95) to (40.90)
                                           2007   1,178   15.90 to 15.24       18,167  2.05 to 0.45    0.59       0.81 to (0.79)
                                           2006     112   15.78 to 15.36        1,733  2.05 to 0.45    0.21       13.64 to 11.84
                                           2005      61   13.98 to 13.74          835  2.05 to 0.45    0.00        11.05 to 9.88
Utilities Series I                         2009   1,410   19.40 to 19.15       24,792  1.90 to 0.45    4.66       33.17 to 31.25
                                           2008   1,675   14.78 to 14.38       22,339  1.90 to 0.45    2.42     (38.92) to (39.81)
                                           2007   2,640   24.56 to 23.54       58,247  1.90 to 0.45    1.91       26.83 to 24.99
                                           2006   3,127   19.86 to 17.19       54,992  1.90 to 0.45    2.27       30.42 to 28.55
                                           2005   3,528   15.42 to 13.36       48,052  1.90 to 0.45    0.44       16.30 to 14.63
Utilities Series II                        2009   1,087   29.17 to 27.19       28,487  2.05 to 0.45    4.54       32.87 to 30.76
                                           2008   1,290   21.95 to 20.79       25,714  2.05 to 0.45    2.18     (39.01) to (39.98)
                                           2007   1,984   35.99 to 34.64       65,472  2.05 to 0.45    1.64       26.53 to 24.51
                                           2006   2,219   28.45 to 24.79       58,597  2.05 to 0.45    2.10       30.18 to 28.12
                                           2005   2,375   21.85 to 19.27       48,680  2.05 to 0.45    0.29       16.04 to 14.20

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2009

6. UNIT VALUES-- (CONTINUED)

                                                           AT DECEMBER 31,             FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                ------------------------------------- ----------------------------------------------
                                                                                        EXPENSE      INVESTMENT
                                                 UNITS   UNIT FAIR VALUE     ASSETS   RATIO HIGHEST    INCOME       TOTAL RETURN
                SUBACCOUNT                 YEAR (000S)  HIGHEST TO LOWEST    (000S)    TO LOWEST*      RATIO**  HIGHEST TO LOWEST***
------------------------------------------ ---- ------- ----------------- ----------- -------------  ---------- --------------------
Value Series I                             2009   5,781  $20.14 to $15.58 $    99,043 1.90% to 0.45%   1.36%     40.55% to 38.52%
                                           2008   4,528   14.33 to 11.25       67,974  1.90 to 0.45    1.00     (41.14) to (41.99)
                                           2007   5,824   24.34 to 19.39      154,363  1.90 to 0.45    1.33        7.73 to 6.17
                                           2006   7,252   27.46 to 13.65      180,671  1.90 to 0.45    0.38        20.50 to 9.20
                                           2005   8,521   23.01 to 15.37      177,720  1.90 to 0.45    0.62       12.05 to 10.45
Value Series II                            2009   1,798   20.25 to 18.02       28,922  2.05 to 0.45    1.12       40.16 to 37.94
                                           2008   2,060   14.68 to 12.86       24,021  2.05 to 0.45    0.79     (41.22) to (42.16)
                                           2007   2,511   25.39 to 21.87       50,705  2.05 to 0.45    1.00        7.52 to 5.80
                                           2006   2,811   24.08 to 13.63       54,277  2.05 to 0.45    0.20        20.26 to 9.04
                                           2005   2,596   20.33 to 16.05       42,338  2.05 to 0.45    0.42       11.85 to 10.08
Wellington Small Cap Growth Series I       2009       8   11.07 to 10.91           86  1.55 to 0.80    0.00       33.51 to 32.51
                                           2008       2    8.29 to 8.23            17  1.55 to 0.80    0.00     (33.69) to (34.13)
Wellington Small Cap Growth Series II      2009   2,052   16.31 to 15.13       30,671  2.05 to 0.45    0.00       33.82 to 31.70
                                           2008   2,215   12.18 to 11.49       25,137  2.05 to 0.45    0.00     (40.07) to (41.03)
                                           2007   1,950   20.33 to 19.48       37,591  2.05 to 0.45    0.00       13.26 to 11.45
                                           2006   1,718   17.95 to 12.40       29,891  2.05 to 0.45    0.00       12.71 to (0.81)
                                           2005   1,169   16.04 to 15.76       18,480  2.05 to 0.45    0.00       27.41 to 26.07
Wellington Small Cap Value Series I        2009      19   12.48 to 12.30          241  1.55 to 0.80    0.95       27.63 to 26.67
                                           2008       1    9.78 to 9.71             8  1.55 to 0.80    4.41     (21.77) to (22.29)
Wellington Small Cap Value Series II       2009   2,611   15.38 to 14.27       37,414  2.05 to 0.45    0.40       27.81 to 25.78
                                           2008   3,964   12.03 to 11.35       45,279  2.05 to 0.45    1.00     (26.60) to (27.77)
                                           2007   4,136   16.39 to 15.71       65,291  2.05 to 0.45    0.56      (3.57) to (5.11)
                                           2006   4,012   17.00 to 13.58       66,826  2.05 to 0.45    0.00        18.50 to 8.65
                                           2005   2,337   14.45 to 14.20       33,286  2.05 to 0.45    0.00       14.78 to 13.57
Wells Capital Core Bond Series II          2009     792   15.33 to 14.23       11,527  2.05 to 0.45    2.12        9.12 to 7.38
                                           2008     628   14.05 to 13.25        8,460  2.05 to 0.45    7.75        2.68 to 1.05
                                           2007     273   13.68 to 13.11        3,624  2.05 to 0.45    7.22        5.58 to 3.90
                                           2006     117   12.96 to 12.62        1,494  2.05 to 0.45    2.11        3.15 to 1.52
                                           2005      56   12.65 to 12.43          699  2.05 to 0.45    0.00       0.50 to (0.56)


* These amounts represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

** These amounts represent the annualized distributions from net investment income received by the subaccount from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolio in which the subaccounts invest.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                               DECEMBER 31, 2009

7. DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefits plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Company believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

8. SUBSEQUENT EVENTS

In accordance with the provision set forth in ASC 855 "Subsequent Events" ("ASC855") formerly known as FAS 165, "Subsequent Events," Management has evaluated the possibility of subsequent events existing in the Account's financial statements through the date the financial statements were issued and has determined that no events have occurred that require additional disclosure.

                            PART C OTHER INFORMATION

Guide to Name Changes and Successions:

                                  NAME CHANGES

DATE OF CHANGE       OLD NAME                                              NEW NAME
--------------       ---------------------------------------------------   -----------------------------------------------
October 1, 1997      NASL Variable Account                                 The Manufacturers Life Insurance Company
                                                                           of North America Separate Account A

October 1, 1997      North American Security Life Insurance Company        The Manufacturers Life Insurance Company
                                                                           of North America

November 1, 1997     NAWL Holding Co., Inc.                                Manulife-Wood Logan Holding Co., Inc.

September 24, 1999   Wood Logan Associates, Inc.                           Manulife Wood Logan, Inc

January 1, 2005      The Manufacturers Life Insurance Company (U.S.A.)     John Hancock Life Insurance Company (U.S.A.)
                     Separate Account A                                    Separate Account A

January 1, 2005      The Manufacturers Life Insurance Company (U.S.A.)     John Hancock Life Insurance Company (U.S.A.)

January 1, 2005      Manulife Financial Securities LLC                     John Hancock Distributors LLC

January 1, 2005      Manufacturers Securities Services LLC                 John Hancock Investment Management Services LLC

On September 30, 1997, Manufacturers Securities Services, LLC succeeded to the business of NASL Financial Services, Inc.

The following changes became effective January 1, 2002: (a) The Manufacturers Life Insurance Company of North America ("Manulife North America") merged into The Manufacturers Life Insurance Company (U.S.A.) with the latter becoming the owner of all of Manulife North America's assets; (b) Manulife Financial Securities LLC became the successor broker-dealer to Manufacturers Securities Services, LLC.

                                     *****

Item 24. Financial Statements and Exhibits

     (a)  Financial Statements

          (1) Financial Statements of the Registrant, John Hancock Life Insurance Company (U.S.A.) Separate Account H. [FILED HEREWITH]

          (2) Financial Statements of the Depositor, John Hancock Life Insurance Company (U.S.A.). [FILED HEREWITH]

     (b)  Exhibits

          (1) (i) Resolution of the Board of Directors of Manufacturers Life Insurance Company (U.S.A.) establishing The Manufacturers Life Insurance Company Separate Account H, incorporated by reference to Exhibit (1)(i) to Pre-Effective Amendment No. 1 to Registration Statement, File No. 333-70728, filed on January 2, 2002.

          (2) Agreements for custody of securities and similar investments - Not Applicable.

          (3) (i) Underwriting Agreement dated August 10, 1995, incorporated by reference to Exhibit (b)(3)(i) to Registration Statement, File No. 033-76162, filed on February 25, 1998.

               (ii) Distribution and Servicing Agreement dated February 17,
                    2009, incorporated by reference to Exhibit 24(b)(3)(ii) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed on April 1, 2009.

               (iii) General Agent and Broker-Dealer Selling Agreement,
                    incorporated by reference to Exhibit 24(b)(3)(iii) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed on April 1, 2009.

          (4) (a) Specimen Modified Single Purchase Payment Deferred Variable Annuity Contract, Non-Participating, incorporated by reference to Exhibit 24(b)(4)(a) to the initial Form N-4 for this Registration Statement, File No. 333-159267, filed on May 15, 2009.


               (b) Specimen SIMPLE Individual Retirement Annuity Endorsement (ENDSIMPLE-MSP.09), incorporated by reference to Exhibit 24(b)(4)(b) to this Registration Statement, File No. 333-159267, filed on June 5, 2009.



               (c) Specimen Individual Retirement Annuity Endorsement (ENDIRA-MSP.09), incorporated by reference to Exhibit 24(b)(4)(c) to this Registration Statement, File No. 333-159267, filed on June 5, 2009.



               (d) Specimen ROTH Individual Retirement Annuity Endorsement (ENDROTH-MSP.09), incorporated by reference to Exhibit 24(b)(4)(d) to this Registration Statement, File No. 333-159267, filed on June 5, 2009.


          (5) (a) Specimen Application for Modified Single Purchase Payment Deferred Variable Annuity Contract, National, incorporated by reference to Exhibit 24(b)(5)(a) to the initial Form N-4 for this Registration Statement, File No. 333-159267, filed on May 15, 2009.

          (6) (i) Restated Articles of Redomestication of The Manufacturers Life Insurance Company (U.S.A.) - Incorporated by reference to Exhibit A(6) to Registration Statement on Form S-6, File No. 333-41814, filed on July 20, 2000.

               (ii) Certificate of Amendment to Certificate of Incorporation of
                    the Company, Name Change July 1984, incorporated by reference to Exhibit (3)(i)(a) to Form 10Q of The Manufacturers Life Insurance Company of North America, filed on November 14, 1997.

               (iii) Certificate of Amendment to Certificate of Incorporation of
                    the Company changing its name to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005, incorporated by reference to Exhibit (b)(6)(iii) to Registration Statement, File No. 333-70728, filed on May 1, 2007.

               (iv) By-laws of The Manufacturers Life Insurance Company
                    (U.S.A.), incorporated by reference to Exhibit A(6)(b) to Registration Statement on Form S-6, File No. 333-41814, filed on July 20, 2000.

               (v) Amendment to By-Laws reflecting the Company's name change to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005, incorporated by reference to Exhibit
                    (b)(6)(v) to Registration Statement, File No. 333-70728, filed on May 1, 2007.

          (7) Contract of reinsurance in connection with the variable annuity contracts being offered - NOT APPLICABLE.

          (8) Other material contracts not made in the ordinary course of business which are to be performed in whole or in part on or after the date the registration statement is filed:

               (a)  (i)  CSC Customer Agreement dated June 30, 2004,
                         incorporated by reference to Exhibit 24(b)(8)(a)(i) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed on April 1, 2009.

                    (ii) Addendum No. 2 to the Remote Service Exhibit Number 1
                         dated July 1, 2006 with CSC, incorporated by reference to Exhibit 24(b)(8)a)(ii) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed on April 1, 2009.

               (b)  (i)  Merger Agreement with The Manufacturers Life Insurance
                         Company (U.S.A.) and The Manufacturers Life Insurance Company of North America, incorporated by reference to
                         Exhibit 24(b)(8)(b)(i) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed on April 1, 2009.

               (c)  (i)  Participation Agreement among John Hancock Life
                         Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock

                         Variable Life Insurance Company and John Hancock Trust dated April 20, 2005, incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement, File No. 333-126668, filed on October 12, 2005.

                    (ii) Shareholder Information Agreement between John Hancock
                         Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007, incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement, File No. 333-85284, filed on April 30, 2007.

                    (iii) Shareholder Information Agreement between John Hancock
                         Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007, incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement, File No. 333-85284, filed on April 30, 2007.


          (9)  Opinion and consent of Counsel, incorporated by reference to
               Exhibit 24(b)(9) to this Registration Statement, File No. 333-159267, filed on June 5, 2009.


          (10) Written consent of Ernst & Young, independent registered public accounting firm. [FILED HEREWITH]

          (11) All financial statements omitted from Item 23, Financial Statements--NOT APPLICABLE.

          (12) Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter or initial contract owners -- NOT APPLICABLE.

          (13) Schedules of computation,-- Incorporated by reference to Exhibit
               (b)(13) to post-effective amendment no. 2 to Form N-4, file number 33-76162, filed March 1, 1996.

          (14) Financial Data Schedule - NOT APPLICABLE.


          (15) Powers of Attorney. [FILED HEREWITH]





Item 25. Directors and Officers of the Depositor.


     OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                        EFFECTIVE AS OF DECEMBER 15, 2009



NAME AND PRINCIPAL BUSINESS ADDRESS                                POSITION WITH DEPOSITOR
-----------------------------------   --------------------------------------------------------------------------------
John D. DesPrez III*                  Chairman and Chief Executive Officer
James R. Boyle*                       Director and President
Jonathan Chiel*                       Executive Vice President and General Counsel
Thomas Borshoff*                      Director
Ruth Ann Fleming*                     Director
James D. Gallagher*                   Director and Executive Vice President
Scott S. Hartz***                     Director, Executive Vice President, and Chief Investment Officer, US Investments
Bradford J. Race*                     Director
Rex Schlaybaugh, Jr.*                 Director
John G. Vrysen*                       Director and Senior Vice President
Warren A. Thomson**                   Senior Executive Vice President
Robert T. Cassato*                    Executive Vice President

     OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                        EFFECTIVE AS OF DECEMBER 15, 2009



NAME AND PRINCIPAL BUSINESS ADDRESS                                POSITION WITH DEPOSITOR
-----------------------------------   --------------------------------------------------------------------------------
Marc Costantini*                      Executive Vice President
Steven A. Finch*                      Executive Vice President
Marianne Harrison+                    Executive Vice President
Peter Levitt**                        Executive Vice President and Treasurer
Katherine MacMillan**                 Executive Vice President
Stephen R. McArthur**                 Executive Vice President
Hugh McHaffie*                        Executive Vice President
Bob Diefenbacher+                     Senior Vice President
Carol Nicholson Fulp*                 Senior Vice President
Peter Gordon***                       Senior Vice President
Allan Hackney*                        Senior Vice President and Chief Information Officer
Naveed Irshad**                       Senior Vice President
Gregory Mack*                         Senior Vice President
Ronald J. McHugh*                     Senior Vice President
Lynn Patterson*                       Senior Vice President and Chief Financial Officer
Craig R. Raymond*                     Senior Vice President, Chief Actuary and Chief Risk Officer
Diana L. Scott*                       Senior Vice President
Alan R. Seghezzi***                   Senior Vice President
Bruce R. Speca*                       Senior Vice President
Tony Teta*                            Senior Vice President
Brooks Tingle***                      Senior Vice President
Emanuel Alves*                        Vice President, Counsel, and Corporate Secretary
John C. S. Anderson***                Vice President
Roy V. Anderson*                      Vice President
Arnold Bergman*                       Vice President
Stephen J. Blewitt***                 Vice President
Robert Boyda*                         Vice President
George H. Braun***                    Vice President
Thomas Bruns*                         Vice President
William Burrow*                       Vice President
Tyler Carr*                           Vice President
Joseph Catalano**                     Vice President
Philip Clarkson+                      Vice President
Brian Collins+                        Vice President
Art Creel*                            Vice President
George Cushnie**                      Vice President
John J. Danello*                      Vice President
Wilma Davis***                        Vice President
Anthony J. Della Piana***             Vice President
Brent Dennis***                       Vice President
Robert Donahue++                      Vice President
Lynn L. Dyer***                       Vice President, Counsel and Chief Compliance Officer - U.S. Investments
John Egbert*                          Vice President
David Eisan++                         Vice President
Edward Eng**                          Vice President
Paul Gallagher+++                     Vice President
Wayne A. Gates++                      Vice President
Ann Gencarella***                     Vice President
Richard Harris**                      Vice President and Appointed Actuary
John Hatch*                           Vice President
Dennis Healy+                         Vice President
Kevin Hill***                         Vice President
E. Kendall Hines***                   Vice President
Eugene Xavier Hodge, Jr.***           Vice President
James C. Hoodlet***                   Vice President

     OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                        EFFECTIVE AS OF DECEMBER 15, 2009



NAME AND PRINCIPAL BUSINESS ADDRESS                                POSITION WITH DEPOSITOR
-----------------------------------   --------------------------------------------------------------------------------
Terri Judge+                          Vice President
Roy Kapoor**                          Vice President
Mitchell Karman***                    Vice President, Chief Compliance Officer & Counsel
Frank Knox*                           Vice President, Chief Compliance Officer - Retail Funds/Separate Accounts
Jonathan Kutrubes*                    Vice President
Cynthia Lacasse***                    Vice President
Denise Lang**                         Vice President
Robert Leach*                         Vice President
David Longfritz*                      Vice President
Nathaniel I. Margolis***              Vice President
John Maynard+                         Vice President
Steven McCormick**                    Vice President
Janis K. McDonough***                 Vice President
Scott A. McFetridge***                Vice President
William McPadden***                   Vice President
Peter J. Mongeau+                     Vice President
Steven Moore*                         Vice President
Curtis Morrison***                    Vice President
Colm D. Mullarkey***                  Vice President
Tom Mullen*                           Vice President
Scott Navin***                        Vice President
Nina Nicolosi*                        Vice President
James O'Brien+                        Vice President
Frank O'Neill*                        Vice President
Jacques Ouimet+                       Vice President
Gary M. Pelletier***                  Vice President
Steven Pinover*                       Vice President
David Plumb+                          Vice President
Krishna Ramdial*                      Vice President, Treasury
S. Mark Ray***                        Vice President
Jill Rebman*                          Vice President
Mark Rizza*                           Vice President
Ian R. Roke*                          Vice President
Andrew Ross**                         Vice President
Thomas Samoluk*                       Vice President
Martin Sheerin+                       Vice President
Gordon Shone*                         Vice President
Jonnie Smith****                      Vice President
Yiji S. Starr*                        Vice President
Karen Walsh*                          Vice President
Joseph P. Welch+++                    Vice President
Jeffery Whitehead*                    Vice President and Controller
Henry Wong***                         Vice President
Gaurav Upadhya**                      Vice President
Peter de Vries**                      Vice President
Randy Zipse***                        Vice President



*    Principal business office is 601 Congress Street, Boston, MA 02210



**   Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5



***  Principal business office is 197 Clarendon Street, Boston, MA 02117



**** Principal business office is 164 Corporate Drive Portsmouth, NH 03801



+    Principal business office is 200 Berkeley Street, Boston, MA 02116



++   Principal business office is 380 Stuart Street, Boston, MA 02116



+++  Principal business office is 200 Clarendon Street, Boston, MA 02116

Item 26. Persons Controlled by or Under Common Control with Depositor or Registrant.

Registrant is a separate account of John Hancock Life Insurance Company (U.S.A.) (the "Company"), operated as a unit investment trust. Registrant supports certain benefits payable under the Company's variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Trust (the "Trust"), which is a "series" type of mutual fund registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct the Company with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, the Company directly controls Registrant.


On the effective date of this Amendment to the Registration Statement, the Company and its affiliates are controlled by Manulife Financial Corporation ("MFC"). A list of other persons controlled by MFC as of December 31, 2009 appears below:

                            MANULIFE FINANCIAL CORPORATION
              PRINCIPAL SUBSIDIARIES -POST-MERGER DECEMBER 31, 2009

FOR EXTERNAL USE


                                                       __________________
                                                      |                  |
                                                      |Manulife Financial|
                                                      |    Corporation   |
                                                      |     (Canada)     |
                                                      |__________________|
                                                               |
                                                               |........................................................
                                                               |                                                       .
                                                       ________|_________                                         _____._______
                                                      |                  |                                       |             |
                                                      | The Manufacturers|                                       |John Hancock |
                                                      |  Life Insurance  |                                       | Reassurance |
                                                      |      Company     |                                       |Company, Ltd.|
                                                      |     (Canada)     |                                       | (Bermuda)   |
                                                      |__________________|                                       |_____________|
                                                               |
                                                               |
                                                               |-----------------------------------------------------------------
                                                               |                                                                 |
 ______________________________________________________________|______________________                                           |
|                  |                  |                      .  |                     |                                          |
|                  |                  |                      .  |                     |                                          |
|                  |                  |                      .  |                     |                                          |
|    ___________   |   ____________   |     ______________   .  |   _______________   |   ____________                           |
|   |           |  |  |            |  |    |              |  .  |  |               |  |  |            |                          |
|   |    NAL    |  |  | MFC Global |  |    |   Manulife   |  .  |  |    Manulife   |  |__|    MLI     |                          |
|   | Resources |  |  | Investment |  |    |   Insurance  |  .  |  |    Holdings   |     | Resources  |                          |
|---|Management |  |--| Management |  |    |  (Thailand)  |  .  |__|    (Bermuda)  |     |    Inc.    |                          |
|   |  Limited  |  |  |  (U.S.A.)  |  |    |    Public    |...     |     Limited   |     | (Alberta)  |                          |
|   | (Canada)  |  |  |   Limited  |  |    |    Company   |98.25%__|    (Bermuda)  |     |____________|                          |
|   |___________|  |  |  (Canada)  |  |    |    Limited   |     |  |_______________|           .                                 |
|                  |  |____________|  |    |  (Thailand)  |     |                              .                                 |
|                  |                  |    |______________|     |                              ......................            |
|                                                 |             |                              .                    .            |
|                  |                  |           |99.9999%     |                              .                    . 45.76%     |
|    __________    |   ____________   |     ______|_______      |   _______________       _____.______          ____.________    |
|   |          |   |  |            |  |    |              |     |  |               |     |            |        |             |   |
|   | Manulife |   |  | MFC Global |  |    |   Manulife   |     |  | Manufacturers |     |  Manulife  |        |   Manulife  |   |
|   |  Bank of |   |  |    Fund    |  |    |     Asset    |     |--|  P&C Limited  |     |    Life    |    ----|   Holdings  |   |
|---|  Canada  |   |--| Management |  |    |  Management  |     |  |  (Barbados)   |     |  Insurance |   |    |    Berhad*  |   |
|   | (Canada) |   |  |  (Europe)  |  |    |  (Thailand)  |     |  |_______________|     |   Company  |   |    |  (Malaysia) |   |
|   |__________|   |  |   Limited  |  |    |    Company   |     |                        |   (Japan)  |   |    |_____________|   |
|                  |  |  (England) |  |    |    Limited   |     |                        |____________|   |                      |
|                  |  |____________|  |    |  (Thailand)  |     |                              |          |                      |
|                  |        |         |    |______________|     |                              |          |                      |
|                           |         |                         |                              |          |                      |
|    __________    |   _____|______   |     ______________      |   _______________       _____|______    |     _____________    |
|   |          |   |  |            |  |    |              |     |  |               |     |            |   |    |             |   |
|   | Manulife |   |  | MFC Global |  |    |   Manulife   |     |  | Manufacturers |     | MFC Global |   |    |   Manulife  |   |
|   |  Canada  |   |  | Investment |  |----|   (Vietnam)  |     |--|      Life     |     | Investment |   |----|   Insurance |   |
|---|   Ltd.   |   |--| Management |  |    |    Limited   |     |  |  Reinsurance  |     | Management |   |    |    Berhad   |   |
|   | (Canada) |   |  |  (Europe)  |  |    |   (Vietnam)  |     |  |    Limited    |     |   (Japan)  |   |    |  (Malaysia) |   |
|   |__________|   |  |   Limited  |  |    |______________|     |  |   (Barbados)  |     |   Limited  |   |    |_____________|   |
|                  |  |  (England) |  |           |             |  |_______________|     |   (Japan)  |   |                      |
|                  |  |___________ |  |           |             |                        |____________|   |     ______________   |
|                  |                  |           |             |                                         |    |              |  |
|                  |                  |           |             |                                         |    |Manulife Asset|  |
|    ___________   |   ____________   |     ______|_______      |   _______________                       |    |  Management  |  |
|   |           |  |  |            |  |    |              |     |  |               |                       ----|  (Malaysia)  |  |
|   |   First   |  |  |  Berkshire |  |    |   Manulife   |     |  |   Manulife    |                           |    Sdn Bhd   |  |
|   |   North   |  |  |  Insurance |  |    |    Vietnam   |     |  | International |                           |  (Malaysia)  |  |
|---| American  |  |--|  Services  |  |    |     Fund     |      --|   Holdings    |                           |______________|  |
|   | Insurance |  |  |    Inc.    |  |    |  Management  |        |    Limited    |                                             |
|   |  Company  |  |  |  (Ontario) |  |    |    Company   |        |   (Bermuda)   |                                             |
|   | (Canada)  |  |  |____________|  |    |    Limited   |        |_______________|                                             |
|   |___________|  |        |         |    |   (Vietnam)  |               |                                                      |
|                  |        |         |    |______________|               |--------------------                                  |
|                  |        |         |                                   |                    |                                 |
|    ___________   |   _____|______   |     _____________           ______|________       _____|______                           |
|   |           |  |  |            |  |    |              |        |               |     |            |                          |
|   |    FNA    |  |  |     JH     |  |    |   Manulife   |        |   Manulife    |     |  Manulife  |                          |
|---| Financial |  |  | Investments|  |----|  (Singapore) |        |(International)|     |    Asset   |                          |
|   |   Inc.    |  |  | (Delaware) |  |    |   Pte. Ltd.  |        |    Limited    |     | Management |                          |
|   | (Canada)  |  |  |     LLC    |  |    |  (Singapore) |        |   (Bermuda)   |     |   (Asia)   |                          |
|   |___________|  |  | (Delaware) |  |    |______________|        |_______________|     |   Limited  |                          |
|         |        |  |____________|  |                                   |              | (Barbados) |                          |
|         |        |                  |                                   | 51%          |____________|                          |
|         |        |                  |                                   |                    |                                 |
|    _____|_____   |   ____________   |     ______________          ______|________       _____|______                           |
|   |           |  |  |            |  |    |              |        |               |     |            |                          |
|   | Elliott & |  |  |  Manulife  |  |    |   Manulife   |        |   Manulife-   |     |  Manulife  |                          |
|   |   Page    |  |  | Securities |  |    |     Asset    |        |   Sinochem    |     |    Asset   |                          |
|   |  Limited  |  |--| Investment |  |    |  Management  |        |     Life      |     | Management |                          |
|   | (Ontario) |  |  |  Services  |  |----|  (Singapore) |        | Insurance Co. |     | (Hong Kong)|                          |
|   |___________|  |  |    Inc.    |  |    |     Pte.     |        | Ltd. (China)  |     |   Limited  |                          |
|                  |  |  (Canada)  |  |    |     Ltd.     |        |_______________|     | (Hong Kong)|                          |
|                  |  |____________|  |    |  (Singapore) |                              |____________|                          |
|                  |                  |    |______________|                                    |                                 |
|                  |                  |                                                        |                                 |
|    ___________   |   ____________   |     ______________                                _____|_______                          |
|   |           |  |  |            |  |    |              |                              |             |                         |
|   |    EIS    |  |  |  Manulife  |  |    |      The     |                              |  Manulife   |                         |
|   | Services  |  |  | Securities |  |    | Manufacturers|                              |    Asset    |                         |
 ---| (Bermuda) |   --|Incorporated|  |----|     Life     |                              | Management  |                         |
    |  Limited  |     |  (Ontario) |  |    | Insurance Co.|                              |(Taiwan) Co.,|                         |
    | (Bermuda) |     |____________|  |    |   (Phils.),  |                              |    Ltd.     |                         |
    |___________|                     |    |     Inc.     |                              |  (Taiwan)   |                         |
                                      |    | (Philippines)|                              |_____________|                         |
                                      |    |______________|                                                                      |
                                      |                                                                                          |
                                      |     _______________                                                                      |
                                      |    |               |                                                                     |
                                      |    |  PT Asuransi  |                                                                     |
                                      |    | Jiwa Manulife |                                                                     |
                                       ----|  Indonesia (1)|                                                                     |
                                        95%|  (Indonesia)  |                                                                     |
                                           |_______________|                                                                     |
                                                   .                                                                             |
                                                   .                                                                             |
                                            _______._______                                                                      |
                                           |               |                                                                     |
                                           |  PT Manulife  |                                                                     |
                                           |     Aset      |                                                                     |
                                           |   Manajemen   |                                                                     |
                                           |   Indonesia   |                                                                     |
                                           |  (Indonesia)  |                                                                     |
                                           |_______________|                                                                     |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                        -----------------------------------------------------------------------------------------
                                       |
                                       |
                                _______|_____
                               |              |
                               |   Manulife   |
                               |   Holdings   |
                               |   (Alberta)  |
                               |    Limited   |
                               |   (Alberta)  |
                               |______________|
                                      |
                                      |
                                ______|_______
                               |              |
                               | John Hancock |
                               |   Holdings   |
                               |  (Delaware)  |
                               |      LLC     |
                               |  (Delaware)  |
                               |______________|
                                      |
                                      |
                                ______|_______
                               |              |
                               |      The     |
                               | Manufacturers|
                               |  Investment  |
                               |  Corporation |
                               |  (Michigan)  |
                               |______________|
                                      |
                                      |----------------------------------------------------------------------------
                                ______|_______                                           ____|______        _______|_________
                               |              |                                         |           |      |                 |
                               | John Hancock |                                         |  Manulife |      |  John Hancock   |
                               |     Life     |                                         |Reinsurance|      | International,  |
                          -----|   Insurance  |-----------------------                  |  Limited  |      |      Inc.       |
                         |     |    Company   |                       |                 | (Bermuda) |      | (Massachusetts) |
                         |     |   (U.S.A.)   |                       |                 |___________|      |_________________|
                         |     |  (Michigan)  |                       |                                            |
                         |     |______________|                       |                                            | 50%
                         |                                            |                                     _______|_________
                         |                                            |                                    |                 |
                         |      _______________               ________|_______                             |  John Hancock   |
                         |     |               |             |                |                            |   Tianan Life   |
                         |     | John Hancock  |             |  John Hancock  |                            |Insurance Company|
                         |     | Life & Health |       ------|Subsidiaries LLC|                            |     (China)     |
                         |-----|   Insurance   |      |      |   (Delaware)   |                            |_________________|
                         |     |    Company    |      |      |________________|
                         |     |(Massachusetts)|      |
                         |     |_______________|      |
                         |                            |
                         |                            |
                         |      ______________        |       ________________
                         |     |              |       |      |                |
                         |     | John Hancock |       |      |  John Hancock  |
                         |-----| Distributors |       |      |    Financial   |
                         |     |      LLC     |       |------|  Network, Inc. |
                         |     |  (Delaware)  |       |      | (Massachusetts)|
                         |     |______________|       |      |________________|
                         |                            |
                         |                            |
                         |      ______________        |       ________________
                         |     |              |       |      |                |
                         |     | John Hancock |       |      | Hancock Natural|
                         |     |     Life     |       |------| Resource Group,|
                         |-----|   Insurance  |       |      | Inc. (Delaware)|
                         |     |    Company   |       |      |________________|
                         |     |  of New York |       |
                         |     |  (New York)  |       |
                         |     |______________|       |
                         |            |               |
                         |            | 38%           |
                         |      ______|_______        |       ________________
                         |     |              |       |      |                |
                         |     | John Hancock |       |      |   Declaration  |
                          -----|  Investment  |       |------|  Management &  |
                           57% |  Management  |       |      |  Research LLC  |
                               | Services, LLC|       |      |   (Delaware)   |
                               |  (Delaware)  |       |      |________________|
                               |______________|       |
                                     /.\ 5%           |
                                      .               |       ________________
                                      .               |      |                |
                                      .               |      |  The Berkeley  |
                                      .                ------|    Financial   |
                                      .                      |    Group LLC   |
                                      .......................|   (Delaware)   |
                                                             |________________|
                                                                     .
                                                                     .
                                                              _______.________
                                                             |                |
                                                             |  John Hancock  |
                                                             |    Funds LLC   |
                                                             |   (Delaware)   |
                                                             |________________|

........ Indirect Control
_______ Direct Control

Prepared by: Corporate Tax
Date: March 23, 2010

(1) PT Asuransi Jiwa Manulife Indonesia holds indirectly the remaining 5% of its own equity.

This chart displays voting shares. All entities are 100% controlled unless otherwise indicated.

Item 27. Number of Contract Owners.


As of FEBRUARY 28, 2010, there were 33 qualified and 25 non-qualified contracts of the series offered hereby outstanding.


Item 28. Indemnification.

     Article XII of the Restated Articles of Redomestication of the Company provides as follows:

     No director of this Corporation shall be personally liable to the Corporation or its shareholders or policyholders for monetary damages for breach of the director's fiduciary duty, provided that the foregoing shall not eliminate or limit the liability of a director for any of the following:

          i) a breach of the director's duty or loyalty to the Corporation or its shareholders or policyholders;

          ii) acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law;

          iii) a violation of Sections 5036, 5276 or 5280 of the Michigan Insurance Code, being MCLA 500.5036, 500.5276 and 500.5280;

          iv) a transaction from which the director derived an improper personal benefit; or

          v) an act or omission occurring on or before the date of filing of these Articles of Incorporation.

If the Michigan Insurance Code is hereafter amended to authorize the further elimination or limitation of the liability of directors. then the liability of a director of the Corporation, in addition to the limitation on personal liability contained herein, shall be eliminated or limited to the fullest extent permitted by the Michigan Insurance Code as so amended. No amendment or repeal of this
Article XII shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to the effective date of any such amendment or repeal.

Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters.

     (a) Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC ("JHD LLC"), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.


NAME OF INVESTMENT COMPANY                                           CAPACITY IN WHICH ACTING
--------------------------                                           ------------------------
John Hancock Life Insurance Company (U.S.A.) Separate Account H        Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A        Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N        Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I        Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L        Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M        Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A     Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B     Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q        Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W        Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X        Principal Underwriter
John Hancock Variable Life Account UV                                  Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R        Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T        Principal Underwriter
John Hancock Variable Life Account S                                   Principal Underwriter
John Hancock Variable Life Account U                                   Principal Underwriter
John Hancock Variable Life Account V                                   Principal Underwriter



     (b) John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC (JHD LLC). The management of JHD LLC is vested in its board of managers (consisting of Edward Eng**, Steve Finch***, Lynne Patterson*, Christopher M. Walker**, and Karen Walsh*) who have authority to act on behalf of JHD LLC.


*    Principal business office is 601 Congress Street, Boston, MA 02210

**   Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5


***  Principal business office is 197 Clarendon St, Boston, MA 02116





     (c)  None.

Item 30. Location of Accounts and Records.

     All books and records are maintained at 601 Congress Street, Boston, MA 02210.

Item 31. Management Services.

     None.

Item 32. Undertakings.

     (a) Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

          John Hancock Life Insurance Company (U.S.A.) ("Company") hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

     (b) Representation of Registrant Pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended

          Registrant is relying on a no-action letter issued in connection with funding vehicles for retirement plans meeting the requirements of
          Section 403(b) of the Internal Revenue Code of 1986, as amended, on November 28, 1988, SEC Reference No. IP-6-88, and is complying with the provisions of paragraphs 1-4 of such no action letter.

     (c)  Undertakings Pursuant to Item 32 of Form N-4

          (1) The Depositor and Registrant will file a post-effective amendment to this registration statement as frequently as is necessary to insure that the audited financial statements in the registration statement are never longer than 16 months old for so long as payments under the variable annuity contracts may be accepted;

          (2) The Depositor and Registrant will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

          (3) The Depositor and Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet all the requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Securities Act of 1933 Rule 485(b) and they have caused this Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, as of this 7th day of April, 2010.


JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
SEPARATE ACCOUNT H
(Registrant)


By: JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
    (Depositor)


By: /s/ John D. DesPrez III
    ---------------------------------
    John D. DesPrez III
    Chairman & Chief Executive Officer

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)


By: /s/ John D. DesPrez III
    ---------------------------------
    John D. DesPrez III
    Chairman & Chief Executive Officer

                                   SIGNATURES


     As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in their capacities with the Depositor as of this 7th day of April, 2010.


Signature                                                  Title
---------                               -----------------------------------------------


/s/ John D. DesPrez III                 Chairman & Chief Executive Officer
-------------------------------------   (Principal Executive Officer)
John D. DesPrez III


/s/ Lynne Patterson                     Senior Vice President & Chief Financial Officer
-------------------------------------   (Principal Financial Officer)
Lynne Patterson


/s/ Jeffery J. Whitehead                Vice President & Controller
-------------------------------------   (Principal Accounting Officer)
Jeffery J. Whitehead


           *                            Director
-------------------------------------
Thomas Borshoff


           *                            Director
-------------------------------------
James R. Boyle


           *                            Director
-------------------------------------
Ruth Ann Fleming


           *                            Director
-------------------------------------
James D. Gallagher


           *                            Director
-------------------------------------
Scott S. Hartz


           *                            Director
-------------------------------------
Bradford J. Race, Jr.


           *                            Director
-------------------------------------
Rex Schlaybaugh, Jr.


           *                            Director
-------------------------------------
John Vrysen


*/s/ Thomas J. Loftus                   Senior Counsel - Annuities
-------------------------------------
Thomas J. Loftus
Pursuant to Power of Attorney

                                  EXHIBIT INDEX

 ITEM NO.                         DESCRIPTION
---------   --------------------------------------------------------
24(b)(10)   Consent of Independent Registered Public Accounting Firm
24(b)(15)                      Powers of Attorney